    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2008
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 118                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 119                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                WITH A COPY TO:


                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):


[x]   Immediately upon filing pursuant to Rule 485(b), or


[]   on [date], pursuant to Rule 485(b)


[]   60 days after filing pursuant to Rule 485(a)(1), or


[]   on March 21, 2008, pursuant to Rule 485(a)(1)


[]   75 days after filing pursuant to Rule 485(a)(2), or


[]   on [date], pursuant to Rule 485(a)(2)


If appropriate, check the following box:


[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 118 to the Registration Statement of Wells Fargo Funds Trust (the Trust) is being filed to add the audited financial statements and certain related financial information for the fiscal period ended September 30, 2007, for the Wells Fargo Advantage
Allocation Funds, the Wells Fargo Advantage International Stock Funds, and the Wells Fargo Advantage Equity Gateway Funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  ALLOCATION FUNDS


Moderate Balanced Fund

Asset Allocation Fund

Growth Balanced Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                              3
Moderate Balanced Fund                            4
Asset Allocation Fund                            10
Growth Balanced Fund                             14
Description of Principal Investment Risks        20
Portfolio Holdings Information                   24


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds           25
About Wells Fargo Funds Trust                      25
The Investment Adviser and Portfolio Managers      25
The Sub-Adviser and Portfolio Managers             26
Dormant Investment Advisory Arrangements           27


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                     28
Reductions and Waivers of Sales Charges       30
Pricing Fund Shares                           34
How to Open an Account                        35
How to Buy Shares                             36
How to Sell Shares                            38
How to Exchange Shares                        41
Account Policies                              43


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                    45
Taxes                                            46
Master/Gateway (Reg. TM) Structure               47
Financial Highlights                             61
For More Information                     Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

MODERATE BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFMAX
CLASS B
Ticker: WMOBX
CLASS C
Ticker: WFBCX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        MODERATE BALANCED FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.


                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES            60%                     50-70%

 EQUITY STYLES                  40%                     30-50%


                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                             SUB-ADVISER
 FIXED INCOME STYLES                             60.00%
   Managed Fixed Income Portfolio                                          31.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                                 15.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                              9.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                       4.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                   40.00%
                                               -------
  Large Cap Blend Style                                        10.00%
   Index Portfolio                                                         10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                        10.00%
   Equity Income Portfolio                                                  3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                            3.33%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                   3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                       10.00%
   Disciplined Growth Portfolio                                             2.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         1.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                           7.00%   Peregrine Capital Management, Inc.
  Small Cap Style                                               4.00%
   Emerging Growth Portfolio                                                0.46%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                1.33%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                           0.87%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                            0.13%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                                      1.21%   Wells Capital Management Incorporated
  International Style                                           6.00%
   International Value Portfolio                                            1.50%   LSV Asset Management
   International Core Portfolio                                             1.50%   New Star Institutional Managers
   International Index Portfolio                                            1.50%   SSgA Funds Management, Inc.
   International Growth Portfolio                                           1.50%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                              100.00%






 6 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
AS OF 12/31 EACH YEAR
1998     1999    2000    2001    2002     2003     2004    2005    2006    2007
16.48%   7.76%   9.24%   0.46%   -8.20%   15.38%   5.71%   3.64%   8.95%   6.02%


              BEST AND WORST QUARTER
  Best Quarter:          Q4    1998         10.12%
  Worst Quarter:         Q3    2002         -9.12%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                 1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Before Taxes                                          -0.08%            6.59%           5.70%
  After Taxes on Distributions/2/                       -2.40%            4.85%           3.71%
  After Taxes on Distributions and Sale of               0.97%            4.92%           3.88%
  Fund Shares/2/
 CLASS B/1/ before taxes                                 0.22%            6.75%           5.54%
 CLASS C/1/ before taxes                                 4.26%            7.06%           5.54%
 S&P 500 INDEX/3/                                        5.49%           12.82%           5.91%
  (reflects no deduction for fees, expenses
  or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/            6.97%            4.42%           5.97%
  (reflects no deduction for fees, expenses
  or taxes)
 MODERATE BALANCED ALLOCATION COMPOSITE                  6.41%            8.36%           6.26%
  INDEX/5/
  (reflects no deduction for fees, expenses
  or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5 The Moderate Balanced Allocation Composite Index is weighted 45% in the
  Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM) Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


                                                        MODERATE BALANCED FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)            CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on             5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)              None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.61%            0.61%            0.61%
  Acquired Fund Fees and Expenses                     0.42%            0.42%            0.42%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.28%            2.03%            2.03%
  Fee Waivers                                         0.13%            0.13%            0.13%
  NET EXPENSES/5/                                     1.15%            1.90%            1.90%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 8 MODERATE BALANCED FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the period:
   1 Year              $685              $693              $293
   3 Years             $945              $924              $624
   5 Years           $1,225            $1,281            $1,081
  10 Years           $2,021            $2,065            $2,348
 If you do NOT sell your shares:
   1 Year              $685              $193              $193
   3 Years             $945              $624              $624
   5 Years           $1,225            $1,081            $1,081
  10 Years           $2,021            $2,065            $2,348


                                                        MODERATE BALANCED FUND 9

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION:
11/13/1986
CLASS A
Ticker: SFAAX
CLASS B
Ticker: SASBX
CLASS C
Ticker: WFALX

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in equity securities; and

o  40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                    NEUTRAL                  TARGET
                            TARGET ALLOCATION        ALLOCATION RANGES
 Equity Styles                   60%                     35-85%
 Fixed Income Styles             40%                     15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:

o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

 10 ASSET ALLOCATION FUND

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk

   o Index Tracking Risk
   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        ASSET ALLOCATION FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]



CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002      2003     2004    2005    2006     2007
25.58%   9.49%   0.99%   -7.19%   -12.92%   22.15%   9.25%   4.80%   12.03%   7.31%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998      16.09 %
  Worst Quarter:      Q3    2002      -12.39%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                 1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Returns Before Taxes                                   1.12%            9.65%           5.93%
  Returns After Taxes on Distributions/2/               -0.72%            8.22%           4.06%
  Returns After Taxes on Distributions an  d             1.39%            7.59%           4.18%
  Sale of Fund Shares/2/
 CLASS B/1/Returns before taxes                          1.51%            9.86%           5.77%
 CLASS C/1/Returns before taxes                          5.50%           10.12%           5.76%
 S&P 500 INDEX/3,4/                                      5.49%           12.82%           5.91%
  (reflects no deduction for fees, expenses
  or taxes)
 LEHMAN BROTHERS 20+TREASURY INDEX/5/                   10.15%            6.02%           7.32%
  (reflects no deduction for fees, expenses
  or taxes)
 ASSET ALLOCATION COMPOSITE INDEX/6/                     7.40%           10.27%           6.93%
  (reflects no deduction for fees, expense
  or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on November 13, 1986.
  Class B shares incepted on January 1, 1995. Class C shares incepted on April 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
5 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

6 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and
  40% in the Lehman Brothers 20+ Treasury Index. You cannot invest directly in an index.


 12 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)            CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on             5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)              None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.62%            0.62%            0.62%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.64%            0.64%            0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.26%            2.01%            2.01%
  Fee Waivers                                         0.11%            0.11%            0.11%
  NET EXPENSES/4/                                     1.15%            1.90%            1.90%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the period:
   1 Year              $685              $693              $293
   3 Years             $941              $920              $620
   5 Years           $1,217            $1,273            $1,073
  10 Years           $2,001            $2,045            $2,329
 If you do NOT sell your shares:
   1 Year              $685              $193              $193
   3 Years             $941              $620              $620
   5 Years           $1,217            $1,073            $1,073
  10 Years           $2,001            $2,045            $2,329

                                                        ASSET ALLOCATION FUND 13

GROWTH BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFGBX
CLASS B
Ticker: NVGRX
CLASS C
Ticker:WFGWX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and

o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 14 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         GROWTH BALANCED FUND 15

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.


                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                  65%                     50-80%

 FIXED INCOME STYLES            35%                     20-50%


                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                              SUB-ADVISER
 EQUITY STYLES                                   65.00%
  Large Cap Blend Style                                        16.25%
   Index Portfolio                                                          16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                                        16.25%
   Equity Income Portfolio                                                   5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                             5.42%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                    5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                       16.25%
   Disciplined Growth Portfolio                                              3.25%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         1.625%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                          11.375%   Peregrine Capital Management, Inc.
  Small Cap Style                                               6.50%
   Emerging Growth Portfolio                                                 0.76%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                 2.17%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                            1.40%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                             0.22%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                     1.95%   Wells Capital Management Incorporated
  International Style                                           9.75%
   International Value Portfolio                                             2.44%   LSV Asset Management
   International Core Portfolio                                              2.44%   New Star Institutional Managers
   International Index Portfolio                                             2.44%   SSgA Funds Management, Inc.
   International Growth Portfolio                                            2.43%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                             35.00%
                                               -------
   Managed Fixed Income Portfolio                                           24.50%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                               7.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                        3.50%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                              100.00%






 16 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004    2005    2006     2007
22.37%   12.12%   7.59%   -3.15%   -15.92%   23.23%   7.81%   4.53%   12.15%   6.32%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.79%
  Worst Quarter:      Q3    2002      -15.64%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                 1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Before Taxes                                           0.21%            9.31%           6.49%
  After Taxes on Distributions/2/                       -2.33%            7.84%           5.00%
  After Taxes on Distributions and Sale of               1.52%            7.49%           4.93%
  Fund Shares/2/
 CLASS B/1/ before taxes                                 0.54%            9.51%           6.33%
 CLASS C/1/ before taxes                                 4.53%            9.79%           6.35%
 S&P 500 INDEX/3/                                        5.49%           12.82%           5.91%
  (reflects no deduction for fees, expenses
  or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/            6.97%            4.42%           5.97%
  (reflects no deduction for fees, expenses
  or taxes)
 GROWTH BALANCED COMPOSITE INDEX/5/                      6.24%           11.17%           6.68%
  (reflects no deduction for fees, expenses
  or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 14, 1998. Class B and Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers
  U.S. Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 (Reg. TM) Index.

                                                         GROWTH BALANCED FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)            CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on             5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)              None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.59%            0.59%            0.59%
  Acquired Fund Fees and Expenses                     0.47%            0.47%            0.47%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.31%            2.06%            2.06%
  Fee Waivers                                         0.11%            0.11%            0.11%
  NET EXPENSES/5/                                     1.20%            1.95%            1.95%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 18 GROWTH BALANCED FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the period:
   1 Year              $690              $698              $298
   3 Years             $956              $935              $635
   5 Years           $1,242            $1,298            $1,098
  10 Years           $2,054            $2,098            $2,381
 If you do NOT sell your shares:
   1 Year              $690              $198              $198
   3 Years             $956              $635              $635
   5 Years           $1,242            $1,098            $1,098
  10 Years           $2,054            $2,098            $2,381


                                                         GROWTH BALANCED FUND 19

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 24 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments, except the Asset Allocation Fund, in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Growth Balanced Fund and the
Growth Balanced Fund     Moderate Balanced Fund, both of which he has managed since 2005. Mr. Biwer joined
Moderate Balanced Fund   Funds Management in 2005 as a portfolio manager and a member of the asset allocation team. He participates in determining the asset allocations of the Funds'
                         investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.

CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Growth Balanced Fund and the
Growth Balanced Fund     Moderate Balanced Fund, both of which he has managed since 2005. Mr. Chan has
Moderate Balanced Fund   served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm's asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Funds' investments in various master portfolios. Education: B.A., American Studies, University of California at Los Angeles.

ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund     Balanced Fund, both of which he has managed since 2005. He has served as a Portfolio
Moderate Balanced Fund   Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Funds' investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of
                         Michigan.


THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


DOUG BEATH               Mr. Beath is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund     Balanced Fund, both of which he has managed since 2006. Mr. Beath joined Wells
Moderate Balanced Fund   Capital Management in July 2006 as a portfolio manager with the Quantitative Asset
                         Management Team. From 2005 to 2006, Mr. Beath was a senior vice president for SMH
                         Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was senior vice president of research with H.C.
                         Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation.
                         Education: B.A., Liberal Arts, University of Michigan; M.B.A., Fordham University.

 26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GALEN G. BLOMSTER, CFA   Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
Asset Allocation Fund    has managed since 2002, and the Growth Balanced Fund and Moderate Balanced
Growth Balanced Fund     Fund, both of which he has managed since 1989. He joined Wells Capital Management
Moderate Balanced Fund   as Vice President and Director of Research from Norwest Investment Management, where he served as a Portfolio Manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from Wells Capital Management in April 2007, and rejoined the firm in October 2007 as a Principal and Senior Advisor serving in an advisory capacity on the Quantitative
                         Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team's quantitative models. Education: B.S.,
                         Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D., Purdue
                         University.

GREGORY T. GENUNG, CFA   Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund    managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has since managed certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics,
                         University of Minnesota, Duluth.

JEFFREY P. MELLAS        Mr. Mellas is jointly responsible for managing the Asset Allocation Fund, Growth
Asset Allocation Fund    Balanced Fund and the Moderate Balanced Fund, all of which he has managed since
Growth Balanced Fund     2003. Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of
Moderate Balanced Fund   Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining
                         Wells Capital Management, Mr. Mellas was with Alliance Capital Management since
                         1995, as Vice President and Global Portfolio Strategist. Education: B.A., Economics,
                         University of Minnesota; M.B.A., Finance and International Business, New York
                         University. Additional studies: International Management Program at H-ute Etudes
                         Commer-iales, Paris, France, and Universit- de Valery, Montpellier, France.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Growth Balanced Fund and Moderate Balanced Fund have similar "dormant" sub-advisory arrangements with some or all of the sub-advisers that advise the master portfolios in which each such Fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes, and effective at the close of business on February 14, 2008, the Funds will no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                            CLASS A                            CLASS B/1/                         CLASS C
 INITIAL SALES CHARGE       5.75%                              None. Your entire investment       None. Your entire investment
                                                              goes to work immediately.          goes to work immediately.

 CONTINGENT DEFERRED        None (except that a charge         5% and declines until it           1% if shares are sold within
 SALES CHARGE (CDSC)       of 1% applies to certain           reaches 0% at the beginning        one year after purchase.
                           redemptions made within            of the 7th year.
                           eighteen months, following
                           purchases of $1 million or
                           more without an initial sales
                           charge).

 ONGOING DISTRIBUTION       None.                              0.75%                              0.75%
 (12B-1) FEES

 PURCHASE MAXIMUM           None. Volume reductions            $100,000                           $1,000,000
                           given upon providing
                           adequate proof of eligibility.

 ANNUAL EXPENSES            Lower ongoing expenses             Higher ongoing expenses            Higher ongoing expenses
                           than Classes B and C.              than Class A because of            than Class A because of
                                                              higher 12b-1 fees.                 higher 12b-1 fees.

 CONVERSION FEATURE         Not applicable.                    Yes. Converts to Class A           No. Does not convert to
                                                              shares after a certain             Class A shares, so annual
                                                              number of years depending          expenses do not decrease.
                                                              on the Fund, so annual
                                                              expenses decrease.



1 Effective at the close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

 28 A CHOICE OF SHARE CLASSES

                                   CLASS A SHARES
                                SALES CHARGE SCHEDULE
                                   FRONT-END SALES           FRONT-END SALES
                                    CHARGE AS %              CHARGE AS %
                                     OF PUBLIC              OF NET AMOUNT
 AMOUNT OF PURCHASE               OFFERING PRICE               INVESTED
  Less than $50,000                     5.75%                     6.10%
  $50,000 to $99,999                    4.75%                     4.99%
  $100,000 to $249,999                  3.75%                     3.90%
  $250,000 to $499,999                  2.75%                     2.83%
  $500,000 to $999,999                  2.00%                     2.04%
  $1,000,000 and over/1/                0.00%                     0.00%


1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES

Effective at the close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


 CLASS      RES CDSC      ULE FOR AL        DS
 REDEMP       1 YEAR        2 YEARS        3 YEARS        4 YEARS        5 YEARS        6 YEARS        7 YEARS        8 YEARS
 CDSC         5.00%          4.00%          3.00%          3.00%          2.00%          1.00%          0.00%         A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 29

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)


o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

 30 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED

You may aggregate the following types of accounts indicated below to qualify for a volume discount:



 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?             YES         NO
 Individual accounts                                X
 Joint accounts                                     X
 UGMA/UTMA accounts                                 X
 Trust accounts over which the shareholder          X
  has individual or shared authority
 Solely owned business accounts                     X
 RETIREMENT PLANS
 Traditional and Roth IRAs                          X
 SEP IRAs                                           X
 SIMPLE IRAs that use the WELLS FARGO                           X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS FARGO        X
  ADVANTAGE FUNDS prototype agreement
 403(b) Plan accounts                               X
 401(k) Plan accounts                                           X
 OTHER ACCOUNTS
 529 Plan accounts*                                             X
 Accounts held through other brokerage firms                    X



* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:


o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 31

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.


o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and


 32 REDUCTIONS AND WAIVERS OF SALES CHARGES distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 FUND                          CLASS B             CLASS C
 Moderate Balanced             0.75%               0.75%
 Asset Allocation              0.75%               0.75%
 Growth Balanced               0.75%               0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 33

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 34 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


                                                       HOW TO OPEN AN ACCOUNT 35

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                      A new account may not be opened by                 o To buy additional shares or buy
                                  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                  Advantage Fund account with your bank              www.wellsfargo.com/
                                  information on file. If you do not currently       advantagefunds.
                                  have an account, refer to the section on           o Subsequent online purchases
                                  buying shares by mail or wire.                     have a minimum of $100 and a
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
--------------------------------- -------------------------------------------------- -----

 By Mail                          o Complete and sign your account                   o Enclose a voided check (for
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                                                     and your account number.
                                                    REGULAR MAIL
                                  --------------------------------------------------

                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266                     with your check made payable
                                                                                     to the Fund to the address on
                                               Boston, MA 02266-8266                 the left.

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                     A new account may not be opened by                 To buy additional shares or to buy
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
--------------------------------- -------------------------------------------------- -------------------------------------


 36 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
-------------------------- ---------------------------------------------- --------------------------------------

 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
-------------------------- ---------------------------------------------- --------------------------------------

 Through Your Investment    Contact your investment representative.       Contact your investment
 Representative                                                           representative.
-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 37

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
--------------------- ----------------------------------------------------------------------

 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
--------------------- ----------------------------------------------------------------------

 In Person            Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                      53051.
--------------------- -----


 38 HOW TO SELL SHARES

 SELLING SHARES                            TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)          use the automated phone system 1-800-368-7550.
                                          o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                          application or subsequently in writing.
                                          o Redemption requests may not be made by phone if the
                                          address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                          o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                          or transferred to a linked bank account.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
----------------------------------------- -----------------------------------------------------------------

 Through Your Investment Representative    Contact your investment representative.
----------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 39

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 40 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:


   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds


                                                       HOW TO EXCHANGE SHARES 41

Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 42 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 43

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 44 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, make distributions of any net investment income and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 45

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 46 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                    (current income and capital appreciation), consistent with minimizing risk to principal.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 47

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                   $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                   Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.

 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.


 48 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                              Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

 EQUITY VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                              Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 49

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO               INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                               correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                               A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                               100% correlation is not feasible. Our ability to track the performance of the S&P 500
                               Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                               Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 INFLATION-PROTECTED BOND      INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                     capital appreciation, while providing protection against inflation.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                               Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

 50 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL CORE PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                     These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We follow a two-phase investment process. In the first phase, we conduct bottom-
                                     up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                     methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                     Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 51

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 52 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                    We use a quantitative investment model to make investment decisions for the
                                    Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                    "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                    term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                          PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In making investment decisions for the Portfolio, we consider companies in the
                                    Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 53

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                           10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                           capitalization companies as those with market capitalizations of $3 billion or more.
                           We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                           dominance in their niche or industry; low cost producers; low levels of leverage;
                           potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

 MANAGED FIXED INCOME      INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO                 investing in investment grade intermediate term securities.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                           We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                           We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between two to six years.
                           While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                           in securities of supranational organizations; and in municipal securities.

 54 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 SMALL COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

 STABLE INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                 denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                 grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                 Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                 We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.


 56 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE        The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)            disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                  Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                  We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

 TOTAL RETURN BOND PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                  and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                  dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                  We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                  From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


 58 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

=============================

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

=============================

COOKE & BIELER, L.P. (Cooke & Bieler), located at 1700 Market Street, Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


=============================

GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. For additional information regarding Galliard, see "The Sub-Adviser and Portfolio Managers" sub-section.


--------------------------------------------------------------------------------

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

--------------------------------------------------------------------------------

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.


=============================

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth, Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.


 60 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

MODERATE BALANCED FUND
CLASS A SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                                SEPT. 30,         SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                            2007             2006               2005               2004
 NET ASSET VALUE, BEGINNING OF PERIOD             $21.97           $22.23             $21.72             $21.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.65/1/             0.60               0.43               0.13
  Net realized and unrealized gain (loss)
   on investments                                   1.73             0.75               1.13              (0.20)
                                              ----------        ---------          ---------          ---------
  Total from investment operations                  2.38             1.35               1.56              (0.07)
                                              ----------        ---------          ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.61)           (0.51)             (0.40)              0.00
  Distributions from net realized gain             (0.98)           (1.10)             (0.65)              0.00
                                              ----------        ---------          ---------          ---------
  Total distributions                              (1.59)           (1.61)             (1.05)              0.00
                                              ----------        ---------          ---------          ---------
 NET ASSET VALUE, END OF PERIOD                   $22.76           $21.97             $22.23             $21.72
                                              ==========        =========          =========          =========
 TOTAL RETURN/2/                                   11.33%            6.39%              7.32%             (0.32)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $9,839           $5,618             $4,745             $2,576
  Ratio of net investment income (loss) to
   average net assets/3/                            2.80%            2.75%              2.11%              1.14%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/                                      1.28%            1.27%/4/           1.30%/4/           1.27%/4/
  Waived fees and reimbursed expenses/3/           (0.13)%          (0.12)%            (0.15)%            (0.12)%
  Ratio of expenses to average net assets
   after waived fees and expenses/3,4/              1.15%            1.15%              1.15%              1.15%
  Portfolio turnover rate/5/                          82%              93%                91%                62%



1 Calculated based upon average shares outstanding
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



                                                         FINANCIAL HIGHLIGHTS 61

MODERATE BALANCED FUND
CLASS B SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                                SEPT. 30,         SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                            2007             2006               2005               2004
 NET ASSET VALUE, BEGINNING OF PERIOD             $21.76           $22.04             $21.62             $21.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.47/1/             0.42               0.31               0.06
  Net realized and unrealized gain (loss)
   on investments                                   1.72             0.76               1.08              (0.23)
                                              ----------        ---------          ---------          ---------
  Total from investment operations                  2.19             1.18               1.39              (0.17)
                                              ----------        ---------          ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.44)           (0.36)             (0.32)              0.00
  Distributions from net realized gain             (0.98)           (1.10)             (0.65)              0.00
                                              ----------        ---------          ---------          ---------
  Total distributions                              (1.42)           (1.46)             (0.97)              0.00
                                              ----------        ---------          ---------          ---------
 NET ASSET VALUE, END OF PERIOD                   $22.53           $21.76             $22.04             $21.62
                                              ==========        =========          =========          =========
 TOTAL RETURN/2/                                   10.49%            5.60%              6.50%             (0.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $3,699           $3,283             $3,121             $2,304
  Ratio of net investment income (loss) to
   average net assets/3/                            2.01%            1.99%              1.35%              0.65%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/                                      2.03%            2.02%/4/           2.05%/4/           2.02%/4/
  Waived fees and reimbursed expenses/3/           (0.13)%          (0.12)%            (0.15)%            (0.12)%
  Ratio of expenses to average net assets
   after waived fees and expenses/3,4/              1.90%            1.90%              1.90%              1.90%
  Portfolio turnover rate/5/                          82%              93%                91%                62%



1 Calculated based upon average shares outstanding
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.




 62 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
CLASS C SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                                SEPT. 30,         SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                            2007             2006               2005               2004
 NET ASSET VALUE, BEGINNING OF PERIOD             $21.77           $22.05             $21.62             $21.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.47/1/             0.43               0.31               0.08
  Net realized and unrealized gain (loss)
   on investments                                   1.72             0.75               1.08              (0.25)
                                              ----------        ---------          ---------          ---------
  Total from investment operations                  2.19             1.18               1.39              (0.17)
                                              ----------        ---------          ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.46)           (0.36)             (0.31)              0.00
  Distributions from net realized gain             (0.98)           (1.10)             (0.65)              0.00
                                              ----------        ---------          ---------          ---------
  Total distributions                               1.44            (1.46)             (0.96)              0.00
                                              ----------        ---------          ---------          ---------
 NET ASSET VALUE, END OF PERIOD                   $22.52           $21.77             $22.05             $21.62
                                              ==========        =========          =========          =========
 TOTAL RETURN/2/                                   10.49%            5.58%              6.50%             (0.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $2,034           $1,602             $1,223               $693
  Ratio of net investment income (loss) to
   average net assets/3/                            2.03%            2.00%              1.35%              0.65%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/                                      2.03%            2.02%/4/           2.05%/4/           2.01%/4/
  Waived fees and reimbursed expenses/3/           (0.13)%          (0.12)%            (0.15)%            (0.11)%
  Ratio of expenses to average net assets
   after waived fees and expenses/3,4/              1.90%            1.90%              1.90%              1.90%
  Portfolio turnover rate/5/                          82%              93%                91%                62%



1 Calculated based upon average shares outstanding
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 63

ASSET ALLOCATION FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 13, 1986
For a share outstanding throughout each period


                                   SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:              2007           2006           2005           2004           2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $20.94         $19.99         $18.80         $17.50         $14.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                          0.47/1/           0.44           0.40        0.36/1/           0.30
  Net realized and
   unrealized gain (loss)
   on investments                     2.58           1.16           1.64           1.57           2.53
                                 ---------       --------       --------      ---------       --------
  Total from investment
   operations                         3.05           1.60           2.04           1.93           2.83
                                 ---------       --------       --------      ---------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.47)         (0.43)         (0.41)         (0.36)         (0.30)
  Distributions from net
   realized gain                     (0.40)         (0.22)         (0.44)         (0.27)          0.00
                                 ---------       --------       --------      ---------       --------
  Total distributions                (0.87)         (0.65)         (0.85)         (0.63)         (0.30)
                                 ---------       --------       --------      ---------       --------
 NET ASSET VALUE, END OF
PERIOD                              $23.12         $20.94         $19.99         $18.80         $17.50
                                 =========       ========       ========      =========       ========
 TOTAL RETURN/2/                     14.83%          8.13%         11.03%         11.12%         19.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $914,716       $871,848       $934,783       $864,857       $838,683
  Ratio of net investment
   income (loss) to
   average net assets/3/              2.12%          2.13%          2.06%          1.90%          1.80%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.25%          1.26%          1.23%          1.34%          1.45%
  Waived fees and
   reimbursed expenses/3/            (0.10)%        (0.11)%        (0.08)%        (0.19)%        (0.30)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                        1.15%          1.15%          1.15%          1.15%          1.15%
  Portfolio turnover rate               16%            11%             6%             4%            15%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


 64 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND
CLASS B SHARES - COMMENCED ON JANUARY 1, 1995
For a share outstanding throughout each period


                                  SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:              2007          2006           2005           2004           2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.73        $12.15         $11.42         $10.63          $9.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                          0.19/1/          0.18           0.15        0.13/1/           0.10
  Net realized and
   unrealized gain (loss)
   on investments                     1.57          0.70           1.00           0.95           1.54
                                 ---------      --------       --------      ---------        -------
  Total from investment
   operations                         1.76          0.88           1.15           1.08           1.64
                                 ---------      --------       --------      ---------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.17)         (0.15)         (0.13)         (0.10)
  Distributions from net
   realized gain                     (0.24)        (0.13)         (0.27)         (0.16)          0.00
                                 ---------      --------       --------      ---------        -------
  Total distributions                (0.42)        (0.30)         (0.42)         (0.29)         (0.10)
                                 ---------      --------       --------      ---------        -------
 NET ASSET VALUE, END OF
PERIOD                              $14.07        $12.73         $12.15         $11.42         $10.63
                                 =========      ========       ========      =========       ========
 TOTAL RETURN/2/                     14.03%         7.33%         10.19%         10.24%         18.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $85,203       $125,661       $146,644       $208,029       $280,220
  Ratio of net investment
   income (loss) to
   average net assets/3/              1.36%         1.38%          1.33%          1.15%          1.05%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             2.00%         2.01%          1.98%          2.09%          2.27%
  Waived fees and
   reimbursed expenses/3/            (0.10)%       (0.11)%        (0.08)%        (0.19)%        (0.37)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                        1.90%         1.90%          1.90%          1.90%          1.90%
  Portfolio turnover rate               16%           11%             6%             4%            15%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


                                                         FINANCIAL HIGHLIGHTS 65

ASSET ALLOCATION FUND
CLASS C SHARES - COMMENCED ON APRIL 1, 1998
For a share outstanding throughout each period


                                  SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:              2007          2006          2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.75        $12.16        $11.44        $10.65         $9.11
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                          0.18/1/          0.17          0.17       0.13/1/          0.11
  Net realized and
   unrealized gain (loss)
   on investments                     1.56          0.72          0.98          0.95          1.54
                                 ---------      --------      --------     ---------       -------
  Total from investment
   operations                         1.74          0.89          1.15          1.08          1.65
                                 ---------      --------      --------     ---------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.17)        (0.16)        (0.13)        (0.11)
  Distributions from net
   realized gain                     (0.24)        (0.13)        (0.27)        (0.16)         0.00
                                 ---------      --------      --------     ---------       -------
  Total distributions                (0.42)        (0.30)        (0.43)        (0.29)        (0.11)
                                 ---------      --------      --------     ---------       -------
 NET ASSET VALUE, END OF
PERIOD                              $14.07        $12.75        $12.16        $11.44        $10.65
                                 =========      ========      ========     =========      ========
 TOTAL RETURN/2/                     13.91%         7.42%        10.15%        10.25%        18.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $36,028       $36,261       $40,795       $25,268       $27,345
  Ratio of net investment
   income (loss) to
   average net assets/3/              1.37%         1.38%         1.26%         1.15%         1.05%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             2.00%         2.01%         1.98%         2.09%         2.23%
  Waived fees and
   reimbursed expenses/3/            (0.10)%       (0.11)%       (0.08)%       (0.19)%       (0.33)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                        1.90%         1.90%         1.90%         1.90%         1.90%
  Portfolio turnover rate               16%           11%            6%            4%           15%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


 66 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
CLASS A SHARES - COMMENCED ON OCTOBER 14, 1998
For a share outstanding throughout each period


                                  SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007            2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $33.51         $33.09            $30.51            $28.27            $24.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.61           0.60              0.52           0.41/1/              0.34
  Net realized and
   unrealized gain (loss)
   on investments                     4.40           1.98              2.68              2.41              4.05
                                  --------       --------          --------         ---------          --------
  Total from investment
   operations                         5.01           2.58              3.20              2.82              4.39
                                  --------       --------          --------         ---------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.53)         (0.45)            (0.41)            (0.58)            (0.39)
  Distributions from net
   realized gain                     (1.78)         (1.71)            (0.21)             0.00              0.00
                                  --------       --------          --------         ---------          --------
  Total distributions                (2.31)         (2.16)            (0.62)            (0.58)            (0.39)
                                  --------       --------          --------         ---------          --------
 NET ASSET VALUE, END OF
PERIOD                              $36.21         $33.51            $33.09            $30.51            $28.27
                                  ========       ========          ========         =========          ========
 TOTAL RETURN/2/                     15.55%          8.13%            10.58%            10.02%            18.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $79,411        $64,560           $58,091           $56,566           $43,509
  Ratio of net investment
   income (loss) to
   average net assets/3/              1.89%          1.89%             1.59%             1.33%             1.43%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.32%          1.30%/4/          1.33%/4/          1.28%/4/          1.48%/4/
  Waived fees and
   reimbursed expenses/3/            (0.12)         (0.10)            (0.13)            (0.08)            (0.28)
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                      1.20%          1.20%             1.20%             1.20%             1.20%
  Portfolio turnover rate/5/            75%            80%               80%               51%               53%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 67

GROWTH BALANCED FUND
CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                  SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007            2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $30.29         $30.12            $27.83            $25.89            $22.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.33           0.30              0.23           0.16/1/              0.16
  Net realized and
   unrealized gain (loss)
   on investments                     3.95           1.81              2.47              2.22              3.68
                                  --------       --------          --------         ---------          --------
  Total from investment
   operations                         4.28           2.11              2.70              2.38              3.84
                                  --------       --------          --------         ---------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.28)         (0.23)            (0.20)            (0.44)            (0.17)
  Distributions from net
   realized gain                     (1.78)         (1.71)            (0.21)             0.00              0.00
                                  --------       --------          --------         ---------          --------
  Total distributions                (2.06)         (1.94)            (0.41)            (0.44)            (0.17)
                                  --------       --------          --------         ---------          --------
 NET ASSET VALUE, END OF
PERIOD                              $32.51         $30.29            $30.12            $27.83            $25.89
                                  ========       ========          ========         =========          ========
 TOTAL RETURN/2/                     14.69%          7.30%             9.76%             9.17%            17.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $66,097        $73,602           $85,327           $89,783           $81,511
  Ratio of net investment
   income (loss) to
   average net assets/3/              1.12%          1.12%             0.84%             0.58%             0.69%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             2.06%          2.05%/4/          2.08%/4/          2.02%/4/          2.57%/4/
  Waived fees and
   reimbursed expenses/3/            (0.11)%        (0.10)%           (0.13)%           (0.07)%           (0.62)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                      1.95%          1.95%             1.95%             1.95%             1.95%
  Portfolio turnover rate/5/            75%            80%               80%               51%               53%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 68 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                  SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007            2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $30.37         $30.19            $27.81            $25.88            $22.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.33           0.32              0.21           0.16/1/              0.15
  Net realized and
   unrealized gain (loss)
   on investments                     3.97           1.80              2.50              2.21              3.69
                                  --------       --------          --------         ---------          --------
  Total from investment
   operations                         4.30           2.12              2.71              2.37              3.84
                                  --------       --------          --------         ---------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.29)         (0.23)            (0.12)            (0.44)            (0.18)
  Distributions from net
   realized gain                     (1.78)         (1.71)            (0.21)             0.00              0.00
                                  --------       --------          --------         ---------          --------
  Total distributions                (2.07)         (1.94)            (0.33)            (0.44)            (0.18)
                                  --------       --------          --------         ---------          --------
 NET ASSET VALUE, END OF
PERIOD                              $32.60         $30.37            $30.19            $27.81            $25.88
                                  ========       ========          ========         =========          ========
 TOTAL RETURN/2/                     14.72%          7.29%             9.79%             9.18%            17.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $15,226        $16,351           $18,262           $20,799           $24,958
  Ratio of net investment
   income (loss) to
   average net assets/3/              1.12%          1.12%             0.84%             0.58%             0.69%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             2.06%          2.05%/4/          2.08%/4/          2.02%/4/          2.57%/4/
  Waived fees and
   reimbursed expenses/3/            (0.11)%        (0.10)%           (0.13)%           (0.07)%           (0.62)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                      1.95%          1.95%             1.95%             1.95%             1.95%
  Portfolio turnover rate/5/            75%            80%               80%               51%               53%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 69

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             028AFR / P501 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  ALLOCATION FUNDS

Conservative Allocation Fund


Moderate Balanced Fund

Asset Allocation Fund

Growth Balanced Fund

Aggressive Allocation Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                              3
Conservative Allocation Fund                      4
Moderate Balanced Fund                            9
Asset Allocation Fund                            14
Growth Balanced Fund                             18
Aggressive Allocation Fund                       23
Description of Principal Investment Risks        28
Portfolio Holdings Information                   32





--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


Organization and Management of the Funds           33
About Wells Fargo Funds Trust                      33
The Investment Adviser and Portfolio Managers      33
The Sub-Adviser and Portfolio Managers             34
Dormant Investment Advisory Arrangements           36




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares          37
How to Buy Shares            38
How to Sell Shares           40
How to Exchange Shares       42
Account Policies             44




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                                    46
Taxes                                            46
Master/Gateway (Reg. TM) Structure               47
Financial Highlights                             61
For More Information                     Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVCBX

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks total return, consisting primarily of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in fixed income securities; and

o  20% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio also uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk

   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  CONSERVATIVE ALLOCATION FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios as of the date of this Prospectus. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.


                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES            80%                     75-85%

 EQUITY STYLES                  20%                     15-25%


                                             NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                  ALLOCATION                          SUB-ADVISER
 FIXED INCOME STYLES                              80.00%
   Managed Fixed Income Portfolio                                        38.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                               25.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                           11.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                     5.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                    20.00%
                                                -------
  Large Cap Blend Style                                      5.00%
   Index Portfolio                                                        5.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                      5.00%
   Equity Income Portfolio                                                1.67%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                          1.67%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                 1.66%   Systematic Financial Management, L. P.
  Large Cap Growth Style                                     5.00%
   Disciplined Growth Portfolio                                           1.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                       0.50%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                         3.50%   Peregrine Capital Management, Inc.
  Small Cap Style                                            2.00%
   Emerging Growth Portfolio                                              0.23%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                              0.67%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                         0.44%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                          0.06%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                  0.60%   Wells Capital Management Incorporated
  International Style                                        3.00%
   International Value Portfolio                                          0.75%   LSV Asset Management
   International Core Portfolio                                           0.75%   New Star Institutional Managers
   International Index Portfolio                                          0.75%   SSgA Funds Management, Inc.
   International Growth Portfolio                                         0.75%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                               100.00%






 6 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





        CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                          AS OF 12/31 EACH YEAR
1998     1999    2000     2001    2002     2003    2004    2005    2006    2007
12.44%   4.44%   10.22%   3.29%   -1.48%   9.31%   4.24%   3.08%   6.58%   5.95%







              BEST AND WORST QUARTER
  Best Quarter:          Q4    1998          5.21%
  Worst Quarter:         Q3    2002         -3.36%



 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                5.95%             5.81%           5.74%
  Returns After Taxes on Distributions/2/             4.01%             4.39%           3.95%
  Returns After Taxes on Distributions and            4.27%             4.26%           3.92%
  Sale of Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 CONSERVATIVE ALLOCATION COMPOSITE INDEX/5/           6.52%             6.15%           5.85%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Wells Fargo Advantage Conservative Allocation Fund - Administrator Class was named the Wells Fargo Strategic Income Fund - Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Conservative Allocation Composite Index is weighted 55% in the Lehman
  Brothers U.S. Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 5% in the Russell 1000 (Reg. TM) Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 (Reg. TM) Growth Index, 3% in the MSCI EAFE Index and 2% in the Russell 2000 (Reg. TM) Index.

                                                  CONSERVATIVE ALLOCATION FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.43%
  Acquired Fund Fees and Expenses                          0.37%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.05%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          0.85%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $87
   3 Years                   $314
   5 Years                   $560
  10 Years                 $1,265


 8 CONSERVATIVE ALLOCATION FUND

MODERATE BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVMBX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                        MODERATE BALANCED FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.


                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES            60%                     50-70%

 EQUITY STYLES                  40%                     30-50%


                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                             SUB-ADVISER
 FIXED INCOME STYLES                             60.00%
   Managed Fixed Income Portfolio                                          31.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                                 15.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                              9.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                       4.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                   40.00%
                                               -------
  Large Cap Blend Style                                        10.00%
   Index Portfolio                                                         10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                        10.00%
   Equity Income Portfolio                                                  3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                            3.33%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                   3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                       10.00%
   Disciplined Growth Portfolio                                             2.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         1.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                           7.00%   Peregrine Capital Management, Inc.
  Small Cap Style                                               4.00%
   Emerging Growth Portfolio                                                0.46%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                1.33%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                           0.87%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                            0.13%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                    1.21%   Wells Capital Management Incorporated
  International Style                                           6.00%
   International Value Portfolio                                            1.50%   LSV Asset Management
   International Core Portfolio                                             1.50%   New Star Institutional Managers
   International Index Portfolio                                            1.50%   SSgA Funds Management, Inc.
   International Growth Portfolio                                           1.50%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                              100.00%






                                                       MODERATE BALANCED FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





        CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                          AS OF 12/31 EACH YEAR
1998     1999    2000    2001    2002     2003     2004    2005    2006    2007
16.74%   8.03%   9.52%   0.71%   -7.97%   15.66%   5.99%   3.83%   9.28%   6.28%






              BEST AND WORST QUARTER
  Best Quarter:          Q4    1998         10.19%
  Worst Quarter:         Q3    2002         -9.06%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                        6.28%             8.13%           6.59%
  After Taxes on Distributions/2/                     3.75%             6.33%           4.56%
  After Taxes on Distributions and Sale of            5.16%             6.22%           4.66%
  Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 MODERATE BALANCED ALLOCATION COMPOSITE               6.41%             8.36%           6.26%
  INDEX/5/
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5 The Moderate Balanced Allocation Composite Index is weighted 45% in the
  Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM) Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


 12 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.43%
  Acquired Fund Fees and Expenses                          0.42%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.10%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          0.90%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $92
   3 Years                   $330
   5 Years                   $587
  10 Years                 $1,322


                                                       MODERATE BALANCED FUND 13

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION:
11/13/1986
ADMINISTRATOR CLASS
Ticker: WFAIX

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in equity securities; and

o  40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                    NEUTRAL                  TARGET
                            TARGET ALLOCATION        ALLOCATION RANGES
 Equity Styles                   60%                     35-85%
 Fixed Income Styles             40%                     15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:

o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

 14 ASSET ALLOCATION FUND

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk

   o Index Tracking Risk
   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        ASSET ALLOCATION FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





         CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                            AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002      2003     2004    2005    2006     2007
25.58%   9.49%   0.98%   -7.20%   -12.81%   22.50%   9.52%   5.07%   12.32%   7.57%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.09%
  Worst Quarter:      Q3    2002      -12.38%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                 1 YEAR           5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                   7.57%           11.24%           6.70%
  Returns After Taxes on Distributions/2/                5.53%            9.70%           4.78%
  Returns After Taxes on Distributions an  d             5.62%            8.93%           4.84%
  Sale of Fund Shares/2/
 S&P 500 INDEX/3,4/                                      5.49%           12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS 20+TREASURY INDEX/5/                   10.15%            6.02%           7.32%
  (reflects no deduction for expenses or
  taxes)
 ASSET ALLOCATION COMPOSITE INDEX/6/                     7.40%           10.27%           6.94%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
5 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

6 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and
  40% in the Lehman Brothers 20+ Treasury Index. You cannot invest directly in an index.


 16 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.62%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.08%
  Fee Waivers                                              0.18%
  NET EXPENSES/3/                                          0.90%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                     $92
   3 Years                   $326
   5 Years                   $578
  10 Years                 $1,301

                                                        ASSET ALLOCATION FUND 17

GROWTH BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVGBX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and

o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         GROWTH BALANCED FUND 19

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.


                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                  65%                     50-80%

 FIXED INCOME STYLES            35%                     20-50%


                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                              SUB-ADVISER
 EQUITY STYLES                                   65.00%
  Large Cap Blend Style                                        16.25%
   Index Portfolio                                                          16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                                        16.25%
   Equity Income Portfolio                                                   5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                             5.42%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                    5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                       16.25%
   Disciplined Growth Portfolio                                              3.25%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         1.625%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                          11.375%   Peregrine Capital Management, Inc.
  Small Cap Style                                               6.50%
   Emerging Growth Portfolio                                                 0.76%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                 2.17%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                            1.40%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                             0.22%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                     1.95%   Wells Capital Management Incorporated
  International Style                                           9.75%
   International Value Portfolio                                             2.44%   LSV Asset Management
   International Core Portfolio                                              2.44%   New Star Institutional Managers
   International Index Portfolio                                             2.44%   SSgA Funds Management, Inc.
   International Growth Portfolio                                            2.43%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                             35.00%
                                               -------
   Managed Fixed Income Portfolio                                           24.50%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                               7.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                        3.50%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                              100.00%






 20 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                            AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004    2005    2006     2007
22.45%   12.38%   7.82%   -2.94%   -15.74%   23.54%   8.07%   4.79%   12.43%   6.56%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.86%
  Worst Quarter:      Q3    2002      -15.61%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                        6.56%            10.88%           7.36%
  After Taxes on Distributions/2/                     3.52%             9.18%           5.66%
  After Taxes on Distributions and Sale of            5.86%             8.76%           5.59%
  Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 GROWTH BALANCED COMPOSITE INDEX/5/                   6.24%            11.17%           6.68%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers
  U.S. Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 (Reg. TM) Index.

                                                         GROWTH BALANCED FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.41%
  Acquired Fund Fees and Expenses                          0.47%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.13%
  Fee Waivers                                              0.18%
  NET EXPENSES/4/                                          0.95%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $97
   3 Years                   $341
   5 Years                   $605
  10 Years                 $1,359


 22 GROWTH BALANCED FUND

AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
12/02/1997
ADMINISTRATOR CLASS
Ticker: NWBEX

INVESTMENT OBJECTIVE
The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in equity securities; and

o  20% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                   AGGRESSIVE ALLOCATION FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure (Reg.
TM)" for more information on these master portfolios.


                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                  80%                           65-95%

 FIXED INCOME STYLES            20%                            5-35%


                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                             SUB-ADVISER
 EQUITY STYLES                                   80.00%
  Large Cap Blend Style                                        20.00%
   Index Portfolio                                                         20.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                        20.00%
   Equity Income Portfolio                                                  6.67%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                            6.67%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                   6.66%   Systematic Financial Management, L. P.
  Large Cap Growth Style                                       20.00%
   Disciplined Growth Portfolio                                             4.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         2.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                          14.00%   Peregrine Capital Management, Inc.
  Small Cap Style                                               8.00%
   Emerging Growth Portfolio                                                0.93%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                2.67%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                           1.74%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                            0.26%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                    2.40%   Wells Capital Management Incorporated
  International Style                                          12.00%
   International Value Portfolio                                            3.00%   LSV Asset Management
   International Core Portfolio                                             3.00%   New Star Institutional Managers
   International Index Portfolio                                            3.00%   SSgA Funds Management, Inc.
   International Growth Portfolio                                           3.00%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                             20.00%
                                               -------
   Managed Fixed Income Portfolio                                          14.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                              4.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                       2.00%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                              100.00%



                                                   AGGRESSIVE ALLOCATION FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





              CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004    2005    2006     2007
24.21%   15.59%   5.07%   -5.84%   -19.44%   27.05%   9.21%   5.27%   14.02%   6.46%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.01%
  Worst Quarter:      Q3    2002      -18.70%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                6.46%            12.13%           7.33%
  Returns After Taxes on Distributions/2/             4.07%            10.93%           6.42%
  Returns After Taxes on Distributions and            5.53%            10.11%           6.01%
  Sale of Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 AGGRESSIVE ALLOCATION COMPOSITE INDEX/5/             6.00%            12.72%           6.69%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on December 2, 1997. Prior to April 11,
  2005, the Wells Fargo Advantage Aggressive Allocation Fund - Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund - Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Aggressive Allocation Composite Index is weighted 20% in the Lehman
  Brothers US Aggregate Bond Index, 20% in the Russell 1000 (Reg. TM) Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 (Reg. TM) Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

 26 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.44%
  Acquired Fund Fees and Expenses                          0.51%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.20%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          1.00%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                    $102
   3 Years                   $361
   5 Years                   $640
  10 Years                 $1,437

                                                   AGGRESSIVE ALLOCATION FUND 27

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 32 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments, except the Asset Allocation Fund, in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.



THOMAS C. BIWER, CFA           Mr. Biwer is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund   Fund, all of which he has managed since 2005. Mr. Biwer joined Funds Management in
Growth Balanced Fund           2005 as a portfolio manager and a member of the asset allocation team. He
Moderate Balanced Fund         participates in determining the asset allocations of the Funds' investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999.
                               Education: B.S. and M.B.A., University of Illinois.

CHRISTIAN L. CHAN, CFA         Mr. Chan is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund   Fund, all of which he has managed since 2005. Mr. Chan has served as a Portfolio
Growth Balanced Fund           Manager for Funds Management since 2005, and as a member of the firm's asset
Moderate Balanced Fund         allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Funds' investments in various master portfolios. Education:
                               B.A., American Studies, University of California at Los Angeles.

ANDREW OWEN, CFA               Mr. Owen is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund, all
Conservative Allocation Fund   of which he has managed since 2005. He has served as a Portfolio Manager for Funds
Growth Balanced Fund           Management since 2005, and has been a member of the asset allocation team and
Moderate Balanced Fund         head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Funds' investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.


THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DOUG BEATH                     Mr. Beath is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, all
Conservative Allocation Fund   of which he has managed since 2006. Mr. Beath joined Wells Capital Management in
Growth Balanced Fund           July 2006 as a portfolio manager with the Quantitative Asset Management Team. From
Moderate Balanced Fund         2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to
                               2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts,
                               University of Michigan; M.B.A., Fordham University.
GALEN G. BLOMSTER, CFA         Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
Aggressive Allocation Fund     has managed since 2002, the Aggressive Allocation Fund, which he has managed since
Asset Allocation Fund          1997, and the Conservative Allocation Fund, Growth Balanced Fund, and Moderate
Conservative Allocation Fund   Balanced Fund, all of which he has managed since 1989. He joined Wells Capital
Growth Balanced Fund           Management as Vice President and Director of Research from Norwest Investment
Moderate Balanced Fund         Management, where he served as a Portfolio Manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from Wells Capital Management in April 2007, and rejoined the firm in
                               October 2007 as a Principal and Senior Advisor serving in an advisory capacity on the
                               Quantitative Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team's quantitative models. Education:
                               B.S., Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D.,
                               Purdue University.
GREGORY T. GENUNG, CFA         Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund          managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has since managed certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics,
                               University of Minnesota, Duluth.
JEFFREY P. MELLAS              Mr. Mellas is jointly responsible for managing the Aggressive Allocation Fund, Asset
Aggressive Allocation Fund     Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and the
Asset Allocation Fund          Moderate Balanced Fund, all of which he has managed since 2003. Mr. Mellas joined
Conservative Allocation Fund   Wells Capital Management in 2003 as Managing Director of Quantitative Asset
Growth Balanced Fund           Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative
Moderate Balanced Fund         investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital
                               Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice
                               President and Global Portfolio Strategist. Education: B.A., Economics, University of
                               Minnesota; M.B.A., Finance and International Business, New York University. Additional
                               studies: International Management Program at H-ute Etudes Commer-iales, Paris,
                               France, and Universit- de Valery, Montpellier, France.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
The Conservative Allocation Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Allocation Fund have similar "dormant" sub-advisory arrangements with some or all of the sub-advisers that advise the master portfolios in which each such Fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


Under the investment advisory contract for the Conservative Allocation Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Allocation Fund, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet   A new account may not be opened by              To buy additional shares or to buy
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                            representative.                                 o Call 1-800-368-7550 for the


                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
--------------------------- ----------------------------------------------- --------------------------------------
 By Wire                                                                     To buy additional shares, instruct

                             o Complete and sign the Administrator Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.

                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------- ----------------------------------------------- --------------------------------------


 38 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
-------------------------- ---------------------------------------------- -------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 39

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ---------------------------------------------------------------------
 By Telephone /                            o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)          1-800-222-8222 or use the automated phone system at

                                          1-800-368-7550.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
----------------------------------------- --------------
 By Wire                                   o To arrange for a Federal Funds wire, call 1-800-222-8222.

                                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                          o Redemption proceeds are usually wired to the financial
                                          intermediary the following business day.
----------------------------------------- ---------------------------------------------------------------------
 By Internet                               Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------------------- ---------------------------------------------------------------------
 In Person                                 Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
----------------------------------------- --------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability


 40 HOW TO SELL SHARES
     to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


                                                           HOW TO SELL SHARES 41

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares


 42 HOW TO EXCHANGE SHARES
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 43

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 44 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 45

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, make distributions of any net investment income and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 46 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                    (current income and capital appreciation), consistent with minimizing risk to principal.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 47

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                   $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                   Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.


 48 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                              Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                              Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 49

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                               correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                               A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                               100% correlation is not feasible. Our ability to track the performance of the S&P 500
                               Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                               Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INFLATION-PROTECTED BOND       INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                     capital appreciation, while providing protection against inflation.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                               Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

 50 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL CORE PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                     These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We follow a two-phase investment process. In the first phase, we conduct bottom-
                                     up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                     methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL GROWTH PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                     Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 51

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 52 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                    We use a quantitative investment model to make investment decisions for the
                                    Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                    "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                    term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION              INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                          PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In making investment decisions for the Portfolio, we consider companies in the
                                    Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 53

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                           10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                           capitalization companies as those with market capitalizations of $3 billion or more.
                           We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                           dominance in their niche or industry; low cost producers; low levels of leverage;
                           potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 MANAGED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO                 investing in investment grade intermediate term securities.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                           We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                           We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between two to six years.
                           While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                           in securities of supranational organizations; and in municipal securities.

 54 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
 STABLE INCOME PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                 denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                 grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                 Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                 We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.


 56 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE         The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)            disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                  Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                  We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
 TOTAL RETURN BOND PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                  and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                  dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                  We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                  From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


 58 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

=============================

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

=============================

COOKE & BIELER, L.P. (Cooke & Bieler), located at 1700 Market Street, Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


=============================

GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. For additional information regarding Galliard, see "The Sub-Adviser and Portfolio Managers" sub-section.


--------------------------------------------------------------------------------

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

--------------------------------------------------------------------------------

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.


=============================

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth, Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.


 60 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 61

CONSERVATIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007             2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $19.74          $19.78            $19.48            $19.23            $18.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.70            0.67              0.54              0.44              0.46
  Net realized and
   unrealized gain (loss)
   on investments                     0.84            0.30              0.40              0.46              1.00
                                  --------        --------          --------          --------          --------
  Total from investment
   operations                         1.54            0.97              0.94              0.90              1.46
                                  --------        --------          --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.64)          (0.63)            (0.41)            (0.51)            (0.60)
  Distributions from net
   realized gain                     (0.29)          (0.38)            (0.23)            (0.14)            (0.05)
                                  --------        --------          --------          --------          --------
  Total distributions                (0.93)          (1.01)            (0.64)            (0.65)            (0.65)
                                  --------        --------          --------          --------          --------
 NET ASSET VALUE, END OF
PERIOD                              $20.35          $19.74            $19.78            $19.48            $19.23
                                  ========        ========          ========          ========          ========
 TOTAL RETURN/1/                      8.05%           5.14%             4.91%             4.74%             8.17%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $615,216        $515,658          $442,285          $412,341          $381,254
  Ratio of net investment
   income (loss) to
   average net assets/2/              3.75%           3.69%             2.78%             2.32%             2.78%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.05%           1.04%/3/          1.01%/3/          0.90%/3/          0.97%/3/
  Waived fees and
   reimbursed expenses/2/            (0.20)%         (0.19)%           (0.16)%           (0.05)%           (0.15)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2,3/                      0.85%           0.85%             0.85%             0.85%             0.82%
  Portfolio turnover rate/4/            91%            106%              102%               72%               73%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 62 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007             2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $22.08          $22.32            $21.76            $21.09            $19.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                          0.67/1/            0.64              0.52              0.42              0.44
  Net realized and
   unrealized gain (loss)
   on investments                     1.77            0.78              1.10              1.10              2.02
                                 ---------        --------          --------          --------          --------
  Total from investment
   operations                         2.44            1.42              1.62              1.52              2.46
                                 ---------        --------          --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.64)          (0.56)            (0.41)            (0.64)            (0.64)
  Distributions from net
   realized gain                     (0.98)          (1.10)            (0.65)            (0.21)            (0.20)
                                 ---------        --------          --------          --------          --------
  Total distributions                (1.62)          (1.66)            (1.06)            (0.85)            (0.84)
                                 ---------        --------          --------          --------          --------
 NET ASSET VALUE, END OF
PERIOD                              $22.90          $22.08            $22.32            $21.76            $21.09
                                 =========        ========          ========          ========          ========
 TOTAL RETURN/2/                     11.59%           6.68%             7.57%             7.28%            12.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $533,729        $558,601          $557,564          $544,698          $512,460
  Ratio of net investment
   income (loss) to
   average net asset/3/               3.00%           2.98%             2.34%             1.97%             2.25%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.10%           1.09%/4/          1.04%/4/          0.92%/4/          1.03%/4/
  Waived fees and
   reimbursed expenses/3/            (0.20)%         (0.19)%           (0.14)%           (0.02)%           (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                      0.90%           0.90%             0.90%             0.90%             0.89%
  Portfolio turnover rate/5/            82%             93%               91%               62%               64%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 63

ASSET ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                  SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:              2007          2006          2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $20.97        $20.02        $18.82        $17.53        $14.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                          0.54/1/          0.41          0.47       0.40/1/          0.33
  Net realized and
   unrealized gain (loss)
   on investments                     2.57          1.24          1.63          1.57          2.56
                                 ---------      --------      --------     ---------      --------
  Total from investment
   operations                         3.11          1.65          2.10          1.97          2.89
                                 ---------      --------      --------     ---------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.53)        (0.48)        (0.46)        (0.41)        (0.35)
  Distributions from net
   realized gain                     (0.40)        (0.22)        (0.44)        (0.27)         0.00
                                 ---------      --------      --------     ---------      --------
  Total distributions                (0.93)        (0.70)        (0.90)        (0.68)        (0.35)
                                 ---------      --------      --------     ---------      --------
 NET ASSET VALUE, END OF
PERIOD                              $23.15        $20.97        $20.02        $18.82        $17.53
                                 =========      ========      ========     =========      ========
 TOTAL RETURN/2/                     15.10%         8.43%        11.35%        11.33%        19.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $49,620       $78,458       $36,815       $37,794       $18,214
  Ratio of net investment
   income (loss) to
   average net assets/3/              2.35%         2.39%         2.31%         2.16%         2.04%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.07%         1.08%         1.00%         1.10%         1.22%
  Waived fees and
   reimbursed expenses/3/            (0.17)%       (0.18)%       (0.10)%       (0.20)%       (0.31)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                        0.90%         0.90%         0.90%         0.90%         0.91%
  Portfolio turnover rate               16%           11%            6%            4%           15%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


 64 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                    SEPT. 30,         SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:               2007               2006                2005                2004                2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $30.98            $30.76              $28.41              $26.34              $22.65
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.70              0.62                0.56             0.45/1/                0.35
  Net realized and
   unrealized gain (loss)
   on investments                       3.99              1.85                2.50                2.25                3.80
                                    --------          --------            --------           ---------            --------
  Total from investment
   operations                           4.69              2.47                3.06                2.70                4.15
                                    --------          --------            --------           ---------            --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.60)            (0.54)              (0.50)              (0.63)              (0.46)
  Distributions from net
   realized gain                       (1.78)            (1.71)              (0.21)               0.00                0.00
                                    --------          --------            --------           ---------            --------
  Total distributions                  (2.38)            (2.25)              (0.71)              (0.63)              (0.46)
                                    --------          --------            --------           ---------            --------
 NET ASSET VALUE, END OF
PERIOD                                $33.29            $30.98              $30.76              $28.41              $26.34
                                    ========          ========            ========           =========            ========
 TOTAL RETURN/2/                       15.84%             8.40%              10.87%              10.31%              18.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $1,804,249         $1,919,297          $1,848,078          $1,738,782          $1,415,216
  Ratio of net investment
   income (loss) to
   average net assets/3/                2.12%             2.13%               1.84%               1.59%               1.69%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/               1.14%             1.12%/4/            1.07%/4/            0.95%/4/            1.05%/4/
  Waived fees and
   reimbursed expenses/3/              (0.19)%           (0.17)%             (0.12)%             (0.01)%             (0.11)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                        0.95%             0.95%               0.95%               0.94%               0.94%
  Portfolio turnover rate/5/              75%               80%                 80%                 51%                 53%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 65

AGGRESSIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 2, 1997
For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007             2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $15.32          $14.57            $13.09            $11.85             $9.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.23            0.22              0.19              0.14              0.10
  Net realized and
   unrealized gain (loss)
   on investments                     2.39            1.08              1.45              1.26              2.00
                                  --------        --------          --------          --------           -------
  Total from investment
   operations                         2.62            1.30              1.64              1.40              2.10
                                  --------        --------          --------          --------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)          (0.20)            (0.16)            (0.16)            (0.16)
  Distributions from net
   realized gain                     (0.84)          (0.35)             0.00              0.00              0.00
                                  --------        --------          --------          --------           -------
  Total distributions                (1.02)          (0.55)            (0.16)            (0.16)            (0.16)
                                  --------        --------          --------          --------           -------
 NET ASSET VALUE, END OF
PERIOD                              $16.92          $15.32            $14.57            $13.09            $11.85
                                  ========        ========          ========          ========          ========
 TOTAL RETURN/1/                     17.79%           9.14%            12.61%            11.82%            21.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $273,273        $223,488          $196,484          $170,383          $131,760
  Ratio of net investment
   income (loss) to
   average net assets/2/              1.55%           1.55%             1.42%             1.14%             1.20%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.20%           1.20%/3/          1.12%/3/          1.02%/3/          1.13%/3/
  Waived fees and
   reimbursed expenses/2/            (0.20)%         (0.20)%           (0.12)%           (0.02)%           (0.13)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2,3/                      1.00%           1.00%             1.00%             1.00%             1.00%
  Portfolio turnover rate/4/            58%             61%               64%               42%               43%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.^


 66 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]




FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028AFAM / P503 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  ALLOCATION FUND

Balanced Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                              3
Balanced Fund                                     4
Description of Principal Investment Risks         8
Portfolio Holdings Information                   12


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund            13
About Wells Fargo Funds Trust                      13
The Investment Adviser and Portfolio Managers      13
The Sub-Adviser and Portfolio Managers             15


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares          16
How to Open an Account       17
How to Buy Shares            18
How to Sell Shares           20
How to Exchange Shares       23
Account Policies             25


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                      27
Taxes                              28
Financial Highlights               29
For More Information       Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
W. Frank Koster
Robert M. Thornburg

FUND INCEPTION:
12/30/1981
INVESTOR CLASS
Ticker: STAAX

INVESTMENT OBJECTIVE
The Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's target asset allocations are as follows:

o  60% of the Fund's total assets in equity securities;

o  40% of the Fund's total assets in fixed income securities; and

o up to 10% of the Fund's total assets in below investment-grade fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Fund's investment objective by investing in both equity and fixed income securities. We primarily invest the equity portion of the Fund's portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S.
companies that offer the potential for capital growth, and attempt to balance an investment's prospects for growth and income with its potential risks. We primarily invest the fixed income portion of the Fund's portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.

For the equity portion, we invest principally in equity securities of large-capitalization companies that we define as companies with market capitalizations of $3 billion or more. We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and dividend growth. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and will only sell a stock if it no longer fits our criteria of a premier company.

 4 BALANCED FUND

For the fixed income portion, we employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets invested in equity securities or fixed-income securities may temporarily deviate from the percentages indicated above due to changes in market values. We use the daily cash flows of the Fund to maintain the target asset allocations, and will rebalance the Fund when the Fund's assets deviate by a significant percentage from the target asset allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk

   o High Yield Securities Risk

   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                 BALANCED FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Balanced Fund was organized as the successor fund to the Strong Balanced Fund.

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
AS OF 12/31 EACH YEAR
 1998        1999        2000         2001         2002        2003       2004       2005       2006       2007
21.35%      15.50%       -6.36%      -11.03%      -12.65%     17.36%      6.86%      2.91%      9.99%      5.97%


                BEST AND WORST QUARTER
  Best Quarter:          Q4    1998          15.93%
  Worst Quarter:         Q3    2001          -9.36%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2007                 1 YEAR           5 YEARS          10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                   5.97%            8.51%            4.38%
  Returns After Taxes on Distributions/2/                4.75%            7.81%            3.28%
  Returns After Taxes on Distributions and               4.43%            7.02%            3.18%
  Sale of Fund Shares/2/
 S&P 500 INDEX/3/                                        5.49%           12.82%            5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/            6.97%            4.42%            5.97%
  (reflects no deduction for expenses or
  taxes)
 BALANCED FUND COMPOSITE INDEX/5/                        5.99%            9.46%            6.23%
  (reflects no deduction for expenses or
  taxes)



1 Investor Class shares incepted on December 30, 1981. Performance shown prior to April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Balanced Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5 The Balanced Fund Composite Index is weighted 60% in the S&P 500 Index and
  40% in the Lehman Brothers U.S. Aggregate Bond Index.


 6 BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.65%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.92%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.57%
  Fee Waivers                                              0.32%
  NET EXPENSES/3/                                          1.25%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $127
   3 Years                   $464
   5 Years                   $825
  10 Years                 $1,840


                                                                 BALANCED FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund has been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK      Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK   High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                             grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK               assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                              Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


 10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 12 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

At its November 7, 2007, regular quarterly meeting, the Board unanimously approved the reorganization (the "Reorganization") of the Fund into the Wells Fargo Advantage Asset Allocation Fund (the "Acquiring Fund"). The Reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. A special meeting of Fund shareholders is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization. If shareholders of the Fund approve the Reorganization, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Fund's shares. Upon completion of the Reorganization, the Fund will liquidate by distributing the Acquiring Fund shares to Fund shareholders, so Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Fund shares, cease operations and dissolve. The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.
Prior to the Reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this Prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur by the end of the third quarter of 2008. Additional information, including a detailed description of the Reorganization and the Board's reasons for approving it will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund by the second quarter of 2008. The Proxy Statement/Prospectus will also confirm the date, time and location of the special shareholder meeting.


 14 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



GARY J. DUNN, CFA     Mr. Dunn is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund         managed since 2005. He joined Wells Capital Management in 1998 as Principal for its
                      Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                      Norwest Investment Management, which combined investment advisory services with
                      Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
W. FRANK KOSTER       Mr. Koster is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund         managed since 2004. He joined Wells Capital Management (WCM) in 2005 as a
                      Portfolio Manager. Prior to joining WCM, Mr. Koster was with Strong Capital
                      Management, Inc. (SCM), serving first as a Senior Vice President of SCM's Institutional
                      Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2002, a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.
ROBERT M. THORNBURG   Mr. Thornburg is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund         managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios.
                      Education: B.A., Finance, University of Montana.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 16 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                       HOW TO OPEN AN ACCOUNT 17

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       You may open an account online and fund            o To buy additional shares or buy
                                  your account with an Electronic Funds              shares of a new Fund, visit
                                  Transfer from your bank account, by Federal        www.wellsfargo.com/
                                  Wire, or by sending us a check. Initial            advantagefunds.
                                  investments made online are limited to             o Subsequent online purchases
                                  $25,000. Visit www.wellsfargo.com/                 have a minimum of $100 and a
                                  advantagefunds.                                    maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
--------------------------------- -------                                            -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266                     with your check made payable
                                                                                     to the Fund to the address on
                                               Boston, MA 02266-8266                 the left.

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
--------------------------------- -------------------------------------------------- -------------------------------------


 18 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
-------------------------- ---------------------------------------------- --------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
-------------------------- ---------------------------------------------- --------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.
-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.



                                                            HOW TO BUY SHARES 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.




 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
--------------------- ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
--------------------- ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                      53051.
--------------------- -----



 20 HOW TO SELL SHARES

 SELLING SHARES                            TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ------------------------------------------------------------------
 By Telephone /                            o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)          use the automated phone system 1-800-368-7550.
                                          o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                          application or subsequently in writing.
                                          o Redemption requests may not be made by phone if the
                                          address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                          o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                          or transferred to a linked bank account.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
----------------------------------------- -----------------------------------------------------------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

                                                           HOW TO SELL SHARES 21
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 22 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Fund reserves the right to reject any purchase or exchange order for any reason. The Fund is not designed to serve as a vehicle for frequent trading. Purchases or exchanges that the Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own


                                                       HOW TO EXCHANGE SHARES 23
internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 24 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 25

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Fund's Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 26 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

                                                                DISTRIBUTIONS 27

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 28 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 29

BALANCED FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 30, 1981
For a share outstanding throughout each period


                                                     SEPT. 30,           SEPT. 30,           SEPT. 30,           DEC. 31,
 FOR THE PERIOD ENDED:                                2007                2006               2005/1/              2004
 NET ASSET VALUE, BEGINNING OF PERIOD                 $20.64              $19.78              $19.63              $18.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.47                0.43                0.24                0.25
  Net realized and unrealized gain (loss)
   on investments                                       1.76                0.87                0.15                1.02
                                                    --------            --------            --------            --------
  Total from investment operations                      2.23                1.30                0.39                1.27
                                                    --------            --------            --------            --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                              (0.48)              (0.44)              (0.24)              (0.26)
  Distributions from net realized gain                 (0.00)               0.00                0.00                0.00
                                                    --------            --------            --------            --------
  Total distributions                                  (0.48)              (0.44)              (0.24)              (0.26)
                                                    --------            --------            --------            --------
 NET ASSET VALUE, END OF PERIOD                       $22.39              $20.64              $19.78              $19.63
                                                    ========            ========            ========            ========
 TOTAL RETURN/2/                                       10.88%               6.64%               2.00%               6.86%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $128,796            $132,367            $142,491            $154,974
  Ratio of net investment income (loss) to
   average net assets/3/                                2.15%               2.12%               1.58%               1.25%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/                                          1.56%               1.52%               1.45%               1.31%
  Waived fees and reimbursed expenses/3/               (0.31)%             (0.27)%             (0.17)%             (0.04)%
  Ratio of expenses to average net assets
   after waived fees and expenses/3/                    1.25%               1.25%               1.28%               1.27%
  Portfolio turnover rate                                 52%                 61%                 87%                148%



1 The Fund changed its fiscal year-end from December 31 to September 30.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During certain periods, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


 30 FINANCIAL HIGHLIGHTS

BALANCED FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 30, 1981
For a share outstanding throughout each period



                                                      DEC. 31,               DEC. 31,               DEC. 31,
 FOR THE PERIOD ENDED:                                 2003                  2002                   2001
 NET ASSET VALUE, BEGINNING OF PERIOD                  $16.06                 $18.84                 $21.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.19                   0.40                   0.58
  Net realized and unrealized gain (loss)
   on investments                                        2.58                  (2.77)                 (2.99)
                                                    ---------              ---------              ----------
  Total from investment operations                       2.77                  (2.37)                 (2.41)
                                                    ---------              ---------              ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                               (0.21)                 (0.41)                 (0.58)
  Distributions from net realized gain                   0.00                   0.00                   0.00
                                                    ---------              ---------              ----------
  Total distributions                                   (0.21)                 (0.41)                 (0.58)
                                                    ---------              ---------              ----------
 NET ASSET VALUE, END OF PERIOD                        $18.62                 $16.06                 $18.84
                                                    =========              =========              ==========
 TOTAL RETURN/2/                                        17.36%                (12.65)%               (11.03)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                    $208,955              $218,015               $300,022
  Ratio of net investment income (loss) to
   average net assets/3/                                 1.09%                  2.31%                  2.88%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/                                           1.31%                  1.30%                  1.19%
  Waived fees and reimbursed expenses/3/                (0.05)%                (0.01)%                 0.00%
  Ratio of expenses to average net assets
   after waived fees and expenses/3/                     1.26%                  1.29%                  1.19%
  Portfolio turnover rate                                 205%                   226%                   234%



1 The Fund changed its fiscal year-end from December 31 to September 30.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During certain periods, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.^


                                                         FINANCIAL HIGHLIGHTS 31

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            028AFIV / P506 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

Diversified Equity Fund

Equity Income Fund

Equity Value Fund

Growth Equity Fund

Large Cap Appreciation Fund

Large Company Growth Fund

Small Company Growth Fund

Small Company Value Fund

Strategic Small Cap Value Fund
(Class A and Class C only)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Large Cap Value Fund                    4
Diversified Equity Fund                     9
Equity Income Fund                         14
Equity Value Fund                          19
Growth Equity Fund                         23
Large Cap Appreciation Fund                28
Large Company Growth Fund                  33
Small Company Growth Fund                  38
Small Company Value Fund                   43
Strategic Small Cap Value Fund             48
Description of Principal Investment        53
  Risks
Portfolio Holdings Information             56





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   57
About Wells Fargo Funds Trust              57
The Investment Adviser and Portfolio       57
  Managers
The Sub-Advisers and Portfolio Managers    58
Dormant Investment Advisory Arrangements   64
Dormant Multi-Manager Arrangement          64





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                  65
Reductions and Waivers of Sales Charges    68
Pricing Fund Shares                        72
How to Open an Account                     73
How to Buy Shares                          74
How to Sell Shares                         76
How to Exchange Shares                     79
Account Policies                           81





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 83
Taxes                                         84
Master/Gateway (Reg. TM) Structure            85
Financial Highlights                          96
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
CLASS A
Ticker: CBEAX
CLASS B
Ticker: CBEBX
CLASS C
Ticker: CBECX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]





                                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                             AS OF 12/31 EACH YEAR
1998       1999        2000       2001         2002        2003        2004       2005       2006      2007
8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.51%      0.31%      21.56%    -2.04%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002      -17.54%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         5 YEARS        10 YEARS
 CLASS A/1/
  Returns Before Taxes                          -7.66%          11.08%         7.78%
  Returns After Taxes on                        -8.63%          10.26%         5.28%
  Distributions/2/
  Returns After Taxes on                        -4.30%           9.32%         5.49%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                -7.75%          11.31%         7.64%
 CLASS C/1/ Returns Before Taxes                -3.74%          11.57%         7.65%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%          14.63%         7.68%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B        CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/       5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.67%         0.67%         0.67%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.64%         0.64%         0.64%
  TOTAL ANNUAL FUND OPERATING               1.31%         2.06%         2.06%
  EXPENSES/4/
  Fee Waivers                               0.11%         0.11%         0.11%
  NET EXPENSES/5/                           1.20%         1.95%         1.95%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $690           $698           $298
   3 Years          $956           $935           $635
   5 Years        $1,242         $1,298         $1,098
  10 Years        $2,054         $2,098         $2,381
 If you do NOT sell your shares at the end of the period:
   1 Year           $690           $198           $198
   3 Years          $956           $635           $635
   5 Years        $1,242         $1,098         $1,098
  10 Years        $2,054         $2,098         $2,381


 8 C&B LARGE CAP VALUE FUND

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1988
CLASS A
Ticker: NVDAX
CLASS B
Ticker: NVDBX
CLASS C
Ticker: WFDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Derivatives Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Smaller Company Securities Risk

   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                               25.00%
  C&B Large Cap Value Portfolio                                        8.33%     Wells Capital Management Incorporated
  Equity Income Portfolio                                              8.33%     Cooke & Bieler, L. P.
  Equity Value Portfolio                                               8.34%     Systematic Financial Management, L.P.
 Large Cap Blend Style                               25.00%
  Index Portfolio                                                     25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                              25.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                     2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                                      17.50%     Peregrine Capital Management, Inc.
 Small Cap Style                                     10.00%
  Emerging Growth Portfolio                                            1.16%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                            3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       2.17%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                                3.00%     Wells Capital Management Incorporated
 International Style                                 15.00%
                                                 ---------
  International Core Portfolio                                         3.75%     New Star Institutional Managers
  International Growth Portfolio                                       3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                                        3.75%     SSgA Funds Management, Inc.
  International Value Portfolio                                        3.75%     LSV Asset Management

 TOTAL FUND ASSETS                                  100.00%



 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006     2007
22.35%   20.44%   -1.89%   -12.68%   -22.12%   29.07%   10.49%   6.25%   13.95%   5.60%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998      19.88 %
  Worst Quarter:      Q3    2002     -19.40%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -0.48%        11.44%        5.39%
  Returns After Taxes on                       -3.24%         9.53%        3.98%
  Distributions/2/
  Returns After Taxes on                        2.02%         9.45%        4.20%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -0.18%        11.67%        5.22%
 CLASS C/1/ Returns Before Taxes                3.82%        11.91%        5.24%
 S&P 500 (Reg. TM) INDEX/3/                     5.49%        12.82%        5.91%
  (reflects no deduction for fees,
  expenses or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/          5.64%        14.77%        6.60%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000
  (Reg. TM) Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM) Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

                                                      DIVERSIFIED EQUITY FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.62%         0.62%         0.62%
  Acquired Fund Fees and Expenses            0.56%         0.56%         0.56%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.43%         2.18%         2.18%
  Fee Waivers                                0.18%         0.18%         0.18%
  NET EXPENSES/5/                            1.25%         2.00%         2.00%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 12 DIVERSIFIED EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $985           $965           $665
   5 Years        $1,296         $1,353         $1,153
  10 Years        $2,175         $2,220         $2,499
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $985           $665           $665
   5 Years        $1,296         $1,153         $1,153
  10 Years        $2,175         $2,220         $2,499


                                                      DIVERSIFIED EQUITY FUND 13

EQUITY INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
3/31/1989
CLASS A
Ticker: NVAEX
CLASS B
Ticker: NVBEX
CLASS C
Ticker: WFEEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 14 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           EQUITY INCOME FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                      CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                 AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002      2003     2004     2005    2006      2007
17.82%   8.27%   1.64%   -5.67%   -19.89%   26.01%   11.13%   5.16%   18.39%    2.69%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       16.67%
  Worst Quarter:      Q3    2002      -20.85%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -3.21%        11.03%        5.16%
  Returns After Taxes on                       -8.40%         7.99%        3.09%
  Distributions/2/
  Returns After Taxes on                       -8.40%         7.99%        3.09%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -3.09%        11.25%        4.99%
 CLASS C/1/ Returns Before Taxes                0.92%        11.51%        4.98%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/         -0.17%        14.63%        7.68%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on May 2, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 16 EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.68%         0.68%         0.68%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.68%         0.68%         0.68%
  TOTAL ANNUAL FUND OPERATING               1.36%         2.11%         2.11%
  EXPENSES/4/
  Fee Waivers                               0.26%         0.26%         0.26%
  NET EXPENSES/5/                           1.10%         1.85%         1.85%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                           EQUITY INCOME FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $681           $688           $288
   3 Years          $957           $936           $636
   5 Years        $1,253         $1,310         $1,110
  10 Years        $2,095         $2,139         $2,421
 If you do NOT sell your shares at the end of the period:
   1 Year           $681           $188           $188
   3 Years          $957           $636           $636
   5 Years        $1,253         $1,110         $1,110
  10 Years        $2,095         $2,139         $2,421


 18 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
CLASS A
Ticker: WLVAX
CLASS B
Ticker: WLVBX
CLASS C
Ticker: WLVCX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY VALUE FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





 CALENDAR YEAR TOTAL RETURNS FOR
            CLASS A/1/
      AS OF 12/31 EACH YEAR
2004     2005     2006     2007
14.92%   10.08%   17.18%   7.85%







           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      10.82%
  Worst Quarter:      Q4    2007      -3.35%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                           1.64%            12.52%
  Returns After Taxes on                        -0.43%            11.71%
  Distributions/2/
  Returns After Taxes on                         1.71%            10.55%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                 2.03%            12.91%
 CLASS C/1/ Returns Before Taxes                 6.04%            13.24%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%            13.32%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower.Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 29, 2003. Prior to April 11, 2005, the Wells Fargo Advantage Equity Value Fund was named the Wells Fargo Large Cap Value Fund. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 20 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.69%         0.69%         0.69%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.70%         0.70%         0.70%
  TOTAL ANNUAL FUND OPERATING               1.39%         2.14%         2.14%
  EXPENSES/4/
  Fee Waivers                               0.14%         0.14%         0.14%
  NET EXPENSES/5/                           1.25%         2.00%         2.00%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                            EQUITY VALUE FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $977           $957           $657
   5 Years        $1,279         $1,336         $1,136
  10 Years        $2,136         $2,181         $2,461
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $977           $657           $657
   5 Years        $1,279         $1,136         $1,136
  10 Years        $2,136         $2,181         $2,461


 22 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
CLASS A
Ticker: NVEAX
CLASS B
Ticker: NVEBX
CLASS C
Ticker: WFGGX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Derivatives Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Smaller Company Securities Risk

   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 23

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                              35.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                                     35.00%
  Emerging Growth Portfolio                                            4.09%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       7.58%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                               10.50%     Wells Capital Management Incorporated
 International Style                                 30.00%
  International Core Portfolio                                         7.50%     New Star Institutional Managers
  International Growth Portfolio                                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                        7.50%     SSgA Funds Management, Inc.
  International Value Portfolio                                        7.50%     LSV Asset Management

                                                 ---------
 TOTAL FUND ASSETS                                  100.00%



 24 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                        CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
16.50%   25.66%   -0.31%   -14.45%   -21.72%   33.65%   11.65%   7.78%   12.32%    5.43%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.99%
  Worst Quarter:      Q3    2002      -20.25%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                     -0.63%       12.41%         5.78%
  Returns After Taxes on                   -4.18%       10.34%         3.80%
  Distributions/2/
  Returns After Taxes on                    2.68%       10.37%         4.31%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes           -0.37%       12.65%         5.61%
 CLASS C/1/ Returns Before Taxes            3.65%       12.90%         5.70%
 S&P 500 (Reg. TM) INDEX/3/                 5.49%       12.82%         5.91%
  (reflects no deduction for fees,
  expenses or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/           6.87%       16.48%         6.71%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
  TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.

                                                           GROWTH EQUITY FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.60%         0.60%         0.60%
  Acquired Fund Fees and Expenses            0.73%         0.73%         0.73%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.58%         2.33%         2.33%
  Fee Waivers                                0.08%         0.08%         0.08%
  NET EXPENSES/5/                            1.50%         2.25%         2.25%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 26 GROWTH EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $719           $728           $328
   3 Years        $1,038         $1,020           $720
   5 Years        $1,379         $1,438         $1,238
  10 Years        $2,339         $2,385         $2,660
 If you do NOT sell your shares at the end of the period:
   1 Year           $719           $228           $228
   3 Years        $1,038           $720           $720
   5 Years        $1,379         $1,238         $1,238
  10 Years        $2,339         $2,385         $2,660


                                                           GROWTH EQUITY FUND 27

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
CLASS A
Ticker: WFAPX
CLASS B
Ticker: WFABX
CLASS C
Ticker: WFACX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  LARGE CAP APPRECIATION FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





     CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006     2007
-23.81%   27.34%   11.88%   8.86%   6.22%    17.09%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.50%
  Worst Quarter:      Q3    2002      -16.05%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                          10.36%       12.70%             5.41%
  Returns After Taxes on                         8.87%       11.84%             4.77%
  Distributions/2/
  Returns After Taxes on                         7.76%       10.88%             4.51%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                11.29%       12.96%             5.61%
 CLASS C/1/ Returns Before Taxes                15.18%       13.20%             5.61%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%       12.10%             4.52%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 31, 2001. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 30 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.72%         0.72%         0.72%
  TOTAL ANNUAL FUND OPERATING               1.42%         2.17%         2.17%
  EXPENSES/4/
  Fee Waivers                               0.17%         0.17%         0.17%
  NET EXPENSES/5/                           1.25%         2.00%         2.00%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                  LARGE CAP APPRECIATION FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $983           $963           $663
   5 Years        $1,291         $1,349         $1,149
  10 Years        $2,165         $2,210         $2,490
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $983           $663           $663
   5 Years        $1,291         $1,149         $1,149
  10 Years        $2,165         $2,210         $2,490


 32 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVLAX
CLASS B
Ticker: NVLOX
CLASS C
Ticker: WFLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                      CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                 AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
47.97%   32.96%   -3.81%   -21.78%   -28.24%   26.47%   3.00%   5.46%   1.97%    7.06%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.61%
  Worst Quarter:      Q1    2001      -22.88%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                           0.91%         7.17%        4.15%
  Returns After Taxes on                         0.91%         7.16%        4.03%
  Distributions/2/
  Returns After Taxes on                         0.59%         6.20%        3.59%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                 1.25%         7.33%        4.07%
 CLASS C/1/ Returns Before Taxes                 5.28%         7.65%        4.09%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%        12.10%        3.83%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on October 1, 1998. Class C shares incepted on November 8, 1999. Performance shown prior to the inception of the Class A and Class B shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A and Class B sales charges and expenses, as applicable. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.63%         0.63%         0.63%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.66%         0.66%         0.66%
  TOTAL ANNUAL FUND OPERATING               1.29%         2.04%         2.04%
  EXPENSES/4/
  Fee Waivers                               0.09%         0.09%         0.09%
  NET EXPENSES/5/                           1.20%         1.95%         1.95%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 36 LARGE COMPANY GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $690           $698           $298
   3 Years          $952           $931           $631
   5 Years        $1,234         $1,290         $1,090
  10 Years        $2,035         $2,079         $2,362
 If you do NOT sell your shares at the end of the period:
   1 Year           $690           $198           $198
   3 Years          $952           $631           $631
   5 Years        $1,234         $1,090         $1,090
  10 Years        $2,035         $2,079         $2,362


                                                    LARGE COMPANY GROWTH FUND 37

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS

William A. Grierson, CFA

Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: WFSAX
CLASS B
Ticker: WFSBX
CLASS C
Ticker: WSMCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 38 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    SMALL COMPANY GROWTH FUND 39

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                     CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                AS OF 12/31 EACH YEAR
1998     1999     2000    2001    2002      2003     2004     2005    2006     2007
-9.33%   18.82%   2.09%   0.37%   -29.78%   49.99%   13.01%   3.88%   9.52%    3.19%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.58%
  Worst Quarter:      Q3    1998      -24.68%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                          -2.75%       13.40%         3.81%
  Returns After Taxes on                        -6.38%       11.35%         1.90%
  Distributions/2/
  Returns After Taxes on                        -0.17%       10.97%         2.35%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                -2.56%       13.67%         3.65%
 CLASS C/1/ Returns Before Taxes                 1.42%       14.05%         3.72%
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C shares sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 40 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.84%         0.84%         0.84%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.63%         0.63%         0.63%
  TOTAL ANNUAL FUND OPERATING               1.47%         2.22%         2.22%
  EXPENSES/4/
  Fee Waivers                               0.02%         0.02%         0.02%
  NET EXPENSES/5/                           1.45%         2.20%         2.20%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                    SMALL COMPANY GROWTH FUND 41

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $714           $723           $323
   3 Years        $1,011           $992           $692
   5 Years        $1,330         $1,388         $1,188
  10 Years        $2,230         $2,275         $2,553
 If you do NOT sell your shares at the end of the period:
   1 Year           $714           $223           $223
   3 Years        $1,011           $692           $692
   5 Years        $1,330         $1,188         $1,188
  10 Years        $2,230         $2,275         $2,553


 42 SMALL COMPANY GROWTH FUND

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

FUND INCEPTION:
6/01/1997
CLASS A:
Ticker: SCVAX
CLASS B:
Ticker: SCVBX
CLASS C:
Ticker: SCVFX

(THESE CLASSES ARE CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $262 million to $2.5 billion, as of May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     SMALL COMPANY VALUE FUND 43

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 44 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999    2000     2001     2002     2003     2004     2005    2006      2007
-9.44%   0.44%   26.50%   12.90%   -6.46%   43.28%   23.27%   9.45%   12.96%    -13.99%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       22.94%
  Worst Quarter:      Q3    2002      -24.93%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -18.94%       12.10%         7.96%
  Returns After Taxes on                       -20.58%       10.42%         7.15%
  Distributions/2/
  Returns After Taxes on                       -10.80%       10.09%         6.81%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -19.73%       12.33%         7.78%
 CLASS C/1/ Returns Before Taxes               -15.67%       12.58%         7.78%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/          -9.78%       15.80%         9.06%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on January 31, 2002. Class C shares incepted on August 30, 2002. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Small Company Value Portfolio incepted on June 1, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                     SMALL COMPANY VALUE FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.85%         0.85%         0.85%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.66%         0.66%         0.66%
  TOTAL ANNUAL FUND OPERATING               1.51%         2.26%         2.26%
  EXPENSES/4/
  Fee Waivers                               0.06%         0.06%         0.06%
  NET EXPENSES/5/                           1.45%         2.20%         2.20%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 46 SMALL COMPANY VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $714           $723           $323
   3 Years        $1,019         $1,001           $701
   5 Years        $1,346         $1,405         $1,205
  10 Years        $2,268         $2,313         $2,590
 If you do NOT sell your shares at the end of the period:
   1 Year           $714           $223           $223
   3 Years        $1,019           $701           $701
   5 Years        $1,346         $1,205         $1,205
  10 Years        $2,268         $2,313         $2,590


                                                     SMALL COMPANY VALUE FUND 47

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi

FUND INCEPTION:
10/31/2006
CLASS A
Ticker: WFRAX
CLASS C
Ticker: WFRCX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.

A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.

 48 STRATEGIC SMALL CAP VALUE FUND

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.


Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.

We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk

   o Multi-Style Management Risk

   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               STRATEGIC SMALL CAP VALUE FUND 49

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and gives some indication of the risks of an investment in the Fund by comparing the Fund's average total returns to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
    AS OF 12/31 EACH YEAR
    2007
    -6.47%










           BEST AND WORST QUARTER
  Best Quarter:       Q2    2007       4.41%
  Worst Quarter:      Q3    2007      -7.01%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                  1 YEAR         LIFE OF FUND
 CLASS A/1/
  Returns Before Taxes                          -11.83%           -2.38%
  Returns After Taxes on                        -11.86%           -2.39%
  Distributions/2/
  Returns After Taxes on                         -7.65%           -2.02%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/ Returns Before Taxes                 -8.25%           -3.46%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/           -9.78%           -5.51%
  (reflects no deduction for fees,
  expenses or taxes)



1 Class A and Class C shares incepted on October 31, 2006. Performance shown prior to the inception of the Class A and Class C shares reflects the performance of the Strategic Small Cap Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class A and Class C sales charges and expenses, as applicable. The Strategic Small Cap Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Strategic Small Cap Value Portfolio incepted on January 31, 2006. Returns for Class A and Class C and the Index shown in the Life of Fund column are as of the Strategic Small Cap Value Portfolio's inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 50 STRATEGIC SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                    CLASS A        CLASS C
  Management Fees/2/                          0.85%          0.85%
  Distribution (12b-1) Fees                   0.00%          0.75%
  Other Expenses/3/                          63.98%         59.57%
  TOTAL ANNUAL FUND OPERATING                64.83%         61.17%
  EXPENSES/4/
  Fee Waivers                                63.38%         58.97%
  NET EXPENSES/5/                            1.45%          2.20%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                               STRATEGIC SMALL CAP VALUE FUND 51

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $714            $323
   3 Years          $6,930          $6,727
   5 Years          $7,933          $7,977
   10 Years         $8,124          $8,269
 If you do NOT sell your shares at the end of
the period:
   1 Year             $714            $223
   3 Years          $6,930          $6,727
   5 Years          $7,933          $7,977
   10 Years         $8,124          $8,269


 52 STRATEGIC SMALL CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK   Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                        Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.


 54 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 55

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 56 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THOMAS C. BIWER, CFA             Mr. Biwer is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund          Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund               managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund   Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the
                                 Funds' investments in various master portfolios or styles. Prior to joining Funds
                                 Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA           Mr. Chan is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund          Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund               managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund   Mr. Chan joined Funds Management in 2002 as a member of the Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the
                                 Funds' investments in various master portfolios or styles. Prior to joining Funds
                                 Management, Mr. Chan served as a director in the Investments Department at mPower
                                 Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University of
                                 California at Los Angeles.
ANDREW OWEN, CFA                 Mr. Owen is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund          Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund               managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund   Mr. Owen joined Funds Management in 1996 as a member of the Asset Allocation
                                 Team and head of the Investments Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Education:
                                 B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Diversified Equity Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.


 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.
ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.


--------------------------------------------------------------------------------

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.



KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                           Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                           State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS            Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                           Guilford College; M.B.A., University of North Carolina.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.
R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.



--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JASON R. BALLSRUD, CFA      Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund    he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                            Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                            Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA     Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                            Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
WILLIAM A. GRIERSON, CFA    Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA        Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.


 60 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PAUL E. VON KUSTER, CFA     Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.
ROBERT B. MERSKY, CFA       Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.


--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.


D. KEVIN MCCREESH, CFA   Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                         Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                         is a member of the CFA Institute and the New York Society of Security Analysts
                         (NYSSA).
RONALD M. MUSHOCK, CFA   Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                         York University. Mr. Mushock is a member of the AIMR and the NYSSA.



--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Income Fund and Strategic Small Cap Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 61

DALE E. BENSON, PH.D., CFA       Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Benson joined Wells Capital Management in
                                 2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                                 University of Maine.
MARK D. COOPER, CFA              Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
                                 2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003
                                 Mr. Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                                 University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                                 Pennsylvania.
ROBERT J. COSTOMIRIS, CFA        Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
                                 2005 as a value portfolio manager. Prior to joining Wells Capital Management,
                                 Mr. Costomiris was a portfolio manager with Strong Capital Management, Inc. since
                                 2001. Education: B.S., Chemical Engineering, University of Pennsylvania; M.B.A., Finance
                                 and Accounting, University of Chicago Graduate School of Business.
GARY J. DUNN, CFA                Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund               managed since 1994. He joined Wells Capital Management in 1998 as principal for its
                                 Equity Income Team. Prior to that, he served as director of institutional investments of
                                 Norwest Investment Management, which combined investment advisory services with
                                 Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
CRAIG R. PIERINGER, CFA          Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
                                 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                                 New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                                 Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.
I. CHARLES RINALDI               Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
                                 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                                 Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.
ROBERT M. THORNBURG              Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund               has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                                 Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.


 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY


WELLS CAPITAL MANAGEMENT-STRATEGIC SMALL CAP VALUE FUND. The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The performance numbers below are broken down by separate styles, which are similar to the strategic styles utilized by the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07                 1 YEAR        3 YEARS       5 YEARS
 Rinaldi Small Cap Value Composite              0.07%       9.16%         18.44%
  Performance (Incept. 1/01/98)
 Costomiris Small Cap Value Composite          -4.96%       4.20%         18.65%
  Performance (Incept. 4/30/02)
 Benson Small Cap Value Composite             -10.16%       3.65%         15.89%
  Performance (Incept. 4/30/88)
 Benson SMID Value Composite                  -11.70%       0.15%          N/A
  Performance (Incept. 1/01/05)
 RUSSELL 2000 (Reg. TM) VALUE INDEX/1/         -9.78%       5.27%         15.80%


1 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, Equity Income Fund, Equity Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Diversified Equity Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes, and effective at the close of business on February 14, 2008, the Funds will no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.



1 Effective at the close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


                                                    A CHOICE OF SHARE CLASSES 65

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%


1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES

Effective at the close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                                        CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


 66 A CHOICE OF SHARE CLASSES

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
 REDEMPTION WITHIN                         1 YEAR    2 YEARS    3 YEARS    4 YEARS
 CDSC                                      5.00%     4.00%      4.00%      3.00%

 REDEMPTION WITHIN                         5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                                      2.00%      1.00%      0.00%      0.00%      A shares



The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for eight years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.


CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 67

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)


o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!


 68 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED

You may aggregate the following types of accounts indicated below to qualify for a volume discount:



 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts                        X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms



* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:


o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 69

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.


o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and


 70 REDUCTIONS AND WAIVERS OF SALES CHARGES distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 FUND                                    CLASS B          CLASS C
 C&B Large Cap Value Fund                0.75%            0.75%
 Diversified Equity Fund                 0.75%            0.75%
 Equity Income Fund                      0.75%            0.75%
 Equity Value Fund                       0.75%            0.75%
 Growth Equity Fund                      0.75%            0.75%
 Large Cap Appreciation Fund             0.75%            0.75%
 Large Company Growth Fund               0.75%            0.75%
 Small Company Growth Fund               0.75%            0.75%
 Small Company Value Fund                0.75%            0.75%
 Strategic Small Cap Value Fund           N/A             0.75%



These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell
Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 71

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 72 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


NOTE: The Small Company Value Fund's Class A, Class B and Class C shares are closed to certain new investors, therefore you cannot open an account in this Fund unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.

                                                       HOW TO OPEN AN ACCOUNT 73

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
                                   Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                   Advantage Fund account with your bank              www.wellsfargo.com/
                                   information on file. If you do not currently       advantagefunds.
                                   have an account, refer to the section on           o Subsequent online purchases
                                   buying shares by mail or wire.                     have a minimum of $100 and a
                                                                                      maximum of $100,000. You may
                                                                                      be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.
--------------------------------- --------------------------------------------------  -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
                                   application.                                       checking accounts) or a deposit
                                   o Mail the application with your check made        slip (savings accounts).
                                   payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                      with your name, the Fund name,
                                                    REGULAR MAIL                      and your account number.
                                  --------------------------------------------------  o Mail the deposit slip or note with your check made payable
                                            WELLS FARGO ADVANTAGE FUNDS               to the Fund to the address on
                                                                                      the left.
                                                   P.O. Box 8266

                                               Boston, MA 02266-8266

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
                                   telephone unless you have another Wells            shares of a new Fund call:
                                   Fargo Advantage Fund account with your             o Investor Services at
                                   bank information on file. If you do not            1-800-222-8222 or
                                   currently have an account, refer to the section    o 1-800-368-7550 for the
                                   on buying shares by mail or wire.                  automated phone system.
--------------------------------- -------------------------------------------------- -------------------------------------



 74 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
-------------------------- ---------------------------------------------- --------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                            application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
-------------------------- ---------------------------------------------- --------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                            representative.
-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 75

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
                       Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
--------------------- ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
                       o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                       o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                       o There is a $10 fee for each request.
--------------------- ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                       53051.
---------------------  -----



 76 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.
---------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 77

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 78 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:


   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds


                                                       HOW TO EXCHANGE SHARES 79

Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 80 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 81

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 82 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains at least annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 83

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 84 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 85

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                  $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                  Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                  capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.


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



 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                             capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                             Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                             capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                             Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 87

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                   INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                  Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                  correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                                  A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                  100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                  Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                  Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                  These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We follow a two-phase investment process. In the first phase, we conduct bottom-
                                  up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                  methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


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



 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                    Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 89

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


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


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                               10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                               capitalization companies as those with market capitalizations of $3 billion or more.
                               We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                               dominance in their niche or industry; low cost producers; low levels of leverage;
                               potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                               Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                               Portfolio's performance can be expected to approximate but not equal that of the
                               S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 91

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                       PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


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



 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                     investing primarily in small capitalization securities.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                               Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                               A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                               term prospects of companies. To identify these opportunities, we follow a bottom-
                               up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                               Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 93

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)         disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                               Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                               We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

=============================

CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.

=============================

COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

 94 MASTER/GATEWAY(Reg. TM) STRUCTURE

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

--------------------------------------------------------------------------------

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the
Investment Advisers Act of 1940 and is a wholly owned subsidiary of State
Street Corporation, a publicly held bank holding company. SSgA FM, State
Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 95

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

C&B LARGE CAP VALUE FUND
CLASS A SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,          SEPT. 30,         OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006              2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.67              $8.62              $8.27              $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.09/3/              0.11             0.05/3/              0.00
  Net realized and unrealized gain
(loss)
   on investments                                 0.98               1.16               0.40               0.26
                                              --------            -------           --------            -------
  Total from investment operations                1.07               1.27               0.45               0.26
                                              --------            -------           --------            -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.11)             (0.04)             (0.03)              0.00
  Distributions from net realized gain           (0.44)             (0.18)             (0.07)              0.00
                                              --------            -------           --------            -------
  Total from distributions                       (0.55)             (0.22)             (0.10)              0.00
                                              --------            -------           --------            -------
 NET ASSET VALUE, END OF PERIOD                 $10.19              $9.67              $8.62              $8.27
                                              ========            =======           ========            =======
 TOTAL RETURN/4/                                 11.20%             15.02%              5.45%              3.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $72,865            $57,288            $51,719           $11,408
  Ratio of net investment income (loss)
to
   average net assets/5/                          0.94%              1.25%              0.63%              0.18%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  1.30%              1.30%              1.35%              1.60%
  Waived fees and reimbursed expenses/5/         (0.10)%            (0.10)%            (0.15)%            (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            1.20%              1.20%              1.20%              1.20%
  Portfolio turnover rate/7/                        24%/8/             29%/8/             25%/8/             30%



1 The Fund changed its fiscal year-end from October 31 to September 30. 2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.


4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 96 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
CLASS B SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,           SEPT. 30,            OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006               2005 /1/            2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.58              $8.56                 $8.26               $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.02/3/              0.05                 (0.01)/3/           (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                 0.96               1.15                  0.40                0.26
                                              --------            -------               ----------         --------
  Total from investment operations                0.98               1.20                  0.39                0.25
                                              --------            -------               ----------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.04)              0.00                 (0.02)               0.00
  Distributions from net realized gain           (0.44)             (0.18)                (0.07)               0.00
                                              --------            -------               ----------         --------
  Total from distributions                       (0.48)             (0.18)                (0.09)               0.00
                                              --------            -------               ----------         --------
 NET ASSET VALUE, END OF PERIOD                 $10.08              $9.58                 $8.56               $8.26
                                              ========            =======               ==========         ========
 TOTAL RETURN/4/                                 10.33%             14.20%                 4.70%               3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $25,029            $26,082              $24,296              $5,790
  Ratio of net investment income (loss)
to
   average net assets/5/                          0.18%              0.48%                (0.11)%             (0.60)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  2.05%              2.05%                 2.10%               2.35%
  Waived fees and reimbursed expenses/5/         (0.10)%            (0.10)%               (0.15)%             (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            1.95%              1.95%                 1.95%               1.95%
  Portfolio turnover rate/7/                        24%/8/             29%/8/                25%/8/              30%



1 The Fund changed its fiscal year-end from October 31 to September 30. 2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.


4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                         FINANCIAL HIGHLIGHTS 97

C&B LARGE CAP VALUE FUND
CLASS C SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,           SEPT. 30,            OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006               2005/1/             2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.58              $8.56                 $8.26               $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.02/3/              0.05                 (0.01)/3/           (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                 0.96               1.15                  0.40                0.26
                                              --------            -------               ----------         --------
  Total from investment operations                0.98               1.20                  0.39                0.25
                                              --------            -------               ----------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.04)              0.00                 (0.02)               0.00
  Distributions from net realized gain           (0.44)             (0.18)                (0.07)               0.00
                                              --------            -------               ----------         --------
  Total from distributions                       (0.48)             (0.18)                (0.09)               0.00
                                              --------            -------               ----------         --------
 NET ASSET VALUE, END OF PERIOD                 $10.08              $9.58                 $8.56               $8.26
                                              ========            =======               ==========         ========
 TOTAL RETURN/4/                                 10.34%             14.20%                 4.71%               3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $16,926            $15,120              $13,075              $2,732
  Ratio of net investment income (loss)
to
   average net assets/5/                          0.19%              0.49%                (0.12)%             (0.58)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  2.05%              2.05%                 2.10%               2.35%
  Waived fees and reimbursed expenses/5/         (0.10)%            (0.10)%               (0.15)%             (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            1.95%              1.95%                 1.95%               1.95%
  Portfolio turnover rate/7/                        24%/8/             29%/8/                25%/8/              30%



1 The Fund changed its fiscal year-end from October 31 to September 30. 2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.


4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 98 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007              2006              2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $40.36            $41.90            $39.91            $35.61           $29.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.23/1/           0.22/1/           0.28/1/             0.15             0.13
  Net realized and unrealized
   gain (loss) on investments             6.33              3.31              5.22              4.41             6.59
                                      --------          --------          --------          --------         --------
  Total from investment
   operations                             6.56              3.53              5.50              4.56             6.72
                                      --------          --------          --------          --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.21)            (0.12)            (0.32)            (0.26)           (0.11)
  Distributions from net
   realized gain                         (3.79)            (4.96)            (3.19)             0.00             0.00
                                      --------          --------          --------          --------         --------
  Total distributions                    (4.00)            (5.08)            (3.51)            (0.26)           (0.11)
                                      --------          --------          --------          --------         --------
 NET ASSET VALUE, END OF PERIOD         $42.92            $40.36            $41.90            $39.91           $35.61
                                      ========          ========          ========          ========         ========
 TOTAL RETURN/2/                         17.16%             9.02%            14.27%            12.82%           23.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $131,810          $119,122          $118,140          $101,649         $76,292
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.57%             0.57%             0.69%             0.37%            0.42%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.43%             1.42%             1.41%             1.37%            1.54%
  Waived fees and reimbursed
   expenses/3/                           (0.18)%           (0.17)%           (0.16)%           (0.12)%          (0.29)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.25%             1.25%             1.25%             1.25%            1.25%
  Portfolio turnover rate/5/                36%/6/            35%/6/            42%/6/            32%/6/           32%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



                                                         FINANCIAL HIGHLIGHTS 99

DIVERSIFIED EQUITY FUND
CLASS B SHARES - COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006                2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $38.53              $40.38              $38.55           $34.43           $28.15
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.08)/1/           (0.07)/1/           (0.01)/1/        (0.40)           (0.19)
  Net realized and unrealized
   gain (loss) on investments               6.02                3.18                5.03             4.52             6.47
                                        -----------         -----------         -----------      --------         --------
  Total from investment
   operations                               5.94                3.11                5.02             4.12             6.28
                                        -----------         -----------         -----------      --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00                0.00             0.00             0.00
  Distributions from net
   realized gain                           (3.79)              (4.96)              (3.19)            0.00             0.00
                                        -----------         -----------         -----------      --------         --------
  Total distributions                      (3.79)              (4.96)              (3.19)            0.00             0.00
                                        -----------         -----------         -----------      --------         --------
 NET ASSET VALUE, END OF PERIOD           $40.68              $38.53              $40.38           $38.55           $34.43
                                        ===========         ===========         ===========      ========         ========
 TOTAL RETURN/2/                           16.24%               8.21%              13.44%           11.97%           22.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $41,273             $51,171             $65,245           $81,966          $92,300
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.19)%             (0.19)%             (0.03)%          (0.40)%          (0.33)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.18%               2.17%               2.16%            2.12%            2.31%
  Waived fees and reimbursed
   expenses/3/                             (0.18)%             (0.17)%             (0.16)%          (0.12)%          (0.31)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   2.00%               2.00%               2.00%            2.00%            2.00%
  Portfolio turnover rate/5/                  36%/6/              35%/6/              42%/6/           32%/6/           32%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

 100 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006                2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $39.13              $40.94              $39.04           $34.90           $28.56
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.07)/1/           (0.07)/1/           (0.02)/1/        (0.37)           (0.05)
  Net realized and unrealized
   gain (loss) on investments               6.11                3.22                5.11             4.54             6.39
                                        -----------         -----------         -----------      --------         --------
  Total from investment
   operations                               6.04                3.15                5.09             4.17             6.34
                                        -----------         -----------         -----------      --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00                0.00            (0.03)            0.00
  Distributions from net
   realized gain                           (3.79)              (4.96)              (3.19)            0.00             0.00
                                        -----------         -----------         -----------      --------         --------
  Total distributions                      (3.79)              (4.96)              (3.19)           (0.03)            0.00
                                        -----------         -----------         -----------      --------         --------
 NET ASSET VALUE, END OF PERIOD           $41.38              $39.13              $40.94           $39.04           $34.90
                                        ===========         ===========         ===========      ========         ========
 TOTAL RETURN/2/                           16.25%               8.20%              13.45%           11.92%           22.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $6,504              $6,451              $7,170           $7,798           $9,463
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.18)%             (0.19)%             (0.04)%          (0.38)%          (0.33)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.18%               2.17%               2.16%            2.12%            2.28%
  Waived fees and reimbursed
   expenses/3/                             (0.18)%             (0.17)%             (0.16)%          (0.12)%          (0.28)%
  Ratio of expenses to average
   net assetsafter waived fees
   and expenses/3,4/                        2.00%               2.00%               2.00%            2.00%            2.00%
  Portfolio turnover rate/5/                  36%/6/              35%/6/              42%/6/           32%/6/           32%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 101

EQUITY INCOME FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007              2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $32.01            $36.21            $34.49            $31.32            $28.74
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.43/1/             0.44              0.52              0.45              0.46
  Net realized and unrealized
   gain (loss) on investments             4.15              2.85              3.74              4.59              5.04
                                      --------          --------          --------          --------          --------
  Total from investment
   operations                             4.58              3.29              4.26              5.04              5.50
                                      --------          --------          --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.51)            (0.46)            (0.52)            (0.47)            (0.46)
  Distributions from net
   realized gain                         (4.28)            (7.03)            (2.02)            (1.40)            (2.46)
                                      --------          --------          --------          --------          --------
  Total distributions                    (4.79)            (7.49)            (2.54)            (1.87)            (2.92)
                                      --------          --------          --------          --------          --------
 NET ASSET VALUE, END OF PERIOD         $31.80            $32.01            $36.21            $34.49            $31.32
                                      ========          ========          ========          ========          ========
 TOTAL RETURN/2/                         15.36%            10.73%            12.74%            16.43%            20.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $172,385          $172,361          $185,533          $186,501          $161,962
  Ratio of net investment
   income (loss) to average
   net assets/3/                          1.38%             1.43%             1.49%             1.32%             1.57%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.22%             1.31%             1.22%             1.18%             1.33%
  Waived fees andreimbursed
   expenses/3/                           (0.12)%           (0.21)%           (0.12)%           (0.08)%           (0.23)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.10%             1.10%             1.10%             1.10%             1.10%
  Portfolio turnover rate/5/                16%/6/             7%/6/            20%/6/            11%/6/             9%/6/



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 102 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
CLASS B SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $32.03             $36.23             $34.49             $31.31             $28.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.20/1/              0.22               0.25               0.21               0.25
  Net realized and unrealized
   gain (loss) on investments              4.14               2.82               3.74               4.57               5.02
                                       --------           --------           --------           --------           --------
  Total from investment
   operations                              4.34               3.04               3.99               4.78               5.27
                                       --------           --------           --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.32)             (0.21)             (0.23)             (0.20)             (0.22)
  Distributions from net
   realized gain                          (4.28)             (7.03)             (2.02)             (1.40)             (2.46)
                                       --------           --------           --------           --------           --------
  Total distributions                     (4.60)             (7.24)             (2.25)             (1.60)             (2.68)
                                       --------           --------           --------           --------           --------
 NET ASSET VALUE, END OF PERIOD          $31.77             $32.03             $36.23             $34.49             $31.31
                                       ========           ========           ========           ========           ========
 TOTAL RETURN/2/                          14.49%              9.88%             11.91%             15.56%             19.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $23,822            $39,233            $59,606            $80,298            $98,690
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.64%              0.69%              0.76%              0.57%              0.82%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.97%              2.06%              1.97%              1.93%              2.13%
  Waived fees and reimbursed
   expenses/3/                            (0.12)%            (0.21)%            (0.12)%            (0.08)%            (0.28)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.85%              1.85%              1.85%              1.85%              1.85%
  Portfolio turnover rate/5/                 16%/6/              7%/6/             20%/6/             11%/6/              9%/6/



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 103

EQUITY INCOME FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $33.43             $37.49             $35.61             $32.26             $29.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.21/1/              0.23               0.27               0.22               0.25
  Net realized and unrealized
   gain (loss) on investments              4.33               2.94               3.86               4.70               5.19
                                       --------           --------           --------           --------           --------
  Total from investment
   operations                              4.54               3.17               4.13               4.92               5.44
                                       --------           --------           --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.32)             (0.20)             (0.23)             (0.17)             (0.24)
  Distributions from net
   realized gain                          (4.28)             (7.03)             (2.02)             (1.40)             (2.46)
                                       --------           --------           --------           --------           --------
  Total distributions                     (4.60)             (7.23)             (2.25)             (1.57)             (2.70)
                                       --------           --------           --------           --------           --------
 NET ASSET VALUE, END OF PERIOD          $33.37             $33.43             $37.49             $35.61             $32.26
                                       ========           ========           ========           ========           ========
 TOTAL RETURN/2/                          14.48%              9.90%             11.90%             15.54%             19.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $4,579             $4,903             $6,937             $9,083             $10,689
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.64%              0.69%              0.77%              0.58%              0.82%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.97%              2.06%              1.97%              1.93%              2.07%
  Waived fees and reimbursed
   expenses/3/                            (0.12)%            (0.21)%            (0.12)%            (0.08)%            (0.22)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.85%              1.85%              1.85%              1.85%              1.85%
  Portfolio turnover rate/5/                 16%/6/              7%/6/             20%/6/             11%/6/              9%/6/



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 104 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS A SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006             2005             2004             2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $15.12           $13.82           $11.48            $9.82             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.12/2/            0.09           0.10/2/            0.05               0.00
  Net realized and unrealized
   gain (loss) on investments            2.77             1.32             2.31             1.62              (0.18)
                                     --------         --------         --------          -------           --------
  Total from investment
   operations                            2.89             1.41             2.41             1.67              (0.18)
                                     --------         --------         --------          -------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.10)           (0.08)           (0.07)           (0.01)              0.00
  Distributions from net
   realized gain                        (0.38)           (0.03)            0.00             0.00               0.00
                                     --------         --------         --------          -------           --------
  Total distributions                   (0.48)           (0.11)           (0.07)           (0.01)              0.00
                                     --------         --------         --------          -------           --------
 NET ASSET VALUE, END OF PERIOD        $17.53           $15.12           $13.82           $11.48              $9.82
                                     ========         ========         ========         ========           ========
 TOTAL RETURN/3/                        19.50%           10.23%           21.06%           16.96%             (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $5,714           $4,537           $3,796           $1,645                $76
  Ratio of net investment
   income (loss) to average
   net assets/4/                         0.73%            0.71%            0.80%            0.54%             (0.26)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                         1.35%            1.52%            2.48%           10.90%            196.38%
  Waived fees and reimbursed
   expenses/4/                          (0.10)%          (0.27)%          (1.23)%          (9.65)%          (195.13)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                1.25%            1.25%            1.25%            1.25%              1.25%
  Portfolio turnover rate/6/              108%/7/          107%/7/          145%/7/          122%/7/              3%/7/



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 105

EQUITY VALUE FUND
CLASS B SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006              2005             2004             2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.95           $13.69            $11.40            $9.81             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.00/2/            0.00           0.01/2/             0.00              (0.01)
  Net realized and unrealized
   gain (loss) on investments            2.74             1.29              2.28             1.59              (0.18)
                                     --------         --------         ---------          -------           --------
  Total from investment
   operations                            2.74             1.29              2.29             1.59              (0.19)
                                     --------         --------         ---------          -------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00             0.00              0.00             0.00               0.00
  Distributions from net
   realized gain                        (0.38)           (0.03)             0.00             0.00               0.00
                                     --------         --------         ---------          -------           --------
  Total distributions                   (0.38)           (0.03)             0.00             0.00               0.00
                                     --------         --------         ---------          -------           --------
 NET ASSET VALUE, END OF PERIOD        $17.31           $14.95            $13.69           $11.40              $9.81
                                     ========         ========         =========         ========           ========
 TOTAL RETURN/3/                        18.61%            9.43%            20.09%           16.21%             (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $3,077           $2,682            $2,245           $1,142                $37
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (0.01)%          (0.04)%            0.07%           (0.19)%            (1.08)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                         2.10%            2.27%             3.25%           11.20%            189.72%
  Waived fees and reimbursed
   expenses/4/                          (0.10)%          (0.27)%           (1.25)%          (9.20)%          (187.72)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                2.00%            2.00%             2.00%            2.00%              2.00%
  Portfolio turnover rate/6/              108%/7/          107%/7/           145%/7/          122%/7/              3%/7/



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 106 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS C SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006             2005             2004             2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.95           $13.69           $11.40            $9.81             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.00/2/           (0.01)          0.01/2/            0.00              (0.01)
  Net realized and unrealized
   gain (loss) on investments            2.74             1.30             2.29             1.59              (0.18)
                                     --------         --------         --------          -------           --------
  Total from investment
   operations                            2.74             1.29             2.30             1.59              (0.19)
                                     --------         --------         --------          -------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.02)            0.00            (0.01)            0.00               0.00
  Distributions from net
   realized gain                        (0.38)           (0.03)            0.00             0.00               0.00
                                     --------         --------         --------          -------           --------
  Total distributions                   (0.40)           (0.03)           (0.01)            0.00               0.00
                                     --------         --------         --------          -------           --------
 NET ASSET VALUE, END OF PERIOD        $17.29           $14.95           $13.69           $11.40              $9.81
                                     ========         ========         ========         ========           ========
 TOTAL RETURN/3/                        18.60%            9.43%           20.20%           16.21%             (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $974             $417             $430             $295                $12
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (0.01)%          (0.03)%           0.06%           (0.19)%            (0.64)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                         2.10%            2.27%            3.26%           11.11%            209.42%
  Waived fees and reimbursed
   expenses/4/                          (0.10)%          (0.27)%          (1.26)%          (9.11)%          (207.42)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                2.00%            2.00%            2.00%            2.00%              2.00%
  Portfolio turnover rate/6/              108%/7/          107%/7/          145%/7/          122%/7/              3%/7/



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 107

GROWTH EQUITY FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                       SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006             2005               2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $28.42           $30.80           $27.70              $24.64              $19.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.01/1/          0.01/1/          0.04/1/              (0.08)/1/           (0.08)/1/
  Net realized and unrealized
   gain on investments                   4.78             2.24             4.63                3.14                5.22
                                     --------         --------         --------            -----------         -----------
  Total from investment
   operations                            4.79             2.25             4.67                3.06                5.14
                                     --------         --------         --------            -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00             0.00             0.00                0.00                0.00
  Distributions from net
   realized gain                        (3.33)           (4.63)           (1.57)               0.00                0.00
                                     --------         --------         --------            -----------         -----------
  Total distributions                   (3.33)           (4.63)           (1.57)               0.00                0.00
                                     --------         --------         --------            -----------         -----------
 NET ASSET VALUE, END OF PERIOD        $29.88           $28.42           $30.80              $27.70              $24.64
                                     ========         ========         ========            ===========         ===========
 TOTAL RETURN/2/                        17.92%            7.80%           17.27%              12.38%              26.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $34,409          $26,448          $22,769            $18,742             $15,576
  Ratio of net investment
   income (loss) to average
   net assets/3/                         0.05%            0.02%            0.15%              (0.28)%             (0.38)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                         1.60%            1.57%            1.60%               1.60%               1.82%
  Waived fees and reimbursed
   expenses/3/                          (0.10)%          (0.08)%          (0.10)%             (0.10)%             (0.32)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                1.50%            1.49%            1.50%               1.50%               1.50%
  Portfolio turnover rate/5/               42%/6/           39%/6/           50%/6/              44%/6/              58%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



 108 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
CLASS B SHARES - COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $25.45              $28.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.18)/1/           (0.19)/1/
  Net realized and unrealized
   gain on investments                       4.24                2.04
                                         -----------         -----------
  Total from investment
   operations                                4.06                1.85
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (3.33)              (4.63)
                                         -----------         -----------
  Total distributions                       (3.33)              (4.63)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $26.18              $25.45
                                         ===========         ===========
 TOTAL RETURN/2/                            17.06%               7.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $7,276              $7,941
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.73)%             (0.75)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.32%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.08)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.24%
  Portfolio turnover rate/5/                   42%/6/              39%/6/

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $25.69              $23.02              $18.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.16)/1/           (0.28)/1/           (0.23)/1/
  Net realized and unrealized
   gain on investments                       4.27                2.95                4.88
                                         -----------         -----------         -----------
  Total from investment
   operations                                4.11                2.67                4.65
                                         -----------         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00
  Distributions from net
   realized gain                            (1.57)               0.00                0.00
                                         -----------         -----------         -----------
  Total distributions                       (1.57)               0.00                0.00
                                         -----------         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $28.23              $25.69              $23.02
                                         ===========         ===========         ===========
 TOTAL RETURN/2/                            16.40%              11.60%              25.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $8,811             $11,700             $14,379
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.60)%             (1.08)%             (1.13)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.34%               2.59%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.09)%             (0.34)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.25%               2.25%
  Portfolio turnover rate/5/                   50%/6/              44%/6/              58%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.




                                                        FINANCIAL HIGHLIGHTS 109

GROWTH EQUITY FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $26.63              $29.32
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.19)/1/           (0.19)/1/
  Net realized and unrealized
   gain on investments                       4.44                2.13
                                         -----------         -----------
  Total from investment
   operations                                4.25                1.94
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (3.33)              (4.63)
                                         -----------         -----------
  Total distributions                       (3.33)              (4.63)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $27.55              $26.63
                                         ===========         ===========
 TOTAL RETURN/2/                            17.01%               7.03%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $1,198                $989
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.70)%             (0.71)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.33%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.09)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.24%
  Portfolio turnover rate/5/                   42%/6/              39%/6/

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $26.61              $23.87              $19.04
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.17)/1/           (0.28)/1/           (0.25)/1/
  Net realized and unrealized
   gain on investments                       4.45                3.02                5.08
                                         -----------         -----------         -----------
  Total from investment
   operations                                4.28                2.74                4.83
                                         -----------         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00
  Distributions from net
   realized gain                            (1.57)               0.00                0.00
                                         -----------         -----------         -----------
  Total distributions                       (1.57)               0.00                0.00
                                         -----------         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $29.32              $26.61              $23.87
                                         ===========         ===========         ===========
 TOTAL RETURN/2/                            16.47%              11.52%              25.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $844              $1,097              $2,980
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.62)%             (1.05)%             (1.11)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.34%               2.68%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.09)%             (0.43)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.25%               2.25%
  Portfolio turnover rate/5/                   50%/6/              44%/6/              58%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 110 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS A SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                       SEPT. 30,         SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007             2006             2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $11.31           $11.54            $9.80             $8.92            $7.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.00/1/           0.01/1/          0.03/1/          0.00/1/            (0.01)
  Net realized and unrealized
   gain (loss) on investments             2.28             0.38             1.87              0.88             1.40
                                     ---------         --------         --------         ---------          -------
  Total from investment
   operations                             2.28             0.39             1.90              0.88             1.39
                                     ---------         --------         --------         ---------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.01)            0.00            (0.04)             0.00             0.00
  Distributions from net
   realized gain                         (0.83)           (0.62)           (0.12)             0.00             0.00
                                     ---------         --------         --------         ---------          -------
  Total distributions                    (0.84)           (0.62)           (0.16)             0.00             0.00
                                     ---------         --------         --------         ---------          -------
 NET ASSET VALUE, END OF PERIOD         $12.75           $11.31           $11.54             $9.80            $8.92
                                     =========         ========         ========         =========          =======
 TOTAL RETURN/2/                         21.27%            3.43%           19.52%             9.87%           18.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $34,270           $36,400          $32,048          $20,393           $1,033
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.01%            0.12%            0.27%            (0.11)%          (0.19)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.37%            1.42%            1.42%             1.42%            2.45%
  Waived fees and reimbursed
   expenses/3/                           (0.14)%          (0.17)%          (0.17)%           (0.17)%          (1.24)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.23%/5/         1.25%            1.25%             1.25%            1.21%
  Portfolio turnover rate/6/               145%/7/          155%/7/          133%/7/           149%/7/          153%/7/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Effective July 9, 2007, Class A, B and C voluntarily waived additional 0.02%. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 111

LARGE CAP APPRECIATION FUND
CLASS B SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.91              $11.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)/1/           (0.07)/1/
  Net realized and unrealized
   gain (loss) on investments                2.18                0.38
                                         -----------         -----------
  Total from investment
   operations                                2.10                0.31
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (0.83)              (0.62)
                                         -----------         -----------
  Total distributions                       (0.83)              (0.62)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $12.18              $10.91
                                         ===========         ===========
 TOTAL RETURN/2/                            20.36%               2.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $3,692              $3,802
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.73)              (0.63)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.12%               2.17%
  Waived fees and reimbursed
   expenses/3/                              (0.14)%             (0.17)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.98%/5/            2.00%
  Portfolio turnover rate/6/                  145%/7/             155%/7/

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.57               $8.78            $7.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/1/           (0.21)/1/        (0.06)
  Net realized and unrealized
   gain (loss) on investments                1.82                1.00             1.37
                                          ----------          ----------       -------
  Total from investment
   operations                                1.77                0.79             1.31
                                          ----------          ----------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00             0.00
  Distributions from net
   realized gain                            (0.12)               0.00             0.00
                                          ----------          ----------       -------
  Total distributions                       (0.12)               0.00             0.00
                                          ----------          ----------       -------
 NET ASSET VALUE, END OF PERIOD            $11.22               $9.57            $8.78
                                         ===========          ==========       =======
 TOTAL RETURN/2/                            18.60%               9.00%           17.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,732              $1,509           $1,449
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.51)%             (0.88)%          (0.95)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.17%               2.16%            3.11%
  Waived fees and reimbursed
   expenses/3/                              (0.17)%             (0.16)%          (0.16)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.00%               2.00%            1.95%
  Portfolio turnover rate/6/                  133%/7/             149%/7/          153%/7/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Effective July 9, 2007, Class A, B and C voluntarily waived additional 0.02%. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 112 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS C SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.91              $11.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)/1/           (0.07)/1/
  Net realized and unrealized
   gain (loss) on investments                2.18                0.37
                                         -----------         -----------
  Total from investment
   operations                                2.10                0.30
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (0.83)              (0.62)
                                         -----------         -----------
  Total distributions                       (0.83)              (0.62)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $12.18              $10.91
                                         ===========         ===========
 TOTAL RETURN/2/                            20.36%               2.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $791                $879
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.74)%             (0.63)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.12%               2.17%
  Waived fees and reimbursed
   expenses/3/                              (0.14)%             (0.17)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.98%/5/            2.00%
  Portfolio turnover rate/6/                  145%/7/            1.55%/7/

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.58               $8.79            $7.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/1/           (0.15)/1/        (0.03)
  Net realized and unrealized
   gain (loss) on investments                1.82                0.94             1.35
                                          ----------          ----------       -------
  Total from investment
   operations                                1.77                0.79             1.32
                                          ----------          ----------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00             0.00
  Distributions from net
   realized gain                            (0.12)               0.00             0.00
                                          ----------          ----------       -------
  Total distributions                       (0.12)               0.00             0.00
                                          ----------          ----------       -------
 NET ASSET VALUE, END OF PERIOD            $11.23               $9.58            $8.79
                                         ===========          ==========       =======
 TOTAL RETURN/2/                            18.58%               8.99%           17.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $771                $699             $499
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.44)%             (0.88)%          (0.94)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.17%               2.16%            3.96%
  Waived fees and reimbursed
   expenses/3/                              (0.17)%             (0.16)%          (2.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.00%               2.00%            1.95%
  Portfolio turnover rate/6/                  133%/7/             149%/7/          153%/7/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Effective July 9, 2007, Class A, B and C voluntarily waived additional 0.02%. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 113

LARGE COMPANY GROWTH FUND
CLASS A SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                         SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                 2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $50.04               $49.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.03)/1/            (0.22)/1/
  Net realized and unrealized
   gain (loss) on investments                8.64                 0.66
                                         -----------          -----------
  Total from investment
   operations                                8.61                 0.44
                                         -----------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                (0.07)
  Distributions from net
   realized gain                             0.00                 0.00
  Distributions in excess of
   realized gains                            0.00                 0.00
                                         -----------          -----------
  Total distributions                        0.00                (0.07)
                                         -----------          -----------
 NET ASSET VALUE, END OF PERIOD            $58.65               $50.04
                                         ===========          ===========
 TOTAL RETURN/2/                            17.21%                0.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $456,116             $484,767
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.05)%              (0.44)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             1.31%                1.22%
  Waived fees and reimbursed
   expenses/3/                              (0.11)%              (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.20%                1.20%
  Portfolio turnover rate/5/                   10%/6/                6%/6/

                                       SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                   2005               2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $44.97               $43.96            $34.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.06/1/               (0.28)/1/         (0.46)
  Net realized and unrealized
   gain (loss) on investments             4.64                 1.29              9.90
                                      --------             -----------       --------
  Total from investment
   operations                             4.70                 1.01              9.44
                                      --------             -----------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                 0.00              0.00
  Distributions from net
   realized gain                          0.00                 0.00              0.00
  Distributions in excess of
   realized gains                         0.00                 0.00              0.00
                                      --------             -----------       --------
  Total distributions                     0.00                 0.00              0.00
                                      --------             -----------       --------
 NET ASSET VALUE, END OF PERIOD         $49.67               $44.97            $43.96
                                      ========             ===========       ========
 TOTAL RETURN/2/                         10.45%                2.28%            27.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $524,323           $454,499            $364,406
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.12%               (0.61)%           (0.69)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.27%                1.28%             1.41%
  Waived fees and reimbursed
   expenses/3/                           (0.07)%              (0.08)%           (0.21)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.20%                1.20%             1.20%
  Portfolio turnover rate/5/                18%/6/               14%/6/            13%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 114 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period.


                                        SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $44.69              $44.64
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.40)/1/           (0.54)/1/
  Net realized and unrealized
   gain (loss) on investments                7.69                0.59
                                         -----------         -----------
  Total from investment
   operations                                7.29                0.05
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                             0.00                0.00
  Distributions in excess of
   realized gains                            0.00                0.00
                                         -----------         -----------
  Total distributions                        0.00                0.00
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $51.98              $44.69
                                         ===========         ===========
 TOTAL RETURN/2/                            16.31%               0.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $61,402            $104,320
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.83)%             (1.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.06%               1.97%
  Waived fees and reimbursed
   expenses/3/                              (0.11)%             (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%               1.95%
  Portfolio turnover rate/5/                   10%/6/               6%/6/

                                         SEPT. 30,            SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                 2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $40.72               $40.11            $31.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.23)/1/            (0.58)/1/         (0.68)
  Net realized and unrealized
   gain (loss) on investments                4.15                 1.19              9.07
                                         -----------          -----------       --------
  Total from investment
   operations                                3.92                 0.61              8.39
                                         -----------          -----------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                 0.00              0.00
  Distributions from net
   realized gain                             0.00                 0.00              0.00
  Distributions in excess of
   realized gains                            0.00                 0.00              0.00
                                         -----------          -----------       --------
  Total distributions                        0.00                 0.00              0.00
                                         -----------          -----------       --------
 NET ASSET VALUE, END OF PERIOD            $44.64               $40.72            $40.11
                                         ===========          ===========       ========
 TOTAL RETURN/2/                             9.63%                1.52%            26.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $187,895             $220,657            $246,894
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.53)%              (1.36)%           (1.35)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.02%                2.03%             2.33%
  Waived fees and reimbursed
   expenses/3/                              (0.07)%              (0.08)%           (0.45)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%                1.95%             1.88%
  Portfolio turnover rate/5/                   18%/6/               14%/6/            13%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 115

LARGE COMPANY GROWTH FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period.


                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $44.77              $44.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.39)/1/           (0.54)/1/
  Net realized and unrealized
   gain (loss) on investments                7.71                0.59
                                         -----------         -----------
  Total from investment
   operations                                7.32                0.05
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                             0.00                0.00
  Distributions in excess of
   realized gains                            0.00                0.00
                                         -----------         -----------
  Total distributions                        0.00                0.00
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $52.09              $44.77
                                         ===========         ===========
 TOTAL RETURN/2/                            16.35%               0.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $12,012             $14,451
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.81)%             (1.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.06%               1.97%
  Waived fees and reimbursed
   expenses/3/                              (0.11)%             (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%               1.95%
  Portfolio turnover rate/5/                   10%/6/               6%/6/

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $40.80              $40.18          $31.76
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.20)/1/           (0.58)/1/       (0.62)
  Net realized and unrealized
   gain (loss) on investments                4.12                1.20            9.04
                                         -----------         -----------     --------
  Total from investment
   operations                                3.92                0.62            8.42
                                         -----------         -----------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00            0.00
  Distributions from net
   realized gain                             0.00                0.00            0.00
  Distributions in excess of
   realized gains                            0.00                0.00            0.00
                                         -----------         -----------     --------
  Total distributions                        0.00                0.00            0.00
                                         -----------         -----------     --------
 NET ASSET VALUE, END OF PERIOD            $44.72              $40.80          $40.18
                                         ===========         ===========     ========
 TOTAL RETURN/2/                             9.61%               1.54%          26.51%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $21,211             $31,937          $40,436
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.46)%             (1.36)%         (1.34)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.02%               2.03%           2.16%
  Waived fees and reimbursed
   expenses/3/                              (0.07)%             (0.08)%         (0.30)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%               1.95%           1.86%
  Portfolio turnover rate/5/                   18%/6/              14%/6/          13%/6/


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 116 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS A SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                                SEPT. 30,            SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                           2007                 2006                 2005                2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.50               $30.87               $26.78               $28.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.29)/2/            (0.28)/2/            (0.29)/2/            (0.21)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   5.04                 2.22                 4.55                (1.43)
                                               ------------         ------------         ------------         ------------
  Total from investment operations                  4.75                 1.94                 4.26                (1.64)
                                               ------------         ------------         ------------         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00                 0.00                 0.00                 0.00
  Distributions from net realized gain             (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
  Total from distributions                         (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
 NET ASSET VALUE, END OF PERIOD                   $30.20               $30.50               $30.87               $26.78
                                               ============         ============         ============         ============
 TOTAL RETURN/3/                                   17.07%                6.52%               15.95%               (5.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $3,270               $3,208               $2,317                 $832
  Ratio of net investment income (loss)
to
   average net assets/4/                           (1.00)%              (0.89)%              (1.00)%              (0.80)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    1.52%                1.52%                1.54%                1.55%
  Waived fees and reimbursed expenses/4/           (0.07)%              (0.07)%              (0.09)%              (0.10)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              1.45%                1.45%                1.45%                1.45%
  Portfolio turnover rate/6/                         138%/7/              125%/7/              142%/7/              145%/7/



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 117

SMALL COMPANY GROWTH FUND
CLASS B SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                                SEPT. 30,            SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                           2007                 2006                 2005                2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $29.87               $30.51               $26.66               $28.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.50)/2/            (0.48)/2/            (0.50)/2/            (0.34)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   4.92                 2.15                 4.52                (1.42)
                                               ------------         ------------         ------------         ------------
  Total from investment operations                  4.42                 1.67                 4.02                (1.76)
                                               ------------         ------------         ------------         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00                 0.00                 0.00                 0.00
  Distributions from net realized gain             (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
  Total from distributions                         (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
 NET ASSET VALUE, END OF PERIOD                   $29.24               $29.87               $30.51               $26.66
                                               ============         ============         ============         ============
 TOTAL RETURN/3/                                   16.22%                5.66%               15.12%               (6.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $750                 $899                 $554                 $144
  Ratio of net investment income (loss)
to
   average net assets/4/                           (1.76)%              (1.58)%              (1.75)%              (1.29)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    2.27%                2.27%                2.29%                2.29%
  Waived fees and reimbursed expenses/4/           (0.07)%              (0.07)%              (0.09)%              (0.09)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              2.20%                2.20%                2.20%                2.20%
  Portfolio turnover rate/6/                         138%/7/              125%/7/              142%/7/              145%/7/



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 118 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS C SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                                SEPT. 30,            SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                           2007                 2006                 2005                2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.08               $30.69               $26.82               $28.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.50)/2/            (0.48)/2/            (0.50)/2/            (0.34)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   4.96                 2.18                 4.54                (1.26)
                                               ------------         ------------         ------------         ------------
  Total from investment operations                  4.46                 1.70                 4.04                (1.60)
                                               ------------         ------------         ------------         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00                 0.00                 0.00                 0.00
  Distributions from net realized gain             (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
  Total from distributions                         (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
 NET ASSET VALUE, END OF PERIOD                   $29.49               $30.08               $30.69               $26.82
                                               ============         ============         ============         ============
 TOTAL RETURN/3/                                   16.24%                5.73%               15.10%               (5.59)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $324                 $213                  $77                  $28
  Ratio of net investment income (loss)
to
   average net assets/4/                           (1.74)%              (1.58)%              (1.73)%              (1.29)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    2.27%                2.27%                2.29%                2.27%
  Waived fees and reimbursed expenses/4/           (0.07)%              (0.07)%              (0.09)%              (0.07)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              2.20%                2.20%                2.20%                2.20%
  Portfolio turnover rate/6/                         138%/7/              125%/7/              142%/7/              145%/7/



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 119

SMALL COMPANY VALUE FUND
CLASS A SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period


                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.55             $15.95             $13.66             $11.56              $8.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.00/1/            0.01/1/              0.00              (0.01)              0.00
  Net realized and unrealized
   gain (loss) on investments              0.96               0.92               3.17               1.63               3.13
                                       --------           --------           --------           --------            -------
  Total from investment
   operations                              0.96               0.93               3.17               1.62               3.13
                                       --------           --------           --------           --------            -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00              (0.01)              0.00               0.00               0.00
  Distributions from net
   realized gain                          (1.16)             (1.32)             (0.88)              0.48               0.00
                                       --------           --------           --------           --------            -------
  Total distributions                     (1.16)             (1.33)             (0.88)              0.48               0.00
                                       --------           --------           --------           --------            -------
 NET ASSET VALUE, END OF PERIOD          $15.35             $15.55             $15.95             $13.66             $11.56
                                       ========           ========           ========           ========           ========
 TOTAL RETURN/2/                           5.95%              6.06%             23.97%             22.75%             37.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $66,379            $81,432            $72,680            $31,068            $8,783
  Ratio of net investment
   income (loss) to average
   net assets/3/                          (0.02)%             0.04%              0.10%             (0.06)%             0.06%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.55%              1.44%              1.44%              1.58%              1.43%
  Waived fees and reimbursed
   expenses/3/                            (0.10)%            (0.03)%            (0.09)%            (0.13)%             0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.45%              1.41%              1.35%              1.45%              1.43%
  Portfolio turnover rate/5/                 69%/6/            114%/6/             70%/6/             64%/6/             80%/6/



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 120 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
CLASS B SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006              2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.94              $15.48           $13.38           $11.41            $8.38
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.12)/1/           (0.11)/1/        (0.07)           (0.08)           (0.06)
  Net realized and unrealized
   gain (loss) on investments               0.93                0.89             3.05             1.57             3.09
                                        -----------         -----------      --------         --------          -------
  Total from investment
   operations                               0.81                0.78             2.98             1.49             3.03
                                        -----------         -----------      --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00             0.00             0.00             0.00
  Distributions from net
   realized gain                           (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
  Total distributions                      (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
 NET ASSET VALUE, END OF PERIOD           $14.59              $14.94           $15.48           $13.38           $11.41
                                        ===========         ===========      ========         ========         ========
 TOTAL RETURN/2/                            5.15%               5.24%           23.01%           21.89%           36.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $10,413             $13,463           $15,802          $11,571          $7,520
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.77)%             (0.71)%          (0.70)%          (0.85)%          (0.67)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.30%               2.18%            2.21%            2.36%            2.18%
  Waived fees and reimbursed
   expenses/3/                             (0.10)%             (0.03)%          (0.09)%          (0.16)%           0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   2.20%               2.15%            2.12%            2.20%            2.18%
  Portfolio turnover rate/5/                  69%/6/             114%/6/           70%/6/           64%/6/           80%/6/



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 121

SMALL COMPANY VALUE FUND
CLASS C SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006              2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.94              $15.48           $13.37           $11.41            $8.38
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.12)/1/           (0.11)/1/        (0.04)           (0.08)           (0.04)
  Net realized and unrealized
   gain (loss) on investments               0.93                0.89             3.03             1.56             3.07
                                        -----------         -----------      --------         --------          -------
  Total from investment
   operations                               0.81                0.78             2.99             1.48             3.03
                                        -----------         -----------      --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00             0.00             0.00             0.00
  Distributions from net
   realized gain                           (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
  Total distributions                      (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
 NET ASSET VALUE, END OF PERIOD           $14.59              $14.94           $15.48           $13.37           $11.41
                                        ===========         ===========      ========         ========         ========
 TOTAL RETURN/2/                            5.15%               5.24%           23.11%           21.80%           36.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $3,754              $4,711           $4,847           $2,769           $1,497
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.77)%             (0.71)%          (0.67)%          (0.84)%          (0.80)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.30%               2.18%            2.20%            2.35%            2.18%
  Waived fees and reimbursed
   expenses/3/                             (0.10)%             (0.03)%          (0.09)%          (0.15)%           0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   2.20%               2.15%            2.11%            2.20%            2.18%
  Portfolio turnover rate/5/                  69%/6/             114%/6/           70%/6/           64%/6/           80%/6/



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 122 FINANCIAL HIGHLIGHTS

STRATEGIC SMALL CAP VALUE FUND
CLASS A SHARES - COMMENCED ON OCTOBER 31, 2006
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.00
  Net realized and unrealized gain
(loss)
   on investments                                            0.34
                                               ------------------
  Total from investment operations                           0.34
                                               ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                    0.00
  Distributions from net realized gain                       0.00
                                               ------------------
  Total from distributions                                   0.00
                                               ------------------
 NET ASSET VALUE, END OF PERIOD                            $10.34
                                               ==================
 TOTAL RETURN/2/                                             3.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $203
  Ratio of net investment income (loss)
to
   average net assets/3/                                     0.07%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                            63.76%
  Waived fees and reimbursed expenses/3/                   (62.31)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                       1.45%
  Portfolio turnover rate/5,6/                                 64%//



1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 123

STRATEGIC SMALL CAP VALUE FUND
CLASS C SHARES - COMMENCED ON OCTOBER 31, 2006
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (0.03)
  Net realized and unrealized gain
(loss)
   on investments                                            0.30
                                               ------------------
  Total from investment operations                           0.27
                                               ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                    0.00
  Distributions from net realized gain                       0.00
                                               ------------------
  Total from distributions                                   0.00
                                               ------------------
 NET ASSET VALUE, END OF PERIOD                            $10.27
                                               ==================
 TOTAL RETURN/2/                                             2.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $126
  Ratio of net investment income (loss)
to
   average net assets/3/                                    (0.69)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                            60.62%
  Waived fees and reimbursed expenses/3/                   (58.42)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                       2.20%
  Portfolio turnover rate/5,6/                                 64%



1 Commencement of operations at beginning of period.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

     ^

 124 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for mo re information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                             028EGR / P901 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

Equity Value Fund

Growth Equity Fund

Large Cap Appreciation Fund

Large Company Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Large Cap Value Fund                    4
Equity Value Fund                           9
Growth Equity Fund                         13
Large Cap Appreciation Fund                17
Large Company Growth Fund                  22
Description of Principal Investment        27
  Risks
Portfolio Holdings Information             30





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   31
About Wells Fargo Funds Trust              31
The Investment Adviser and Portfolio       31
  Managers
The Sub-Advisers and Portfolio Managers    32
Dormant Investment Advisory Arrangements   34
Dormant Multi-Manager Arrangement          35





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       36
How to Buy Shares         38
How to Sell Shares        40
How to Exchange Shares    42
Account Policies          44





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 46
Taxes                                         46
Master/Gateway (Reg. TM) Structure            47
Financial Highlights                          57
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Growth Equity Fund, this section provides a percentage breakdown of the Fund's assets across different master portfolios.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
INSTITUTIONAL CLASS
Ticker: CBLSX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]





                      CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                        AS OF 12/31 EACH YEAR
1998       1999        2000       2001         2002        2003        2004       2005       2006      2007
8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.76%      0.93%      22.09%    -1.60%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002      -17.54%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         5 YEARS        10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                          -1.60%          12.78%         8.61%
  Returns After Taxes on                        -2.82%          11.83%         6.04%
  Distributions/2/
  Returns After Taxes on                        -0.32%          10.77%         6.18%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%          14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)


1 Institutional Class shares incepted on July 26, 2004. Prior to April 11,
  2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the unnamed class of shares of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.67%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      0.19%
  TOTAL ANNUAL FUND OPERATING            0.86%
  EXPENSES/3/
  Fee Waivers                            0.16%
  NET EXPENSES/4/                        0.70%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $72
   3 Years                $258
   5 Years                $461
  10 Years              $1,046


 8 C&B LARGE CAP VALUE FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
INSTITUTIONAL CLASS
Ticker: WLVSX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             EQUITY VALUE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





CALENDAR YEAR TOTAL RETURNS
   FOR THE INSTITUTIONAL
         CLASS/1/
   AS OF 12/31 EACH YEAR
2004     2005     2006      2007
15.27%   10.36%   17.56%    8.35%







           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      10.97%
  Worst Quarter:      Q4    2007      -3.19%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           8.35%            14.46%
  Returns After Taxes on                         6.02%            13.64%
  Distributions/2/
  Returns After Taxes on                         6.09%            12.28%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%            13.32%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on August 31, 2006. Prior to April 11,
  2005, the Wells Fargo Advantage Equity Value Fund was named the Wells Fargo Large Cap Value Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class incepted on August 29, 2003. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 10 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.69%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.25%
  TOTAL ANNUAL FUND OPERATING                    0.94%
  EXPENSES/3/
  Fee Waivers                                    0.19%
  NET EXPENSES/4/                                0.75%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                            EQUITY VALUE FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                   $77
   3 Years                 $281
   5 Years                 $502
   10 Years              $1,137


 12 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
INSTITUTIONAL CLASS
Ticker: WGEIX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Derivatives Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Smaller Company Securities Risk

   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 13

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                              35.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                                     35.00%
  Emerging Growth Portfolio                                            4.09%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       7.58%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                               10.50%     Wells Capital Management Incorporated
 International Style                                 30.00%
  International Core Portfolio                                         7.50%     New Star Institutional Managers
  International Growth Portfolio                                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                        7.50%     SSgA Funds Management, Inc.
  International Value Portfolio                                        7.50%     LSV Asset Management

                                                 ---------
 TOTAL FUND ASSETS                                  100.00%



 14 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





            CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.22%   12.82%    5.90%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       20.08%
  Worst Quarter:      Q3    2002      -20.19%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                      5.90%        14.15%         6.68%
  Returns After Taxes on                    2.02%        11.98%         4.64%
  Distributions/2/
  Returns After Taxes on                    7.06%        11.86%         5.07%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                 5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/           6.87%        16.48%         6.71%
  (reflects no deduction for expenses
  or taxes)


1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
  TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.

                                                           GROWTH EQUITY FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/1/                              0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.15%
  Acquired Fund Fees and Expenses                 0.73%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.13%
  Fee Waivers                                     0.08%
  NET EXPENSES/4/                                 1.05%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $107
   3 Years                $351
   5 Years                $615
  10 Years              $1,367


 16 GROWTH EQUITY FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
INSTITUTIONAL CLASS
Ticker: WFASX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  LARGE CAP APPRECIATION FUND 17

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 18 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





    CALENDAR YEAR TOTAL RETURNS FOR THE
           INSTITUTIONAL CLASS/1/
           AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006     2007
-23.69%   27.66%   12.13%   9.10%   6.57%    17.76%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.58%
  Worst Quarter:      Q3    2002      -15.92%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                       17.76%        14.41%             6.71%
  Returns After Taxes on                     16.06%        13.47%             6.02%
  Distributions/2/
  Returns After Taxes on                     12.62%        12.37%             5.62%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/      11.81%        12.10%             4.52%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class incepted on August 31, 2001. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                  LARGE CAP APPRECIATION FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.70%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.27%
  TOTAL ANNUAL FUND OPERATING                    0.97%
  EXPENSES/3/
  Fee Waivers                                    0.27%
  NET EXPENSES/4/                                0.70%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 20 LARGE CAP APPRECIATION FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                   $72
   3 Years                 $282
   5 Years                 $510
   10 Years              $1,165


                                                  LARGE CAP APPRECIATION FUND 21

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WLCSX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 22 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    LARGE COMPANY GROWTH FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





           CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.37%   5.95%   2.44%    7.55%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.64%
  Worst Quarter:      Q1    2001      -22.83%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           7.55%         8.87%        5.06%
  Returns After Taxes on                         7.55%         8.82%        4.91%
  Distributions/2/
  Returns After Taxes on                         4.91%         7.69%        4.39%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%        12.10%        3.83%
  (reflects no deduction for expenses
  or taxes)


1 Institutional Class shares incepted on June 30, 2004. Prior to April 11,
  2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 24 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.63%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      0.21%
  TOTAL ANNUAL FUND OPERATING            0.84%
  EXPENSES/3/
  Fee Waivers                            0.09%
  NET EXPENSES/4/                        0.75%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                    LARGE COMPANY GROWTH FUND 25

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $77
   3 Years                $259
   5 Years                $457
  10 Years              $1,029


 26 LARGE COMPANY GROWTH FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK   Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                        Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 27

FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.


 28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 30 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

The following portfolio managers are responsible for determining the asset allocation of the Growth Equity Fund's investments in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                         Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                         Funds Management, Mr. Chan served as a director in the Investments Department at
                         mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                         of California at Los Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                         Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.



WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.


 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.



KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                           Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                           State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS            Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                           Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.



--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.


--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.


D. KEVIN MCCREESH, CFA   Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                         Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                         is a member of the CFA Institute and the New York Society of Security Analysts
                         (NYSSA).
RONALD M. MUSHOCK, CFA   Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                         York University. Mr. Mushock is a member of the AIMR and the NYSSA.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the the C&B Large Cap Value Fund, Equity Value Fund, Large Cap Appreciation Fund and Large Company Growth Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Equity Value Fund, Growth Equity Fund and Large Company Growth Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund and the Equity Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 36 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                            representative.                                 o Call 1-800-368-7550 for the


                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
--------------------------- ----------------------------------------------- ------------------------------------


 38 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
                                                                            your bank or financial institution to
                            o Complete and sign the Institutional Class     use the same wire instructions
                            account application                             shown to the left.

                           o Call Investor Services at 1-800-222-8222 for
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
-------------------------- -----------------------------------------------  --------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
-------------------------- -----------------------------------------------  --------------------------------------

 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                             representative.
-------------------------- ----------------------------------------------- --------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:


   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 39

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at

                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
---------------------------------------- ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
----------------------------------------  --------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability

 40 HOW TO SELL SHARES
     to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 41

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares


 42 HOW TO EXCHANGE SHARES
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 43

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 44 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 45

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 46 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 47

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                  $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                  Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                  capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.


 48 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                  capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                  Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
 INTERNATIONAL CORE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                  These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We follow a two-phase investment process. In the first phase, we conduct bottom-
                                  up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                  methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 49

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                    Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 50 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 51

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                               10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                               capitalization companies as those with market capitalizations of $3 billion or more.
                               We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                               dominance in their niche or industry; low cost producers; low levels of leverage;
                               potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                               Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                               Portfolio's performance can be expected to approximate but not equal that of the
                               S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 52 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                       PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 53

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                     investing primarily in small capitalization securities.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                               Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                               A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                               term prospects of companies. To identify these opportunities, we follow a bottom-
                               up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                               Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


 54 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)         disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                               Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                               We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

=============================

CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.

=============================

COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55
that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.

--------------------------------------------------------------------------------

SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Portfolio, Strategic Small Cap Value Portfolio and the Small Cap Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


 56 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

C&B LARGE CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,          SEPT. 30,         OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006              2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.74              $8.67              $8.28              $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.15/3/              0.16             0.09/3/              0.02
  Net realized and unrealized gain
(loss)
   on investments                                 0.97               1.17               0.41               0.25
                                              --------            -------           --------            -------
  Total from investment operations                1.12               1.33               0.50               0.27
                                              --------            -------           --------            -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.15)             (0.08)             (0.04)              0.00
  Distributions from net realized gain           (0.44)             (0.18)             (0.07)              0.00
                                              --------            -------           --------            -------
  Total from distributions                       (0.59)             (0.26)             (0.11)              0.00
                                              --------            -------           --------            -------
 NET ASSET VALUE, END OF PERIOD                 $10.27              $9.74              $8.67              $8.28
                                              ========            =======           ========            =======
 TOTAL RETURN/4/                                 11.69%             15.63%              6.05%              3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $57,189            $70,113            $63,303           $15,030
  Ratio of net investment income (loss)
to
   average net assets/5/                          1.45%              1.74%              1.14%              0.91%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  0.85%              0.85%              0.90%              1.22%
  Waived fees and reimbursed expenses/5/         (0.15)%            (0.15)%            (0.20)%            (0.52)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            0.70%              0.70%              0.70%              0.70%
  Portfolio turnover rate/7/                        24%/8/             29%/8/             25%/8/             30%



1 The Fund changed its fiscal year-end from October 31 to September 30. 2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.


4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 57

EQUITY VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                                   SEPT. 30,              SEPT. 30,
 FOR THE PERIOD ENDED:                             2007                  2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $15.36                 $15.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.19/2/                  0.01
  Net realized and unrealized gain
(loss)
   on investments                                     2.82                   0.18
                                              ------------           ------------
  Total from investment operations                    3.01                   0.19
                                              ------------           ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            (0.15)                  0.00
  Distributions from net realized gain               (0.38)                  0.00
                                              ------------           ------------
  Total distributions                                (0.53)                  0.00
                                              ------------           ------------
 NET ASSET VALUE, END OF PERIOD                     $17.84                 $15.36
                                              ============           ============
 TOTAL RETURN/3/                                     20.01%                  1.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $62,639                   $10
  Ratio of net investment income (loss)
to
   average net assets/4/                              1.13%                  0.82%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                      0.90%                  0.97%
  Waived fees and reimbursed expenses/4/             (0.15)%                (0.32)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/                0.75%                  0.65%
  Portfolio turnover rate/6/                           108%/7/                107%/7/



1 Commencement of operations.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 58 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                                 SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                            2007                 2006                2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $28.86               $31.19               $28.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.14/2/              0.13/2/              0.03/2/
  Net realized and unrealized gain on
   investments                                      4.86                 2.29                 2.66
                                               ---------            ---------            ---------
  Total from investment operations                  5.00                 2.42                 2.69
                                               ---------            ---------            ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.10)               (0.12)                0.00
  Distributions from net realized gain             (3.33)               (4.63)                0.00
                                               ---------            ---------            ---------
  Total distributions                              (3.43)               (4.75)                0.00
                                               ---------            ---------            ---------
 NET ASSET VALUE, END OF PERIOD                   $30.43               $28.86               $31.19
                                               =========            =========            =========
 TOTAL RETURN/3/                                   18.44%                8.30%                9.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $158,895             $140,423             $131,489
  Ratio of net investment income (loss)
to
   average net assets/4/                            0.49%                0.46%                0.19%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    1.15%                1.12%                1.12%
  Waived fees and reimbursed expenses/4/           (0.10)%              (0.08)%              (0.07)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              1.05%                1.04%                1.05%
  Portfolio turnover rate/6/                          42%/7/               39%/7/               50%/7/



1 Commencement of operations.

2 Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 59

LARGE CAP APPRECIATION FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                                   SEPT. 30,               SEPT. 30,
 FOR THE PERIOD ENDED:                             2007                  2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $11.43                  $11.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.06/2/                0.01/2/
  Net realized and unrealized gain
(loss)
   on investments                                     2.30                    0.24
                                              ------------           -------------
  Total from investment operations                    2.36                    0.25
                                              ------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            (0.05)                   0.00
  Distributions from net realized gain               (0.83)                   0.00
                                              ------------           -------------
  Total distributions                                (0.88)                   0.00
                                              ------------           -------------
 NET ASSET VALUE, END OF PERIOD                     $12.91                  $11.43
                                              ============           =============
 TOTAL RETURN/3/                                     21.90%                   2.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $9,266                     $10
  Ratio of net investment income (loss)
to
   average net assets/4/                              0.52%                   0.62%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                      0.90%                   0.91%
  Waived fees and reimbursed expenses/4/             (0.20)%                 (0.29)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/                0.70%                   0.62%
  Portfolio turnover rate/6/                           145%/7/                 155%/7/



1 Commencement of operations.

2 Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 60 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period


                                                SEPT. 30,           SEPT. 30,           SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                            2007                2006                2005               2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $47.76              $47.27              $42.75                $44.93
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.25/2/               0.00              0.24/2/                (0.02)/2/
  Net realized and unrealized gain
(loss)
   on investments                                  8.22                0.64                4.44                 (2.16)
                                               --------            --------            --------              -----------
  Total from investment operations                 8.47                0.64                4.68                 (2.18)
                                               --------            --------            --------              -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          0.00               (0.15)              (0.16)                 0.00
  Distributions from net realized gain             0.00                0.00                0.00                  0.00
  Distributions in excess of realized              0.00                0.00                0.00                  0.00
                                               --------            --------            --------              -----------
  gain
  Total distributions                              0.00               (0.15)              (0.16)                 0.00
                                               --------            --------            --------              -----------
 NET ASSET VALUE, END OF PERIOD                  $56.23              $47.76              $47.27                $42.75
                                               ========            ========            ========              ===========
 TOTAL RETURN/3/                                  17.73%               1.34%              10.96%                (4.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $194,138            $109,216            $104,469             $52,884
  Ratio of net investment income (loss)
to
   average net assets/4/                           0.48%               0.01%               0.53%                (0.04)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                   0.86%               0.77%               0.82%                 0.85%
  Waived fees and reimbursed expenses/4/          (0.11)%             (0.02)%             (0.07)%               (0.10)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/             0.75%               0.75%               0.75%                 0.75%
  Portfolio turnover rate/6/                         10%/7/               6%/7/              18%/7/                14%/7/



1 Commencement of operations.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 61

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028EGIT / P904 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

Diversified Equity Fund

Diversified Small Cap Fund

Emerging Growth Fund

Equity Income Fund

Equity Value Fund

Growth Equity Fund

Index Fund

Large Cap Appreciation Fund

Large Company Growth Fund

Small Company Growth Fund

Small Company Value Fund

Strategic Small Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Large Cap Value Fund                    4
Diversified Equity Fund                     9
Diversified Small Cap Fund                 13
Emerging Growth Fund                       17
Equity Income Fund                         21
Equity Value Fund                          26
Growth Equity Fund                         30
Index Fund                                 34
Large Cap Appreciation Fund                38
Large Company Growth Fund                  43
Small Company Growth Fund                  48
Small Company Value Fund                   53
Strategic Small Cap Value Fund             58
Description of Principal Investment        63
  Risks
Portfolio Holdings Information             67





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   68
About Wells Fargo Funds Trust              68
The Investment Adviser and Portfolio       68
  Managers
The Sub-Advisers and Portfolio Managers    69
Dormant Investment Advisory Arrangements   77
Dormant Multi-Manager Arrangement          77





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       78
How to Buy Shares         80
How to Sell Shares        82
How to Exchange Shares    84
Account Policies          86





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 88
Taxes                                         88
Master/Gateway (Reg. TM) Structure            89
Financial Highlights                         100
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Emerging Growth Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
ADMINISTRATOR CLASS
Ticker: CBLLX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]





                          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                             AS OF 12/31 EACH YEAR
1998       1999        2000       2001         2002        2003        2004       2005       2006      2007
8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.56%      0.52%      21.91%    -1.86%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002      -17.54%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         5 YEARS        10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                          -1.86%          12.56%         8.50%
  Returns After Taxes on                        -2.99%          11.67%         5.96%
  Distributions/2/
  Returns After Taxes on                        -0.49%          10.61%         6.11%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%          14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on July 26, 2004. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the unnamed class of shares of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.67%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.46%
  TOTAL ANNUAL FUND OPERATING                    1.13%
  EXPENSES/3/
  Fee Waivers                                    0.18%
  NET EXPENSES/4/                                0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $97
   3 Years                $341
   5 Years                $605
  10 Years              $1,359


 8 C&B LARGE CAP VALUE FUND

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1988
ADMINISTRATOR CLASS
Ticker: NVDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Derivatives Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Smaller Company Securities Risk

   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                               25.00%
  C&B Large Cap Value Portfolio                                        8.33%     Wells Capital Management Incorporated
  Equity Income Portfolio                                              8.33%     Cooke & Bieler, L. P.
  Equity Value Portfolio                                               8.34%     Systematic Financial Management, L.P.
 Large Cap Blend Style                               25.00%
  Index Portfolio                                                     25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                              25.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                     2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                                      17.50%     Peregrine Capital Management, Inc.
 Small Cap Style                                     10.00%
  Emerging Growth Portfolio                                            1.16%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                            3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       2.17%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                                3.00%     Wells Capital Management Incorporated
 International Style                                 15.00%
                                                 ---------
  International Core Portfolio                                         3.75%     New Star Institutional Managers
  International Growth Portfolio                                       3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                                        3.75%     SSgA Funds Management, Inc.
  International Value Portfolio                                        3.75%     LSV Asset Management

 TOTAL FUND ASSETS                                  100.00%






 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





            CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
22.35%   20.45%   -1.91%   -12.46%   -21.96%   29.43%   10.76%   6.52%   14.21%    5.87%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.88%
  Worst Quarter:      Q3    2002      -19.36%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                       5.87%        13.05%         6.19%
  Returns After Taxes on                     2.85%        11.03%         4.71%
  Distributions/2/
  Returns After Taxes on                     6.29%        10.83%         4.87%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                  5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/       5.64%        14.77%         6.60%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000
  (Reg. TM)//Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM)//Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

                                                      DIVERSIFIED EQUITY FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.44%
  Acquired Fund Fees and Expenses                 0.56%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%
  Fee Waivers                                     0.25%
  NET EXPENSES/4/                                 1.00%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $372
   5 Years                $662
  10 Years              $1,489


 12 DIVERSIFIED EQUITY FUND

DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: NVDSX

INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Currency Hedging Risk

   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Smaller Company Securities Risk

   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   DIVERSIFIED SMALL CAP FUND 13

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS                 TARGET ALLOCATION       SUB-ADVISER
  Emerging Growth Portfolio                           16.66%         Wells Capital Management Incorporated
  Small Cap Index Portfolio                           33.33%         Wells Capital Management Incorporated
  Small Company Growth Portfolio                      16.66%         Peregrine Capital Management, Inc.
  Small Company Value Portfolio                        3.35%         Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o               30.00%         Wells Capital Management Incorporated
                                                 ----------

 TOTAL FUND ASSETS                                   100.00%






 14 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999    2000     2001    2002      2003     2004     2005    2006      2007
-8.60%   9.85%   11.74%   2.08%   -14.55%   43.93%   19.11%   6.74%   13.20%    -0.79%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.57%
  Worst Quarter:      Q3    1998      -23.73%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                        -0.79%       15.50%         7.24%
  Returns After Taxes on                      -3.48%       13.63%         6.15%
  Distributions/2/
  Returns After Taxes on                       0.93%       13.05%         5.97%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) INDEX/3/              -1.57%       16.25%         7.08%
  (reflects no deduction for expenses
  or taxes)



1 Administrator Class shares incepted on December 31, 1997. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

                                                   DIVERSIFIED SMALL CAP FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.44%
  Acquired Fund Fees and Expenses                 0.63%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.32%
  Fee Waivers                                     0.12%
  NET EXPENSES/4/                                 1.20%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $122
   3 Years                $406
   5 Years                $712
  10 Years              $1,580


 16 DIVERSIFIED SMALL CAP FUND

EMERGING GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
ADMINISTRATOR CLASS
Ticker: WFGDX

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         EMERGING GROWTH FUND 17

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 18 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)
  Management Fees/1/                             0.85%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              9.42%
  TOTAL ANNUAL FUND OPERATING                   10.27%
  EXPENSES/3/
  Fee Waivers                                    9.07%
  NET EXPENSES/4/                                1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                         EMERGING GROWTH FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $122
   3 Years               $2,143
   5 Years               $3,957
   10 Years              $7,719


 20 EMERGING GROWTH FUND

EQUITY INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
3/31/1989
ADMINISTRATOR CLASS
Ticker: NVIEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                           EQUITY INCOME FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002      2003     2004     2005    2006      2007
17.85%   8.28%   1.90%   -5.45%   -19.68%   26.28%   11.42%   5.45%   18.67%    2.92%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       16.74%
  Worst Quarter:      Q3    2002      -20.82%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                          2.92%        12.63%        5.99%
  Returns After Taxes on                       -2.67%         9.45%        3.83%
  Distributions/2/
  Returns After Taxes on                        8.51%        10.45%        4.58%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/         -0.17%        14.63%        7.68%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                           EQUITY INCOME FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.68%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.50%
  TOTAL ANNUAL FUND OPERATING                    1.18%
  EXPENSES/3/
  Fee Waivers                                    0.33%
  NET EXPENSES/4/                                0.85%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 24 EQUITY INCOME FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $87
   3 Years                $342
   5 Years                $617
  10 Years              $1,402

                                                           EQUITY INCOME FUND 25

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
ADMINISTRATOR CLASS
Ticker: WLVIX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 EQUITY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





CALENDAR YEAR TOTAL RETURNS FOR THE
      ADMINISTRATOR CLASS/1/
   AS OF 12/31 EACH YEAR
2004     2005     2006      2007
15.27%   10.36%   17.49%    8.11%







           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      10.97%
  Worst Quarter:      Q4    2007      -3.29%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                           8.11%            14.38%
  Returns After Taxes on                         5.87%            13.59%
  Distributions/2/
  Returns After Taxes on                         5.94%            12.23%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%            13.32%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on August 29, 2003. Prior to April 11,
  2005, the Wells Fargo Advantage Equity Value Fund-Administrator Class was named the Wells Fargo Large Cap Value Fund-Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                            EQUITY VALUE FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.69%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.52%
  TOTAL ANNUAL FUND OPERATING                    1.21%
  EXPENSES/3/
  Fee Waivers                                    0.21%
  NET EXPENSES/4/                                1.00%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 28 EQUITY VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $363
   5 Years                $645
  10 Years              $1,447


                                                            EQUITY VALUE FUND 29

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
ADMINISTRATOR CLASS
Ticker: NVGEX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Derivatives Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Smaller Company Securities Risk

   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                              35.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                                     35.00%
  Emerging Growth Portfolio                                            4.09%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       7.58%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                               10.50%     Wells Capital Management Incorporated
 International Style                                 30.00%
  International Core Portfolio                                         7.50%     New Star Institutional Managers
  International Growth Portfolio                                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                        7.50%     SSgA Funds Management, Inc.
  International Value Portfolio                                        7.50%     LSV Asset Management

                                                 ---------
 TOTAL FUND ASSETS                                  100.00%






                                                           GROWTH EQUITY FUND 31

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





            CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.10%   12.61%    5.66%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       20.08%
  Worst Quarter:      Q3    2002      -20.19%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                      5.66%        14.03%         6.63%
  Returns After Taxes on                    1.87%        11.91%         4.61%
  Distributions/2/
  Returns After Taxes on                    6.91%        11.78%         5.04%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                 5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/           6.87%        16.48%         6.71%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
  TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You can not invest directly in an index.

 32 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.42%
  Acquired Fund Fees and Expenses                 0.73%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.40%
  Fee Waivers                                     0.15%
  NET EXPENSES/4/                                 1.25%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $127
   3 Years                $428
   5 Years                $752
  10 Years              $1,667

                                                           GROWTH EQUITY FUND 33

INDEX FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/31/1987
ADMINISTRATOR CLASS
Ticker: NVINX

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 INDEX FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





            CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
28.33%   20.59%   -9.20%   -11.93%   -22.03%   28.28%   10.60%   4.69%   15.47%    5.22%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       21.32%
  Worst Quarter:      Q3    2002      -17.20%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                      5.22%        12.53%         5.70%
  Returns After Taxes on                    4.08%        11.75%         4.97%
  Distributions/2/
  Returns After Taxes on                    4.06%        10.60%         4.60%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/ 3,4/              5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                                   INDEX FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.08%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.30%
  TOTAL ANNUAL FUND OPERATING                    0.38%
  EXPENSES/3/
  Fee Waivers                                    0.13%
  NET EXPENSES/4/                                0.25%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.10% for the first $1 billion; 0.75% for the next $4 billion;0.05% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 36 INDEX FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $26
   3 Years              $109
   5 Years              $200
  10 Years              $468

                                                                   INDEX FUND 37

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
ADMINISTRATOR CLASS
Ticker: WFAKX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 38 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  LARGE CAP APPRECIATION FUND 39

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





    CALENDAR YEAR TOTAL RETURNS FOR THE
           ADMINISTRATOR CLASS/1/
           AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006     2007
-23.69%   27.66%   12.13%   9.10%   6.52%    17.34%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.58%
  Worst Quarter:      Q3    2002      -15.92%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                       17.34%        14.31%             6.65%
  Returns After Taxes on                     15.73%        13.40%             5.97%
  Distributions/2/
  Returns After Taxes on                     12.34%        12.31%             5.58%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/      11.81%        12.10%             4.52%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on August 31, 2001. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 40 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.70%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.54%
  TOTAL ANNUAL FUND OPERATING                    1.24%
  EXPENSES/3/
  Fee Waivers                                    0.24%
  NET EXPENSES/4/                                1.00%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                  LARGE CAP APPRECIATION FUND 41

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $370
   5 Years                $658
  10 Years              $1,479


 42 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 43

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 44 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





           CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.26%   5.73%   2.23%    7.33%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.64%
  Worst Quarter:      Q1    2001      -22.83%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                           7.33%         8.72%        4.99%
  Returns After Taxes on                         7.33%         8.69%        4.85%
  Distributions/2/
  Returns After Taxes on                         4.76%         7.56%        4.33%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%        12.10%        3.83%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.63%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.48%
  TOTAL ANNUAL FUND OPERATING                    1.11%
  EXPENSES/3/
  Fee Waivers                                    0.16%
  NET EXPENSES/4/                                0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 46 LARGE COMPANY GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $97
   3 Years                $337
   5 Years                $596
  10 Years              $1,337


                                                    LARGE COMPANY GROWTH FUND 47

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS

William A. Grierson, CFA

Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVSCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 48 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    SMALL COMPANY GROWTH FUND 49

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                            AS OF 12/31 EACH YEAR
1998     1999     2000    2001    2002      2003     2004     2005    2006     2007
-9.11%   19.11%   2.34%   0.62%   -29.60%   50.36%   13.29%   4.13%   9.77%    3.49%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.66%
  Worst Quarter:      Q3    1998      -24.63%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                           3.49%       15.04%         4.69%
  Returns After Taxes on                        -0.33%       12.98%         2.77%
  Distributions/2/
  Returns After Taxes on                         3.97%       12.44%         3.12%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 50 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.84%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.45%
  TOTAL ANNUAL FUND OPERATING                    1.29%
  EXPENSES/3/
  Fee Waivers                                    0.09%
  NET EXPENSES/4/                                1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                    SMALL COMPANY GROWTH FUND 51

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $122
   3 Years                $400
   5 Years                $699
  10 Years              $1,549


 52 SMALL COMPANY GROWTH FUND

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

FUND INCEPTION:
6/01/1997
ADMINISTRATOR CLASS
Ticker: SCVIX

(THIS CLASS IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $262 million to $2.5 billion, as of May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     SMALL COMPANY VALUE FUND 53

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 54 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





               CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                  AS OF 12/31 EACH YEAR
1998     1999    2000     2001     2002     2003     2004     2005    2006      2007
-9.30%   0.59%   26.69%   13.08%   -6.34%   43.68%   23.49%   9.70%   13.25%    -13.80%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       23.00%
  Worst Quarter:      Q3    2002      -24.84%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                         -13.80%       13.70%         8.81%
  Returns After Taxes on                       -15.65%       11.96%         7.97%
  Distributions/2/
  Returns After Taxes on                        -7.39%       11.49%         7.57%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/          -9.78%       15.80%         9.06%
  (reflects no deduction for expenses
  or taxes)



1 Administrator Class shares incepted on January 31, 2002. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Administrator Class expenses. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Small Company Value Portfolio incepted on June 1, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                     SMALL COMPANY VALUE FUND 55

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.85%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.48%
  TOTAL ANNUAL FUND OPERATING                    1.33%
  EXPENSES/3/
  Fee Waivers                                    0.13%
  NET EXPENSES/4/                                1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 56 SMALL COMPANY VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $122
   3 Years                $409
   5 Years                $716
  10 Years              $1,590


                                                     SMALL COMPANY VALUE FUND 57

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi

FUND INCEPTION:
10/31/2006
ADMINISTRATOR CLASS
Ticker: WFRDX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.

A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.

 58 STRATEGIC SMALL CAP VALUE FUND

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.


Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.

We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk

   o Multi-Style Management Risk

   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               STRATEGIC SMALL CAP VALUE FUND 59

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and gives some indication of the risks of an investment in the Fund by comparing the Fund's average total returns to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






    CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
    AS OF 12/31 EACH YEAR
    2007
    -6.37%










           BEST AND WORST QUARTER
  Best Quarter:       Q2    2007       4.50%
  Worst Quarter:      Q3    2007      -7.00%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        LIFE OF FUND
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                       -6.37%              0.90%
  Returns After Taxes on                     -7.68%              0.16%
  Distributions/2/
  Returns After Taxes on                     -4.10%              0.35%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/       -9.78%             -5.51%
  (reflects no deduction for expenses
  or taxes)



1 Administrator Class shares incepted on October 31, 2006. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Strategic Small Cap Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Administrator Class expenses. The Strategic Small Cap Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Strategic Small Cap Value Portfolio incepted on January 31, 2006. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Strategic Small Cap Value Portfolio's inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 60 STRATEGIC SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)
  Management Fees/1/                             0.85%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                             83.68%
  TOTAL ANNUAL FUND OPERATING                   84.53%
  EXPENSES/3/
  Fee Waivers                                   83.33%
  NET EXPENSES/4/                                1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                               STRATEGIC SMALL CAP VALUE FUND 61

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $122
   3 Years               $6,489
   5 Years               $6,756
   10 Years              $6,768


 62 STRATEGIC SMALL CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 63

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


 64 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 65

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 66 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 67

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 68 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity, Diversified Small Cap and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THOMAS C. BIWER, CFA             Mr. Biwer is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund          Small Cap Fund and Growth Equity Fund, which he has managed since 2005 and is
Diversified Small Cap Fund       jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund               managed since 2006. Mr. Biwer joined Funds Management in 2005 as a portfolio
Strategic Small Cap Value Fund   manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles.
                                 Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A.,
                                 University of Illinois.
CHRISTIAN L. CHAN, CFA           Mr. Chan is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund          Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005 and
Diversified Small Cap Fund       is jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund               managed since 2006. Mr. Chan joined Funds Management in 2002 as a member of the
Strategic Small Cap Value Fund   Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Prior to joining Funds Management, Mr. Chan served as a director in the Investments
                                 Department at mPower Advisors, LLC from 1999 to 2001. Education: B.A., American
                                 Studies, University of California at Los Angeles.
ANDREW OWEN, CFA                 Mr. Owen is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund          Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005 and
Diversified Small Cap Fund       is jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund               managed since 2006. Mr. Owen joined Funds Management in 1996 as a member of the
Strategic Small Cap Value Fund   Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Education: B.A., University of Pennsylvania; M.B.A., University of
                                 Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 69

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.
ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.


--------------------------------------------------------------------------------

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.



KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                           Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                           State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS            Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                           Guilford College; M.B.A., University of North Carolina.


 70 ORGANIZATION AND MANAGEMENT OF THE FUNDS

EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.
R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.



--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JASON R. BALLSRUD, CFA      Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund    he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                            Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                            Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA     Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                            Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
WILLIAM A. GRIERSON, CFA    Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA        Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 71

PAUL E. VON KUSTER, CFA     Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.
ROBERT B. MERSKY, CFA       Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.


--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.


D. KEVIN MCCREESH, CFA   Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                         Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                         is a member of the CFA Institute and the New York Society of Security Analysts
                         (NYSSA).
RONALD M. MUSHOCK, CFA   Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                         York University. Mr. Mushock is a member of the AIMR and the NYSSA.



--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund, Equity Income Fund, Index Fund and Strategic Small Cap Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


 72 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DALE E. BENSON, PH.D., CFA       Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Benson joined Wells Capital Management in
                                 2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                                 University of Maine.
MARK D. COOPER, CFA              Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
                                 2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003
                                 Mr. Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                                 University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                                 Pennsylvania.
ROBERT J. COSTOMIRIS, CFA        Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
                                 2005 as a value portfolio manager. Prior to joining Wells Capital Management,
                                 Mr. Costomiris was a portfolio manager with Strong Capital Management, Inc. since
                                 2001. Education: B.S., Chemical Engineering, University of Pennsylvania; M.B.A., Finance
                                 and Accounting, University of Chicago Graduate School of Business.
GARY J. DUNN, CFA                Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund               managed since 1994. He joined Wells Capital Management in 1998 as principal for its
                                 Equity Income Team. Prior to that, he served as director of institutional investments of
                                 Norwest Investment Management, which combined investment advisory services with
                                 Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
GREGORY T. GENUNG, CFA           Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                       2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                                 Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of
                                 Minnesota, Duluth.
BRANDON M. NELSON, CFA           Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund             has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                                 1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                                 Business Administration; M.S., Finance, University of Wisconsin, Madison.
THOMAS C. OGNAR, CFA             Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund             managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                                 Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                                 2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                                 Madison.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 73

BRUCE C. OLSON, CFA              Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund             managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                                 Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                                 Education: B.A., Finance and History, Gustavus Adolphus College.
CRAIG R. PIERINGER, CFA          Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
                                 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                                 New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                                 Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.
I. CHARLES RINALDI               Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
                                 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                                 Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.
ROBERT M. THORNBURG              Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund               has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                                 Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.




 74 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY


WELLS CAPITAL MANAGEMENT-EMERGING GROWTH FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Emerging Growth Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]





                                 WELLS CAPITAL MANAGEMENT COMPOSITE CALENDAR YEAR RETURNS
                                                   AS OF 12/31 EACH YEAR
1998                                     1999     2000     2001      2002      2003     2004     2005     2006     2007
5.86%                                    83.22%   -9.20%   -27.48%   -28.71%   51.06%   18.87%   23.29%   17.24%   23.79%







 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07                  1 YEAR        5 YEARS       10 YEARS
 Wells Capital Management Composite             23.79%       26.32%         11.34%
  Performance
  (incept. 7/1/1994)
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/1/          7.05%       16.50%          4.32%


1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 75

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY


WELLS CAPITAL MANAGEMENT-STRATEGIC SMALL CAP VALUE FUND. The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The performance numbers below are broken down by separate styles, which are similar to the strategic styles utilized by the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07                 1 YEAR        3 YEARS       5 YEARS
 Rinaldi Small Cap Value Composite              0.32%       9.43%         18.73%
  Performance (Incept. 1/01/98)
 Costomiris Small Cap Value Composite          -4.72%       4.46%         18.94%
  Performance (Incept. 4/30/02)
 Benson Small Cap Value Composite              -9.93%       3.91%         16.17%
  Performance (Incept. 4/30/88)
 Benson SMID Value Composite                  -11.47%       0.10%          N/A
  Performance (Incept. 1/01/05)
 RUSSELL 2000 (Reg. TM) VALUE INDEX/1/         -9.78%       5.27%         15.80%


1 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 76 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

Under the investment advisory contract for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Index Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Index Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 77

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 78 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund, except the Index Fund, pays an annual fee of up to 0.25% of its average daily net assets. The Index Fund pays an annual fee of up to 0.10% of its average daily net assets for these services. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 79

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

NOTE: The Small Company Value Fund's Administrator Class shares are closed to certain new investors, therefore you cannot open an account in this Fund unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.

                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
--------------------------- ----------------------------------------------- ------------------------------------


 80 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct

                            o Complete and sign the Administrator Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.

                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
-------------------------- ----------------------------------------------- --------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
-------------------------- ----------------------------------------------- --------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 81

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at

                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.

                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
---------------------------------------- ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
----------------------------------------  --------------

 Through Your Investment Representative   Contact your investment representative.
---------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability

 82 HOW TO SELL SHARES
     to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 83

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares


 84 HOW TO EXCHANGE SHARES
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 85

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 86 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 87

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.



 88 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 89

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                  $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                  Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                  capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

 90 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                             capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                             Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                             capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                             Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 91

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                   INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                  Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                  correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                                  A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                  100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                  Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                  Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                  These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We follow a two-phase investment process. In the first phase, we conduct bottom-
                                  up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                  methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 92 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                    Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 93

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


 94 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                               10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                               capitalization companies as those with market capitalizations of $3 billion or more.
                               We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                               dominance in their niche or industry; low cost producers; low levels of leverage;
                               potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                               Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                               Portfolio's performance can be expected to approximate but not equal that of the
                               S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 95

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                       PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


 96 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                     investing primarily in small capitalization securities.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                               Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                               A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                               term prospects of companies. To identify these opportunities, we follow a bottom-
                               up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                               Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 97

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)         disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                               Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                               We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

=============================

CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.

=============================

COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser


 98 MASTER/GATEWAY(Reg. TM) STRUCTURE
that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the
Investment Advisers Act of 1940 and is a wholly owned subsidiary of State
Street Corporation, a publicly held bank holding company. SSgA FM, State
Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 99

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

C&B LARGE CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,           SEPT. 30,           SEPT. 30,           OCT. 31,
 FOR THE PERIOD ENDED:                            2007                2006              2005/1/            2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD             $9.69               $8.64               $8.27               $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.12/3/               0.13              0.07/3/               0.01
  Net realized and unrealized gain
(loss)
   on investments                                  0.98                1.16                0.41                0.25
                                               --------             -------            --------            --------
  Total from investment operations                 1.10                1.29                0.48                0.26
                                               --------             -------            --------            --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.13)              (0.06)              (0.04)               0.00
  Distributions from net realized gain            (0.44)              (0.18)              (0.07)               0.00
                                               --------             -------            --------            --------
  Total from distributions                        (0.57)              (0.24)              (0.11)               0.00
                                               --------             -------            --------            --------
 NET ASSET VALUE, END OF PERIOD                  $10.22               $9.69               $8.64               $8.27
                                               ========             =======            ========            ========
 TOTAL RETURN/4/                                  11.52%              15.24%               5.74%               3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $590,511            $241,435            $201,181            $9,627
  Ratio of net investment income (loss)
to
   average net assets/5/                           1.23%               1.48%               0.83%               0.47%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                   1.12%               1.12%               1.13%               1.39%
  Waived fees and reimbursed expenses/5/          (0.17)%             (0.17)%             (0.18)%             (0.44)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/             0.95%               0.95%               0.95%               0.95%
  Portfolio turnover rate/7/                         24%/8/              29%/8/              25%/8/              30%



1 The Fund changed its fiscal year-end from October 31 to September 30. 2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.


4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 100 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $40.46             $41.98             $39.96             $35.64             $29.04
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.33/1/            0.32/1/            0.39/1/               0.26               0.24
  Net realized and unrealized
   gain (loss) on investments                6.33               3.33               5.22               4.39               6.57
                                        ---------          ---------          ---------           --------           --------
  Total from investment
   operations                                6.66               3.65               5.61               4.65               6.81
                                        ---------          ---------          ---------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.30)             (0.21)             (0.40)             (0.33)             (0.21)
  Distributions from net
   realized gain                            (3.79)             (4.96)             (3.19)              0.00               0.00
                                        ---------          ---------          ---------           --------           --------
  Total distributions                       (4.09)             (5.17)             (3.59)             (0.33)             (0.21)
                                        ---------          ---------          ---------           --------           --------
 NET ASSET VALUE, END OF PERIOD            $43.03             $40.46             $41.98             $39.96             $35.64
                                        =========          =========          =========           ========           ========
 TOTAL RETURN/2/                            17.41%              9.30%             14.57%             13.08%             23.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $1,084,181         $1,145,044         $1,180,748         $1,178,146         $1,152,692
  Ratio of net investment
   income (loss) to average
   net assets/3/                             0.81%              0.82%              0.96%              0.61%              0.67%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             1.25%              1.24%              1.15%              1.04%              1.17%
  Waived fees and reimbursed
   expenses/3/                              (0.25)%            (0.24)%            (0.15)%            (0.04)%            (0.17)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.00%              1.00%              1.00%              1.00%              1.00%
  Portfolio turnover rate/5,6/                 36%                35%                42%                32%                32%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 101

DIVERSIFIED SMALL CAP FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1997
For a share outstanding throughout each period


                                        SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                    2007              2006              2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.66            $14.97            $13.41            $11.32            $8.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.03)            (0.02)            (0.02)            (0.04)           (0.01)
  Net realized and unrealized
   gain (loss) on investments               1.96              1.01              2.63              2.21             2.71
                                        --------          --------          --------          --------          -------
  Total from investment
   operations                               1.93              0.99              2.61              2.17             2.70
                                        --------          --------          --------          --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00              0.00              0.00              0.00             0.00
  Distributions from net
   realized gain                           (1.70)            (1.30)            (1.05)            (0.08)           (0.08)
                                        --------          --------          --------          --------          -------
  Total distributions                      (1.70)            (1.30)            (1.05)            (0.08)           (0.08)
                                        --------          --------          --------          --------          -------
 NET ASSET VALUE, END OF PERIOD           $14.89            $14.66            $14.97            $13.41           $11.32
                                        ========          ========          ========          ========         ========
 TOTAL RETURN/1/                           13.75%             6.93%            20.09%            19.23%           31.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $757,352          $679,774          $564,318          $441,080         $285,650
  Ratio of net investment
   income (loss) to average
   net assets/2/                           (0.21)%           (0.14)%           (0.17)%           (0.33)%          (0.13)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                            1.36%             1.31%             1.26%             1.21%            1.27%
  Waived fees and reimbursed
   expenses/2/                             (0.16)%           (0.11)%           (0.07)%           (0.01)%          (0.10)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/2,3/                   1.20%             1.20%             1.19%             1.20%            1.17%
  Portfolio turnover rate/4,5/                67%               63%               75%               75%              84%



1 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 102 FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             (0.06)
  Net realized and unrealized gain
(loss)
   on investments                                           2.46
                                              ------------------
  Total from investment operations                          2.40
                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   0.00
  Distributions from net realized gain                      0.00
                                              ------------------
  Total from distributions                                  0.00
                                              ------------------
 NET ASSET VALUE, END OF PERIOD                           $12.40
                                              ==================
 TOTAL RETURN/2/                                           24.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $18
  Ratio of net investment income (loss)
to
   average net assets/3/                                   (0.80)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                           10.20%
  Waived fees and reimbursed expenses/3/                   (9.00)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                      1.20%
  Portfolio turnover rate/5,6/                               125%



1 Commencement of operations at beginning of period.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 103

EQUITY INCOME FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                   2007             2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $31.96           $36.17           $34.45           $31.28           $28.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.51/1/             0.53             0.62             0.54             0.55
  Net realized and unrealized
   gain (loss) on investments              4.14             2.82             3.73             4.59             5.02
                                      ---------         --------         --------         --------         --------
  Total from investment
   operations                              4.65             3.35             4.35             5.13             5.57
                                      ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.56)           (0.53)           (0.61)           (0.56)           (0.55)
  Distributions from net
   realized gain                          (4.28)           (7.03)           (2.02)           (1.40)           (2.46)
                                      ---------         --------         --------         --------         --------
  Total distributions                     (4.84)           (7.56)           (2.63)           (1.96)           (3.01)
                                      ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF PERIOD          $31.77           $31.96           $36.17           $34.45           $31.28
                                      =========         ========         ========         ========         ========
 TOTAL RETURN/2/                          15.65%           10.98%           13.04%           16.74%           20.42%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $209,112         $530,585         $756,225         $853,843         $907,662
  Ratio of net investment
   income (loss) to average
   net assets/3/                           1.64%            1.70%            1.75%            1.58%            1.83%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.04%            1.13%            0.96%            0.85%            0.94%
  Waived fees and reimbursed
   expenses/3/                            (0.19)%          (0.28)%          (0.11)%          (0.01)%          (0.09)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  0.85%            0.85%            0.85%            0.84%            0.85%
  Portfolio turnover rate/5,6/               16%               7%              20%              11%               9%



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 104 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007            2006            2005            2004            2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.36          $13.96          $11.51           $9.82            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.16/2/            0.14         0.08/2/            0.05              0.00
  Net realized and unrealized
   gain (loss) on investments              2.82            1.33            2.38            1.65             (0.18)
                                      ---------        --------       ---------         -------          --------
  Total from investment
   operations                              2.98            1.47            2.46            1.70             (0.18)
                                      ---------        --------       ---------         -------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.14)          (0.04)          (0.01)          (0.01)             0.00
  Distributions from net
   realized gain                          (0.38)          (0.03)           0.00            0.00              0.00
                                      ---------        --------       ---------         -------          --------
  Total distributions                     (0.52)          (0.07)          (0.01)          (0.01)             0.00
                                      ---------        --------       ---------         -------          --------
 NET ASSET VALUE, END OF PERIOD          $17.82          $15.36          $13.96          $11.51             $9.82
                                      =========        ========       =========        ========          ========
 TOTAL RETURN/3/                          19.80%          10.60%          21.40%          17.30%            (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $85,370         $71,801         $63,194            $366               $10
  Ratio of net investment
   income (loss) to average
   net assets/4/                           0.98%           0.96%           0.67%           0.77%            (0.33)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                           1.17%           1.34%           2.04%           9.22%           211.67%
  Waived fees and reimbursed
   expenses/4/                            (0.17)%         (0.34)%         (1.04)%         (8.22)%         (210.67)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                  1.00%           1.00%           1.00%           1.00%             1.00%
  Portfolio turnover rate/6,7/              108%            107%            145%            122%                3%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 105

GROWTH EQUITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007             2006             2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $28.84           $31.17           $27.97            $24.82           $19.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               0.07             0.07             0.12             (0.01)           (0.03)
  Net realized and unrealized
   gain (loss) on investments              4.86             2.29             4.68              3.16             5.25
                                       --------         --------         --------          --------         --------
  Total from investment
   operations                              4.93             2.36             4.80              3.15             5.22
                                       --------         --------         --------          --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.04)           (0.06)           (0.03)             0.00            (0.01)
  Distributions from net
   realized gain                          (3.33)           (4.63)           (1.57)             0.00             0.00
                                       --------         --------         --------          --------         --------
  Total distributions                     (3.37)           (4.69)           (1.60)             0.00            (0.01)
                                       --------         --------         --------          --------         --------
 NET ASSET VALUE, END OF PERIOD          $30.40           $28.84           $31.17            $27.97           $24.82
                                       ========         ========         ========          ========         ========
 TOTAL RETURN/2/                          18.19%            8.09%           17.60%            12.69%           26.62%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                             $341,631         $383,616         $396,865          $493,899         $450,480
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.26%            0.26%            0.42%            (0.04)%          (0.12)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.42%            1.40%            1.34%             1.27%            1.45%
  Waived fees and reimbursed
   expenses/3/                            (0.17)%          (0.15)%          (0.09)%           (0.03)%          (0.20)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.25%            1.25%            1.25%             1.24%            1.25%
  Portfolio turnover rate/5,6/               42%              39%              50%               44%              58%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 106 FINANCIAL HIGHLIGHTS

INDEX FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $54.23             $49.80             $45.21             $40.33           $32.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.99/1/               0.88               0.89               0.65             0.55
  Net realized and unrealized
   gain (loss) on investments                7.60               4.31               4.50               4.81             7.37
                                        ---------           --------           --------           --------         --------
  Total from investment
   operations                                8.59               5.19               5.39               5.46             7.92
                                        ---------           --------           --------           --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.83)             (0.76)             (0.80)             (0.58)           (0.57)
  Distributions from net
   realized gain                            (1.26)              0.00               0.00               0.00             0.00
                                        ---------           --------           --------           --------         --------
  Total distributions                       (2.09)             (0.76)             (0.80)             (0.58)           (0.57)
                                        ---------           --------           --------           --------         --------
 NET ASSET VALUE, END OF PERIOD            $60.73             $54.23             $49.80             $45.21           $40.33
                                        =========           ========           ========           ========         ========
 TOTAL RETURN/2/                            16.16%             10.52%             11.99%             13.57%           24.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $1,878,932         $1,590,045         $1,211,916         $1,087,212         $839,581
  Ratio of net investment
   income (loss) to average
   net assets/3/                             1.71%              1.72%              1.87%              1.49%            1.58%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             0.37%              0.38%              0.31%              0.31%            0.44%
  Waived fees and reimbursed
   expenses/3/                              (0.12)%            (0.13)%            (0.06)%            (0.06)%          (0.19)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    0.25%              0.25%              0.25%              0.25%            0.25%
  Portfolio turnover rate/5/                    8%                 9%                 8%                 3%               3%



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 107

LARGE CAP APPRECIATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007            2006            2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.42          $11.64           $9.87            $8.96            $7.55
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.03/1/         0.05/1/         0.06/1/          0.02/1/             0.00
  Net realized and unrealized
   gain (loss) on investments              2.31            0.37            1.87             0.89             1.41
                                      ---------       ---------       ---------        ---------          -------
  Total from investment
   operations                              2.34            0.42            1.93             0.91             1.41
                                      ---------       ---------       ---------        ---------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.04)          (0.02)          (0.04)            0.00             0.00
  Distributions from net
   realized gain                          (0.83)          (0.62)          (0.12)            0.00             0.00
                                      ---------       ---------       ---------        ---------          -------
  Total distributions                     (0.87)          (0.64)          (0.16)            0.00             0.00
                                      ---------       ---------       ---------        ---------          -------
 NET ASSET VALUE, END OF PERIOD          $12.89          $11.42          $11.64            $9.87            $8.96
                                      =========       =========       =========        =========          =======
 TOTAL RETURN/2/                          21.64%           3.70%          19.70%           10.16%           18.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $52,580         $50,711         $18,060          $14,830          $16,905
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.25%           0.45%           0.56%            0.12%           (0.06)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.19%           1.24%           1.16%            1.08%            1.61%
  Waived fees and reimbursed
   expenses/3,4/                          (0.19)%         (0.24)%         (0.16)%          (0.08)%          (0.66)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.00%           1.00%           1.00%            1.00%            0.95%
  Portfolio turnover rate/5,6/              145%            155%            133%             149%             153%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 108 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                       SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                  2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $47.67             $47.24
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.09/1/              (0.09)/1/
  Net realized and unrealized
   gain (loss) on investments              8.25               0.63
                                      ---------           -----------
  Total from investment
   operations                              8.34               0.54
                                      ---------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00              (0.11)
  Distributions from net
   realized gain                           0.00               0.00
  Distributions in excess of
   realized gain                           0.00               0.00
                                      ---------           -----------
  Total distributions                      0.00              (0.11)
                                      ---------           -----------
 NET ASSET VALUE, END OF PERIOD          $56.01             $47.67
                                      =========           ===========
 TOTAL RETURN/2/                          17.50%              1.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $1,148,716          $1,481,399
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.18%             (0.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.13%              1.04%
  Waived fees and reimbursed
   expenses/3/                            (0.18)%            (0.09)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  0.95%              0.95%
  Portfolio turnover rate/5,6/               10%                 6%

                                       SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                  2005                2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $42.73             $41.67               $32.65
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.21/1/              (0.16)/1/            (0.16)
  Net realized and unrealized
   gain (loss) on investments              4.37               1.22                 9.18
                                      ---------           -----------          --------
  Total from investment
   operations                              4.58               1.06                 9.02
                                      ---------           -----------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.07)              0.00                 0.00
  Distributions from net
   realized gain                           0.00               0.00                 0.00
  Distributions in excess of
   realized gain                           0.00               0.00                 0.00
                                      ---------           -----------          --------
  Total distributions                     (0.07)              0.00                 0.00
                                      ---------           -----------          --------
 NET ASSET VALUE, END OF PERIOD          $47.24             $42.73               $41.67
                                      =========           ===========          ========
 TOTAL RETURN/2/                          10.73%              2.57%               27.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $1,850,677          $1,975,616          $1,761,429
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.46%             (0.35)%              (0.44)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.01%              0.95%                1.05%
  Waived fees and reimbursed
   expenses/3/                            (0.06)%            (0.01)%              (0.09)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  0.95%              0.94%                0.96%
  Portfolio turnover rate/5,6/               18%                14%                  13%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 109

SMALL COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                        SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006                2005                2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $30.73              $31.01              $26.83              $23.87           $17.35
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.22)/1/           (0.18)/1/           (0.21)/1/           (0.26)/1/        (0.13)
  Net realized and unrealized
   gain (loss) on investments               5.08                2.21                4.56                3.22             6.65
                                        -----------         -----------         -----------         -----------      --------
  Total from investment
   operations                               4.86                2.03                4.35                2.96             6.52
                                        -----------         -----------         -----------         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00                0.00                0.00             0.00
  Distributions from net
   realized gain                           (5.05)              (2.31)              (0.17)               0.00             0.00
                                        -----------         -----------         -----------         -----------      --------
  Total from distributions                 (5.05)              (2.31)              (0.17)               0.00             0.00
                                        -----------         -----------         -----------         -----------      --------
 NET ASSET VALUE, END OF PERIOD           $30.54              $30.73              $31.01              $26.83           $23.87
                                        ===========         ===========         ===========         ===========      ========
 TOTAL RETURN/2/                           17.34%               6.80%              16.26%              12.40%           37.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $487,994            $518,506            $523,190            $486,285          $432,328
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.75)%             (0.58)%             (0.74)%             (0.97)%          (0.65)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            1.34%               1.33%               1.31%               1.25%            1.34%
  Waived fees and reimbursed
   expenses/3/                             (0.14)%             (0.13)%             (0.11)%             (0.05)%          (0.13)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   1.20%               1.20%               1.20%               1.20%            1.21%
  Portfolio turnover rate/5,6/               138%                125%                142%                145%             163%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 110 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,        SEPT. 30,       SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                   2007             2006             2005             2004           2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.69           $16.08           $13.74           $11.60          $8.44
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.04/1/          0.04/1/             0.02             0.01           0.01
  Net realized and unrealized
   gain (loss) on investments              0.98             0.92             3.20             1.65           3.15
                                      ---------        ---------         --------         --------        -------
  Total from investment
   operations                              1.02             0.96             3.22             1.66           3.16
                                      ---------        ---------         --------         --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.01)           (0.03)            0.00             0.00           0.00
  Distributions from net
   realized gain                          (1.16)           (1.32)           (0.88)            0.48           0.00
                                      ---------        ---------         --------         --------        -------
  Total distributions                     (1.17)           (1.35)           (0.88)            0.48           0.00
                                      ---------        ---------         --------         --------        -------
 NET ASSET VALUE, END OF PERIOD          $15.54           $15.69           $16.08           $13.74         $11.60
                                      =========        =========         ========         ========       ========
 TOTAL RETURN/2/                           6.28%            6.26%           24.21%           23.05%         37.51%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $327,372         $272,787         $140,337         $59,797        $33,583
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.26%            0.26%            0.33%            0.15%          0.21%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.37%            1.27%            1.22%            1.38%          1.21%
  Waived fees and reimbursed
   expenses/3/                            (0.17)%          (0.08)%          (0.10)%          (0.18)%         0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.20%            1.19%            1.12%            1.20%          1.21%
  Portfolio turnover rate/5,6/               69%             114%              70%              64%            80%



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 111

STRATEGIC SMALL CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON OCTOBER 31, 2006
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.02
  Net realized and unrealized gain
(loss)
   on investments                                            0.34
                                               ------------------
  Total from investment operations                           0.36
                                               ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                    0.00
  Distributions from net realized gain                       0.00
  Distributions in excess of realized                        0.00
                                               ------------------
  gain
  Total distributions                                        0.00
                                               ------------------
 NET ASSET VALUE, END OF PERIOD                            $10.36
                                               ==================
 TOTAL RETURN/2/                                             3.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $15
  Ratio of net investment income (loss)
to
   average net assets/3/                                     0.17%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                            84.15%
  Waived fees and reimbursed expenses/3/                   (82.95)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                       1.20%
  Portfolio turnover rate/5,6/                                 64%



1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 112 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028EGAM / P903 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

Emerging Growth Fund

Index Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Emerging Growth Fund                        4
Index Fund                                  8
Description of Principal Investment        12
  Risks
Portfolio Holdings Information             15





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   16
About Wells Fargo Funds Trust              16
The Investment Adviser                     16
The Sub-Adviser and Portfolio Managers     17
Dormant Investment Advisory Arrangements   19
Dormant Multi-Manager Arrangement          19





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       20
How to Open an Account    21
How to Buy Shares         22
How to Sell Shares        24
How to Exchange Shares    27
Account Policies          29





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 31
Taxes                                         32
Master/Gateway (Reg. TM) Structure            33
Financial Highlights                          35
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Index Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

EMERGING GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
INVESTOR CLASS
Ticker: WFGTX

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          EMERGING GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)
  Management Fees/1/                             0.85%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              5.04%
  TOTAL ANNUAL FUND OPERATING                    5.89%
  EXPENSES/3/
  Fee Waivers                                    4.40%
  NET EXPENSES/4/                                1.49%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 6 EMERGING GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $152
   3 Years               $1,360
   5 Years               $2,547
   10 Years              $5,424


                                                          EMERGING GROWTH FUND 7

INDEX FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/31/1987
INVESTOR CLASS
Ticker: WFVEX

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 INDEX FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





              CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006     2007
28.07%   20.35%   -9.38%   -12.11%   -22.18%   28.03%   10.38%   4.48%   15.25%   5.00%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       21.26%
  Worst Quarter:      Q3    2002      -17.24%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                      5.00%        12.31%         5.49%
  Returns After Taxes on                    3.93%        11.56%         4.78%
  Distributions/2/
  Returns After Taxes on                    3.92%        10.42%         4.43%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/ 3,4/              5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)


1 Investor Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                                    INDEX FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.08%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.80%
  TOTAL ANNUAL FUND OPERATING                    0.88%
  EXPENSES/3/
  Fee Waivers                                    0.43%
  NET EXPENSES/4/                                0.45%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.10% for the first $1 billion; 0.75% for the next $4 billion; 0.05% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 10 INDEX FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $46
   3 Years                $238
   5 Years                $445
  10 Years              $1,045

                                                                   INDEX FUND 11

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK       Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 14 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 15

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund and Index Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



GREGORY T. GENUNG, CFA   Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund               2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                         Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of
                         Minnesota, Duluth.
BRANDON M. NELSON, CFA   Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund     has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                         1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                         Business Administration; M.S., Finance, University of Wisconsin, Madison.
THOMAS C. OGNAR, CFA     Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund     managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                         Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                         2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                         Madison.
BRUCE C. OLSON, CFA      Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund     managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                         Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                         Education: B.A., Finance and History, Gustavus Adolphus College.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 17

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY


WELLS CAPITAL MANAGEMENT-EMERGING GROWTH FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Emerging Growth Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]





                                 WELLS CAPITAL MANAGEMENT COMPOSITE CALENDAR YEAR RETURNS
                                                   AS OF 12/31 EACH YEAR
1998                                     1999     2000     2001      2002      2003     2004     2005     2006     2007
5.56%                                    82.69%   -9.46%   -27.69%   -28.92%   50.62%   18.52%   22.93%   16.90%   23.44%







 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07                  1 YEAR        5 YEARS       10 YEARS
 Wells Capital Management Composite             23.44%       25.96%         11.02%
  Performance
  (incept. 7/1/1994)
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/1/          7.05%       16.50%          4.32%


1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 18 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Funds have a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Growth Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 19

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 20 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


SHAREHOLDER SERVICING PLAN

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                       HOW TO OPEN AN ACCOUNT 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       You may open an account online and fund            o To buy additional shares or buy
                                   your account with an Electronic Funds              shares of a new Fund, visit
                                   Transfer from your bank account, by Federal        www.wellsfargo.com/
                                   Wire, or by sending us a check. Initial            advantagefunds.
                                   investments made online are limited to             o Subsequent online purchases
                                   $25,000. Visit www.wellsfargo.com/                 have a minimum of $100 and a
                                   advantagefunds.                                    maximum of $100,000. You may
                                                                                      be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.
--------------------------------- -------------------------------------------------- --------------------------------------
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
                                   application.                                       checking accounts) or a deposit
                                                                                      slip (savings accounts).
                                  o Mail the application with your check made         Alternatively, include a note
                                  payable to the Fund to Investor Services at:        with your name, the Fund name,
                                                                                      and your account number.
                                                    REGULAR MAIL
                                                                                      o Mail the deposit slip or note
                                            WELLS FARGO ADVANTAGE FUNDS               with your check made payable
                                                                                      to the Fund to the address on
                                                   P.O. Box 8266                      the left.

                                               Boston, MA 02266-8266

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
                                   telephone unless you have another Wells            shares of a new Fund call:
                                   Fargo Advantage Fund account with your             o Investor Services at
                                   bank information on file. If you do not            1-800-222-8222 or
                                   currently have an account, refer to the section    o 1-800-368-7550 for the
                                   on buying shares by mail or wire.                  automated phone system.
---------------------------------  -------------------------------------------------- -------------------------------------


 22 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------  ---------------------------------------------- --------------------------------------

 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                            application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------  ---------------------------------------------- --------------------------------------

 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 23

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
                       Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
---------------------  ----------------------------------------------------------------------

 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").

                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
--------------------- ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                       53051.
---------------------  -----


 24 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
----------------------------------------  -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

                                                           HOW TO SELL SHARES 25
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 26 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own


                                                       HOW TO EXCHANGE SHARES 27
internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 28 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 29

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 30 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 31

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 32 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EMERGING GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 33

 MASTER PORTFOLIO      INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                      Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                      PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                      correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                      A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                      100% correlation is not feasible. Our ability to track the performance of the S&P 500
                      Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                      Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

THE SUB-ADVISER FOR THE MASTER PORTFOLIOS
The sub-adviser for the master portfolios is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth Portfolio and Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

 34 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

EMERGING GROWTH FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             (0.05)
  Net realized and unrealized gain
(loss)
   on investments                                           2.43
                                              ------------------
  Total from investment operations                          2.38
                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   0.00
  Distributions from net realized gain                      0.00
                                              ------------------
  Total distributions                                       0.00
                                              ------------------
 NET ASSET VALUE, END OF PERIOD                           $12.38
                                              ==================
 TOTAL RETURN/2/                                           23.80%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $3,242
  Ratio of net investment income (loss)
to
   average net assets/3/                                   (1.12)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                            5.86%
  Waived fees and reimbursed expenses/3/                   (4.37)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                      1.49%
  Portfolio turnover rate/5,6/                               125%



1 Commencement of operations at beginning of period.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 35

INDEX FUND
INVESTOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period



                                                SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                           2007              2006            2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $54.13            $49.75            $47.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.87/2/              0.78              0.34
  Net realized and unrealized gain
(loss)
   on investments                                  7.59              4.30              1.89
                                             ----------         ---------         ---------
  Total from investment operations                 8.46              5.08              2.23
                                             ----------         ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.72)            (0.70)             0.00
  Distributions from net realized gain            (1.26)             0.00              0.00
                                             ----------         ---------         ---------
  Total distributions                             (1.98)            (0.70)             0.00
                                             ----------         ---------         ---------
 NET ASSET VALUE, END OF PERIOD                  $60.61            $54.13            $49.75
                                             ==========         =========         =========
 TOTAL RETURN/3/                                  15.92%            10.31%             4.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $158,805          $140,173          $149,501
  Ratio of net investment income (loss)
to
   average net assets/4/                           1.51%             1.53%             1.36%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                   0.87%             0.88%             0.82%
  Waived fees and reimbursed expenses/4/          (0.42)%           (0.43)%           (0.37)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/             0.45%             0.45%             0.45%
  Portfolio turnover rate/6/                          8%                9%                8%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.



4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from the Portfolio in which the Fund invests. 6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 36 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028EGIV / P906 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                    Class D

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Large Cap Value Fund                    4
Description of Principal Investment         9
  Risks
Portfolio Holdings Information             11





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund    12
About Wells Fargo Funds Trust              12
The Investment Adviser                     12
The Sub-Adviser and Portfolio Managers     13
Dormant Investment Advisory Arrangements   15
Dormant Multi-Manager Arrangement          15





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       16
How to Buy Shares         18
How to Sell Shares        20
How to Exchange Shares    22
Account Policies          24





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 26
Taxes                                         26
Master/Gateway (Reg. TM) Structure            27
Financial Highlights                          28
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
CLASS D
Ticker: CBEQX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]





                               CALENDAR YEAR TOTAL RETURNS FOR CLASS D/1/
                                         AS OF 12/31 EACH YEAR
1998       1999        2000       2001         2002        2003        2004       2005       2006        2007
8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.50%      0.30%      21.56%      -2.11%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002      -17.54%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         5 YEARS        10 YEARS
 CLASS D/1/
  Returns Before Taxes                          -2.11%          12.37%         8.41%
  Returns After Taxes on                        -3.15%          11.54%         5.90%
  Distributions/2/
  Returns After Taxes on                        -0.65%          10.48%         6.05%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%          14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)



1 Class D shares incepted on May 15, 1990. Performance shown prior to July 26,
  2004, for the Class D shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.67%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.64%
  TOTAL ANNUAL FUND OPERATING                    1.31%
  EXPENSES/3/
  Fee Waivers                                    0.11%
  NET EXPENSES/4/                                1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $122
   3 Years                $404
   5 Years                $708
  10 Years              $1,569


 8 C&B LARGE CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund and indirectly, the principal risk factors for the master portfolio in which the Fund invests, has been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
ISSUER RISK          The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK        Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK       A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK      We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half- year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund and master portfolio in which the Fund invests. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because the Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

--------------------------------------------------------------------------------

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.



KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                           Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                           State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS            Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                           Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.
R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.


 14 ORGANIZATION AND MANAGEMENT OF THE FUND

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 16 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 17

HOW TO BUY SHARES
--------------------------------------------------------------------------------


Class D shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Class D shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. (Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing Fund shares.)
Class D shares will be renamed Investor Class shares and will be modified to assume the features and attributes associated with Investor Class shares, including their exchange privileges. This share class modification is expected to take place by the end of the third quarter of 2008. Additional information will be provided to shareholders approximately 60 days in advance of the modifications.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
--------------------------------- ------------------------------------------------- ---------------------------------------
 Regular accounts                   $2,500                                            $100
 IRAs, IRA rollovers, Roth IRAs     $1,000                                            $100
 Employer Sponsored                 no minimum                                        no minimum
 Retirement Plans

 INSTITUTIONS PURCHASING           OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
                                  ------------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
---------------------------------
 Through Your Investment           Contact your investment representative            Contact your investment
                                  -------------------------------------------------  representative
 Representative                                                                      ------
---------------------------------                                                    To buy additional shares or to buy
 By Telephone or Internet          A new account may not be opened by                shares of a new Fund call:
                                   telephone or internet unless the institution      o Investor Services at
                                   has another Wells Fargo Advantage Fund            1-800-222-8222 or
                                   account. If the institution does not currently    o 1-800-368-7550 for the
                                   have an account, contact your investment          automated phone system
                                   representative.
                                                                                     o or visit our Web site at
                                                                                     www.wellsfargo.com/
                                                                                     advantagefunds.
---------------------------------  --------                                          ------

 By Wire                                                                             To buy additional shares, instruct
                                                                                     your bank or financial institution to
                                   o Complete and sign your account                  use the same wire instructions
                                   application                                       shown to the left.
                                  o Provide the following instructions to your
                                  financial institution:
                                  State Street Bank & Trust
                                  Boston, MA
                                  Bank Routing Number: ABA 011000028
                                  Wire Purchase Account: 9905-437-1
                                  Attention: WELLS FARGO ADVANTAGE FUNDS
                                  (Name of Fund, Account
                                  Number and any applicable
                                  share class )
                                  Account Name: Provide your
                                  name as registered on the
                                  Fund account
--------------------------------- ------------------------------------------------- ---------------------------------------

 18 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
              OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
             ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
--------------------------------------------------------------------------------------------------
 In Person    Investors are welcome to visit the Investor    See instructions shown to the left.
             Center in person to ask questions or conduct
             any Fund transaction. The Investor Center is
             located at 100 Heritage Reserve, Menomonee
             Falls, Wisconsin 53051.

------------ ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Class D shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Class D shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Class D shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares. (Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an institution should contact Investor Services at 1-800-222-8222 for assistance with selling Fund shares.)


 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at

                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.

                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
---------------------------------------- ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
----------------------------------------  --------------

 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

 20 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 21

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:


   o Class D shares may be exchanged for Class A shares of any Wells Fargo Advantage money market fund; and

   o Class D shares may be exchanged for Class A shares of any other Wells Fargo Advantage Fund; however, you will pay the public offering price for the new shares, unless you are otherwise eligible to buy such shares at NAV.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit


 22 HOW TO EXCHANGE SHARES
trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 23

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 24 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 25

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 26 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

=============================

COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Adviser and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


 28 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
CLASS D SHARES - COMMENCED ON MAY 15, 1990
For a share outstanding throughout each period


                                         SEPT. 30,           SEPT. 30,           SEPT. 30,          OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                     2007                2006              2005/1/             2004            2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $9.67               $8.62               $8.27              $7.42           $6.49
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.10/2/               0.11              0.05/2/              0.03            0.05
  Net realized and unrealized
   gain (loss) on investments               0.97                1.16                0.40               0.85            1.61
                                        --------             -------            --------            -------         -------
  Total from investment
   operations                               1.07                1.27                0.45               0.88            1.66
                                        --------             -------            --------            -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.11)              (0.04)              (0.03)             (0.03)          (0.05)
  Distributions from net
   realized gain                           (0.44)              (0.18)              (0.07)              0.00           (0.68)
                                        --------             -------            --------            -------         -------
  Total from distributions                 (0.55)              (0.22)              (0.10)             (0.03)          (0.73)
                                        --------             -------            --------            -------         -------
 NET ASSET VALUE, END OF PERIOD           $10.19               $9.67               $8.62              $8.27           $7.42
                                        ========             =======            ========            =======         =======
 TOTAL RETURN/3/                           11.20%              15.01%               5.44%             11.88%          28.34%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $222,142            $163,397            $163,464          $50,790         $20,419
  Ratio of net investment
   income (loss) to average
   net assets/4/                            0.95%               1.22%               0.67%              0.40%           0.76%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                            1.30%               1.30%               1.35%              1.30%           1.20%
  Waived fees and reimbursed
   expenses/4/                             (0.10)%             (0.10)%             (0.15)%            (0.14)%         (0.04)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                   1.20%               1.20%               1.20%              1.16%           1.16%
  Portfolio turnover rate/6/                  24%/7/              29%/7/              25%/7/             30%             26%



1 The Fund changed its fiscal year-end from October 31 to September 30.

2 Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 29

[GRAPHIC APPEARS HERE]




FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028EGIV / P906 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                    Class Z

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

Large Company Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Large Company Growth Fund                   4
Description of Principal Investment         9
  Risks
Portfolio Holdings Information             11


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund    12
About Wells Fargo Funds Trust              12
The Investment Adviser                     12
The Sub-Adviser and Portfolio Managers     13
Dormant Investment Advisory Arrangements   13





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       14
How to Open an Account    15
How to Buy Shares         17
How to Sell Shares        19
How to Exchange Shares    22
Account Policies          24





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 26
Taxes                                         27
Master/Gateway (Reg. TM) Structure            28
Financial Highlights                          29
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
CLASS Z
Ticker: WFLZX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     LARGE COMPANY GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                               CALENDAR YEAR TOTAL RETURNS FOR CLASS Z/1/
                                         AS OF 12/31 EACH YEAR
 1998        1999        2000         2001         2002        2003       2004       2005       2006     2007
47.39%      32.66%       -4.02%      -21.92%      -28.41%     26.24%      2.82%      5.28%      1.81%    6.87%






             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.51%
  Worst Quarter:      Q1    2001      -22.91%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS Z/1/
  Returns Before Taxes                           6.87%         8.26%         4.55%
  Returns After Taxes on                         6.87%         8.22%         4.41%
  Distributions/2/
  Returns After Taxes on                         4.46%         7.15%         3.94%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%        12.10%         3.83%
  (reflects no deduction for expenses
  or taxes)


1 Class Z shares incepted on April 11, 2005. Performance shown prior to the inception of the Class Z shares reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 6 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.63%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.83%
  TOTAL ANNUAL FUND OPERATING                    1.46%
  EXPENSES/3/
  Fee Waivers                                    0.19%
  NET EXPENSES/4/                                1.27%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                     LARGE COMPANY GROWTH FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $129
   3 Years                $443
   5 Years                $779
  10 Years              $1,730


 8 LARGE COMPANY GROWTH FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund and indirectly, the principal risk factors for the master portfolio in which the Fund invests, has been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


 10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half- year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund and master portfolio in which the Fund invests. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because the Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Large Company Growth Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 14 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

INVESTORS WHO MAY PURCHASE CLASS Z SHARES
You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Fund:

o Investors who received Class Z shares in the reorganization of the Strong Funds into the WELLS FARGO ADVANTAGE FUNDS;


o Investors who previously held Class Z shares of a particular Fund may purchase Class Z shares of that same Fund, upon providing adequate proof of prior ownership (Please also refer to the section "How To Exchange Shares");


o Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds Management, and affiliates of these entities, and each of their family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law));


o Employer-sponsored qualified retirement plans, (excluding IRA-based employer sponsored plans), and their participants, for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;



o Certain institutional investors purchasing more than $1 million of Class Z shares;


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o  Any Internal Revenue Code Section 529 college savings plan accounts;

o  Any accounts in a fee-based advisory program managed by Funds Management;
   and

o Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).


SHARE CLASS MODIFICATIONS
Class Z shares will be renamed Investor Class shares and will be modified to assume the features and attributes associated with Investor Class shares, including their exchange privileges. This share class modification is expected to take place by the end of the third quarter of 2008. Additional information will be provided to shareholders approximately 60 days in advance of the modifications.


SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                                       HOW TO OPEN AN ACCOUNT 15

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


 16 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
                                   Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                   Advantage Fund account with your bank              www.wellsfargo.com/
                                   information on file. If you do not currently       advantagefunds.
                                   have an account, refer to the section on           o Subsequent online purchases
                                   buying shares by mail or wire.                     have a minimum of $100 and a
                                                                                      maximum of $100,000. You may
                                                                                      be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.
--------------------------------- --------------------------------------------------  -----

 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
                                   application.                                       checking accounts) or a deposit
                                   o Mail the application with your check made        slip (savings accounts).
                                   payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                      with your name, the Fund name,
                                                    REGULAR MAIL                      and your account number.
                                  --------------------------------------------------
                                                                                      o Mail the deposit slip or note
                                            WELLS FARGO ADVANTAGE FUNDS               with your check made payable
                                                                                      to the Fund to the address on
                                                   P.O. Box 8266                      the left.

                                               Boston, MA 02266-8266

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- --------------------------------------------------  -------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
                                   telephone unless you have another Wells            shares of a new Fund call:
                                   Fargo Advantage Fund account with your             o Investor Services at
                                   bank information on file. If you do not            1-800-222-8222 or
                                   currently have an account, refer to the section    o 1-800-368-7550 for the
                                   on buying shares by mail or wire.                  automated phone system.
--------------------------------- --------------------------------------------------  -------------------------------------


                                                            HOW TO BUY SHARES 17

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------  ---------------------------------------------- --------------------------------------

 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                            application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------  ---------------------------------------------- --------------------------------------

 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


 18 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
--------------------- ---------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ---------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
--------------------- ---------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                      53051.
--------------------- -----


                                                           HOW TO SELL SHARES 19

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

 20 HOW TO SELL SHARES
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 21

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Class Z shares may be exchanged for Investor Class shares of any Fund.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own


 22 HOW TO EXCHANGE SHARES
internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 23

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 24 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Fund's Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 25

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Fund makes distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

 26 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


                                                                        TAXES 27

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 LARGE COMPANY GROWTH      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                          10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                          capitalization companies as those with market capitalizations of $3 billion or more.
                          We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                          In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                          dominance in their niche or industry; low cost producers; low levels of leverage;
                          potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.
--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Adviser and Portfolio Managers" sub-section.

 28 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

LARGE COMPANY GROWTH FUND
CLASS Z SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                                  SEPT. 30,               SEPT. 30,              SEPT. 30,
 FOR THE PERIOD ENDED:                             2007                    2006                  2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $47.35                  $47.14                 $42.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.11)/2/               (0.29)/2/              (0.17)/2/
  Net realized and unrealized gain
(loss)
   on investments                                     8.16                    0.63                   4.51
                                                 ------------            ------------           ------------
  Total from investment operations                    8.05                    0.34                   4.34
                                                 ------------            ------------           ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                             0.00                   (0.13)                  0.00
  Distributions from net realized gain                0.00                    0.00                   0.00
                                                 ------------            ------------           ------------
  Total distributions                                 0.00                   (0.13)                  0.00
                                                 ------------            ------------           ------------
 NET ASSET VALUE, END OF PERIOD                     $55.40                  $47.35                 $47.14
                                                 ============            ============           ============
 TOTAL RETURN/3/                                     17.00%                   0.71%                 10.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $98,973                $104,803               $124,645
  Ratio of net investment income (loss)
to
   average net assets/4/                             (0.22)%                 (0.61)%                (0.77)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                      1.48%                   1.39%                  1.43%
  Waived fees and reimbursed expenses/4/             (0.11)%                 (0.02)%                (0.06)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/                1.37%                   1.37%                  1.37%
  Portfolio turnover rate/6/                            10%/7/                   6%/7/                 18%/7/



1 Commencement of operations at the beginning of the period.

2 Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

     ^

                                                         FINANCIAL HIGHLIGHTS 29

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                             028EGZ / P902 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INTERNATIONAL STOCK FUNDS


Asia Pacific Fund
(Class A and Class C only)

Emerging Markets Equity Fund
(formerly the Emerging Markets Focus Fund)

International Core Fund

International Equity Fund

International Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Asia Pacific Fund                           4
Emerging Markets Equity Fund                9
International Core Fund                    14
International Equity Fund                  19
International Value Fund                   24
Description of Principal Investment        29
  Risks
Portfolio Holdings Information             33





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   34
About Wells Fargo Funds Trust              34
The Investment Adviser                     34
The Sub-Advisers and Portfolio Managers    35
Dormant Investment Advisory Arrangements   37
Dormant Multi-Manager Arrangement          37





--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes                  39
Reductions and Waivers of Sales Charges    42
Pricing Fund Shares                        46
How to Open an Account                     47
How to Buy Shares                          48
How to Sell Shares                         50
How to Exchange Shares                     54
Account Policies                           56




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                                 58
Taxes                                         59
Master/Gateway (Reg. TM) Structure            60
Financial Highlights                          61
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Asia Pacific Fund, Emerging Markets Equity Fund, and the International Equity Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The International Value Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

ASIA PACIFIC FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Anthony L.T. Cragg

FUND INCEPTION:
12/31/1993
CLASS A:
Ticker: WFAAX
CLASS C:
Ticker: WFCAX

INVESTMENT OBJECTIVE
The Asia Pacific Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in Asia Pacific Basin equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities from companies in Asia or the Pacific Basin (excluding the U.S.). We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers. The Asia Pacific Basin region includes, among others, Australia, China, Hong Hong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. We may sell a holding when it no longer has these traits. Our investment strategy includes both a top-down strategy, which takes account of overall economic and market trends in each country, and a bottom-up strategy, in which we use fundamental research for security selection. In order to take advantage of the wide range of possible opportunities in a variety of markets at different stages of economic development, we construct the portfolio seeking both growth and value situations, as well as larger and smaller capitalization stocks. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regional Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                             ASIA PACIFIC FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Asia Pacific Fund was organized as the successor fund to the Strong Asia Pacific Fund.


[GRAPHIC APPEARS HERE]






CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
AS OF 12/31 EACH YEAR
 1998         1999              2000         2001        2002        2003        2004        2005       2006      2007
-3.14%       96.03%/2/         -36.95%      -12.50%      -7.84%     60.25%      20.45%      27.65%      22.94%    28.56%










             BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       37.39%
  Worst Quarter:      Q2    2000      -20.82%



 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07              1 YEAR         5 YEARS         10 YEARS
 CLASS A/1/
  Returns Before Taxes                      28.56%          31.25%          14.17%
  Returns After Taxes on                    21.93%          27.49%          12.05%
  Distributions/3/
  Returns After Taxes on                    19.21%          25.76%          11.38%
Distributions and Sale of Fund
  Shares/3/
 CLASS C/1/Returns Before Taxes/4/          28.56%          31.25%          14.17%
 MSCI AC ASIA PACIFIC INDEX/SM///           14.29%          22.19%           8.86%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart and Average Annual Total Returns do not reflect sales charges. If they did, returns would be lower. Class A and Class C shares incepted on July 31, 2007. Performance shown for the Class A and Class C shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. The Investor Class shares annual returns are substantially similar to what the Class A and Class C shares annual returns would be because the Investor
  Class shares, Class A shares and Class C shares are invested in the same portfolio of securities and differ only to the extent that they do not have the same expenses.
2 The Asia Pacific Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
4 The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC
  Asia Pacific") Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index.


 6 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A         CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/2/                          2.00%          2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                    CLASS A        CLASS C
  Management Fees/3/                          1.10%          1.10%
  Distribution (12b-1) Fees                   0.00%          0.75%
  Other Expenses/4/                           0.87%          0.87%
  Acquired Fund Fees and Expenses/5/          0.01%          0.01%
  TOTAL ANNUAL FUND OPERATING                 1.98%          2.73%
  EXPENSES/6/
  Fee Waivers                                 0.37%          0.37%
  NET EXPENSES/7/                             1.61%          2.36%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund. The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.60% for Class A shares, and 2.35% for Class C shares. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                             ASIA PACIFIC FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $729            $339
   3 Years          $1,127            $812
   5 Years          $1,549          $1,412
   10 Years         $2,721          $3,034
 If you do NOT sell your shares at the end of
the period:
   1 Year             $729            $239
   3 Years          $1,127            $812
   5 Years          $1,549          $1,412
   10 Years         $2,721          $3,034


 8 ASIA PACIFIC FUND

EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Anthony L.T. Cragg
Alison Shimada

FUND INCEPTION:
12/31/1997
CLASS A
Ticker: MFFAX
CLASS B
Ticker: MFFBX
CLASS C
Ticker: MFFCX

INVESTMENT OBJECTIVE

The Emerging Markets Equity Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in emerging market equity securities.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies tied economically to emerging market countries. We consider emerging market countries to include, among others, countries included in the MSCI Emerging Markets Index and countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank).

We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies. The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  EMERGING MARKETS EQUITY FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regional Risk

   o Regulatory Risk

   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                         CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                    AS OF 12/31 EACH YEAR
1998      1999      2000      2001     2002     2003     2004     2005     2006      2007
-21.17%   121.21%   -17.67%   -3.54%   -5.54%   71.27%   12.28%   19.80%   32.34%    30.16%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       44.10%
  Worst Quarter:      Q3    2001      -22.82%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                   22.68%        30.19%        17.21%
  Returns After Taxes on                 22.68%        30.02%        16.92%
  Distributions/2/
  Returns After Taxes on                 14.74%        27.07%        15.48%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes         24.19%        30.67%        17.42%
 CLASS C/1/ Returns Before Taxes         28.19%        30.75%        16.86%
 MSCI EMERGING MARKETS INDEX/SM//3/      39.78%        37.46%        14.53%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on October 31, 2001. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Morgan Stanley Capital International Emerging Markets (MSCI Emerging
  Markets) Index/SM/ is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The Index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

                                                 EMERGING MARKETS EQUITY FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/2/                          2.00%         2.00%         2.00%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/3/                        1.10%         1.10%         1.10%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/4/                         0.94%         0.94%         0.94%
  Acquired Fund Fees and Expenses/5/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               2.05%         2.80%         2.80%
  EXPENSES/6/
  Fee Waivers                               0.14%         0.14%         0.14%
  NET EXPENSES/7,8/                         1.91%         2.66%         2.66%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


8 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.90% for Class A shares, and 2.65% for Class B and Class C shares. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 12 EMERGING MARKETS EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $758           $769           $369
   3 Years        $1,168         $1,155           $855
   5 Years        $1,603         $1,667         $1,467
  10 Years        $2,807         $2,855         $3,118
 If you do NOT sell your shares at the end of the period:
   1 Year           $758           $269           $269
   3 Years        $1,168           $855           $855
   5 Years        $1,603         $1,467         $1,467
  10 Years        $2,807         $2,855         $3,118


                                                 EMERGING MARKETS EQUITY FUND 13

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
9/28/2001
CLASS A
Ticker: WFIAX
CLASS B
Ticker: WFIBX
CLASS C
Ticker: WFICX

INVESTMENT OBJECTIVE
The International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's total assets in equity securities of foreign issuers; and


o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of foreign issuers that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 14 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      INTERNATIONAL CORE FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund.


[GRAPHIC APPEARS HERE]





     CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
               AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006%    2007
-15.08%   31.38%   19.38%   8.71%   20.00%   11.62%







            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       15.21%
  Worst Quarter:      Q3    2002      -15.81%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                      5.24%       16.57%             10.83%
  Returns After Taxes on                    3.59%       15.26%              9.83%
  Distributions/2/
  Returns After Taxes on                    4.16%       14.05%              9.09%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes            5.87%       17.30%             11.50%
 CLASS C/1/ Returns Before Taxes            9.87%       17.56%             11.54%
 MSCI EAFE (Reg. TM) INDEX/3/              11.17%       21.58%             14.93%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on September 28, 2001. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor International Core Fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 16 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/2/                          2.00%         2.00%         2.00%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/3/                        0.95%         0.95%         0.95%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/4/                         1.83%         1.83%         1.83%
  Acquired Fund Fees and Expenses/5/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               2.79%         3.54%         3.54%
  EXPENSES/6/
  Fee Waivers                               1.28%         1.28%         1.28%
  NET EXPENSES/7,8/                         1.51%         2.26%         2.26%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


8 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.50% for Class A shares and 2.25% for Class B and Class C shares.. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                      INTERNATIONAL CORE FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $720           $729           $329
   3 Years        $1,276         $1,267           $967
   5 Years        $1,857         $1,927         $1,727
  10 Years        $3,427         $3,479         $3,726
 If you do NOT sell your shares at the end of the period:
   1 Year           $720           $229           $229
   3 Years        $1,276           $967           $967
   5 Years        $1,857         $1,727         $1,727
  10 Years        $3,427         $3,479         $3,726


 18 INTERNATIONAL CORE FUND

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani, CFA
Menno Vermeulen, CFA

Mark L. Yockey, CFA


FUND INCEPTION:
9/24/1997
CLASS A
Ticker: SILAX
CLASS B
Ticker: SILBX
CLASS C
Ticker: WFECX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of foreign issuers; and

o  up to 20% of the Fund's total assets in emerging market equity securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in the equity securities of foreign issuers through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)

Artisan invests in equity securities of foreign issuers by using a bottom-up investment process to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)

LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


                                                    INTERNATIONAL EQUITY FUND 19

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)

New Star invests in equity securities of foreign issuers with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Multi-Style Management Risk

   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                        CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                   AS OF 12/31 EACH YEAR
1998     1999     2000      2001      2002      2003     2004     2005     2006     2007
16.03%   51.16%   -13.20%   -18.37%   -23.28%   28.82%   10.82%   11.83%   24.45%   10.70%







      BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       33.55%
  Worst Quarter:      Q3    2002      -21.81%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                      4.34%       15.70%          7.05%
  Returns After Taxes on                    2.20%       15.01%          6.64%
  Distributions/2/
  Returns After Taxes on                    4.97%       13.63%          6.08%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes            4.86%       15.93%          6.88%
 CLASS C/1/ Returns Before Taxes            8.86%       16.13%          6.87%
 MSCI EAFE (Reg. TM) INDEX/3/              11.17%       21.58%         20.52%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on September 24, 1997. Class C shares incepted on April 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                                    INTERNATIONAL EQUITY FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/2/                          2.00%         2.00%         2.00%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/3/                         0.93%         0.93%         0.93%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/4/                          0.77%         0.77%         0.77%
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.70%         2.45%         2.45%
  Fee Waivers                                0.20%         0.20%         0.20%
  NET EXPENSES/5/                            1.50%         2.25%         2.25%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 22 INTERNATIONAL EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $719           $728           $328
   3 Years        $1,062         $1,044           $744
   5 Years        $1,427         $1,488         $1,288
  10 Years        $2,452         $2,499         $2,771
 If you do NOT sell your shares at the end of the period:
   1 Year           $719           $228           $228
   3 Years        $1,062           $744           $744
   5 Years        $1,427         $1,288         $1,288
  10 Years        $2,452         $2,499         $2,771


                                                    INTERNATIONAL EQUITY FUND 23

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA


FUND INCEPTION:

10/31/2003
CLASS A
Ticker:WFFAX
CLASS B
Ticker: WFVBX
CLASS C
Ticker: WFVCX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     INTERNATIONAL VALUE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





 CALENDAR YEAR TOTAL RETURNS FOR
            CLASS A/1/
      AS OF 12/31 EACH YEAR
2004     2005     2006      2007
25.73%   10.54%   28.58%    2.72%







           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      14.57%
  Worst Quarter:      Q4    2007      -6.38%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR         LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                       -3.19%            16.39%
  Returns After Taxes on                     -4.25%            15.58%
  Distributions/2/
  Returns After Taxes on                     -1.65%            13.90%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes             -3.03%            16.86%
 CLASS C/1/ Returns Before Taxes              0.90%            17.14%
 MSCI EAFE (Reg. TM) VALUE INDEX/3/           5.96%            20.42%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 31, 2003. Class B and Class C shares incepted on April 11, 2005. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect the Class B and Class C sales charges and expenses, as applicable. Returns for Class A, Class B and Class C and the Index shown in the Life of the Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East
  Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.

 26 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/2/                          2.00%         2.00%         2.00%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/3/                        0.95%         0.95%         0.95%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/4/                         0.74%         0.74%         0.74%
  TOTAL ANNUAL FUND OPERATING               1.69%         2.44%         2.44%
  EXPENSES/5/
  Fee Waivers                               0.19%         0.19%         0.19%
  NET EXPENSES/6/                           1.50%         2.25%         2.25%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company.

5 Includes gross expenses allocated from the master portfolio in which the Fund invests.
6 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                     INTERNATIONAL VALUE FUND 27

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $719           $728           $328
   3 Years        $1,060         $1,042           $742
   5 Years        $1,423         $1,483         $1,283
  10 Years        $2,443         $2,489         $2,762
 If you do NOT sell your shares at the end of the period:
   1 Year           $719           $228           $228
   3 Years        $1,060           $742           $742
   5 Years        $1,423         $1,283         $1,283
  10 Years        $2,443         $2,489         $2,762


 28 INTERNATIONAL VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGIONAL RISK                 The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 33

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolio in which the International Value Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and the master portfolio in which the International Value Fund invests. Sub-advisory services provided to the master portfolio are described as being provided at the gateway fund level. However, there are no sub-advisory services currently provided at the gateway fund level for the International Value Fund because the Fund invests substantially all of its assets in the master portfolio described in the MASTER/GATEWAY Structure section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



MARK L. YOCKEY, CFA         Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                            Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                            State University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



JOSEF LAKONISHOK            Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund    since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                            M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA    Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund   and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund    Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                            College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                            of Engineering.
MENNO VERMEULEN, CFA        Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund    since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                            Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                            Econometrics, Erasmus University at Rotterdam.


--------------------------------------------------------------------------------

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Fund and the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



MARK BEALE                  Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Core Fund     has managed since 2004, and the International Core Fund, which he has managed
International Equity Fund   since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for
                            New Star's international equity product. He is a member of the Investment Policy and
                            Currency Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the
                            New Star Team based approach. Education: B.A., Economic History, University of Sussex,
                            England.
BRIAN COFFEY                Mr. Coffey is jointly responsible for managing the International Core Fund and the
International Core Fund     International Equity Fund, both of which he has managed since 2006. Mr. Coffey joined
International Equity Fund   New Star in 1988. He has specific regional responsibility for Latin America. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS               Mr. Lewis is jointly responsible for managing the International Core Fund, which he has
International Core Fund     managed since 2005, and the International Equity Fund, which he has managed since
International Equity Fund   2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for New Star's European
                            Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New
                            Star Team based approach. Education: B.S., Economics and Statistics, Bristol University,
                            England.


 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Asia Pacific Fund and Emerging Markets Equity Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



ANTHONY L.T. CRAGG             Mr. Cragg is responsible for managing the Asia Pacific Fund, which he has managed
Asia Pacific Fund              since 1993, and jointly responsible for managing the Emerging Markets Equity Fund,
Emerging Markets Equity Fund   which he has managed since 2006. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since April 1993 and developed Strong
                               Capital Management, Inc.'s international investment activities. Education: M.A., English
                               Literature, Christ Church, Oxford University.
ALISON SHIMADA                 Ms. Shimada is jointly responsible for managing the Emerging Markets Equity Fund,
Emerging Markets Equity Fund   which she has managed since 2006. Ms. Shimada joined Wells Capital Management in
                               October 2003 and currently serves as a Portfolio Manager and senior analyst covering the EMEA (Eastern Europe, Middle East and Africa) region. She began her responsi-
                               bilities at Wells Capital Management as a senior analyst covering Japan and
                               Australia/New Zealand, and head of equity research for the developed international equity team. Prior to joining Wells Capital Management, Ms. Shimada served as an investment officer of the University of California Regents-Office of the Treasurer from
                               1999 to 2003. Education: B.S., Political Economies of Industrial Societies, University of
                               California, Berkeley; M.B.A., Harvard Business School.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS

Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Asia Pacific Fund, Emerging Markets Equity Fund, International Core Fund and International Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 37

Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes, and effective at the close of business on February 14, 2008, the Funds will no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                             goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)       of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                           redemptions made within           of the 7th year.
                           eighteen months, following
                           purchases of $1 million or
                           more without an initial sales
                           charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                           given upon providing
                           adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                           than Classes B and C.             than Class A because of           than Class A because of
                                                             higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                             shares after a certain            Class A shares, so annual
                                                             number of years depending         expenses do not decrease.
                                                             on the Fund, so annual
                                                             expenses decrease.



1 Effective at the close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                                                    A CHOICE OF SHARE CLASSES 39

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%


1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES

Effective at the close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                                        CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999, are also subject to the above CDSC Schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999, are also subject to the above CDSC Schedule.

 40 A CHOICE OF SHARE CLASSES

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
 REDEMPTION WITHIN                         1 YEAR    2 YEARS    3 YEARS    4 YEARS
 CDSC                                      5.00%     4.00%      4.00%      3.00%

 REDEMPTION WITHIN                         5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                                      2.00%      1.00%      0.00%      0.00%      A shares



The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for eight years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.


CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 41

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)


o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!


 42 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED

You may aggregate the following types of accounts indicated below to qualify for a volume discount:



 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts                        X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms



* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:


o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 43

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.


o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and


 44 REDUCTIONS AND WAIVERS OF SALES CHARGES distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:



 FUND                                  CLASS B          CLASS C
 Asia Pacific Fund                      N/A             0.75%
 Emerging Markets Equity Fund          0.75%            0.75%
 International Core Fund               0.75%            0.75%
 International Equity Fund             0.75%            0.75%
 International Value Fund              0.75%            0.75%



These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 45

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 46 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


                                                       HOW TO OPEN AN ACCOUNT 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
                                   Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                   Advantage Fund account with your bank              www.wellsfargo.com/
                                   information on file. If you do not currently       advantagefunds.
                                   have an account, refer to the section on           o Subsequent online purchases
                                   buying shares by mail or wire.                     have a minimum of $100 and a
                                                                                      maximum of $100,000. You may
                                                                                      be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.
--------------------------------- -------------------------------------------------- -----

 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
                                   application.                                       checking accounts) or a deposit
                                   o Mail the application with your check made        slip (savings accounts).
                                   payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                      with your name, the Fund name,
                                                    REGULAR MAIL                      and your account number.
                                  --------------------------------------------------  o Mail the deposit slip or note with your check made payable
                                            WELLS FARGO ADVANTAGE FUNDS               to the Fund to the address on
                                                                                      the left.
                                                   P.O. Box 8266

                                               Boston, MA 02266-8266

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
                                   telephone unless you have another Wells            shares of a new Fund call:
                                   Fargo Advantage Fund account with your             o Investor Services at
                                   bank information on file. If you do not            1-800-222-8222 or
                                   currently have an account, refer to the section    o 1-800-368-7550 for the
                                   on buying shares by mail or wire.                  automated phone system.
---------------------------------  -------------------------------------------------- -------------------------------------


 48 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------  ---------------------------------------------- --------------------------------------

 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                            application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------  ---------------------------------------------- --------------------------------------

 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
                       Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
---------------------  ----------------------------------------------------------------------

 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
                       o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                       o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                       o There is a $10 fee for each request.
---------------------  ----------------------------------------------------------------------

 In Person             Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                       53051.
---------------------  -----


 50 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- -----------------------------------------------------------------

 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES OR REDEMPTION FEES.Your redemption proceeds are net of any CDSC fees and/or redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 51

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

o  transactions by Section 529 college savings plan accounts; and


 52 HOW TO SELL SHARES

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 53

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:


   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it


 54 HOW TO EXCHANGE SHARES
determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 55

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 56 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 57

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.


 58 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


                                                                        TAXES 59

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO

The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


=============================

LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio Managers" sub-section.

60 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


ASIA PACIFIC FUND
CLASS A SHARES - COMMENCED JULY 31, 2007
For a share outstanding throughout the period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                                     2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $14.75
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.01
  Net realized and unrealized gain
(loss)
   on investments                                           1.07
                                              ------------------
  Total from investment operations                          1.08
                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   0.00
  Distributions from net realized gain                      0.00
                                              ------------------
  Total distributions                                       0.00
                                              ------------------
 NET ASSET VALUE, END OF PERIOD                           $15.83
                                              ==================
 TOTAL RETURN/2/                                            7.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $431
  Ratio of net investment income (loss)
to
   average net assets/3/                                    0.93%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3/                                              1.91%
  Waived fees and reimbursed expenses/3/                   (0.41)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3/                        1.50%
  Portfolio turnover rate/4/                                 184%



1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 61

ASIA PACIFIC FUND
CLASS C SHARES - COMMENCED JULY 31, 2007
For a share outstanding throughout the period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $14.75
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.00
  Net realized and unrealized gain
(loss)
   on investments                                           1.06
                                              ------------------
  Total from investment operations                          1.06
                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   0.00
  Distributions from net realized gain                      0.00
                                              ------------------
  Total distributions                                       0.00
                                              ------------------
 NET ASSET VALUE, END OF PERIOD                           $15.81
                                              ==================
 TOTAL RETURN/2/                                            7.19%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $44
  Ratio of net investment income (loss)
to
   average net assets/3/                                    0.08%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3/                                              2.64%
  Waived fees and reimbursed expenses/3/                   (0.39)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3/                        2.25%
  Portfolio turnover rate/4/                                 184%



1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.


 62 FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND/6/
CLASS A SHARES - COMMENCED ON OCTOBER 31, 2001

For a share outstanding throughout each period


                                     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,      JUNE 30,
 FOR THE PERIOD ENDED:                 2007          2006          2005          2004        2003/1/         2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $33.06        $27.59        $20.62        $17.76        $15.27         $14.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.02/2/          0.58       0.13/2/       0.00/2/       0.02/2/           0.00
  Net realized and unrealized
   gain (loss) on investments          14.93          5.40          6.84          2.86          2.47           0.77
                                    --------       -------      --------      --------      --------        -------
  Total from investment
   operations                          14.95          5.98          6.97          2.86          2.49           0.77
                                    --------       -------      --------      --------      --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.04)        (0.51)         0.00          0.00          0.00           0.00
  Distributions from net
   realized gain                        0.00          0.00          0.00          0.00          0.00           0.00
                                    --------       -------      --------      --------      --------        -------
  Total distributions                  (0.04)        (0.51)         0.00          0.00          0.00           0.00
                                    --------       -------      --------      --------      --------        -------
 NET ASSET VALUE, END OF PERIOD       $47.97        $33.06        $27.59        $20.62        $17.76         $15.27
                                    ========       =======      ========      ========      ========        =======
 TOTAL RETURN/3/                       45.23%        21.95%        33.80%        16.04%        16.37%          5.33%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $204,496      $162,525      $157,107      $139,880      $117,842       $105,512
  Ratio of net investment
   income (loss) to average
   net assets/4/                        0.06%         1.87%         0.54%         0.00%         0.42%         (1.65)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                          2.04%         2.01%         2.03%         2.01%         2.03%          2.18%
  Waived fees and reimbursed
   expenses/4/                         (0.14)%       (0.11)%       (0.13)%       (0.11)%       (0.15)%         0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                 1.90%         1.90%         1.90%         1.90%         1.88%          2.18%
  Portfolio turnover rate/5/             149%          103%          184%          225%           49%           210%


1 The Fund changed its fiscal year-end from June 30 to September 30. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Previously named the Emerging Markets Focus Fund.


                                                         FINANCIAL HIGHLIGHTS 63

EMERGING MARKETS EQUITY FUND/6/
CLASS B SHARES - COMMENCED ON OCTOBER 31, 2001

For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007             2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $32.29           $27.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.27)/2/         0.30
  Net realized and unrealized
   gain (loss) on investments               14.53             5.33
                                         -----------      --------
  Total from investment
   operations                               14.26             5.63
                                         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00            (0.36)
  Distributions from net
   realized gain                             0.00             0.00
                                         -----------      --------
  Total distributions                        0.00            (0.36)
                                         -----------      --------
 NET ASSET VALUE, END OF PERIOD            $46.55           $32.29
                                         ===========      ========
 TOTAL RETURN/3/                            44.16%           21.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $7,752           $6,310
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (0.70)            0.89%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.79%            2.76%
  Waived fees and reimbursed
   expenses/4/                              (0.14)%          (0.11)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.65%            2.65%
  Portfolio turnover rate/5/                  149%             103%

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,        JUNE 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003/1/            2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $20.34              $17.62              $15.18          $14.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.03)/2/           (0.13)/2/           (0.02)/2/        0.10
  Net realized and unrealized
   gain (loss) on investments                6.71                2.85                2.46            0.56
                                         -----------         -----------         -----------     --------
  Total from investment
   operations                                6.68                2.72                2.44            0.66
                                         -----------         -----------         -----------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00            0.00
  Distributions from net
   realized gain                             0.00                0.00                0.00            0.00
                                         -----------         -----------         -----------     --------
  Total distributions                        0.00                0.00                0.00            0.00
                                         -----------         -----------         -----------     --------
 NET ASSET VALUE, END OF PERIOD            $27.02              $20.34              $17.62          $15.18
                                         ===========         ===========         ===========     ========
 TOTAL RETURN/3/                            32.84%              15.37%              16.06%           4.64%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $4,242              $2,781                $290             $28
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (0.12)%             (0.64)%             (0.45)%          1.59%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.77%               2.77%               2.79%           2.78%
  Waived fees and reimbursed
   expenses/4/                              (0.12)%             (0.12)%             (0.15)%         (0.45)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.65%               2.65%               2.64%           2.33%
  Portfolio turnover rate/5/                  184%                225%                 49%            210%


1 The Fund changed its fiscal year-end from June 30 to September 30. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Previously named the Emerging Markets Focus Fund.


 64 FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND/6/
CLASS C SHARES - COMMENCED OCTOBER 31, 2001

For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007             2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $32.17           $26.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.27)/2/         0.31
  Net realized and unrealized
   gain (loss) on investments               14.47             5.28
                                         -----------      --------
  Total from investment
   operations                               14.20             5.59
                                         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00            (0.29)
  Distributions from net
   realized gain                             0.00             0.00
                                         -----------      --------
  Total distributions                        0.00            (0.29)
                                         -----------      --------
 NET ASSET VALUE, END OF PERIOD            $46.37           $32.17
                                         ===========      ========
 TOTAL RETURN/3/                            44.14%           20.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $3,290           $3,122
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (0.70)%           1.00%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.79%            2.76%
  Waived fees and reimbursed
   expenses/4/                              (0.14)%          (0.11)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.65%            2.65%
  Portfolio turnover rate/5/                  149%             103%

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,        JUNE 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003/1/            2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $20.24              $17.56              $15.12          $14.48
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/2/           (0.14)/2/           (0.02)/2/        0.02
  Net realized and unrealized
   gain (loss) on investments                6.68                2.82                2.46            0.62
                                         -----------         -----------         -----------     --------
  Total from investment
   operations                                6.63                2.68                2.44            0.64
                                         -----------         -----------         -----------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00            0.00
  Distributions from net
   realized gain                             0.00                0.00                0.00            0.00
                                         -----------         -----------         -----------     --------
  Total distributions                        0.00                0.00                0.00            0.00
                                         -----------         -----------         -----------     --------
 NET ASSET VALUE, END OF PERIOD            $26.87              $20.24              $17.56          $15.12
                                         ===========         ===========         ===========     ========
 TOTAL RETURN/3/                            32.76%              15.26%              16.14%           4.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,632              $2,449                $519             $59
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (0.20)%             (0.71)%             (0.39)%         (3.00)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.77%               2.77%               2.79%           3.53%
  Waived fees and reimbursed
   expenses/4/                              (0.12)%             (0.12)%             (0.15)%         (0.14)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.65%               2.65%               2.64%           3.39%
  Portfolio turnover rate/5/                  184%                225%                 49%            210%


1 The Fund changed its fiscal year-end from June 30 to September 30. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Previously named the Emerging Markets Focus Fund.


                                                         FINANCIAL HIGHLIGHTS 65

INTERNATIONAL CORE FUND
CLASS A SHARES - COMMENCED SEPTEMBER 28, 2001
For a share outstanding throughout the period


                                     SEPT. 30,      SEPT. 30,      SEPT. 30,       DEC. 31,       DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006          2005/1/         2004           2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.15         $13.98         $13.16         $11.47          $8.84            $10.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.17           0.16           0.11        0.28/2/        0.18/2/             (0.06)/2/
  Net realized and unrealized
   gain (loss) on investments            3.13           1.58           0.74           1.93           2.59             (1.51)
                                     --------       --------       --------      ---------      ---------          -----------
  Total from investment
   operations                            3.30           1.74           0.85           2.21           2.77             (1.57)
                                     --------       --------       --------      ---------      ---------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.12)         (0.12)          0.00          (0.25)         (0.14)             0.00
  Distributions from net
   realized gain                        (0.29)         (1.45)         (0.03)         (0.27)          0.00              0.00
                                     --------       --------       --------      ---------      ---------          -----------
  Total distributions                   (0.41)         (1.57)         (0.03)         (0.52)         (0.14)             0.00
                                     --------       --------       --------      ---------      ---------          -----------
 NET ASSET VALUE, END OF PERIOD        $17.04         $14.15         $13.98         $13.16         $11.47             $8.84
                                     ========       ========       ========      =========      =========          ===========
 TOTAL RETURN/3/                        23.68%         13.75%          6.48%         19.38%         31.38%           (15.08)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $5,478         $2,745         $1,299           $757           $585              $161
  Ratio of net investment
   income (loss) to average
   net assets/4/                         1.37%          1.61%          1.82%          2.33%          1.78%            (0.58)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           2.78%          4.04%          5.94%          4.78%          7.65%            52.39%
  Waived fees and reimbursed
   expenses/4/                          (1.28)%        (2.54)%        (4.96)%        (4.77)%        (7.64)%          (50.18)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.50%          1.50%          0.98%          0.01%          0.01%             2.21%
  Portfolio turnover rate/5/               61%            36%            37%            28%            88%               47%



1 The Fund changed its fiscal year-end from December 31 to September 30. 2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 66 FINANCIAL HIGHLIGHTS

INTERNATIONAL CORE FUND
CLASS B SHARES - COMMENCED SEPTEMBER 28, 2001
For a share outstanding throughout the period


                                     SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2007           2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $13.93         $13.90         $13.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.08           0.08           0.14
  Net realized and unrealized
   gain (loss) on investments             3.04           1.54           0.66
                                      --------       --------       --------
  Total from investment
   operations                             3.12           1.62           0.80
                                      --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.07)         (0.14)          0.00
  Distributions from net
   realized gain                         (0.29)         (1.45)         (0.03)
                                      --------       --------       --------
  Total distributions                    (0.36)         (1.59)         (0.03)
                                      --------       --------       --------
 NET ASSET VALUE, END OF PERIOD         $16.69         $13.93         $13.90
                                      ========       ========       ========
 TOTAL RETURN/3/                         22.81%         12.93%          6.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $3,444         $2,616         $1,702
  Ratio of net investment
   income (loss) to average
   net assets/4/                          0.55%          0.72%          1.58%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                            3.53%          4.86%          6.88%
  Waived fees and reimbursed
   expenses/4/                           (1.28)%        (2.61)%        (5.44)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                   2.25%          2.25%          1.44%
  Portfolio turnover rate/6/                61%            36%            37%

                                        DEC. 31,        DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                   2004            2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.45            $8.82            $10.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.28/2/          0.20/2/             (0.08)/2/
  Net realized and unrealized
   gain (loss) on investments              1.92             2.58             (1.50)
                                      ---------        ---------          -----------
  Total from investment
   operations                              2.20             2.78             (1.58)
                                      ---------        ---------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.25)           (0.15)             0.00
  Distributions from net
   realized gain                          (0.27)            0.00              0.00
                                      ---------        ---------          -----------
  Total distributions                     (0.52)           (0.15)             0.00
                                      ---------        ---------          -----------
 NET ASSET VALUE, END OF PERIOD          $13.13           $11.45             $8.82
                                      =========        =========          ===========
 TOTAL RETURN/3/                          19.32%           31.58%           (15.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $1,218             $727              $289
  Ratio of net investment
   income (loss) to average
   net assets/4/                           2.32%            2.01%            (0.83)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             5.52%            8.58%            52.04%
  Waived fees and reimbursed
   expenses/4/                            (5.52)%          (8.58)%          (49.66)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    0.00%/5/         0.00%             2.38%
  Portfolio turnover rate/6/                 28%              88%               47%



1 The Fund changed its fiscal year-end from December 31 to September 30. 2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Amount calculated is less than 0.005%.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 67

INTERNATIONAL CORE FUND
CLASS C SHARES - COMMENCED SEPTEMBER 28, 2001
For a share outstanding throughout the period


                                     SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2007           2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $13.97         $13.88         $13.12
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.07           0.05           0.11
  Net realized and unrealized
   gain (loss) on investments             3.08           1.58           0.68
                                      --------       --------       --------
  Total from investment
   operations                             3.15           1.63           0.79
                                      --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.05)         (0.09)          0.00
  Distributions from net
   realized gain                         (0.29)         (1.45)         (0.03)
                                      --------       --------       --------
  Total distributions                    (0.34)         (1.54)         (0.03)
                                      --------       --------       --------
 NET ASSET VALUE, END OF PERIOD         $16.78         $13.97         $13.88
                                      ========       ========       ========
 TOTAL RETURN/3/                         22.95%         12.99%          6.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                1,118           $637           $325
  Ratio of net investment
   income (loss) to average
   net assets/4/                          0.56%          0.77%          1.51%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                            3.53%          4.87%          6.73%
  Waived fees and reimbursed
   expenses/4/                           (1.28)%        (2.62)%        (5.34)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                   2.25%          2.25%          1.40%
  Portfolio turnover rate/6/                61%            36%            37%

                                        DEC. 31,        DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                   2004            2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.43            $8.82            $10.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.28/2/          0.21/2/             (0.06)/2/
  Net realized and unrealized
   gain (loss) on investments              1.93             2.57             (1.52)
                                      ---------        ---------          -----------
  Total from investment
   operations                              2.21             2.78             (1.58)
                                      ---------        ---------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.25)           (0.17)             0.00
  Distributions from net
   realized gain                          (0.27)            0.00              0.00
                                      ---------        ---------          -----------
  Total distributions                     (0.52)           (0.17)             0.00
                                      ---------        ---------          -----------
 NET ASSET VALUE, END OF PERIOD          $13.12           $11.43             $8.82
                                      =========        =========          ===========
 TOTAL RETURN/3/                          19.44%           31.52%           (15.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $317             $183              $150
  Ratio of net investment
   income (loss) to average
   net assets/4/                           2.31%            2.15%            (0.68)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             5.51%            8.36%            52.54%
  Waived fees and reimbursed
   expenses/4/                            (5.51)%          (8.35)%          (50.13)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    0.00%/5/         0.01%             2.41%
  Portfolio turnover rate/6/                 28%              88%               47%



1 The Fund changed its fiscal year-end from December 31 to September 30. 2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Amount calculated is less than 0.005%.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 68 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
CLASS A SHARES - COMMENCED SEPTEMBER 24, 1997
For a share outstanding throughout the period


                                       SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                   2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.91          $13.69          $11.09           $9.88            $8.46
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.24/1/         0.17/1/            0.17         0.04/1/          0.04/1/
  Net realized and unrealized
   gain (loss) on investments              3.51            2.20            2.43            1.23             1.38
                                      ---------       ---------        --------       ---------        ---------
  Total from investment
   operations                              3.75            2.37            2.60            1.27             1.42
                                      ---------       ---------        --------       ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.17)          (0.15)           0.00           (0.06)            0.00
  Distributions from net
   realized gain                           0.00            0.00            0.00            0.00             0.00
                                      ---------       ---------        --------       ---------        ---------
  Total distributions                     (0.17)          (0.15)           0.00           (0.06)            0.00
                                      ---------       ---------        --------       ---------        ---------
 NET ASSET VALUE, END OF PERIOD          $19.49          $15.91          $13.69          $11.09            $9.88
                                      =========       =========        ========       =========        =========
 TOTAL RETURN/2/                          23.68%          17.50%          23.48%          12.89%           16.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $62,693         $52,243         $57,496         $56,108          $52,762
  Ratio of net investment
   income (loss) to average
   net assets/3/                           1.32%           1.16%           1.24%           0.36%            0.42%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.70%           1.67%           1.66%           1.71%            1.76%
  Waived fees and reimbursed
   expenses/3/                            (0.20)%         (0.17)%         (0.16)%         (0.21)%          (0.26)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.50%           1.50%           1.50%           1.50%            1.50%
  Portfolio turnover rate/4/                 49%             44%             46%            112%              73%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 69

INTERNATIONAL EQUITY FUND
CLASS B SHARES - COMMENCED SEPTEMBER 24,1997

For a share outstanding throughout the period


                                       SEPT. 30,       SEPT. 30,       SEPT. 30,          SEPT. 30,             SEPT. 30,
 FOR THE PERIOD ENDED:                   2007            2006            2005               2004                  2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.13          $13.03          $10.62              $9.48                 $8.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.07/1/         0.07/1/            0.07              (0.05)/1/             (0.03)/1/
  Net realized and unrealized
   gain (loss) on investments              3.36            2.08            2.34               1.19                  1.32
                                      ---------       ---------        --------            ----------            ----------
  Total from investment
   operations                              3.43            2.15            2.41               1.14                  1.29
                                      ---------       ---------        --------            ----------            ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.04)          (0.05)          (0.00)              0.00                  0.00
  Distributions from net
   realized gain                           0.00            0.00            0.00               0.00                  0.00
                                      ---------       ---------        --------            ----------            ----------
  Total distributions                     (0.04)          (0.05)           0.00               0.00                  0.00
                                      ---------       ---------        --------            ----------            ----------
 NET ASSET VALUE, END OF PERIOD          $18.52          $15.13          $13.03             $10.62                 $9.48
                                      =========       =========        ========           ===========            ==========
 TOTAL RETURN/2/                          22.73%          16.57%          22.69%             12.03%                15.75%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $9,579         $15,385         $14,653            $14,796               $20,149
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.39%           0.49%           0.49%             (0.43)%               (0.31)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             2.45%           2.42%           2.41%              2.46%                 2.82%
  Waived fees and reimbursed
   expenses/3/                            (0.20)%         (0.17)%         (0.16)%            (0.21)%               (0.57)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    2.25%           2.25%           2.25%              2.25%                 2.25%
  Portfolio turnover rate/4/                 49%             44%             46%               112%                   73%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 70 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
CLASS C SHARES - COMMENCED APRIL 1, 1998

For a share outstanding throughout the period


                                       SEPT. 30,       SEPT. 30,       SEPT. 30,          SEPT. 30,             SEPT. 30,
 FOR THE PERIOD ENDED:                   2007            2006            2005               2004                  2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.10          $13.00          $10.60              $9.47                 $8.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.09/1/         0.07/1/            0.06              (0.04)/1/             (0.02)/1/
  Net realized and unrealized
   gain (loss) on investments              3.34            2.09            2.34               1.17                  1.31
                                      ---------       ---------        --------            ----------            ----------
  Total from investment
   operations                              3.43            2.16            2.40               1.13                  1.29
                                      ---------       ---------        --------            ----------            ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.07)          (0.06)           0.00               0.00                  0.00
  Distributions from net
   realized gain                           0.00            0.00            0.00               0.00                  0.00
                                      ---------       ---------        --------            ----------            ----------
  Total distributions                     (0.07)          (0.06)           0.00               0.00                  0.00
                                      ---------       ---------        --------            ----------            ----------
 NET ASSET VALUE, END OF PERIOD          $18.46          $15.10          $13.00             $10.60                 $9.47
                                      =========       =========        ========           ===========            ==========
 TOTAL RETURN/2/                          22.76%          16.65%          22.64%             11.93%                15.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $1,961          $1,652          $1,512             $1,618                $2,530
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.54%           0.49%           0.42%             (0.39)%               (0.27)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             2.45%           2.42%           2.41%              2.45%                 2.70%
  Waived fees and reimbursed
   expenses/3/                            (0.20)%         (0.17)%         (0.16)%            (0.20)%               (0.45)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    2.25%           2.25%           2.25%              2.25%                 2.25%
  Portfolio turnover rate/4/                 49%             44%             46%               112%                   73%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 71

INTERNATIONAL VALUE FUND
CLASS A SHARES - COMMENCED OCTOBER 31, 2003
For a share outstanding throughout the period


                                              SEPT. 30,        SEPT. 30,         SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                          2007             2006              2005             2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD           $16.75           $14.13            $11.94             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.48/2/          0.35/2/              0.11               0.21
  Net realized and unrealized gain
(loss)
   on investments                                 3.07             2.32              2.68               1.73
                                             ---------       ----------          --------           --------
  Total from investment operations                3.55             2.67              2.79               1.94
                                             ---------       ----------          --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.08)            0.00             (0.23)              0.00
  Distributions from net realized gain           (0.01)           (0.05)            (0.37)              0.00
                                             ---------       ----------          --------           --------
  Total distributions                            (0.09)           (0.05)            (0.60)              0.00
                                             ---------       ----------          --------           --------
 NET ASSET VALUE, END OF PERIOD                 $20.21           $16.75            $14.13             $11.94
                                             =========       ==========          ========           ========
 TOTAL RETURN/3/                                 21.20%           18.93%            24.00%             19.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $24,445           $1,900              $493                $23
  Ratio of net investment income (loss)
to
   average net assets/4/                          2.45%            2.26%             2.21%              2.46%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                  1.64%            6.14%            33.96%            282.28%
  Waived fees and reimbursed expenses/4/         (0.14)%          (4.73)%          (32.46)%          (280.78)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/            1.50%            1.41%             1.50%              1.50%
  Portfolio turnover rate/6,7/                      19%              31%               14%                24%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 72 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND
CLASS B SHARES - COMMENCED APRIL 11, 2005
For a share outstanding throughout the period


                                                SEPT. 30,          SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                           2007               2006              2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $16.55             $14.09              $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.27/2/            0.24/2/                0.05
  Net realized and unrealized gain
(loss)
   on investments                                   3.09               2.27                0.77
                                             -----------        -----------          ----------
  Total from investment operations                  3.36               2.51                0.82
                                             -----------        -----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.08)              0.00                0.00
  Distributions from net realized gain             (0.01)             (0.05)               0.00
                                             -----------        -----------          ----------
  Total distributions                              (0.09)             (0.05)               0.00
                                             -----------                             ----------
 NET ASSET VALUE, END OF PERIOD                   $19.82             $16.55              $14.09
                                             ===========        ===========          ==========
 TOTAL RETURN/3/                                   20.32%             17.85%               6.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $2,512             $1,110                $184
  Ratio of net investment income (loss)
to
   average net assets/4/                            1.43%              1.52%               1.66%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    2.40%              6.84%              20.77%
  Waived fees and reimbursed expenses/4/           (0.15)%            (4.65)%            (18.54)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              2.25%              2.19%               2.23%
  Portfolio turnover rate/6,7/                        19%                31%                 14%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                         FINANCIAL HIGHLIGHTS 73

INTERNATIONAL VALUE FUND
CLASS C SHARES - COMMENCED APRIL 11, 2005
For a share outstanding throughout the period


                                                SEPT. 30,          SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                           2007               2006              2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $16.54             $14.09              $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.30/2/            0.21/2/                0.05
  Net realized and unrealized gain
(loss)
   on investments                                   3.07               2.29                0.77
                                             -----------        -----------          ----------
  Total from investment operations                  3.37               2.50                0.82
                                             -----------        -----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00               0.00                0.00
  Distributions from net realized gain             (0.01)             (0.05)               0.00
                                             -----------        -----------          ----------
  Total distributions                              (0.01)             (0.05)               0.00
                                             -----------        -----------          ----------
 NET ASSET VALUE, END OF PERIOD                   $19.90             $16.54              $14.09
                                             ===========        ===========          ==========
 TOTAL RETURN/3/                                   20.36%             17.78%               6.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $1,305               $312                 $59
  Ratio of net investment income (loss)
to
   average net assets/4/                            1.54%              1.38%               1.84%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    2.40%              6.29%              20.85%
  Waived fees and reimbursed expenses/4/           (0.15)%            (4.15)%            (18.62)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              2.25%              2.14%               2.23%
  Portfolio turnover rate/6,7/                        19%                31%                 14%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.^


 74 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                             028IER / P301 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INTERNATIONAL STOCK FUNDS


International Equity Fund

International Value Fund


Overseas Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
International Equity Fund                   4
International Value Fund                    8
Overseas Fund                              13
Description of Principal Investment        17
  Risks
Portfolio Holdings Information             20





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   21
About Wells Fargo Funds Trust              21
The Investment Adviser                     21
The Sub-Advisers and Portfolio Managers    21
Dormant Investment Advisory Arrangements   25
Dormant Multi-Manager Arrangement          25





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       26
How to Buy Shares         28
How to Sell Shares        30
How to Exchange Shares    33
Account Policies          35





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 37
Taxes                                         38
Master/Gateway (Reg. TM) Structure            39
Financial Highlights                          40
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the International Equity Fund and Overseas Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The International Value Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani, CFA
Menno Vermeulen, CFA

Mark L. Yockey, CFA


FUND INCEPTION:
9/24/1997
INSTITUTIONAL CLASS
Ticker: WFISX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of foreign issuers; and

o  up to 20% of the Fund's total assets in emerging market equity securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in the equity securities of foreign issuers through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)

Artisan invests in equity securities of foreign issuers by using a bottom-up investment process to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)

LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


 4 INTERNATIONAL EQUITY FUND

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)

New Star invests in equity securities of foreign issuers with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Multi-Style Management Risk

   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     INTERNATIONAL EQUITY FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                               CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                                  AS OF 12/31 EACH YEAR
 1998        1999         2000         2001         2002        2003        2004        2005       2006       2007
16.03%      51.50%       -12.99%      -18.16%      -23.13%     28.97%      11.06%      12.15%      24.84      11.19%







             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       33.85%
  Worst Quarter:      Q3    2002      -21.81%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR         5 YEARS        10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                         11.19%          17.40%         7.93%
  Returns After Taxes on                        8.74%          16.57%         7.45%
  Distributions/2/
  Returns After Taxes on                        9.56%          15.08%         6.84%
Distributions and Sale of Fund
  Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/                  11.17%          21.58%        20.52%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to November 8, 1999, for the Institutional Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 6 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                              0.93%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.32%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%
  Fee Waivers                                     0.20%
  NET EXPENSES/4/                                 1.05%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.


4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $107
   3 Years                $377
   5 Years                $667
  10 Years              $1,494


                                                     INTERNATIONAL EQUITY FUND 7

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA


FUND INCEPTION:

10/31/2003
INSTITUTIONAL CLASS
Ticker:WFVIX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      INTERNATIONAL VALUE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





   CALENDAR YEAR TOTAL
     RETURNS FOR THE
  INSTITUTIONAL CLASS/1/
  AS OF 12/31 EACH YEAR
2004     2005     2006     2007
25.73%   10.54%   28.95%   3.23%







           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      14.57%
  Worst Quarter:      Q4    2007      -6.24%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                       3.23%             18.30%
  Returns After Taxes on                     1.98%             17.41%
  Distributions/2/
  Returns After Taxes on                     2.54%             15.56%
Distributions and Sale of Fund
  Shares/2/
 MSCI EAFE (Reg. TM) VALUE INDEX/3/          5.96%             20.42%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on August 31, 2006. Prior to April 11,
  2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.

 10 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                             0.95%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/3/                              0.29%
  TOTAL ANNUAL FUND OPERATING                    1.24%
  EXPENSES/4/
  Fee Waivers                                    0.19%
  NET EXPENSES/5/                                1.05%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.


3 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.


5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                     INTERNATIONAL VALUE FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $107
   3 Years                $375
   5 Years                $663
  10 Years              $1,483


 12 INTERNATIONAL VALUE FUND

OVERSEAS FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
6/30/1998
INSTITUTIONAL CLASS
Ticker: WFIIX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of foreign issuers; and


o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                                OVERSEAS FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 OVERSEAS FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.


[GRAPHIC APPEARS HERE]





             CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                AS OF 12/31 EACH YEAR
1999        2000      2001      2002      2003     2004     2005    2006     2007
96.27%/2/   -33.46%   -19.15%   -19.98%   32.77%   19.26%   8.39%   20.62%   12.41%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       53.44%
  Worst Quarter:      Q3    2002      -19.59%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                        12.41%       18.40%             7.88%
  Returns After Taxes on                      10.23%       16.34%             6.82%
  Distributions/3/
  Returns After Taxes on                       9.86%       15.59%             6.58%
Distributions and Sale of Fund
  Shares/3/
 MSCI EAFE (Reg. TM) INDEX/4/                 11.17%       21.58%             7.44%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on December 31, 2002. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Overseas Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The predecessor fund's Investor Class shares incepted on June 30, 1998. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                                                OVERSEAS FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%


             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/2/                              0.95%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.39%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.34%
  Fee Waivers                                     0.39%
  NET EXPENSES/4/                                 0.95%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.


4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $97
   3 Years                $386
   5 Years                $697
  10 Years              $1,579

 16 OVERSEAS FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK   Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                        Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 17

FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 20 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolio in which the International Value Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Fund's annual report for the fiscal half- year ended March 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and the master portfolio in which the International Value Fund invests. Sub-advisory services provided to the master portfolio are described as being provided at the gateway fund level. However, there are no sub-advisory services currently provided at the gateway fund level for the International Value Fund because the Fund invests substantially all of its assets in the master portfolio described in the MASTER/GATEWAY Structure section. The Statement of Additional Information

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 21
provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



MARK L. YOCKEY, CFA         Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                            Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                            State University.


 22 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



JOSEF LAKONISHOK            Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund    since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                            M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA    Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund   and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund    Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                            College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                            of Engineering.
MENNO VERMEULEN, CFA        Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund    since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                            Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                            Econometrics, Erasmus University at Rotterdam.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Equity Fund and Overseas Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



MARK BEALE                  Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund               Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment Policy and Currency
                            Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star
                            Team based approach. Education: B.A., Economic History, University of Sussex, England.
BRIAN COFFEY                Mr. Coffey is jointly responsible for managing the International Equity Fund and the
International Equity Fund   Overseas Fund, both of which he has managed since 2006. Mr. Coffey joined New Star
Overseas Fund               in 1988. He has specific regional responsibility for Latin America. He is a member of the
                            Investment Policy Group and leads the efforts for research and stock selection in Latin
                            America. Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS               Mr. Lewis is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund               Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and
                            Currency Group, and has specific regional responsibility for New Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star
                            Team based approach. Education: B.S., Economics and Statistics, Bristol University,
                            England.


 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the International Value Fund and Overseas Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 26 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 27

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                             telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund          o Call Investor Services at
                             account. If the institution does not currently  1-800-222-8222 or
                             have an account, contact your investment        o Call 1-800-368-7550 for the
                             representative.                                 automated phone system or
                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
---------------------------  ----------------------------------------------- ------------------------------------


 28 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                   o Complete and sign the Institutional Class      To buy additional shares, instruct
                           use the same wire instructions                   your bank or financial institution to
                           account application                              shown to the left.
                           o Call Investor Services at 1-800-222-8222 for
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
-------------------------- -----------------------------------------------  --------------------------------------

 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
-------------------------- -----------------------------------------------  --------------------------------------

 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:


   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 29

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- --------------

 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
                                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                          o Redemption proceeds are usually wired to the financial
                                          intermediary the following business day.
----------------------------------------  ---------------------------------------------------------------------

 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------------------  ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
----------------------------------------  --------------

 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o REDEMPTION FEES. Your redemptions are net of any redemption fee.

 30 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

o  transactions by Section 529 college savings plan accounts; and


                                                           HOW TO SELL SHARES 31

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 32 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds


                                                       HOW TO EXCHANGE SHARES 33

Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 34 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


                                                             ACCOUNT POLICIES 35
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 36 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 37

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 38 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio are compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

=============================

LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

INTERNATIONAL EQUITY FUND
INSTITUTIONAL CLASS - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                                  SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                            2007               2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $15.91               $15.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.45/2/              0.02/2/
  Net realized and unrealized gain
(loss)
   on investments                                     3.37                 0.05
                                             -------------        -------------
  Total from investment operations                    3.82                 0.07
                                             -------------        -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            (0.23)                0.00
  Distributions from net realized gain                0.00                 0.00
                                             -------------        -------------
  Total distributions                                (0.23)                0.00
                                             -------------        -------------
 NET ASSET VALUE, END OF PERIOD                     $19.50               $15.91
                                             =============        =============
 TOTAL RETURN/3/                                     24.22%                0.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $69,756                  $10
  Ratio of net investment income (loss)
to
   average net assets/4/                              2.43%                1.77%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                        1.22%                1.29%
  Waived fees and reimbursed expenses/4/             (0.17)%              (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                  1.05%                0.89%
  Portfolio turnover rate/5/                            49%                  44%



1 Commencement of operations.
2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 40 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND
INSTITUTIONAL CLASS - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                                  SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                            2007                2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $16.67                $16.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.46/2/               0.01/2/
  Net realized and unrealized gain
(loss)
   on investments                                     3.16                  0.14
                                             -------------         -------------
  Total from investment operations                    3.62                  0.15
                                             -------------         -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                             0.00                  0.00
  Distributions from net realized gain               (0.01)                 0.00
                                             -------------         -------------
  Total distributions                                (0.01)                 0.00
                                             -------------         -------------
 NET ASSET VALUE, END OF PERIOD                     $20.28                $16.67
                                             =============         =============
 TOTAL RETURN/3/                                     21.70%                 0.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                     $12                   $10
  Ratio of net investment income (loss)
to
   average net assets/4/                              2.40%                 1.08%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                      1.20%                 1.24%
  Waived fees and reimbursed expenses/4/             (0.15)%               (0.30)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/                1.05%                 0.94%
  Portfolio turnover rate/6,7/                          19%                   31%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 41

OVERSEAS FUND
INSTITUTIONAL CLASS - COMMENCED DECEMBER 31, 2002
For a share outstanding throughout each period


                                       SEPT. 30,       SEPT. 30,       SEPT. 30,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                   2007            2006            2005            2004           2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.74          $14.19          $13.35          $11.41            $8.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.23/2/            0.18            0.08            0.24          0.11/2/
  Net realized and unrealized
   gain (loss) on investments              2.53            1.35            0.76            1.96             2.74
                                      ---------        --------        --------        --------        ---------
  Total from investment
   operations                              2.76            1.53            0.84            2.20             2.85
                                      ---------        --------        --------        --------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.20)          (0.26)           0.00           (0.26)           (0.13)
  Distributions from net
   realized gain                          (0.42)          (3.72)           0.00            0.00             0.00
                                      ---------        --------        --------        --------        ---------
  Total distributions                     (0.62)          (3.98)           0.00           (0.26)           (0.13)
                                      ---------        --------        --------        --------        ---------
 NET ASSET VALUE, END OF PERIOD          $13.88          $11.74          $14.19          $13.35           $11.41
                                      =========        ========        ========        ========        =========
 TOTAL RETURN/3/                          24.33%          14.23%           6.30%          19.26%           32.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $9,080          $6,157          $5,929            $180             $157
  Ratio of net investment
   income (loss) to average
   net assets/4/                           1.76%           1.88%           1.05%           1.87%            1.21%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             1.33%           1.34%           1.33%           0.91%            7.62%
  Waived fees and reimbursed
   expenses/4/                            (0.38)%         (0.39)%         (0.37)%         (0.06)%          (6.71)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    0.95%           0.95%           0.96%           0.85%            0.91%
  Portfolio turnover rate/5/                 66%             40%            111%             22%              41%



1 The Fund changed its fiscal year-end from December 31 to September 30. 2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 42 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028IEIT / P304 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INTERNATIONAL STOCK FUNDS


Emerging Markets Equity Fund
(formerly the Emerging Markets Focus Fund)

International Core Fund

International Equity Fund

International Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Emerging Markets Equity Fund                4
International Core Fund                     8
International Equity Fund                  12
International Value Fund                   16
Description of Principal Investment        20
  Risks
Portfolio Holdings Information             24





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund    25
About Wells Fargo Funds Trust              25
The Investment Adviser                     25
The Sub-Advisers and Portfolio Managers    25
Dormant Investment Advisory Arrangements   30
Dormant Multi-Manager Arrangement          30





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       31
How to Buy Shares         33
How to Sell Shares        35
How to Exchange Shares    38
Account Policies          40





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 42
Taxes                                         42
Master/Gateway (Reg. TM) Structure            43
Financial Highlights                          44
For More Information                  Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Emerging Markets Equity Fund and International Equity Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The International Value Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Anthony L.T. Cragg
Alison Shimada

FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: MNEFX

INVESTMENT OBJECTIVE

The Emerging Markets Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in emerging market equity securities.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of companies tied economically to emerging market countries. We consider emerging market countries to include, among others, countries included in the MSCI Emerging Markets Index and countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank).

We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies. The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regional Risk

   o Regulatory Risk

   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  EMERGING MARKETS EQUITY FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                             CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                                AS OF 12/31 EACH YEAR
  1998         1999         2000        2001        2002        2003        2004        2005       2006      2007
-20.76%      122.38%       -17.23%      -3.75%      -5.28%     72.07%      12.58%      20.14%      32.76%    30.52%







             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       44.29%
  Worst Quarter:      Q3    2001      -22.71%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR         5 YEARS         10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                         30.52%          32.17%          18.29%
  Returns After Taxes on                       30.52%          31.89%          17.95%
  Distributions/2/
  Returns After Taxes on                       19.84%          28.83%          16.47%
Distributions and Sale of Fund
  Shares/2/
 MSCI EMERGING MARKETS INDEX/SM//3/            39.78%          37.46%          14.53%
  (reflects no deduction for expenses
  or taxes)



1 Administrator Class shares incepted on December 31, 1997. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Emerging Markets (MSCI Emerging
  Markets) Index/SM/ is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The Index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

 6 EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                             1.10%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/3/                              0.76%
  Acquired Fund Fees and Expenses/4/             0.01%
  TOTAL ANNUAL FUND OPERATING                    1.87%
  EXPENSES/5/
  Fee Waivers                                    0.26%
  NET EXPENSES/6,7/                              1.61%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.60%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $164
   3 Years                $563
   5 Years                $987
  10 Years              $2,169


                                                  EMERGING MARKETS EQUITY FUND 7

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
9/28/2001
ADMINISTRATOR CLASS
Ticker: WFIDX

INVESTMENT OBJECTIVE
The International Core Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of foreign issuers; and

o  up to 20% of the Fund's total assets in emerging market equity securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of foreign issuers that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       INTERNATIONAL CORE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund.


[GRAPHIC APPEARS HERE]





  CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR
                      CLASS/1/
                AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006      2007
-15.08%   31.38%   19.38%   8.75%   20.32%    11.96%







            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       15.21%
  Worst Quarter:      Q3    2002      -15.81%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                        11.96%       18.10%            11.99%
  Returns After Taxes on                      10.08%       16.81%            11.01%
  Distributions/2/
  Returns After Taxes on                       8.56%       15.46%            10.15%
Distributions and Sale of Fund
  Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/                 11.17%       21.58%            14.93%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares of the Strong Advisor International Core Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The predecessor fund's Class A shares incepted on September 28, 2001. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 10 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                             0.95%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/3/                              1.71%
  Acquired Fund Fees and Expenses/4/             0.01%
  TOTAL ANNUAL FUND OPERATING                    2.67%
  EXPENSES/5/
  Fee Waivers                                    1.41%
  NETEXPENSES/6,7/                               1.26%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


7 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.25%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $128
   3 Years                $695
   5 Years              $1,289
  10 Years              $2,899


                                                      INTERNATIONAL CORE FUND 11

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani, CFA
Menno Vermeulen, CFA

Mark L. Yockey, CFA


FUND INCEPTION:
9/24/1997
ADMINISTRATOR CLASS
Ticker: WFIEX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of foreign issuers; and

o  up to 20% of the Fund's total assets in emerging market equity securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in the equity securities of foreign issuers through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)

Artisan invests in equity securities of foreign issuers by using a bottom-up investment process to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)

LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


 12 INTERNATIONAL EQUITY FUND

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)

New Star invests in equity securities of foreign issuers with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Multi-Style Management Risk

   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    INTERNATIONAL EQUITY FUND 13

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                 CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                   AS OF 12/31 EACH YEAR
1998     1999     2000      2001      2002      2003     2004     2005     2006      2007
16.03%   51.50%   -12.99%   -18.16%   -23.13%   28.97%   11.06%   12.15%   24.74%    10.97%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       33.85%
  Worst Quarter:      Q3    2002      -21.81%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                        10.97%       17.33%          7.90%
  Returns After Taxes on                       8.60%       16.53%          7.44%
  Distributions/2/
  Returns After Taxes on                       9.41%       15.04%          6.82%
Distributions and Sale of Fund
  Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/                 11.17%       21.58%         20.52%
  (reflects no deduction for expenses
  or taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 14 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                              0.93%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.59%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.52%
  Fee Waivers                                     0.27%
  NET EXPENSES/4/                                 1.25%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $127
   3 Years                $454
   5 Years                $803
  10 Years              $1,790


                                                    INTERNATIONAL EQUITY FUND 15

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA


FUND INCEPTION:

10/31/2003
ADMINISTRATOR CLASS
Ticker:WFVDX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     INTERNATIONAL VALUE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





CALENDAR YEAR TOTAL RETURNS FOR THE
      ADMINISTRATOR CLASS/1/
       AS OF 12/31 EACH YEAR
2004     2005     2006      2007
25.73%   10.64%   28.88%    2.92%







           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      14.57%
  Worst Quarter:      Q4    2007      -6.34%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                       2.92%             18.20%
  Returns After Taxes on                     1.74%             17.33%
  Distributions/2/
  Returns After Taxes on                     2.35%             15.49%
Distributions and Sale of Fund
  Shares/2/
 MSCI EAFE (Reg. TM) VALUE INDEX/3/          5.96%             20.42%
  (reflects no deduction for expenses
  or taxes)


1 Administrator Class shares incepted on April 11, 2005. Prior to April 11,
  2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The Class A shares incepted on October 31, 2003. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.

 18 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                             0.95%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/3/                              0.57%
  TOTAL ANNUAL FUND OPERATING                    1.52%
  EXPENSES/4/
  Fee Waivers                                    0.27%
  NET EXPENSES/5/                                1.25%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Includes gross expenses allocated from the master portfolio in which the Fund invests.


5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $127
   3 Years                $454
   5 Years                $803
  10 Years              $1,790


                                                     INTERNATIONAL VALUE FUND 19

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGIONAL RISK                 The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 24 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the International Value Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Fund. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and the master portfolio in which the International Value Fund invests. Sub-advisory services provided to the master portfolio are described as being provided at the gateway fund level. However, there are no sub-advisory services currently provided at the gateway fund level for the International Value Fund because the Fund invests substantially all of its assets in the master portfolio described in the MASTER/GATEWAY Structure section. The Statement of Additional Information

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 25
provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



MARK L. YOCKEY, CFA         Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                            Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                            State University.


 26 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



JOSEF LAKONISHOK            Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund    since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                            M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA    Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund   and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund    Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                            College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                            of Engineering.
MENNO VERMEULEN, CFA        Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund    since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                            Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                            Econometrics, Erasmus University at Rotterdam.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 27

--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Fund and the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



MARK BEALE                  Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Core Fund     has managed since 2004, and the International Core Fund, which he has managed
International Equity Fund   since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for
                            New Star's international equity product. He is a member of the Investment Policy and
                            Currency Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the
                            New Star Team based approach. Education: B.A., Economic History, University of Sussex,
                            England.
BRIAN COFFEY                Mr. Coffey is jointly responsible for managing the International Core Fund and the
International Core Fund     International Equity Fund, both of which he has managed since 2006. Mr. Coffey joined
International Equity Fund   New Star in 1988. He has specific regional responsibility for Latin America. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS               Mr. Lewis is jointly responsible for managing the International Core Fund, which he has
International Core Fund     managed since 2005, and the International Equity Fund, which he has managed since
International Equity Fund   2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for New Star's European
                            Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New
                            Star Team based approach. Education: B.S., Economics and Statistics, Bristol University,
                            England.




 28 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Equity Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



ANTHONY L.T. CRAGG             Mr. Cragg is jointly responsible for managing the Emerging Markets Equity Fund, which
Emerging Markets Equity Fund   he has managed since 2006. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since April 1993 and developed Strong
                               Capital Management, Inc.'s international investment activities. Education: M.A., English
                               Literature, Christ Church, Oxford University.
ALISON SHIMADA                 Ms. Shimada is jointly responsible for managing the Emerging Markets Equity Fund,
Emerging Markets Equity Fund   which she has managed since 2006. Ms. Shimada joined Wells Capital Management in
                               October 2003 and currently serves as a Portfolio Manager and senior analyst covering the EMEA (Eastern Europe, Middle East and Africa) region. She began her responsi-
                               bilities at Wells Capital Management as a senior analyst covering Japan and
                               Australia/New Zealand, and head of equity research for the developed international equity team. Prior to joining Wells Capital Management, Ms. Shimada served as an investment officer of the University of California Regents-Office of the Treasurer from
                               1999 to 2003. Education: B.S., Political Economies of Industrial Societies, University of
                               California, Berkeley; M.B.A., Harvard Business School.




                                      ORGANIZATION AND MANAGEMENT OF THE FUND 29

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Emerging Markets Equity Fund, International Core Fund and International Value Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 30 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 31

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


 32 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                             telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund          o Call Investor Services at
                             account. If the institution does not currently  1-800-222-8222 or
                             have an account, contact your investment        o Call 1-800-368-7550 for the
                             representative.                                 automated phone system or
                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
--------------------------- ----------------------------------------------- ---------------------------------------
 By Wire                     o Complete and sign the Administrator Class     To buy additional shares, instruct
                             account application                             your bank or financial institution to
                             o Call Investor Services at 1-800-222-8222 for  use the same wire instructions
                             faxing instructions                             shown to the left.
                             o Use the following wiring instructions:
                             State Street Bank & Trust
                             Boston, MA
                             Bank Routing Number: ABA 011000028
                             Wire Purchase Account: 9905-437-1
                             Attention: WELLS FARGO ADVANTAGE FUNDS
                             (Name of Fund, Account
                             Number )
                             Account Name: Provide your
                             name as registered on the
                             Fund account
---------------------------  ----------------------------------------------- --------------------------------------


                                                            HOW TO BUY SHARES 33

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------  ---------------------------------------------- -------------------------------------

 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------  -------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


 34 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
                                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                          o Redemption proceeds are usually wired to the financial
                                          intermediary the following business day.
----------------------------------------  ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------------------  ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
----------------------------------------  --------------

 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o REDEMPTION FEES. Your redemptions are net of any redemption fee.

                                                           HOW TO SELL SHARES 35

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 36 HOW TO SELL SHARES

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

o  transactions by Section 529 college savings plan accounts; and


o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 37

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds


 38 HOW TO EXCHANGE SHARES

Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 39

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 40 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 41

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.



 42 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio are compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

=============================

LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

 44 FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND/6/

ADMINISTRATOR CLASS - COMMENCED ON DECEMBER 31, 1997
For a share outstanding throughout each period


                                     SEPT. 30,     SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,       JUNE 30,
 FOR THE PERIOD ENDED:                 2007          2006          2005           2004          2003/1/         2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $33.04        $27.58         $20.55         $17.64         $15.16        $14.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.07/2/          0.69        0.22/2/        0.06/2/        0.03/2/          0.30
  Net realized and unrealized
   gain (loss) on investments           14.99          5.36           6.81           2.85           2.45          0.54
                                    ---------      --------      ---------      ---------      ---------      --------
  Total from investment
   operations                           15.06          6.05           7.03           2.91           2.48          0.84
                                    ---------      --------      ---------      ---------      ---------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.14)        (0.59)          0.00           0.00           0.00         (0.09)
  Distributions from net
   realized gain                         0.00          0.00           0.00           0.00           0.00          0.00
                                    ---------      --------      ---------      ---------      ---------      --------
  Total distributions                   (0.14)        (0.59)          0.00           0.00           0.00         (0.09)
                                    ---------      --------      ---------      ---------      ---------      --------
 NET ASSET VALUE, END OF PERIOD        $47.96        $33.04         $27.58         $20.55         $17.64        $15.16
                                    =========      ========      =========      =========      =========      ========
 TOTAL RETURN/3/                        45.73%        22.26%         34.21%         16.43%         16.42%         5.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
   (000s)                             $46,018       $76,362        $73,406        $50,376        $29,273       $25,784
  Ratio of net investment
   income (loss) to average
   net assets/4/                         0.18%         2.10%          0.92%          0.30%          0.73%         2.43%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           1.86%         1.83%          1.76%          1.69%          1.70%         2.16%
  Waived fees and reimbursed
   expenses/4/                          (0.26)%       (0.23)%        (0.16)%        (0.09)%        (0.15)%       (0.64)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.60%         1.60%          1.60%          1.60%          1.55%         1.52%
  Portfolio turnover rate/5/              149%          103%           184%           225%            49%          210%


1 The Fund changed its fiscal year end from June 30 to September 30. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Previously named the Emerging Markets Focus Fund.


                                                         FINANCIAL HIGHLIGHTS 45

INTERNATIONAL CORE FUND
ADMINISTRATOR CLASS - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                           2007               2006             2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $14.19             $13.99             $13.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.43               0.24               0.08
  Net realized and unrealized gain
(loss)
   on investments                                   2.93               1.52               0.68
                                              ----------         ----------         ----------
  Total from investment operations                  3.36               1.76               0.76
                                              ----------         ----------         ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00              (0.11)              0.00
  Distributions from net realized gain             (0.29)             (1.45)              0.00
                                              ----------         ----------         ----------
  Total distributions                              (0.29)             (1.56)              0.00
                                              ----------         ----------         ----------
 NET ASSET VALUE, END OF PERIOD                   $17.26             $14.19             $13.99
                                              ==========         ==========         ==========
 TOTAL RETURN/2/                                   24.00%             13.95%              5.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $795                $30                $16
  Ratio of net investment income (loss)
to
   average net assets/3/                            1.57%              1.95%              1.53%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   Expenses/3/                                      2.66%              4.01%              5.60%
  Waived fees and reimbursed expenses/3/           (1.41)%            (2.76)%            (4.18)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3/                1.25%              1.25%              1.41%
  Portfolio turnover rate/4/                          61%                36%               106%



1 Commencement of operations at beginning of period.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 46 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
ADMINISTRATOR CLASS - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                   2007             2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.90           $13.69           $11.08            $9.87            $8.46
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.26/1/          0.23/1/             0.17          0.07/1/          0.08/1/
  Net realized and unrealized
   gain (loss) on investments              3.53             2.17             2.48             1.22             1.34
                                      ---------        ---------         --------        ---------        ---------
  Total from investment
   operations                              3.79             2.40             2.65             1.29             1.42
                                      ---------        ---------         --------        ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.21)           (0.19)           (0.04)           (0.08)           (0.01)
  Distributions from net
   realized gain                           0.00             0.00             0.00             0.00             0.00
                                      ---------        ---------         --------        ---------        ---------
  Total distributions                     (0.21)           (0.19)           (0.04)           (0.08)           (0.01)
                                      ---------        ---------         --------        ---------        ---------
 NET ASSET VALUE, END OF PERIOD          $19.48           $15.90           $13.69           $11.08            $9.87
                                      =========        =========         ========        =========        =========
 TOTAL RETURN/2/                          24.00%           17.74%           23.94%           13.11%           16.83%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $689,808         $698,778         $594,488         $394,649         $266,099
  Ratio of net investment
   income (loss) to average
   net assets/3/                           1.48%            1.52%            1.54%            0.64%            0.76%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.52%            1.49%            1.41%            1.38%            1.34%
  Waived fees and reimbursed
   expenses/3/                            (0.27)%          (0.24)%          (0.16)%          (0.13)%          (0.09)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.25%            1.25%            1.25%            1.25%            1.25%
  Portfolio turnover rate/4/                 49%              44%              46%             112%              73%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 47

INTERNATIONAL VALUE FUND
ADMINISTRATOR CLASS - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                                SEPT. 30,         SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                           2007              2006             2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $16.65            $14.15              $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.44/2/           0.32/2/                0.18
  Net realized and unrealized gain
(loss)
   on investments                                  3.15              2.34                0.70
                                             ----------        ----------          ----------
  Total from investment operations                 3.59              2.66                0.88
                                             ----------        ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          0.00             (0.11)               0.00
  Distributions from net realized gain            (0.01)            (0.05)               0.00
                                             ----------        ----------          ----------
  Total distributions                             (0.01)            (0.16)               0.00
                                             ----------        ----------          ----------
 NET ASSET VALUE, END OF PERIOD                  $20.23            $16.65              $14.15
                                             ==========        ==========          ==========
 TOTAL RETURN/3/                                  21.55%            18.98%               6.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $263,305          $138,269               $207
  Ratio of net investment income (loss)
to
   average net assets/4/                           2.29%             1.94%               3.07%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                   1.47%             1.61%              20.19%
  Waived fees and reimbursed expenses/4/          (0.22)%           (0.37)%            (18.94)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/             1.25%             1.24%               1.25%
  Portfolio turnover rate/6,7/                       19%               31%                 14%



1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.^


 48 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028IEAM / P303 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INTERNATIONAL STOCK FUNDS

Asia Pacific Fund

Overseas Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Asia Pacific Fund                           4
Overseas Fund                               8
Description of Principal Investment        12
  Risks
Portfolio Holdings Information             16





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund    17
About Wells Fargo Funds Trust              17
The Investment Adviser                     17
The Sub-Advisers and Portfolio Managers    17
Dormant Multi-Manager Arrangement          19





--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       20
How to Open an Account    21
How to Buy Shares         22
How to Sell Shares        24
How to Exchange Shares    28
Account Policies          30




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   32
Taxes                           33
Financial Highlights            34
For More Information    Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


                                                          KEY FUND INFORMATION 3

ASIA PACIFIC FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Anthony L.T. Cragg

FUND INCEPTION:
12/31/1993
INVESTOR CLASS
Ticker: SASPX

INVESTMENT OBJECTIVE
The Asia Pacific Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in Asia Pacific Basin equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities from companies in Asia or the Pacific Basin (excluding the U.S.). We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers. The Asia Pacific Basin region includes, among others, Australia, China, Hong Hong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. We may sell a holding when it no longer has these traits. Our investment strategy includes both a top-down strategy, which takes account of overall economic and market trends in each country, and a bottom-up strategy, in which we use fundamental research for security selection. In order to take advantage of the wide range of possible opportunities in a variety of markets at different stages of economic development, we construct the portfolio seeking both growth and value situations, as well as larger and smaller capitalization stocks. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regional Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             ASIA PACIFIC FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Asia Pacific Fund was organized as the successor fund to the Strong Asia Pacific Fund.


[GRAPHIC APPEARS HERE]





CALENDAR YEAR TOTAL RETURNS FOR CLASS INVESTOR/1/
AS OF 12/31 EACH YEAR
 1998         1999              2000         2001        2002        2003        2004        2005       2006      2007
-3.14%       96.03%/2/         -36.95%      -12.50%      -7.78%     60.25%      20.45%      27.65%      22.94%    28.56%







             BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       37.39%
  Worst Quarter:      Q2    2000      -20.82%



 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07               1 YEAR         5 YEARS         10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                       28.56%          31.25%          14.17%
  Returns After Taxes on                     21.93%          27.49%          12.05%
  Distributions/3/
  Returns After Taxes on                     19.21%          25.76%          11.38%
Distributions and Sale of Fund
  Shares/3/
 MSCI AC ASIA PACIFIC INDEX/SM// 4/          14.29%          22.19%           8.86%
  (reflects no deduction for fees,
  expenses or taxes)



1 Investor Class shares incepted on December 31, 1993. Performance shown prior to April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Asia Pacific Fund.

2 The Asia Pacific Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC
  Asia Pacific") Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index.

 6 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                             1.10%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/3/                              0.90%
  Acquired Fund Fees and Expenses/4/             0.01%
  TOTAL ANNUAL FUND OPERATING                    2.01%
  EXPENSES/5/
  Fee Waivers                                    0.35%
  NET EXPENSES/6,7/                              1.66%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.65%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $169
   3 Years                $597
   5 Years              $1,051
  10 Years              $2,310


                                                             ASIA PACIFIC FUND 7

OVERSEAS FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
6/30/1998
INVESTOR CLASS
Ticker: SOVRX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of foreign issuers; and


o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 OVERSEAS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Derivatives Risk
   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                 OVERSEAS FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.


[GRAPHIC APPEARS HERE]





                CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                                AS OF 12/31 EACH YEAR
1999        2000      2001      2002      2003     2004     2005    2006      2007
96.27%/2/   -33.46%   -19.15%   -19.98%   32.16%   18.29%   7.88%   19.87%    11.88%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       53.44%
  Worst Quarter:      Q3    2002      -19.59%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 INVESTOR CLASS/1/
  Returns Before Taxes                        11.88%       17.73%             7.56%
  Returns After Taxes on                       9.87%       15.87%             6.59%
  Distributions/3/
  Returns After Taxes on                       9.51%       15.12%             6.35%
Distributions and Sale of Fund
  Shares/3/
 MSCI EAFE (Reg. TM) INDEX/4/                 11.17%       21.58%             7.44%
  (reflects no deduction for expenses
  or taxes)



1 Investor Class shares incepted on June 30, 1998. Performance shown prior to
  April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Overseas Fund. Returns for the Investor Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 10 OVERSEAS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                              0.95%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.96%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.91%
  Fee Waivers                                     0.45%
  NET EXPENSES/4/                                 1.46%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $149
   3 Years                $556
   5 Years                $990
  10 Years              $2,196


                                                                OVERSEAS FUND 11

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGIONAL RISK                The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 14 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 15

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 16 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Fund. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 17

--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Overseas Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



MARK BEALE      Mr. Beale is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund   managed since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment
                Policy and Currency Group. Mr. Beale is Co-Head of Institutional Equity and has
                oversight of the New Star Team based approach. Education: B.A., Economic History,
                University of Sussex, England.
BRIAN COFFEY    Mr. Coffey is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund   managed since 2006. Mr. Coffey joined New Star in 1988. He has specific regional responsibility for Latin America. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc.,
                Financial Economics, University of London.
RICHARD LEWIS   Mr. Lewis is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund   managed since 2005. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the
                Investment Policy and Currency Group, and has specific regional responsibility for New
                Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.S., Economics and
                Statistics, Bristol University, England.


 18 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Asia Pacific Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



ANTHONY L.T. CRAGG   Mr. Cragg is responsible for managing the Asia Pacific Fund, which he has managed
Asia Pacific Fund    since 1993. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager.
                     Prior to joining Wells Capital Management, he was a portfolio manager with Strong
                     Capital Management, Inc. since April 1993 and developed Strong Capital Management,
                     Inc.'s international investment activities. Education: M.A., English Literature, Christ
                     Church, Oxford University.


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 19

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 20 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.


                                                       HOW TO OPEN AN ACCOUNT 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       You may open an account online and fund            o To buy additional shares or buy
                                   your account with an Electronic Funds              shares of a new Fund, visit
                                   Transfer from your bank account, by Federal        www.wellsfargo.com/
                                   Wire, or by sending us a check. Visit              advantagefunds.
                                   www.wellsfargo.com/advantagefunds.                 o Subsequent online purchases
                                                                                      have a minimum of $100 and a
                                                                                      maximum of $100,000. You may
                                                                                      be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.
---------------------------------  -------                                            -----

 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
                                   application.                                       checking accounts) or a deposit
                                   o Mail the application with your check made        slip (savings accounts).
                                   payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                      with your name, the Fund name,
                                                                                      and your account number.
                                                    REGULAR MAIL                      o Mail the deposit slip or note
                                  --------------------------------------------------  with your check made payable to the Fund to the address on
                                            WELLS FARGO ADVANTAGE FUNDS               the left.

                                                   P.O. Box 8266

                                               Boston, MA 02266-8266

                                                   OVERNIGHT ONLY
                                  --------------------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- --------------------------------------------------  -------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
                                   telephone unless you have another Wells            shares of a new Fund call:
                                   Fargo Advantage Fund account with your             o Investor Services at
                                   bank information on file. If you do not            1-800-222-8222 or
                                   currently have an account, refer to the section    o 1-800-368-7550 for the
                                   on buying shares by mail or wire.                  automated phone system.
--------------------------------- --------------------------------------------------  -------------------------------------


 22 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------  ---------------------------------------------- --------------------------------------

 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
                            application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------  ---------------------------------------------- --------------------------------------

 Through Your Investment    Contact your investment representative.       Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 23

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ---------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
                       Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
--------------------- ----------------------------------------------------------------------

 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").

                                                       REGULAR MAIL
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
                       o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                       o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                       o There is a $10 fee for each request.
--------------------- ----------------------------------------------------------------------

 In Person             Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                       53051.
---------------------  -----



 24 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- ------------------------------------------------------------------

 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification

                                                           HOW TO SELL SHARES 25

     Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;

 26 HOW TO SELL SHARES

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

o  transactions by Section 529 college savings plan accounts; and

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 27

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


 28 HOW TO EXCHANGE SHARES

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 29

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 30 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 31

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

 32 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


                                                                        TAXES 33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 34 FINANCIAL HIGHLIGHTS

ASIA PACIFIC FUND
INVESTOR CLASS - COMMENCED DECEMBER 31, 1993
For a share outstanding throughout each period


                                     SEPT. 30,     SEPT. 30,     SEPT. 30,      DEC. 31,      DEC. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.56        $11.53        $10.22         $8.98          $5.66          $6.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.05          0.07          0.07          0.05           0.03           0.00
  Net realized and unrealized
   gain (loss) on investments           4.97          2.02          1.47       1.75/2/        3.38/3/          (0.48)
                                     -------       -------       -------      --------      ---------        -------
  Total from investment
   operations                           5.02          2.09          1.54          1.80           3.41          (0.48)
                                     -------       -------       -------      --------      ---------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.03)        (0.06)        (0.05)        (0.03)         (0.09)         (0.04)
  Distributions from net
   realized gain                       (1.73)        (1.00)        (0.18)        (0.53)          0.00           0.00
                                     -------       -------       -------      --------      ---------        -------
  Total distributions                  (1.76)        (1.06)        (0.23)        (0.56)         (0.09)         (0.04)
                                     -------       -------       -------      --------      ---------        -------
 NET ASSET VALUE, END OF PERIOD       $15.82        $12.56        $11.53        $10.22          $8.98          $5.66
                                     =======       =======       =======      ========      =========        =======
 TOTAL RETURN/4/                       44.31%        19.38%        15.38%        20.45%         60.25%         (7.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $583,810      $373,744      $186,088      $126,395       $93,041        $57,458
  Ratio of net investment
   income (loss) to average
   net assets/5/                        0.34%         0.65%         1.08%         0.57%          0.53%         (0.43)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          1.95%         1.96%         1.92%         1.80%          1.97%          2.30%
  Waived fees and reimbursed
   expenses/5/                         (0.30)%       (0.31)%       (0.23)%       (0.06)%        (0.28)%        (0.33)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                 1.65%         1.65%         1.69%         1.74%          1.69%          1.97%
  Portfolio turnover rate/6/             184%          167%          117%          153%           286%           159%



1 The Fund changed its fiscal year-end from December 31 to September 30.

2 Includes $0.01 in redemption fees.
3 Includes $0.03 in redemption fees.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 35

OVERSEAS FUND
INVESTOR CLASS - COMMENCED JUNE 30, 1998
For a share outstanding throughout each period


                                     SEPT. 30,     SEPT. 30,     SEPT. 30,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.67        $14.14        $13.35       $11.41         $8.69          $10.86
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.15/2/          0.10          0.29         0.14       0.07/2/           (0.01)
  Net realized and unrealized
   gain (loss) on investments            2.54          1.35          0.50         1.95       2.72/3/           (2.16)
                                    ---------      --------      --------      -------      --------        --------
  Total from investment
   operations                            2.69          1.45          0.79         2.09          2.79           (2.17)
                                    ---------      --------      --------      -------      --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.14)        (0.20)         0.00        (0.15)        (0.07)           0.00
  Distributions from net
   realized gain                        (0.42)        (3.72)         0.00         0.00          0.00            0.00
                                    ---------      --------      --------      -------      --------        --------
  Total distributions                   (0.56)        (3.92)         0.00        (0.15)        (0.07)           0.00
                                    ---------      --------      --------      -------      --------        --------
 NET ASSET VALUE, END OF PERIOD        $13.80        $11.67        $14.14       $13.35        $11.41           $8.69
                                    =========      ========      ========      =======      ========        ========
 TOTAL RETURN/4/                        23.78%        13.52%         5.93%       18.29%        32.16%         (19.98)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $72,953       $63,394       $63,792      $119,585      $155,972        $84,251
  Ratio of net investment
   income (loss) to average
   net assets/5/                         1.19%         1.41%         1.56%        1.03%         0.77%          (0.12)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                           1.90%         1.91%         1.89%        1.88%         1.94%           2.12%
  Waived fees and reimbursed
   expenses/5/                          (0.44)%       (0.45)%       (0.43)%      (0.44)%       (0.47)%         (0.33)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                  1.46%         1.46%         1.46%        1.44%         1.47%           1.79%
  Portfolio turnover rate/6/               66%           40%          111%          22%           41%             46%



1 The Fund changed its fiscal year-end from December 31 to September 30.

2 Calculated based upon average shares outstanding.
3 Includes $0.01 in redemption fees.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 36 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            028IEIV / P306 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]




                                FEBRUARY 1, 2008





                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  401(K) PLAN FUNDS



Aggressive Allocation Fund


Conservative Allocation Fund


Diversified Equity Fund


Diversified Small Cap Fund


Growth Balanced Fund


Large Company Growth Fund


Moderate Balanced Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                              3
Aggressive Allocation Fund                        4
Conservative Allocation Fund                      9
Diversified Equity Fund                          14
Diversified Small Cap Fund                       19
Growth Balanced Fund                             24
Large Company Growth Fund                        29
Moderate Balanced Fund                           33
Description of Principal Investment Risks        38
Portfolio Holdings Information                   42





--------------------------------------------------------------------------------



ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY





Organization and Management of the Funds           43
About Wells Fargo Funds Trust                      43
The Investment Adviser and Portfolio Managers      43
The Sub-Advisers and Portfolio Managers            44
Dormant Investment Advisory Arrangements           45





--------------------------------------------------------------------------------



YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES




Pricing Fund Shares          47
How to Buy Shares            49
How to Sell Shares           51
How to Exchange Shares       53
Account Policies             55





--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS




Distributions                                    56
Taxes                                            56
Master/Gateway (Reg. TM) Structure               57
Financial Highlights                             71
For More Information                     Back Cover






Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.




The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM) STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
12/02/1997
ADMINISTRATOR CLASS
Ticker: NWBEX

INVESTMENT OBJECTIVE
The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in equity securities; and


o  20% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    AGGRESSIVE ALLOCATION FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure (Reg.
TM)" for more information on these master portfolios.




                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                  80%                           65-95%

 FIXED INCOME STYLES            20%                            5-35%



                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                             SUB-ADVISER
 EQUITY STYLES                                   80.00%
  Large Cap Blend Style                                        20.00%
   Index Portfolio                                                         20.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                        20.00%
   Equity Income Portfolio                                                  6.67%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                            6.67%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                   6.66%   Systematic Financial Management, L. P.
  Large Cap Growth Style                                       20.00%
   Disciplined Growth Portfolio                                             4.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         2.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                          14.00%   Peregrine Capital Management, Inc.
  Small Cap Style                                               8.00%
   Emerging Growth Portfolio                                                0.93%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                2.67%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                           1.74%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                            0.26%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                    2.40%   Wells Capital Management Incorporated
  International Style                                          12.00%
   International Value Portfolio                                            3.00%   LSV Asset Management
   International Core Portfolio                                             3.00%   New Star Institutional Managers
   International Index Portfolio                                            3.00%   SSgA Funds Management
   International Growth Portfolio                                           3.00%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                             20.00%
                                               -------
   Managed Fixed Income Portfolio                                          14.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                              4.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                       2.00%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                              100.00%




 6 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






              CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004    2005    2006     2007
24.21%   15.59%   5.07%   -5.84%   -19.44%   27.05%   9.21%   5.27%   14.02%   6.46%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.01%
  Worst Quarter:      Q3    2002      -18.70%



 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                6.46%            12.13%           7.33%
  Returns After Taxes on Distributions/2/             4.07%            10.93%           6.42%
  Returns After Taxes on Distributions and            5.53%            10.11%           6.01%
  Sale of Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 AGGRESSIVE ALLOCATION COMPOSITE INDEX/5/             6.00%            12.72%           6.69%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on December 2, 1997. Prior to April 11,
  2005, the Wells Fargo Advantage Aggressive Allocation Fund - Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund - Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Aggressive Allocation Composite Index is weighted 20% in the Lehman
  Brothers US Aggregate Bond Index, 20% in the Russell 1000 (Reg. TM) Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 (Reg. TM) Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


                                                    AGGRESSIVE ALLOCATION FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.44%
  Acquired Fund Fees and Expenses                          0.51%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.20%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          1.00%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $102
   3 Years                   $361
   5 Years                   $640
  10 Years                 $1,437


 8 AGGRESSIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVCBX

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks total return, consisting primarily of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in fixed income securities; and


o  20% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio also uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                  CONSERVATIVE ALLOCATION FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk

   o Issuer Risk

   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 10 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios as of the date of this Prospectus. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.




                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES            80%                     75-85%

 EQUITY STYLES                  20%                     15-25%



                                             NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                  ALLOCATION                          SUB-ADVISER
 FIXED INCOME STYLES                              80.00%
   Managed Fixed Income Portfolio                                        38.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                               25.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                           11.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                     5.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                    20.00%
                                                -------
  Large Cap Blend Style                                      5.00%
   Index Portfolio                                                        5.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                      5.00%
   Equity Income Portfolio                                                1.67%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                          1.67%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                 1.66%   Systematic Financial Management, L. P.
  Large Cap Growth Style                                     5.00%
   Disciplined Growth Portfolio                                           1.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                       0.50%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                         3.50%   Peregrine Capital Management, Inc.
  Small Cap Style                                            2.00%
   Emerging Growth Portfolio                                              0.23%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                              0.67%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                         0.44%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                          0.06%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                  0.60%   Wells Capital Management Incorporated
  International Style                                        3.00%
   International Value Portfolio                                          0.75%   LSV Asset Management
   International Core Portfolio                                           0.75%   New Star Institutional Managers
   International Index Portfolio                                          0.75%   SSgA Funds Management
   International Growth Portfolio                                         0.75%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                               100.00%






                                                 CONSERVATIVE ALLOCATION FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






        CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                          AS OF 12/31 EACH YEAR
1998     1999    2000     2001    2002     2003    2004    2005    2006    2007
12.44%   4.44%   10.22%   3.29%   -1.48%   9.31%   4.24%   3.08%   6.58%   5.95%








              BEST AND WORST QUARTER
  Best Quarter:          Q4    1998          5.21%
  Worst Quarter:         Q3    2002         -3.36%




 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                5.95%             5.81%           5.74%
  Returns After Taxes on Distributions/2/             4.01%             4.39%           3.95%
  Returns After Taxes on Distributions and            4.27%             4.26%           3.92%
  Sale of Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 CONSERVATIVE ALLOCATION COMPOSITE INDEX/5/           6.52%             6.15%           5.85%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Wells Fargo Advantage Conservative Allocation Fund - Administrator Class was named the Wells Fargo Strategic Income Fund - Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Conservative Allocation Composite Index is weighted 55% in the Lehman
  Brothers U.S. Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 5% in the Russell 1000 (Reg. TM) Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 (Reg. TM) Growth Index, 3% in the MSCI EAFE Index and 2% in the Russell 2000 (Reg. TM) Index.


 12 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.43%
  Acquired Fund Fees and Expenses                          0.37%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.05%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          0.85%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                     $87
   3 Years                   $314
   5 Years                   $560
  10 Years                 $1,265



                                                 CONSERVATIVE ALLOCATION FUND 13

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1988
ADMINISTRATOR CLASS
Ticker: NVDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.


We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 14 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk

   o Index Tracking Risk

   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      DIVERSIFIED EQUITY FUND 15

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.




 INVESTMENT STYLE/PORTFOLIOS                 TARGET ALLOCATION                   SUB-ADVISER
 Large Cap Value Style                              25.00%
  C&B Large Cap Value Portfolio                                        8.33%     Wells Capital Management Incorporated
  Equity Income Portfolio                                              8.33%     Cooke & Bieler, L. P.
  Equity Value Portfolio                                               8.34%     Systematic Financial Management, L.P.
 Large Cap Blend Style                              25.00%
  Index Portfolio                                                     25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                             25.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                     2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                                      17.50%     Peregrine Capital Management, Inc.
 Small Cap Style                                    10.00%
  Emerging Growth Portfolio                                            1.16%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                            3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       2.17%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                                3.00%     Wells Capital Management Incorporated
 International Style                                15.00%
                                                  -------
  International Core Portfolio                                         3.75%     New Star Institutional Managers
  International Growth Portfolio                                       3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                                        3.75%     SSgA Funds Management
  International Value Portfolio                                        3.75%     LSV Asset Management

 TOTAL FUND ASSETS                                 100.00%




 16 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






            CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
22.35%   20.45%   -1.91%   -12.46%   -21.96%   29.43%   10.76%   6.52%   14.21%    5.87%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.88%
  Worst Quarter:      Q3    2002      -19.36%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                        1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                5.87%           13.05%            6.19%
  Returns After Taxes on Distributions/2/             2.85%           11.03%            4.71%
  Returns After Taxes on Distributions an  d          6.29%           10.83%            4.87%
  Sale of Fund Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                           5.49%           12.82%            5.91%
  (reflects no deduction for expenses or
  taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/                5.64%           14.77%            6.60%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. Standard & Poor's,
  S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund. You cannot invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000
  (Reg. TM)//Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM)//Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

                                                      DIVERSIFIED EQUITY FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.44%
  Acquired Fund Fees and Expenses                          0.56%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.25%
  Fee Waivers                                              0.25%
  NET EXPENSES/4/                                          1.00%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                    $102
   3 Years                   $372
   5 Years                   $662
  10 Years                 $1,489



 18 DIVERSIFIED EQUITY FUND

DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: NVDSX

INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                   DIVERSIFIED SMALL CAP FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk

   o Index Tracking Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 20 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.




 INVESTMENT STYLE/PORTFOLIOS                     TARGET ALLOCATION         SUB-ADVISER
  Emerging Growth Portfolio                             16.66%             Wells Capital Management Incorporated
  Small Cap Index Portfolio                             33.33%             Wells Capital Management Incorporated
  Small Company Growth Portfolio                        16.66%             Peregrine Capital Management, Inc.
  Small Company Value Portfolio                          3.35%             Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                 30.00%             Wells Capital Management Incorporated
                                                     --------

 TOTAL FUND ASSETS                                     100.00%




                                                   DIVERSIFIED SMALL CAP FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999    2000     2001    2002      2003     2004     2005    2006      2007
-8.60%   9.85%   11.74%   2.08%   -14.55%   43.93%   19.11%   6.74%   13.20%    -0.79%







            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.57%
  Worst Quarter:      Q3    1998      -23.73%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                         1 YEAR           5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                  -0.79%          15.50%            7.24%
  Returns After Taxes on Distributions/2/               -3.48%          13.63%            6.15%
  Returns After Taxes on Distributions an  d             0.93%          13.05%            5.97%
  Sale of Fund Shares/2/
 RUSSELL 2000 (Reg. TM) INDEX/3/                        -1.57%          16.25%            7.08%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on December 31, 1997. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

 22 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.44%
  Acquired Fund Fees and Expenses                          0.63%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.32%
  Fee Waivers                                              0.12%
  NET EXPENSES/4/                                          1.20%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                    $122
   3 Years                   $406
   5 Years                   $712
  10 Years                 $1,580



                                                   DIVERSIFIED SMALL CAP FUND 23

GROWTH BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVGBX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and


o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 24 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o Smaller Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         GROWTH BALANCED FUND 25

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.




                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                  65%                     50-80%

 FIXED INCOME STYLES            35%                     20-50%



                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                              SUB-ADVISER
 EQUITY STYLES                                   65.00%
  Large Cap Blend Style                                        16.25%
   Index Portfolio                                                          16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                                        16.25%
   Equity Income Portfolio                                                   5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                             5.42%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                    5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                       16.25%
   Disciplined Growth Portfolio                                              3.25%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         1.625%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                          11.375%   Peregrine Capital Management, Inc.
  Small Cap Style                                               6.50%
   Emerging Growth Portfolio                                                 0.76%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                 2.17%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                            1.40%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                             0.22%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                     1.95%   Wells Capital Management Incorporated
  International Style                                           9.75%
   International Value Portfolio                                             2.44%   LSV Asset Management
   International Core Portfolio                                              2.44%   New Star Institutional Managers
   International Index Portfolio                                             2.44%   SSgA Funds Management
   International Growth Portfolio                                            2.43%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                             35.00%
                                               -------
   Managed Fixed Income Portfolio                                           24.50%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                               7.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                        3.50%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                              100.00%






 26 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                            AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004    2005    2006     2007
22.45%   12.38%   7.82%   -2.94%   -15.74%   23.54%   8.07%   4.79%   12.43%   6.56%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.86%
  Worst Quarter:      Q3    2002      -15.61%



 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                        6.56%            10.88%           7.36%
  After Taxes on Distributions/2/                     3.52%             9.18%           5.66%
  After Taxes on Distributions and Sale of            5.86%             8.76%           5.59%
  Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 GROWTH BALANCED COMPOSITE INDEX/5/                   6.24%            11.17%           6.68%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers
  U.S. Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 (Reg. TM) Index.


                                                         GROWTH BALANCED FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.41%
  Acquired Fund Fees and Expenses                          0.47%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.13%
  Fee Waivers                                              0.18%
  NET EXPENSES/4/                                          0.95%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                     $97
   3 Years                   $341
   5 Years                   $605
  10 Years                 $1,359



 28 GROWTH BALANCED FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and


o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    LARGE COMPANY GROWTH FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 30 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






           CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.26%   5.73%   2.23%    7.33%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.64%
  Worst Quarter:      Q1    2001      -22.83%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                         1 YEAR           5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                   7.33%            8.72%           4.99%
  Returns After Taxes on Distributions/2/                7.33%            8.69%           4.85%
  Returns After Taxes on Distributions an  d             4.76%            7.56%           4.33%
  Sale of Fund Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                 11.81%           12.10%           3.83%
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.63%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.48%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/                  1.11%
  Fee Waivers                                              0.16%
  NET EXPENSES/4/                                          0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                     $97
   3 Years                   $337
   5 Years                   $596
  10 Years                 $1,337



 32 LARGE COMPANY GROWTH FUND

MODERATE BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVMBX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and


o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                       MODERATE BALANCED FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 34 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway (Reg. TM)Structure" for more information on these master portfolios.




                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES            60%                     50-70%

 EQUITY STYLES                  40%                     30-50%



                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                             SUB-ADVISER
 FIXED INCOME STYLES                             60.00%
   Managed Fixed Income Portfolio                                          31.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                                 15.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                              9.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                       4.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                   40.00%
                                               -------
  Large Cap Blend Style                                        10.00%
   Index Portfolio                                                         10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                        10.00%
   Equity Income Portfolio                                                  3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                            3.33%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                   3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                       10.00%
   Disciplined Growth Portfolio                                             2.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                         1.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                           7.00%   Peregrine Capital Management, Inc.
  Small Cap Style                                               4.00%
   Emerging Growth Portfolio                                                0.46%   Wells Capital Management Incorporated
   Small Cap Index Portfolio                                                1.33%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                           0.87%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                            0.13%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfoli  o                                    1.21%   Wells Capital Management Incorporated
  International Style                                           6.00%
   International Value Portfolio                                            1.50%   LSV Asset Management
   International Core Portfolio                                             1.50%   New Star Institutional Managers
   International Index Portfolio                                            1.50%   SSgA Funds Management
   International Growth Portfolio                                           1.50%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                              100.00%






                                                       MODERATE BALANCED FUND 35

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






        CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                          AS OF 12/31 EACH YEAR
1998     1999    2000    2001    2002     2003     2004    2005    2006    2007
16.74%   8.03%   9.52%   0.71%   -7.97%   15.66%   5.99%   3.83%   9.28%   6.28%







              BEST AND WORST QUARTER
  Best Quarter:          Q4    1998         10.19%
  Worst Quarter:         Q3    2002         -9.06%



 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                        6.28%             8.13%           6.59%
  After Taxes on Distributions/2/                     3.75%             6.33%           4.56%
  After Taxes on Distributions and Sale of            5.16%             6.22%           4.66%
  Fund Shares/2/
 S&P 500 INDEX/3/                                     5.49%            12.82%           5.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)
 MODERATE BALANCED ALLOCATION COMPOSITE               6.41%             8.36%           6.26%
  INDEX/5/
  (reflects no deduction for expenses or
  taxes)


1 Administrator Class shares incepted on November 11, 1994. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5 The Moderate Balanced Allocation Composite Index is weighted 45% in the
  Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM) Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


 36 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.43%
  Acquired Fund Fees and Expenses                          0.42%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.10%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          0.90%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                     $92
   3 Years                   $330
   5 Years                   $587
  10 Years                 $1,322



                                                       MODERATE BALANCED FUND 37

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the Underlying Funds in which each Portfolio invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 39

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 40 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 41

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.



 42 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments in various master portfolios.




THOMAS C. BIWER, CFA           Mr. Biwer is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund,
Conservative Allocation Fund   Growth Balanced Fund and the Moderate Balanced Fund, all of which he has managed
Diversified Equity Fund        since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a
Diversified Small Cap Fund     member of the Asset Allocation Team. He participates in determining the asset
Growth Balanced Fund           allocations of the Fund's investments in various master portfolios. Prior to joining
Moderate Balanced Fund         Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.

CHRISTIAN L. CHAN, CFA         Mr. Chan is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund,
Conservative Allocation Fund   Growth Balanced Fund and the Moderate Balanced Fund, all of which he has managed
Diversified Equity Fund        since 2005. Mr. Chan has served as a Portfolio Manager for Funds Management since
Diversified Small Cap Fund     2005, and as a member of the firm's asset allocation team and investment team since
Growth Balanced Fund           2002. Mr. Chan participates in determining the asset allocations of the Funds'
Moderate Balanced Fund         investments in various master portfolios. Education: B.A., American Studies, University of California at Los Angeles.

ANDREW OWEN, CFA               Mr. Owen is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund,
Conservative Allocation Fund   Growth Balanced Fund, and Moderate Balanced Fund, all of which he has managed
Diversified Equity Fund        since 2005. He has served as a Portfolio Manager for Funds Management since 2005,
Diversified Small Cap Fund     and has been a member of the asset allocation team and head of investments for
Growth Balanced Fund           Funds Management since 1996. Mr. Owen participates in determining the asset
Moderate Balanced Fund         allocations of the Funds' investments in various master portfolios. Education: B.A.,
                               University of Pennsylvania; M.B.A., University of Michigan.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.
--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                            President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.

 44 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.



--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.




DOUG BEATH                     Mr. Beath is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, all
Conservative Allocation Fund   of which he has managed since 2006. Mr. Beath joined Wells Capital Management in
Growth Balanced Fund           July 2006 as a portfolio manager with the Quantitative Asset Management Team. From
Moderate Balanced Fund         2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to
                               2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts,
                               University of Michigan; M.B.A., Fordham University.

GALEN G. BLOMSTER, CFA         Mr. Blomster is jointly responsible for managing the Aggressive Allocation,
Aggressive Allocation Fund     Conservative Allocation, Growth Balanced Fund and the Moderate Balanced Fund,
Conservative Allocation Fund   which he has managed since 1989. He joined Wells Capital Management as Vice
Growth Balanced Fund           President and Director of Research from Norwest Investment Management, where he
Moderate Balanced Fund         served as a Portfolio Manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from
                               Wells Capital Management in April 2007, and rejoined the firm in October 2007 as a
                               Principal and Senior Advisor serving in an advisory capacity on the Quantitative
                               Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team's quantitative models. Education: B.S.,
                               Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D., Purdue
                               University.

JEFFREY P. MELLAS              Mr. Mellas is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund   Fund, all of which he has managed since 2003. Mr. Mellas joined Wells Capital
Growth Balanced Fund           Management in 2003 as Managing Director of Quantitative Asset Management and
Moderate Balanced Fund         Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr.
                               Mellas was with Alliance Capital Management since 1995, as Vice President and Global
                               Portfolio Strategist. Education: B.A., Economics, University of Minnesota; M.B.A., Finance
                               and International Business, New York University. Additional studies: International
                               Management Program at H-ute Etudes Commer-iales, Paris, France, and Universit- de
                               Valery, Montpellier, France.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45
portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

 46 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of the Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.



In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 47

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.



In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).



Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.



In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.


More information on the FINRA member firms that have received such payments is available in the Statement of Additional Information.



 48 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

401(K) plan administrators can open a 401(K) plan account through the Fund's Administrator Class shares. Administrator Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund.


MINIMUM INVESTMENTS
Institutions are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived or reduced for certain Institutions.



 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------- ----------------------------------------------- --------------------------------------
 Through Your Investment     Contact your investment representative          Contact your investment
                            -----------------------------------------------  representative
 Representative
---------------------------                                                 --------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                             telephone or internet unless the financial      shares in a new Fund:
                             intermediary has another Wells Fargo            o Call Investor Services at 1-800-
                             Advantage Fund account. If the institution      222-8222 or
                             does not currently have an account, contact
                             your investment representative.                 o Call 1-800-368-7550 for the
                                                                             automated phone system or

                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
---------------------------  ----------------------------------------------- --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
                                                                             your bank or financial institution to
                            o Complete and sign the Administrator Class      use the same wire instructions
                            account application                              shown to the left.
                            o Call Investor Services at 1-800-222-8222 for
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------- ----------------------------------------------- --------------------------------------
 In Person                   Investors are welcome to visit the Investor     See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.

--------------------------- ----------------------------------------------- --------------------------------------

                                                            HOW TO BUY SHARES 49

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of the Fund and its shareholders.


o DIVIDEND EARNINGS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


 50 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.




 INSTITUTIONS SELLING SHARES DIRECTLY      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ---------------------------------------------------------------------
 By Telephone /                            o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)          1-800-222-8222 or use the automated phone system at

                                          1-800-368-7550.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
----------------------------------------- --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.

                                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                          o Redemption proceeds are usually wired to the financial
                                          intermediary the following business day.
----------------------------------------- ---------------------------------------------------------------------
 By Internet                               Visit our Web site at www.wellsfargo.com/advantagefunds.


-----------------------------------------  ---------------------------------------------------------------------
 In Person                                 Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                           53051.
----------------------------------------- --------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability



                                                           HOW TO SELL SHARES 51
     to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



 52 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.



o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES



The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.


Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares



                                                       HOW TO EXCHANGE SHARES 53
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.



 54 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 55

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, make distributions of any net investment income annually and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



As long as you hold Fund shares through a 401(k) Plan, you will only be taxed on your investment through such 401(k) Plan. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the 401(k) Plan to you. Please consult your own tax adviser regarding the tax consequences to you of holding Fund shares through a 401(k) Plan.



 56 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------


The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.



 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                    (current income and capital appreciation), consistent with minimizing risk to principal.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES:  We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth.
                                   We invest in a portfolio of securities with an average market capitalization greater than
                                   $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                   Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.


 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small- capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                   We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

 58 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                              Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


 EQUITY VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                              Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.



                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                               correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.

                               A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                               100% correlation is not feasible. Our ability to track the performance of the S&P 500
                               Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.

                               Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 INFLATION-PROTECTED BOND       INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                     capital appreciation, while providing protection against inflation.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                               Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                               We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

 60 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL CORE PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                     These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                     We follow a two-phase investment process. In the first phase, we conduct bottom-
                                     up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                     methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                     Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 61

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.

                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 62 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                    We use a quantitative investment model to make investment decisions for the
                                    Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                    "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                    term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                          PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In making investment decisions for the Portfolio, we consider companies in the
                                    Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 63

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                           10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                           capitalization companies as those with market capitalizations of $3 billion or more.
                           We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                           In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                           dominance in their niche or industry; low cost producers; low levels of leverage;
                           potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

 MANAGED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO                 investing in investment grade intermediate term securities.
                           PRINCIPAL INVESTMENT STRATEGY: The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.

                           We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.

                           We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average maturity to be between 3 and 12 years with duration between 2 and 6 years.

                           While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                           in securities of supranational organizations; and in municipal securities.

 64 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.

                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 SMALL COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 65

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

 STABLE INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.

                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                 denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                 grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                 Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

                                 We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.


 66 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.

                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.

                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.

                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 67

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE        The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)            disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.

                                  Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.

                                  We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

 TOTAL RETURN BOND PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.

                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                  and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                  dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.

                                  We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                  From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


 68 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.


--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

--------------------------------------------------------------------------------
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.


--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. For additional information regarding Galliard, see "The Sub-Advisers and Portfolio Managers" sub-section.



--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.


--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.



--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.



                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 69

--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the Portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.

--------------------------------------------------------------------------------

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth, Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.


 70 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.



                                                         FINANCIAL HIGHLIGHTS 71

AGGRESSIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 2, 1997
For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007             2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $15.32          $14.57            $13.09            $11.85             $9.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.23            0.22              0.19              0.14              0.10
  Net realized and
   unrealized gain (loss)
   on investments                     2.39            1.08              1.45              1.26              2.00
                                  --------        --------          --------          --------           -------
  Total from investment
   operations                         2.62            1.30              1.64              1.40              2.10
                                  --------        --------          --------          --------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)          (0.20)            (0.16)            (0.16)            (0.16)
  Distributions from net
   realized gain                     (0.84)          (0.35)             0.00              0.00              0.00
                                  --------        --------          --------          --------           -------
  Total distributions                (1.02)          (0.55)            (0.16)            (0.16)            (0.16)
                                  --------        --------          --------          --------           -------
 NET ASSET VALUE, END OF
PERIOD                              $16.92          $15.32            $14.57            $13.09            $11.85
                                  ========        ========          ========          ========          ========
 TOTAL RETURN/1/                     17.79%           9.14%            12.61%            11.82%            21.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $273,273        $223,488          $196,484          $170,383          $131,760
  Ratio of net investment
   income (loss) to
   average net assets/2/              1.55%           1.55%             1.42%             1.14%             1.20%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.20%           1.20%/3/          1.12%/3/          1.02%/3/          1.13%/3/
  Waived fees and
   reimbursed expenses/2/            (0.20)%         (0.20)%           (0.12)%           (0.02)%           (0.13)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2,3/                      1.00%           1.00%             1.00%             1.00%             1.00%
  Portfolio turnover rate/4/            58%             61%               64%               42%               43%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



 72 FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007             2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $19.74          $19.78            $19.48            $19.23            $18.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.70            0.67              0.54              0.44              0.46
  Net realized and
   unrealized gain (loss)
   on investments                     0.84            0.30              0.40              0.46              1.00
                                  --------        --------          --------          --------          --------
  Total from investment
   operations                         1.54            0.97              0.94              0.90              1.46
                                  --------        --------          --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.64)          (0.63)            (0.41)            (0.51)            (0.60)
  Distributions from net
   realized gain                     (0.29)          (0.38)            (0.23)            (0.14)            (0.05)
                                  --------        --------          --------          --------          --------
  Total distributions                (0.93)          (1.01)            (0.64)            (0.65)            (0.65)
                                  --------        --------          --------          --------          --------
 NET ASSET VALUE, END OF
PERIOD                              $20.35          $19.74            $19.78            $19.48            $19.23
                                  ========        ========          ========          ========          ========
 TOTAL RETURN/1/                      8.05%           5.14%             4.91%             4.74%             8.17%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $615,216        $515,658          $442,285          $412,341          $381,254
  Ratio of net investment
   income (loss) to
   average net assets/2/              3.75%           3.69%             2.78%             2.32%             2.78%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.05%           1.04%/3/          1.01%/3/          0.90%/3/          0.97%/3/
  Waived fees and
   reimbursed expenses/2/            (0.20)%         (0.19)%           (0.16)%           (0.05)%           (0.15)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2,3/                      0.85%           0.85%             0.85%             0.85%             0.82%
  Portfolio turnover rate/4/            91%            106%              102%               72%               73%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 73

DIVERSIFIED EQUITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                 2007             2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $40.46           $41.98           $39.96           $35.64           $29.04
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.33/1/          0.32/1/          0.39/1/             0.26             0.24
  Net realized and
   unrealized gain (loss)
   on investments                         6.33             3.33             5.22             4.39             6.57
                                     ---------        ---------        ---------         --------         --------
  Total from investment
   operations                             6.66             3.65             5.61             4.65             6.81
                                     ---------        ---------        ---------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.30)           (0.21)           (0.40)           (0.33)           (0.21)
  Distributions from net
   realized gain                         (3.79)           (4.96)           (3.19)            0.00             0.00
                                     ---------        ---------        ---------         --------         --------
  Total distributions                    (4.09)           (5.17)           (3.59)           (0.33)           (0.21)
                                     ---------        ---------        ---------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                  $43.03           $40.46           $41.98           $39.96           $35.64
                                     =========        =========        =========         ========         ========
 TOTAL RETURN/2/                         17.41%            9.30%           14.57%           13.08%           23.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,084,181       $1,145,044       $1,180,748       $1,178,146       $1,152,692
  Ratio of net investment
   income (loss) to
   average net assets/3/                  0.81%            0.82%            0.96%            0.61%            0.67%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/               1.25%            1.24%            1.15%            1.04%            1.17%
  Waived fees and
   reimbursed expenses/3/                (0.25)%          (0.24)%          (0.15)%          (0.04)%          (0.17)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                          1.00%            1.00%            1.00%            1.00%            1.00%
  Portfolio turnover rate/5,6/              36%              35%              42%              32%              32%



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



 74 FINANCIAL HIGHLIGHTS

DIVERSIFIED SMALL CAP FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1997

For a share outstanding throughout each period


                                     SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                 2007            2006            2005            2004           2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $14.66          $14.97          $13.41          $11.32          $8.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.03)          (0.02)          (0.02)          (0.04)         (0.01)
  Net realized and
   unrealized gain (loss)
   on investments                        1.96            1.01            2.63            2.21           2.71
                                     --------        --------        --------        --------        -------
  Total from investment
   operations                            1.93            0.99            2.61            2.17           2.70
                                     --------        --------        --------        --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            0.00            0.00            0.00           0.00
  Distributions from net
   realized gain                        (1.70)          (1.30)          (1.05)          (0.08)         (0.08)
                                     --------        --------        --------        --------        -------
  Total distributions                   (1.70)          (1.30)          (1.05)          (0.08)         (0.08)
                                     --------        --------        --------        --------        -------
 NET ASSET VALUE, END OF
PERIOD                                 $14.89          $14.66          $14.97          $13.41         $11.32
                                     ========        ========        ========        ========       ========
 TOTAL RETURN/1/                        13.75%           6.93%          20.09%          19.23%         31.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $757,352        $679,774        $564,318        $441,080       $285,650
  Ratio of net investment
   income (loss) to
   average net assets/2/                (0.21)%         (0.14)%         (0.17)%         (0.33)%        (0.13)%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/              1.36%           1.31%           1.26%           1.21%          1.27%
  Waived fees and
   reimbursed expenses/2/               (0.16)%         (0.11)%         (0.07)%         (0.01)%        (0.10)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2,3/                         1.20%           1.20%           1.19%           1.20%          1.17%
  Portfolio turnover rate/4,5/             67%             63%             75%             75%            84%



1 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


2 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



                                                         FINANCIAL HIGHLIGHTS 75

GROWTH BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                    SEPT. 30,         SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:               2007               2006                2005                2004                2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $30.98            $30.76              $28.41              $26.34              $22.65
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.70              0.62                0.56             0.45/1/                0.35
  Net realized and
   unrealized gain (loss)
   on investments                       3.99              1.85                2.50                2.25                3.80
                                    --------          --------            --------           ---------            --------
  Total from investment
   operations                           4.69              2.47                3.06                2.70                4.15
                                    --------          --------            --------           ---------            --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.60)            (0.54)              (0.50)              (0.63)              (0.46)
  Distributions from net
   realized gain                       (1.78)            (1.71)              (0.21)               0.00                0.00
                                    --------          --------            --------           ---------            --------
  Total distributions                  (2.38)            (2.25)              (0.71)              (0.63)              (0.46)
                                    --------          --------            --------           ---------            --------
 NET ASSET VALUE, END OF
PERIOD                                $33.29            $30.98              $30.76              $28.41              $26.34
                                    ========          ========            ========           =========            ========
 TOTAL RETURN/2/                       15.84%             8.40%              10.87%              10.31%              18.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $1,804,249         $1,919,297          $1,848,078          $1,738,782          $1,415,216
  Ratio of net investment
   income (loss) to
   average net assets/3/                2.12%             2.13%               1.84%               1.59%               1.69%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/               1.14%             1.12%/4/            1.07%/4/            0.95%/4/            1.05%/4/
  Waived fees and
   reimbursed expenses/3/              (0.19)%           (0.17)%             (0.12)%             (0.01)%             (0.11)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                        0.95%             0.95%               0.95%               0.94%               0.94%
  Portfolio turnover rate/5/              75%               80%                 80%                 51%                 53%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.



 76 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                 2007                2006                2005                2004                2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $47.67             $47.24               $42.73             $41.67               $32.65
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.09/1/              (0.09)/1/          0.21/1/              (0.16)/1/            (0.16)
  Net realized and
   unrealized gain (loss)
   on investments                         8.25               0.63                 4.37               1.22                 9.18
                                     ---------           -----------         ---------           -----------          --------
  Total from investment
   operations                             8.34               0.54                 4.58               1.06                 9.02
                                     ---------           -----------         ---------           -----------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00              (0.11)               (0.07)              0.00                 0.00
  Distributions from net
   realized gain                          0.00               0.00                 0.00               0.00                 0.00
  Distributions in excess of
   realized gain                          0.00               0.00                 0.00               0.00                 0.00
                                     ---------           -----------         ---------           -----------          --------
  Total distributions                     0.00              (0.11)               (0.07)              0.00                 0.00
                                     ---------           -----------         ---------           -----------          --------
 NET ASSET VALUE, END OF
PERIOD                                  $56.01             $47.67               $47.24             $42.73               $41.67
                                     =========           ===========         =========           ===========          ========
 TOTAL RETURN/2/                         17.50%              1.12%               10.73%              2.57%               27.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,148,716          $1,481,399          $1,850,677          $1,975,616          $1,761,429
  Ratio of net investment
   income (loss) to
   average net assets/3/                  0.18%             (0.20)%               0.46%             (0.35)%              (0.44)%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/               1.13%              1.04%                1.01%              0.95%                1.05%
  Waived fees and
   reimbursed expenses/3/                (0.18)%            (0.09)%              (0.06)%            (0.01)%              (0.09)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                          0.95%              0.95%                0.95%              0.94%                0.96%
  Portfolio turnover rate/5,6/              10%                 6%                  18%                14%                  13%



1 Calculated based upon average shares outstanding.


2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 77

MODERATE BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:              2007             2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $22.08          $22.32            $21.76            $21.09            $19.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                          0.67/1/            0.64              0.52              0.42              0.44
  Net realized and
   unrealized gain (loss)
   on investments                     1.77            0.78              1.10              1.10              2.02
                                 ---------        --------          --------          --------          --------
  Total from investment
   operations                         2.44            1.42              1.62              1.52              2.46
                                 ---------        --------          --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.64)          (0.56)            (0.41)            (0.64)            (0.64)
  Distributions from net
   realized gain                     (0.98)          (1.10)            (0.65)            (0.21)            (0.20)
                                 ---------        --------          --------          --------          --------
  Total distributions                (1.62)          (1.66)            (1.06)            (0.85)            (0.84)
                                 ---------        --------          --------          --------          --------
 NET ASSET VALUE, END OF
PERIOD                              $22.90          $22.08            $22.32            $21.76            $21.09
                                 =========        ========          ========          ========          ========
 TOTAL RETURN/2/                     11.59%           6.68%             7.57%             7.28%            12.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $533,729        $558,601          $557,564          $544,698          $512,460
  Ratio of net investment
   income (loss) to
   average net asset/3/               3.00%           2.98%             2.34%             1.97%             2.25%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.10%           1.09%/4/          1.04%/4/          0.92%/4/          1.03%/4/
  Waived fees and
   reimbursed expenses/3/            (0.20)%         (0.19)%           (0.14)%           (0.02)%           (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3,4/                      0.90%           0.90%             0.90%             0.90%             0.89%
  Portfolio turnover rate/5/            82%             93%               91%               62%               64%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.^


 78 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                           028K401 / P1310 02-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2008



                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222


                WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND
                  WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
                      WELLS FARGO ADVANTAGE BALANCED FUND
               WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND
                   WELLS FARGO ADVANTAGE GROWTH BALANCED FUND
                  WELLS FARGO ADVANTAGE MODERATE BALANCED FUND


       CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INVESTOR CLASS



     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Effective at the close of business on February 14, 2008, Class B shares of the Asset Allocation, Growth Balanced and Moderate Balanced Funds will be closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. Prior to April 11, 2005, the Administrator Class of each Fund (except for the Balanced Fund) was named the Institutional Class.





FUND                             CLASSES A, B*, C        ADMINISTRATOR CLASS        INVESTOR CLASS
 Aggressive Allocation                                            o
 Asset Allocation                        o                        o
 Balanced                                                                                 o
 Conservative Allocation                                          o
 Growth Balanced                         o                        o
 Moderate Balanced                       o                        o



* Effective on the close of business February 14, 2008, Class B shares of each of the Funds were closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2007 are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.


     ALOS/FASAI11 (02/08)

License Information about the S&P 500 Index
-------------------------------------------


     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").


     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.


     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS



                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              26
 Trustees and Officers                                                  26
 Investment Adviser                                                     29
 Investment Sub-Adviser                                                 31
 Investment Sub-Advisers - Master Portfolios                            32
 Portfolio Managers                                                     34
 Administrator                                                          38
 Distributor                                                            39
DISTRIBUTION FEES                                                       40
 Shareholder Servicing Agent                                            40
 Custodian                                                              41
 Fund Accountant                                                        41
 Transfer and Distribution Disbursing Agent                             41
 Underwriting Commissions                                               41
 Code of Ethics                                                         42
DETERMINATION OF NET ASSET VALUE                                        42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          42
PORTFOLIO TRANSACTIONS                                                  45
FUND EXPENSES                                                           48
FEDERAL INCOME TAXES                                                    48
PROXY VOTING POLICIES AND PROCEDURES                                    56
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       58
CAPITAL STOCK                                                           59
OTHER INFORMATION                                                       64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           64
FINANCIAL INFORMATION                                                   64
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.



     Except for the Balanced Fund, the Funds were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The Balanced Fund described in this SAI was created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company. The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.



WELLS FARGO ADVANTAGE FUND                           PREDECESSOR FUNDS
---------------------------------------------------- -----------------------------------------------------------
Wells Fargo Advantage Aggressive Allocation Fund     Norwest Advantage Aggressive Balanced-Equity Fund
Wells Fargo Advantage Asset Allocation Fund          Stagecoach Asset Allocation Fund, Stagecoach Balanced Fund
Wells Fargo Advantage Balanced Fund                  Strong Balanced Fund
Wells Fargo Advantage Conservative Allocation Fund   Norwest Advantage Strategic Income Fund
Wells Fargo Advantage Growth Balanced Fund           Norwest Advantage Growth Balanced Fund
Wells Fargo Advantage Moderate Balanced Fund         Norwest Advantage Moderate Balanced Fund

     The AGGRESSIVE ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Advantage Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002. The Fund changed its name from the Strategic Growth Allocation Fund to the Aggressive Allocation Fund effective April 11, 2005.


     The ASSET ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.



     The BALANCED FUND commenced operations on April 11, 2005, as successor to the Strong Balanced Fund. The predecessor Strong Balanced Fund commenced operations on December 30, 1981. The predecessor Fund changed its name from the Strong Asset Allocation Fund to the Strong Balanced Fund effective June 23, 2000.


     The CONSERVATIVE ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Norwest Advantage Strategic Income Fund. The predecessor Norwest Advantage Strategic Income Fund commenced operations on April 30, 1989. The Fund changed its name from the Strategic Income Fund to the Conservative Allocation Fund effective April 11, 2005.


     The GROWTH BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Advantage Growth Balanced Fund commenced operations on April 30, 1989.


     The MODERATE BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Advantage Moderate Balanced Fund commenced operations on April 30, 1989.


Fundamental Investment Policies
-------------------------------


     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund reserves the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;


     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;



     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


Non-Fundamental Investment Policies
-----------------------------------


     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.



     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.



     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.



     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.



     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.


     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:


     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


General
-------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS



     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. The Funds is subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.



DEBT SECURITIES
----------------


Asset-Backed Securities
-----------------------



     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.


     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.


     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.


     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.



Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


Bonds
-----


     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.


     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


Collateralized Debt Obligations
-------------------------------



     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.


     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.


     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.


     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.


     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the Securities and Exchange Commission (the "SEC"). As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").


     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.


     In addition to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectuses, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities;
(ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and
(iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper
----------------



     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.



Convertible Securities
-----------------------


     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.



     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.


Corporate Debt Securities.
--------------------------



     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.


Custodial Receipts for Treasury Securities
------------------------------------------


     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.



     Fixed-Income Securities.
     -----------------------


     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.

Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.


     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.


Funding Agreements
------------------


     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").


Guaranteed Investment Contracts
-------------------------------


     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.


High Yield Securities
----------------------


     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.


     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.



     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.


Inflation-Protected Debt Securities
------------------------------------


     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.


     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.


     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.


     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.


     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.


Loan Participations
-------------------


     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.


Money Market Instruments
------------------------



     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.



     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------



     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.


     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.


     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.


     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.


     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.


     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.


     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.


     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.


     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.


     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.



Municipal Notes
----------------


     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.


     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.


     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.


     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.



     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Municipal Securities
---------------------


     STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.


     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.


Preferred Securities
--------------------


     The Funds may invest in securities that are known as "preferred securities" or "hybrid securities". These securities are deemed to be debt obligations although they may have one or more characteristics found in equity securities (E.G., no stated maturity date). The Fund will treat such preferred securities as corporate debt obligations so long as it has some combination of the following characteristics: the security pays interest; the security is priced relative to a U.S. Treasury security; the security is rated by one or more of the Nationally Recognized Statistical Rating Organizations; the security is callable; the security is issued by a corporation or similar for-profit entity; and/or other factors.



Stripped Securities
--------------------


     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.


     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Supranational Agency Securities
-------------------------------


     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


Synthetic Convertible Securities
--------------------------------


     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


U.S. Government Obligations
---------------------------



     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.


     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------


     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.



DERIVATIVES
-----------



     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.


     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives, including those traded in the over-the-counter market, are often subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.


     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.


     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.


     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.


     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.



Derivative Securities
---------------------



     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.


     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).


     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.


     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.


     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.


Futures and Options Contracts
-----------------------------



     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).


     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.



     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.


     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.


     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.


     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).


     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.


     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.



     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.



     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.



     Below is a description of some of the types of futures and options in which a Fund may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.


     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


Swap Agreements and Swaptions
-----------------------------


     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.


     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.


     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).


     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.


     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.


     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.


     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.


     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.


     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.


     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------



Emerging Market Securities
--------------------------



     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.



     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.


     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.



Foreign Obligations and Securities
-----------------------------------



     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.



     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.



     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.


     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.



     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.



     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The

Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     Participation Notes. The Funds may purchase participation notes, also
     -------------------
known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.



     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.


EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.


Initial Public Offerings
------------------------


     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.



Smaller Company Securities
--------------------------


     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).



     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.



     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.



OTHER INVESTMENTS AND TECHNIQUES
---------------------------------


Borrowing
----------


     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.


Closed-End Investment Companies
-------------------------------


     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Interest Rate Protection Transactions
--------------------------------------


     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.


     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.


Loans of Portfolio Securities
-----------------------------



     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.



     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------



     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.



     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


Privately Issued Securities
---------------------------



     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).



Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.



     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer.



     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."


Trustees and Officers
---------------------


     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.



     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.



     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.



                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Education Consultant to the Director of the Institute for              N/A
                           since 1987           Executive Education of the Babcock Graduate School of
                                                Management of Wake Forest University. Prior thereto, the
                                                Thomas Goho Chair of Finance of Wake Forest University,
                                                Calloway School of Business and Accountancy, from
                                                2006-2007 and Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 54        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
1   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.



     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.



     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.



     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2007, the Trustees received the following compensation:



                               COMPENSATION TABLE

                      FISCAL YEAR ENDED SEPTEMBER 30, 2007





                               INTERESTED
                               TRUSTEE                                      INDEPENDENT TRUSTEES
                               J. TUCKER        THOMAS S.        PETER G.        OLIVIA          TIMOTHY J.        DONALD C.
FUND                           MORSE            GOHO             GORDON          MITCHELL        PENNY             WILLEKE
Aggressive Allocation           $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Asset Allocation                $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Balanced                        $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Conservative Allocation         $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Growth Balanced                 $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Moderate Balanced               $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/             $173,000         $188,000         $211,500        $173,000         $173,000         $173,000


------

1   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Funds' fiscal year end (consisting of 149 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.



           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2007





                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA           TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
Aggressive Allocation      $0               $      0         $0               $0               $      0         $0
                                            $50,001-
Asset Allocation           $0               $100,000         $0               $0               $      0         $0
Balanced                   $0               $      0         $0               $0               $      0         $0
Conservative Allocation    $0               $      0         $0               $0               $      0         $0
                                                                                               $50,001-
Growth Balanced            $0               $      0         $0               $0               $100,000         $0
Moderate Balanced          $0               $      0         $0               $0               $      0         $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------

/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 149 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------



     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.



     The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.


     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:





FUND                         FEE EFFECTIVE 8/1/04
 Asset Allocation        First $500M         0.65%
                          Next $500M         0.60%
                           Next $2B          0.55%
                           Next $2B         0.525%
                           Over $5B          0.50%
 Balanced                First $500M         0.65%
                          Next $500M         0.60%
                           Next $2B          0.55%
                           Next $2B         0.525%
                           Over $5B          0.50%



     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.



                                  ADVISORY FEES          MASTER LEVEL
GATEWAY                          (MAXIMUM ASSET            DORMANT
BLENDED FUNDS                   ALLOCATION FEES)        ADVISORY FEES*
Aggressive Allocation                  0.25%                 0.56%
Conservative Allocation                0.25%                 0.48%
Growth Balanced                        0.25%                 0.54%
Moderate Balanced                      0.25%                 0.50%

------

* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect the maximum blended fee rate based on each Fund's percentage investment in the master portfolios as of January 31, 2008.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:




                                  YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                    9/30/07                     9/30/06                     9/30/05
                                             FEES                        FEES                        FEES
FUND                        FEES PAID       WAIVED      FEES PAID       WAIVED      FEES PAID       WAIVED
Aggressive Allocation      $  117,078    $  513,807    $  193,480    $  172,495    $  470,986    $  224,624
Asset Allocation           $5,611,303    $1,231,991    $1,266,978    $1,154,883    $7,216,407    $  930,240
Conservative Allocation    $  248,212    $1,165,863    $   59,447    $   44,175    $5,005,483    $2,400,853
Growth Balanced            $1,399,313    $3,771,767    $1,111,821    $  910,279    $1,410,106    $  783,199
Moderate Balanced          $  287,290    $1,090,808    $  388,715       331,794    $1,108,103    $  690,278


     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolio of the Balanced Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolio of the Fund pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolio of the Fund. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: a monthly fee at an annual rate of 0.60% on the first $35 million of assets and 0.55% on all assets thereafter of the predecessor portfolio's average daily net assets. The table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the fiscal periods indicated below, the Fund or its predecessor portfolio paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.




                 YEAR ENDED             PERIOD ENDED            PERIOD ENDED             YEAR ENDED
                   9/30/07                 9/30/06                9/30/05*                12/31/04
              FUNDS MANAGEMENT        FUNDS MANAGEMENT        FUNDS MANAGEMENT              SCM
                           FEES                    FEES                    FEES                   FEES
FUND        FEES PAID     WAIVED    FEES PAID     WAIVED    FEES PAID     WAIVED    FEES PAID    WAIVED
Balanced    $428,557    $411,977    $519,915    $359,211    $681,562    $187,934    $897,602    $31,547


------
* For the Interim Period, the predecessor portfolio of the Fund paid Funds Management $230,947 and waived $14,429 in advisory fees under an interim investment management agreement. The Fund paid Funds Management $450,615 and waived $173,505 in advisory fees after the Interim Period through September 30, 2005 under the current advisory agreement.


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------



     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.



     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.



                                                                 FEE
                                                         EFFECTIVE PRIOR TO                    FEE
FUND                            SUB-ADVISER                    1/1/06                    EFFECTIVE 1/1/06
 Asset Allocation        Wells Capital Management      $0-1B            0.15%      First $100M           0.15%
                                                        >$1B            0.10%       Next $100M          0.125%
                                                                                    Over $200M           0.10%
 Balanced                Wells Capital Management      $0-1B            0.25%      First $100M           0.25%
                                                        >$1B            0.20%       Next $100M           0.20%
                                                                                    Over $200M           0.15%

     For providing investment sub-advisory services, including asset allocation services, to the Aggressive Allocation, Conservative Allocation, Growth Balanced, and Moderate Balanced Funds, Wells Capital Management is entitled to receive an annual fee as a percentage of each Fund's daily net assets as follows:



FUND                                         FEE
 Aggressive Allocation          First $250M        0.10%
 Conservative Allocation         Over $250M        0.05%
 Growth Balanced
 Moderate Balanced

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolio of the Fund pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.



FUND                     SUB-ADVISER                       FEE
 Balanced         Wells Capital Management       $0-1B             0.25%
                                                  >$1B             0.20%

     Prior to January 1, 2005, WCM had not entered into any sub-advisory agreements with respect to the predecessor portfolio of the Fund.

Investment Sub-Advisers - Master Portfolios
-------------------------------------------


     Aggressive Allocation, Conservative Allocation, Growth Balanced and
     -------------------------------------------------------------------
Moderate Balanced Funds. Funds Management has engaged Artisan Partners Limited
-----------------------
Partnership ("Artisan"), SSgA Funds Management ("SSgA"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, L.P. ("C&B"), Galliard Capital Management, Inc. ("Galliard"), an affiliate of Funds Management, LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), an affiliate of Funds Management, Smith Asset Management Group ("Smith"), an affiliate of Funds Management, Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the master portfolios' blended assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the master portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.



     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.




MASTER PORTFOLIO                                   SUB-ADVISER                          FEE
 C&B Large Cap Value Portfolio                         C&B                 First $250M            0.45%
                                                                            Next $250M            0.40%
                                                                            Next $250M            0.35%
                                                                            Over $750M            0.30%
 Disciplined Growth Portfolio                         Smith                First $200M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Emerging Growth Portfolio                  Wells Capital Management       First $100M            0.55%
                                                                            Next $100M            0.50%
                                                                            Over $200M            0.40%
 Equity Income Portfolio                    Wells Capital Management       First $100M            0.35%
                                                                            Next $100M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Equity Value Portfolio                            Systematic              First $150M            0.30%
                                                                            Next $200M            0.20%
                                                                            Next $400M            0.15%
                                                                            Next $250M            0.13%
                                                                             Over $1B             0.10%
 Index Portfolio                            Wells Capital Management       First $100M            0.05%
                                                                            Next $100M            0.03%
                                                                            Over $200M            0.02%
 Inflation-Protected Bond Portfolio         Wells Capital Management       First $100M            0.20%
                                                                            Next $200M           0.175%
                                                                            Next $200M            0.15%
                                                                            Over $500M            0.10%
 International Core Portfolio                       New Star                First $50M            0.35%
                                                                            Next $500M            0.29%
                                                                            Over $550M            0.20%

                                                                             First $250M          0.70%
International Growth Portfolio                        Artisan                 Over $250M          0.50%
 International Index Portfolio                         SSgA                 First $100M            0.08%
                                                                             Over $100M            0.06%
 International Value Portfolio                          LSV                 First $150M            0.35%
                                                                             Next $350M            0.40%
                                                                             Next $250M            0.35%
                                                                             Next $250M           0.325%
                                                                              Over $1B             0.30%
 Large Cap Appreciation Portfolio                     Cadence               First $250M            0.30%
                                                                             Next $250M            0.20%
                                                                             Next $500M            0.15%
                                                                              Over $1B             0.10%
 Large Company Growth Portfolio                      Peregrine               First $25M            0.55%
                                                                             Next $25M             0.45%
                                                                             Next $100M            0.40%
                                                                             Next $125M            0.35%
                                                                             Over $275M            0.30%
 Managed Fixed Income Portfolio*                     Galliard               First $500M            0.10%
                                                                              Next $1B             0.05%
                                                                             Over $1.5B            0.03%
 Small Cap Index Portfolio                   Wells Capital Management       First $100M            0.05%
                                                                             Next $100M            0.03%
                                                                             Over $200M            0.02%
 Small Company Growth Portfolio                      Peregrine               First $50M            0.90%
                                                                             Next $130M            0.75%
                                                                             Next $160M            0.65%
                                                                             Next $345M            0.50%
                                                                             Next $50M             0.52%
                                                                             Over $735M            0.55%
 Small Company Value Portfolio                       Peregrine              First $175M            0.50%
                                                                             Over $175M            0.75%
 Stable Income Portfolio*                            Galliard               First $500M            0.10%
                                                                              Next $1B             0.05%
                                                                             Over $1.5B            0.03%
 Strategic Small Cap Value Portfolio         Wells Capital Management       First $200M            0.45%
                                                                             Over $200M            0.40%
 Total Return Bond Portfolio                 Wells Capital Management       First $100M            0.20%
                                                                             Next $200M           0.175%
                                                                             Next $200M            0.15%
                                                                             Over $500M            0.10%


------
* Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------



     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.




FUND                      SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Aggressive Allocation     Funds Management            Thomas C. Biwer, CFA
Conservative Allocation                               Christian L. Chan, CFA
Growth Balanced                                       Andrew Owen, CFA
Moderate Balanced
Aggressive Allocation     Wells Capital Management    Doug Beath
Conservative Allocation                               Galen G. Blomster, CFA
Growth Balanced                                       Jeffrey P. Mellas
Moderate Balanced
Asset Allocation          Wells Capital Management    Galen G. Blomster, CFA
                                                      Gregory T. Genung, CFA
                                                      Jeffrey P. Mellas
Balanced                  Wells Capital Management    Gary J. Dunn, CFA
                                                      W. Frank Koster
                                                      Robert M. Thornburg

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."




                                 REGISTERED             OTHER POOLED
                            INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                             NUMBER      TOTAL      NUMBER       TOTAL       NUMBER       TOTAL
                               OF        ASSETS       OF         ASSETS        OF        ASSETS
PORTFOLIO MANAGER*          ACCOUNTS    MANAGED    ACCOUNTS     MANAGED     ACCOUNTS     MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA          1        $ 68.7M       0        $       0        4       $   2.2M
 Christian L. Chan, CFA        1        $ 68.7M       0        $       0        1       $   0.2M
 Andrew Owen, CFA              1        $ 68.7M       0        $       0        2       $130,000
WELLS CAPITAL MANAGEMENT
 Doug Beath                    6        $1,873M       0        $       0       12       $ 5,132M
 Galen G. Blomster, CFA        6        $1,873M       1        $    557M        0       $      0
 Gary J. Dunn, CFA             0        $     0       1       $    79.5M       24       $ 605.3M
 Gregory T. Genung, CFA        0        $     0       4       $ 1,115.9M        5       $ 435.4M
 Jeffrey P. Mellas             6        $  1.8B       2       $     827M       17       $   5.3B
 W. Frank Koster               1        $  1.3B       3       $   837.5M       37       $   2.0M
 Robert M. Thornburg           0        $     0       1       $      79M       24       $   605M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.




                                       REGISTERED                    OTHER POOLED
                                  INVESTMENT COMPANIES            INVESTMENT VEHICLES               OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                    OF            ASSETS           OF            ASSETS           OF             ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA               0               $0             0               $0             0             $     0
 Christian L. Chan, CFA             0               $0             0               $0             0             $     0
 Andrew Owen, CFA                   0               $0             0               $0             0             $     0
WELLS CAPITAL MANAGEMENT
 Doug Beath                         0               $0             0               $0             4             $  172M
 Galen G. Blomster, CFA             0               $0             0               $0             0             $     0
 Gary J. Dunn, CFA                  0               $0             0               $0             0             $     0
 Gregory T. Genung, CFA             0               $0             0               $0             4             $ 171.2
 Jeffrey P. Mellas                  0               $0             0               $0             6            $   1.3B
 W. Frank Koster                    0               $0             0               $0             0            $      0
 Robert M. Thornburg                0               $0             0               $0             0            $      0


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.



     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.



     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.


     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.



     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:


     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:




PORTFOLIO MANAGER        BENCHMARK                               LENGTH OF TIME
------------------------ --------------------------------------  -------------------------
Doug Beath               Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
Galen G. Blomster, CFA   Tactical Equity Allocation Composite    One, Three and Five
                         Benchmark*                              calendar year periods
Gary J. Dunn, CFA        Russell 1000 Value Index                One calendar year period
                         Lipper Equity Income Funds Average
                         S&P 500 Index
Gregory T. Genung, CFA   S&P 500 Index                           One calendar year period
                         S&P 500/Citigroup Pure Value Index
                         S&P 600 Index
Jeffrey P. Mellas        Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
                         ACP: benchmark - LIBOR
W. Frank Koster          Lehman Brothers U.S. Aggregate Bond     One calendar year period
                         Index
Robert M. Thornburg      Russell 1000 Value Index                One calendar year period
                         Lipper Equity Income Average
                         S&P 500 Index


------
* The Tactical Equity Allocation Composite Benchmark ("TEA") is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TEA is determined.


     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS



PORTFOLIO MANAGER            FUND                           BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA        Aggressive Allocation          $0
                             Conservative Allocation        $0
                             Growth Balanced                $0

PORTFOLIO MANAGER                FUND                           BENEFICIAL OWNERSHIP
                                 Moderate Balanced              $0
 Christian L. Chan, CFA          Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
 Andrew Owen, CFA                Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $1 - 10,000
                                 Moderate Balanced              $0
 Gregory T. Genung, CFA          Asset Allocation               $1 - 10,000
 Galen G. Blomster, CFA          Aggressive Allocation          $0
                                 Asset Allocation               $0
                                 Conservative Allocation        $100,001 - 500,000
                                 Growth Balanced                $500,001 - 1,000,000
                                 Moderate Balanced              $10,001 - 50,000
 Gary J. Dunn, CFA               Balanced                       $0
 Jeffrey P. Mellas               Aggressive Allocation          $0
                                 Asset Allocation               $10,001 - 50,000
                                 Conservative Allocation        $0
                                 Growth Balanced                $10,001 - 50,000
                                 Moderate Balanced              $0
 W. Frank Koster                 Balanced                       $0
 Robert M. Thornburg             Balanced                       $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:




                                                                  CLASS-LEVEL
                                   FUND-LEVEL ADMIN. FEE           ADMIN. FEE           TOTAL ADMIN. FEE
                                                     (% OF           (% OF                              (% OF
                                AVERAGE DAILY    AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY    AVERAGE DAILY
SHARE CLASS                      NET ASSETS       NET ASSETS)     NET ASSETS)       NET ASSETS       NET ASSETS)
 Class A, Class B, Class C   $0-4.99 billion          0.05%           0.28%     $0-4.99 billion          0.33%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.32%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.31%
 Administrator Class         $0-4.99 billion          0.05%           0.10%     $0-4.99 billion          0.15%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.14%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.13%
 Investor Class/1/           $0-4.99 billion          0.05%           0.40%     $0-4.99 billion          0.45%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.44%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.43%


------

/1/   Effective February 1, 2008, the class-level administration fee for the
       Investor Class was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for the Investor Class was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.



     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds listed below paid the following administrative fees to Funds
Management:




                                        YEAR ENDED   YEAR ENDED    YEAR ENDED
FUND                                      9/30/07      9/30/06      9/30/05
Aggressive Allocation (Fund Level)      $  126,177   $  104,677   $   94,197
 Administrator Class                    $  252,354   $  209,354   $  284,010
Asset Allocation (Fund Level)           $  554,123   $  558,892   $  587,482
 Class A                                $2,502,598   $2,499,905   $2,580,249
 Class B                                $  296,047   $  373,788   $  509,504
 Class C                                $  101,282   $  107,268   $   93,829
 Administrator Class                    $   72,557   $   53,155   $   57,935
Conservative Allocation (Fund Level)    $  282,815   $  233,220   $  221,621
 Administrator Class                    $  565,630   $  466,441   $  669,736
Growth Balanced (Fund Level)            $1,034,216   $1,005,088   $1,001,096
 Class A                                $  208,370   $  170,487   $  163,393
 Class B                                $  196,213   $  223,203   $  250,875

                                   YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                9/30/07       9/30/06      9/30/05
 Class C                          $   44,196    $   47,962   $   55,632
 Administrator Class              $1,908,153    $1,852,442   $2,785,842
Moderate Balanced (Fund Level)    $  275,620    $  283,852   $  282,021
 Class A                          $   22,178    $   14,786   $   10,924
 Class B                          $    9,550    $    9,107   $    8,021
 Class C                          $    5,138    $    3,739   $    2,937
 Administrator Class              $  538,074    $  557,836   $  846,529



     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolio of the Balanced Fund and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio's average daily net assets attributable to its Investor Class shares. The table below shows the administration fees paid by either the Fund or its predecessor portfolio for the indicated fiscal periods to the respective administrator shown below:





                                                                                                           YEAR ENDED
            YEAR ENDED 9/30/07       YEAR ENDED 9/30/06       4/9/05 - 9/30/05       1/1/05 - 4/8/05        12/31/04
FUND            FUNDS MGMT               FUNDS MGMT              FUNDS MGMT                SIS                SIS
BALANCED
 Investor Class  $646,565                 $676,251                $381,650               $219,671          $499,715


Distributor
-----------



     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. After Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges), at the close of business on February 14, 2008, the Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES



     For the fiscal year ended September 30, 2007, the Funds paid the Distributor the following fees for distribution-related services:





                                                                COMPENSATION       COMPENSATION
                                                PRINTING &           TO                 TO
FUND              TOTAL        ADVERTISING        MAILING       UNDERWRITERS      BROKER/DEALERS        OTHER*
 ASSET ALLOCATION
  Class B       $792,982            $0              $0            $      0           $      0         $792,982
  Class C       $271,294            $0              $0            $155,609           $115,685         $      0
 GROWTH BALANCED
  Class B       $525,572            $0              $0            $      0           $      0         $525,572
  Class C       $118,383            $0              $0            $ 78,800           $ 39,583         $      0
 MODERATE BALANCED
  Class B       $ 25,579            $0              $0            $      0           $      0         $ 25,579
  Class C       $ 13,761            $0              $0            $ 10,027           $  3,734         $      0


------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.


     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.



     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds is designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.



Shareholder Servicing Agent
---------------------------



     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.


     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.


Fund Accountant
---------------


     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:




AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%



     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.



Transfer and Distribution Disbursing Agent
------------------------------------------


     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.


Underwriting Commissions
------------------------


     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Balanced Fund) on a continuous basis. For the Funds' (except the Balanced Fund's) past three fiscal years, the aggregate dollar amount of underwriting commissions paid to the respective principal underwriter and the amounts retained by such underwriter were as follows:


                                                          PERIOD ENDED           PERIOD FROM
     YEAR ENDED 9/30/07         YEAR ENDED 9/30/06     4/11/05 TO 9/30/05    10/01/04 TO 4/10/05
      FUNDS DISTRIBUTOR         FUNDS DISTRIBUTOR      FUNDS DISTRIBUTOR          STEPHENS
       PAID         RETAINED      PAID     RETAINED      PAID     RETAINED      PAID     RETAINED
 $         242,167   $1,798    $450,417     $3,058    $286,555    $41,894    $325,142    $51,192


     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolio of the Balanced Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was $0.00.

Code of Ethics
--------------


     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.


                        DETERMINATION OF NET ASSET VALUE


     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.



     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.



     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.


     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence

Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.


     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.



     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:




                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------

/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.



     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.



     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.


     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and


     o Family members, as defined in the prospectus, of any of the above.



     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.


     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.


     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.



     Investors Eligible to Acquire Class B Shares. Effective at the close of
     --------------------------------------------
business of February 14, 2008, Class B shares will be closed to new investors and additional investments form existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.


     Marketing and Shareholder Support Payments. Set forth below is a list of
     -------------------------------------------
the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates expect (as of December 31, 2007) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     o 401(k) Investment Services, Inc.

     o ADP Broker-Dealer, Inc.


     o A.G. Edwards & Sons, Inc.


     o American Skandia Marketing, Inc.


     o Ameriprise Financial Services, Inc.

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o GWFS Equities, Inc.


     o GunnAllen Financial, Inc.

     o Hewitt Financial Services, LLC

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o MSCS Financial Services, LLC

     o Multi-Financial Securities Corporation


     o Nationwide Investment Services Corp.


     o Pershing LLC

     o Prudential Investment Management Services, Inc.

     o Prudential Retirement Brokerage Services, Inc.


     o Ross, Sinclaire & Associates, LLC

     o Security Distributors, Inc.


     o Raymond James & Associates, Inc.

     o RBC Dain Rauscher, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC



     In addition to member firms of the FINRA, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.



                             PORTFOLIO TRANSACTIONS


     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.




     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the portfolio securities of the portfolio(s) of the Master Trust in which the Fund invests. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses indirectly borne by the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:





                                SEPTEMBER 30,        SEPTEMBER 30,
FUND                                 2007                2006
Aggressive Allocation               58%                  61%
Asset Allocation                    16%                  11%
Conservative Allocation             91%                  102%
Growth Balanced                     75%                  80%
Moderate Balanced                   82%                  93%
Balanced                            52%                  61%



     Brokerage Commissions. For the three most recent fiscal years, the Fund
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:





                          YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                        9/30/07           9/30/06          9/30/05
 Asset Allocation          $165,161          $203,471         $225,277


     Former Strong Fund. For the fiscal periods listed below, the Fund and
     ------------------
predecessor portfolio of the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:




                       YEAR ENDED        YEAR ENDED        PERIOD ENDED
FUND                     9/30/07           9/30/06           9/30/05
 Balanced Fund         $  34,201*        $  21,255*          $155,459



------
* The Premier Value Team at Wells Capital Management assumed the management of the equity portion of the Balanced Fund in 2005, making significant changes in the portfolio which resulted in lower commissions and portfolio turnover rate in 2006 and 2007.


     Directed Brokerage Commissions. For fiscal year ended September 30, 2007,
     ------------------------------
the Fund's Sub-Adviser directed brokerage transactions to brokers for research services (soft-dollar transactions). The total commissions paid, and the aggregate dollar amount of portfolio transactions to which such commissions relate, are listed below.





                         PERIOD ENDED                  PERIOD ENDED
                            9/30/07                      9/30/07
FUND                   COMMISSIONS PAID        TOTAL AMOUNT OF TRANSACTIONS
 Balanced Fund           $ 11,194.60                 $ 12,295,210.51

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:





FUND                   BROKER-DEALER                                 AMOUNT
 Asset Allocation      Merrill Lynch & Company Incorporated       $ 3,038,139
                       Lehman Brothers Holdings, Inc.             $ 1,561,522
                       Goldman Sachs & Co.                        $ 4,190,234
                       JP Morgan Chase & Co.                      $ 7,389,483
                       Bank of America                            $10,631,049
                       Citigroup                                  $46,470,451
                       Bear Stearns & Co., Inc.                   $37,152,758
                       Morgan Stanley                             $40,712,348
                       Credit Suisse                              $23,938,191
                       Barclays                                   $13,222,886
 Balanced              Citigroup                                  $ 4,518,844
                       Goldman Sachs & Co.                        $ 1,503,420
                       J.P. Morgan Chase & Co.                    $ 2,643,291
                       Morgan Stanley                             $ 2,608,672
                       Bank of America                            $ 2,677,321
                       Credit Suisse                              $ 2,558,821
                       Bear Stearns                               $ 1,675,200
                       Lehman Brothers                            $ 1,215,541
                       Merrill Lynch & Company Incorporated       $   484,827
                       Barclays                                   $   870,234




                                 FUND EXPENSES



     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.


     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.


                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.



     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.


     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.


     Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds does not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:







                             CAPITAL LOSS CARRY
FUND          YEAR EXPIRES        FORWARDS
  Balanced       2010            $1,935,302



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.


     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).


     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.


     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as discount obligations for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.


     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.


     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.


     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.


     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.


     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or

REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.


     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to entities subject to tax on unrelated business income (including a qualified pension plan, an IRA, a 401(k) Plan, a Keogh plan, or certain other tax-exempt entities), thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.


     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.



     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.



     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.


     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.


     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Federal Income Tax Rates. As of February 1, 2008, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify; payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified dividend income."



     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.



     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.


     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.


     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.


     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.


     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related distributions or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.



     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.



     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Fund. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.


     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.



                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.


     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.


     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.



     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.



     The Procedures set forth Funds Management's general position on various proposals, such as:


  o Routine Items - Funds Management will generally vote for uncontested
    -------------
     director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.


  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.


     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.



     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.


     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.



       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS



     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.


     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.


     B.   Top Ten Holdings. Top ten holdings information (excluding derivative
          ----------------
     positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.


     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.


     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.


     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.



     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.


     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the WELLS FARGO ADVANTAGE FUNDS for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.


     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.



     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.


     Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' Web site.


     No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.



                                 CAPITAL STOCK



     The Funds is six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.


     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.



     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


     Gateway blended Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders.



     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.



     Set forth below as of January 4, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.


                        OWNERSHIP AS OF JANUARY 4, 2008





FUND                              NAME AND ADDRESS                 PERCENTAGE
----------------------------      --------------------------      -----------
AGGRESSIVE ALLOCATION
 Aggressive Allocation (Fund      WELLS FARGO BANK NA FBO             56.60%
Level)                            WELLS FARGO 401K
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Administrator Class              WELLS FARRO BANK NA FBO             56.62%
                                  WELLS FARGO 401K
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                       PERCENTAGE
----------------------      --------------------------------      -----------
                            WACHOVIA BANK FBO                         20.46%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
                            WELLS FARGO BANK FBO                      19.98%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
ASSET ALLOCATION
 Class A                    NONE                                     NONE
 Class B                    AMERICAN ENTERPRISE INVESTMENT             5.36%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MLPF&S FOR THE SOLE BENEFIT                7.43%
                            OF ITS CUSTOMERS
                            ATTN MUTUAL FUND ADMINISTRATION
                            4800 DEE LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA FBO                   68.39%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                   28.24%
                            STAGECOACH BALANCED FD CL I
                            ATTN MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
BALANCED
 Investor Class             NONE                                     NONE
CONSERVATIVE ALLOCATION
 Conservative Allocation    WACHOVIA BANK FBO                         61.70%
(Fund Level)                VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
 Administrator Class        WACHOVIA BANK FBO                         61.71%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
                            WELLS FARGO BANK NA FBO                   23.34%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK FBO                      12.38%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
GROWTH BALANCED
 Growth Balanced (Fund      WELLS FARGO BANK NA FBO                      30.80%
Level)                      REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                     14.23%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT                6.21%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                5.64%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                      33.53%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      21.05%
                            WELLS FARGO GROWTH BALANCED FD I
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      16.35%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            BANK OF NEW YORK CUST                        12.62%
                            FBO SAVINGS PLAN FOR EMPLOYEES AND
                            PARTNERS OF
                            PRICEWATERHOUSECOOPERS LLP
                            1 WALL ST 12TH FLOOR
                            NEW YORK NY 10286-0001
                            WACHOVIA BANK FBO                             7.26%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
MODERATE BALANCED
 Moderate Balanced (Fund    WELLS FARGO BANK NA FBO                      53.00%
Level)                      REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      29.90%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
 Class A                    WELLS FARGO BANK FBO                        12.79%
                            WELLS FARGO HEALTH SAVINGS ACCT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO INVESTMENTS LLC                  8.20%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            AMERICAN ENTERPRISE INVESTMENT               6.11%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                  5.80%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC                  5.72%
                            608 SECOND AVENUE SOUTH 8TH FLOOR
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO BANK NA FBO                      5.41%
                            KAISER PERMANENTES PLAN HSA
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class B                    AMERICAN ENTERPRISE INVESTMENT              21.49%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               8.32%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            STATE STREET BANK & TRUST CO                 5.37%
                            CUST FOR THE IRA OF
                            JOHN D PAGOTTO
                            1183 MIDDLETOWN RD
                            PEN ARGYL PA 18072-9611
 Administrator Class        WELLS FARGO BANK NA FBO                     54.58%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     30.83%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     12.41%
                            LWCC DEF COMP PLANS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533


     ------
(a) Ameriprise Trust Company is a Minnesota corporation and a subsidiary of Ameriprise Financial Services, Inc.



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.


                             FINANCIAL INFORMATION



     The audited financial statements for the Funds for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.


     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.


CORPORATE BONDS
----------------


  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.


     MOODY'S
     -------


     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.


     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.


     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.


     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.


     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.


     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.


     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.


     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.


     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.


     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.


     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2008



                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222


                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                 WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
                WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                    WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
                        WELLS FARGO ADVANTAGE INDEX FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND
              WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND


CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z, ADMINISTRATOR CLASS, INSTITUTIONAL
                            CLASS AND INVESTOR CLASS



     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about thirteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Effective at the close of business on February 14, 2008, Class B shares of the C&B Large Cap Value, Diversified Equity, Equity Income, Equity Value, Growth Equity, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds will be closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. Class A, Class B, Class C shares and Administrator Class shares of the Small Company Value Fund are currently closed to new investors. Please see the Class A, Class B, Class C and Administrator Class prospectuses for further details. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class of the C&B Large Cap Value Fund, the Growth Equity Fund and the Large Cap Appreciation Fund was named the Select Class.





                                 CLASSES                             ADMINISTRATOR     INSTITUTIONAL     INVESTOR
FUND                            A, B*, C     CLASS D     CLASS Z         CLASS             CLASS          CLASS
 C&B Large Cap Value               o            o                          o                 o
 Diversified Equity                o                                       o
 Diversified Small Cap                                                     o
 Emerging Growth                                                           o                                o
 Equity Income                     o                                       o
 Equity Value                      o                                       o                 o
 Growth Equity                     o                                       o                 o
 Index                                                                     o                                o
 Large Cap Appreciation            o                                       o                 o
 Large Company Growth              o                        o              o                 o
 Small Company Growth              o                                       o
 Small Company Value               o                                       o
 Strategic Small Cap Value        o**                                      o



* Effective at close of business on February 14, 2008, Class B shares will be closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus.
**   Offers Class A and Class C shares only.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2007 are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.


     EGFS/FASAI03 (02/08)

License Information about the S&P 500 Index
-------------------------------------------


     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").


     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.


     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS



                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              18
 Trustees and Officers                                                  18
 Investment Adviser                                                     21
 Portfolio Managers                                                     27
 Administrator                                                          36
 Distributor                                                            39
 Shareholder Servicing Agent                                            42
 Custodian                                                              42
 Fund Accountant                                                        42
 Transfer and Distribution Disbursing Agent                             43
 Code of Ethics                                                         43
DETERMINATION OF NET ASSET VALUE                                        44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          44
PORTFOLIO TRANSACTIONS                                                  48
FUND EXPENSES                                                           51
FEDERAL INCOME TAXES                                                    51
PROXY VOTING POLICIES AND PROCEDURES                                    59
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       60
CAPITAL STOCK                                                           62
OTHER INFORMATION                                                       75
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           75
FINANCIAL INFORMATION                                                   75

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.


     The Funds, except for the Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to "adopt"/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.


     The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.



WELLS FARGO ADVANTAGE FUND                             PREDECESSOR FUND
------------------------------------------------------ ---------------------------------------------
Wells Fargo Advantage C&B Large Cap Value Fund         C&B Large Cap Value Portfolio
Wells Fargo Advantage Diversified Equity Fund          Norwest Advantage Diversified Equity Fund
Wells Fargo Advantage Diversified Small Cap Fund       Norwest Advantage Diversified Small Cap Fund
Wells Fargo Advantage Emerging Growth Fund             N/A
Wells Fargo Advantage Equity Income Fund               Norwest Advantage Income Equity Fund
Wells Fargo Advantage Equity Value Fund                N/A
Wells Fargo Advantage Growth Equity Fund               Norwest Advantage Growth Equity Fund
Wells Fargo Advantage Index Fund                       Norwest Advantage Index Fund
Wells Fargo Advantage Large Cap Appreciation Fund      N/A
Wells Fargo Advantage Large Company Growth Fund        Norwest Advantage Large Company Growth Fund
Wells Fargo Advantage Small Company Growth Fund        Norwest Advantage Small Company Growth Fund
Wells Fargo Advantage Small Company Value Fund         N/A
Wells Fargo Advantage Strategic Small Cap Value Fund   N/A

     The C&B LARGE CAP VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio, which commenced operations on May 15, 1990.


     The DIVERSIFIED EQUITY FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.


     The DIVERSIFIED SMALL CAP FUND commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.


     The EMERGING GROWTH FUND commenced operations on January 31, 2007.


     The EQUITY INCOME FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.


     The EQUITY VALUE FUND commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

     The GROWTH EQUITY FUND commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.


     The INDEX FUND commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.


     The LARGE CAP APPRECIATION FUND commenced operations on August 31, 2001.


     The LARGE COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.


     The SMALL COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.


     The SMALL COMPANY VALUE FUND commenced operations on January 31, 2002. The Small Company Value Fund's Master Portfolio incepted on June 1, 1997.


     The STRATEGIC SMALL CAP VALUE FUND commenced operations on October 31, 2006. The Strategic Small Cap Value Fund's Master Portfolio incepted on January 31, 2006.



                              INVESTMENT POLICIES



Fundamental Investment Policies
-------------------------------


     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.


     THE FUNDS MAY NOT:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;


     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;



     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------


     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.



     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.



     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.



     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.



     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.


     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:


     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


General
-------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS



     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.



DEBT SECURITIES
----------------


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


Commercial Paper
----------------



     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.



Convertible Securities
----------------------


     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure.

Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.


Custodial Receipts for Treasury Securities
------------------------------------------


     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.


     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.


Loan Participations
-------------------


     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------



     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.



     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.


Synthetic Convertible Securities
--------------------------------


     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.


U.S. Government Obligations
---------------------------



     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.



DERIVATIVES
-----------


Derivative Securities
---------------------



     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.


     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).


     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.


     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.


     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.


Futures and Options Contracts
-----------------------------



     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).


     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.



     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.


     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.


     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.


     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).


     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.


     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.



     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.



     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.



     Below is a description of some of the types of futures and options in which a Fund may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.


     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


Swap Agreements and Swaptions
-----------------------------


     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.


     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.


     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).


     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.


     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.


     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.


     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.


     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.


     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.


     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------



Emerging Market Securities
--------------------------



     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.



     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.


     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.



Foreign Obligations and Securities
-----------------------------------



     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.



     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.



     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.


     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.



     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     Participation Notes. The Funds may purchase participation notes, also
     -------------------
known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.



     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.


EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.


Initial Public Offerings
------------------------


     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Preferred Stock
---------------


     Preferred stocks represent an equity or ownership interest in an issuer that pay dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bond take precedence over the claims of those who own preferred securities and common stock.



Smaller Company Securities
--------------------------


     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).



     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.



     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.



OTHER INVESTMENTS AND TECHNIQUES
---------------------------------


Borrowing
----------


     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.


Closed-End Investment Companies
-------------------------------


     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Loans of Portfolio Securities
-----------------------------



     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.



     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------



     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.



     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


Privately Issued Securities
---------------------------



     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.


Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.



     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer.



     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."


Trustees and Officers
---------------------


     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.



     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.



     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.



                           POSITION HELD                                                                        OTHER PUBLIC
                                WITH                                                                             COMPANY OR
                            REGISTRANT/                                                                          INVESTMENT
                             LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                 SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
---------------------    -----------------    -------------------------------------------------------------    --------------
                                                       INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for              N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                               1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.
Olivia Mitchell, 54      Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                         2006                 School, University of Pennsylvania. Director of the Boettner
                                              Center on Pensions and Retirement Research. Research
                                              Associate and Board member, Penn Aging Research Center.
                                              Research Associate, National Bureau of Economic Research.

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
Timothy J. Penny, 56       Trustee, since        Senior Counselor to the public relations firm of                      N/A
                           1996                  Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                 Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since        Principal of the law firm of Willeke & Daniels.                       N/A
                           1996
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
1   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.



     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.



     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2007, the Trustees received the following compensation:



                               COMPENSATION TABLE

                      FISCAL YEAR ENDED SEPTEMBER 30, 2007





                           INTERESTED
                            TRUSTEE                      INDEPENDENT TRUSTEES
                           J. TUCKER   THOMAS S.   PETER G.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                         MORSE        GOHO      GORDON     MITCHELL      PENNY      WILLEKE
C&B Large Cap Value        $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Diversified Equity         $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Diversified Small Cap      $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Emerging Growth            $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Equity Income              $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Equity Value               $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Growth Equity              $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Index                      $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Large Cap Appreciation     $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Large Company Growth       $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Small Company Growth       $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
Small Company Value        $  1,161    $  1,262    $  1,419   $  1,161     $  1,161    $  1,161
TOTAL COMPENSATION FROM    $173,000    $188,000    $211,500   $173,000     $173,000    $173,000
THE FUND COMPLEX/1/



------
1   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Funds' fiscal year end (consisting of 149 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007





INTERESTED
TRUSTEE                                                            INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA S.        TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
C&B Large Cap Value        $0               $0               $      0         $0               $0               $      0
Diversified Equity         $0               $0               $      0         $0               $0               $      0
                                                             $     1-
Diversified Small Cap      $0               $0               $ 10,000         $0               $0               $      0
                                                             $     1-
Emerging Growth            $0               $0               $ 10,000         $0               $0               $      0
                                                             $10,001-
Equity Income              $0               $0               $ 50,000         $0               $0               $      0
Equity Value               $0               $0               $      0         $0               $0               $      0
Growth Equity              $0               $0               $      0         $0               $0               $      0
Index                      $0               $0               $      0         $0               $0               $      0
                                                                                                                $     1-
Large Cap Appreciation     $0               $0               $      0         $0               $0               $ 10,000
                                                             $     1-                                                 over
Large Company Growth       $0               $0               $ 10,000         $0               $0               $100,000
Small Company Growth       $0               $0               $      0         $0               $0               $      0
                                                             $10,001-
Small Company Value        $0               $0               $ 50,000         $0               $0               $      0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------

1   Includes Trustee ownership in shares of other funds within the entire Fund
       Complex as of the calendar year end (consisting of 149 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.




Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.



     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.



     The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.


     As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, each gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.




                                                DORMANT                ANNUAL RATE**
                                ACTIVE           ASSET               (AS A PERCENTAGE
GATEWAY                        ADVISORY        ALLOCATION             OF NET ASSETS)
FEEDER FUND                      FEES            FEES*               EFFECTIVE 2/1/08
C&B Large Cap Value***        0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Emerging Growth****           0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%
                                                                 Over $3B             0.75%
Equity Income                 0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Equity Value                  0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Index                         0.00%           0.25%             First $1B             0.10%
                                                                 Next $4B            0.075%
                                                                 Over $5B             0.05%
Large Cap Appreciation        0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Large Company Growth          0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Small Company Growth          0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%
                                                                 Over $3B             0.75%
Small Company Value           0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%

                                                        DORMANT                ANNUAL RATE**
                                        ACTIVE           ASSET               (AS A PERCENTAGE
GATEWAY                                ADVISORY        ALLOCATION             OF NET ASSETS)
FEEDER FUND                              FEES            FEES*               EFFECTIVE 2/1/08
                                                                         Over $3B             0.75%
Strategic Small Cap Value*****        0.00%           0.25%            First $500M            0.85%
                                                                        Next $500M           0.825%
                                                                         Next $1B             0.80%
                                                                         Next $1B            0.775%
                                                                         Over $3B             0.75%


------
* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
**   Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.
***   The C&B Large Cap Value Portfolio commenced operations on December 6,
       2004.
****   The Emerging Growth Portfolio commenced operations on January 31, 2007.
*****   The Strategic Small Cap Value Portfolio commenced operations on January
       31, 2006.


     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.



                                                      MASTER LEVEL
                                ADVISORY FEES           DORMANT
GATEWAY                        (MAXIMUM ASSET           ADVISORY
BLENDED FUNDS                 ALLOCATION FEES)           FEES*
Diversified Equity                   0.25%                0.59%
Diversified Small Cap                0.25%                0.74%
Growth Equity                        0.25%                0.67%

------

* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect the maximum blended fee rate based on each Fund's percentage investment in the master portfolios as of January 31, 2008.


     Advisory Fees Paid. For the fiscal year ends shown in the tables below,
     ------------------
the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees.





FUND             YEAR ENDED 9/30/07    YEAR ENDED 9/30/06      11/1/04 - 9/30/05      7/26/04 - 10/31/04
                              FEES                   FEES                   FEES                   FEES
                 FEES PAID   WAIVED   FEES PAID     WAIVED    FEES PAID    WAIVED    FEES PAID    WAIVED
C&B Large Cap        $0        $0         $0      $726,553     $94,886    $94,886     $48,579    $67,908
Value



------
(1) Until December 6, 2004, the Fund was a stand-alone Fund. The Fund was converted into a gateway feeder fund on December 6, 2004.




                                                                             YEAR ENDED                  YEAR ENDED
                                     YEAR ENDED 9/30/07                        9/30/06                     9/30/05
                                             FEES        FEES PAID                      FEES                        FEES
FUND                     FEES INCURRED      WAIVED     AFTER WAIVER    FEES PAID       WAIVED      FEES PAID       WAIVED
Diversified Equity         $3,270,492    $3,149,107      $121,385    $3,374,865    $3,066,358    $3,500,022    $2,087,065
Diversified Small Cap      $1,935,170    $1,263,008      $672,162    $1,571,628    $  667,901    $1,264,110    $  355,949
Emerging Growth            $        0    $        0      $      0           N/A           N/A           N/A           N/A
Fund(1)(2)

                                                                          YEAR ENDED                 YEAR ENDED
                                   YEAR ENDED 9/30/07                       9/30/06                    9/30/05
                                           FEES       FEES PAID                      FEES                       FEES
FUND                    FEES INCURRED     WAIVED    AFTER WAIVER    FEES PAID       WAIVED      FEES PAID      WAIVED
Equity Income(1)          $        0    $      0      $      0    $        0    $        0    $        0    $      0
Equity Value(1)           $        0    $      0      $      0    $        0    $        0    $        0    $      0
Growth Equity             $1,405,539    $844,002      $561,537    $1,430,423    $  746,218    $1,375,478    $489,126
Index(1)                  $        0    $      0      $      0    $        0    $2,466,161    $        0    $      0
Large Cap                 $        0    $      0      $      0    $        0    $        0    $        0    $      0
Appreciation(1)
Large Company             $        0    $      0      $      0    $        0    $        0    $        0    $      0
Growth(1)
Small Company             $        0    $      0      $      0    $        0    $        0    $        0    $      0
Growth(1)
Small Company             $        0    $      0      $      0    $        0    $        0    $        0    $      0
Value(1)
Strategic Small Cap       $        0    $      0      $      0           N/A           N/A           N/A          N/A
Value Fund(1)(3)


------

(1) Funds Management currently does not receive investment advisory fees from any Fund that invests substantially all of its assets in a single portfolio of Master Trust. Funds Management receives advisory fees from the respective Master Trust portfolios in which such Funds invest.
(2)   Commenced operations on January 31, 2007.
(3)   Commenced operations on October 31, 2006.



     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Advisers
-----------------------



     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, LLP. ("Cooke & Bieler"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), SSgA Funds Management, ("SSgA") Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.



     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund, except the C&B Large Cap Value Fund and Large Cap Appreciation Fund, has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER
PORTFOLIO                     SUB-ADVISER        FEES PRIOR TO 1/1/06              CURRENT FEES
 C&B Large Cap Value       Cooke & Bieler       First $250M         0.45%  First $250M       0.45   %
                                                Next $250M          0.40%   Next $250M       0.40   %
                                                Next $250M          0.35%   Next $250M       0.35   %
                                                Over $750M          0.30%   Over $750M       0.30   %
 Disciplined Growth             Smith           First $200M         0.30%  First $200M       0.30   %
                                                Next $300M          0.20%   Next $300M       0.20   %
                                                Over $500M          0.15%   Over $500M       0.15   %
 Emerging Growth/1/         Wells Capital           N/A            N/A     First $100M       0.55   %
                             Management                                     Next $100M       0.50   %
                                                                            Over $200M       0.40   %
 Equity Income              Wells Capital       First $200M         0.25%  First $100M       0.35   %
                             Management         Next $200M          0.20%   Next $100M       0.30   %
                                                Over $400M          0.15%   Next $300M       0.20   %
                                                                            Over $500M       0.15   %
 Equity Value                Systematic         First $150M         0.30%  First $150M       0.30   %
                                                Next $200M          0.20%   Next $200M       0.20   %
                                                 Next$400M          0.15%   Next $400M       0.15   %
                                                Next $250M          0.13%   Next $250M       0.13   %
                                                 Over $1B           0.10%    Over $1B        0.10   %
 Index                      Wells Capital       First $200M         0.02%  First $100M       0.05   %
                             Management         Over $200M          0.01%   Next $100M       0.03   %
                                                                            Over $200M       0.02   %
 International Core/2/        New Star          First $50M          0.35%   First $50M       0.35   %
                                                Next $500M          0.29%   Next $500M       0.29   %
                                                Over $550M          0.20%   Over $550M       0.20   %
 International Growth     Artisan Partners   All asset levels       0.70%  First $250M       0.70   %
                                                                            Over $250M       0.50   %
 International Index/3/         SSgA            First $100M         0.08%  First $100M       0.08   %
                                                Over $100M          0.06%   Over $100M       0.06   %
 International Value             LSV            First $150M         0.35%  First $150M       0.35   %
                                                Next $350M          0.40%   Next $350M       0.40   %
                                                Next $250M          0.35%   Next $250M       0.35   %
                                                Next $250M         0.325%   Next $250M       0.325  %
                                                 Over $1B           0.30%    Over $1B        0.30   %
 Large Cap Appreciation        Cadence          First $250M         0.30%  First $250M       0.30   %
                                                Next $250M          0.20%   Next $250M       0.20   %
                                                Next $500M          0.15%   Next $500M       0.15   %
                                                 Over $1B           0.10%    Over $1B        0.10   %
 Large Company Growth         Peregrine         First $25M          0.75%   First $25M         0.55%/5/
                                                 Next $25M          0.60%   Next $25M        0.45   %
                                                Next $225M          0.50%   Next $100M       0.40   %
                                                Over $275M          0.30%   Next $125M       0.35   %
                                                                            Over $275M       0.225  %
 Small Cap Index            Wells Capital       First $200M         0.02%  First $100M       0.05   %
                             Management         Over $200M          0.01%   Next $100M       0.03   %
                                                                            Over $200M       0.02   %
 Small Company Growth         Peregrine         First $50M          0.90%   First $50M       0.90   %
                                                Next $130M          0.75%   Next $130M       0.75   %
                                                Next $160M          0.65%   Next $160M       0.65   %
                                                Next $345M          0.50%   Next $345        0.50   %
                                                 Next $50M          0.52%   Next $50M        0.52   %
                                                Over $735M          0.55%   Over $735M       0.55   %
 Small Company Value          Peregrine         First $175M         0.50%  First $175M       0.50   %
                                                Over $175M          0.75%   Over $175M       0.75   %

                                     Wells Capital                             $0-200M        0.45%
Strategic Small Cap Value/4/          Management         N/A        N/A         >$200M        0.40%

------
/1/   This Portfolio commenced operations on January 31, 2007.

/2/   Effective October 6, 2004, New Star began providing sub-advisory services to the International Core Portfolio subject to the sub-advisory rate referenced above. Prior to October 6, 2004, Wells Capital Management served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.35% for assets from $0 to $200 million and 0.25% for assets greater than $200 million.


/3/   Effective May 27, 2005, SSgA began providing sub-advisory services to the
       International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays Global Fund Advisors served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.

/4/   This Portfolio commenced operations on January 31, 2006.

/5/   Effective June 1, 2007, Peregrine began providing sub-advisory services to the Large Company Growth Portfolio subject to the sub-advisory rate referenced above. Prior to June 1, 2007, Peregrine provided sub-advisory services to the Large Company Growth Portfolio and received a sub-advisory fee at the following rate as a percentage of net assets:
       0.56% for the first $25 million; 0.45% for the next $25 million; 0.375% for the next $225 million, and 0.225% for assets over $275 million.



     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     -------------------------
sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds' past three fiscal years ended September 30.




2007          FUND/MASTER PORTFOLIO        SUB-ADVISER    FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio         C&B      $4,005,982    $0
            Equity Value Portfolio          Systematic  $1,194,960    $0
         International Core Portfolio        New Star   $   33,427    $0
        International Growth Portfolio       Artisan    $2,207,722    $0
         International Index Portfolio         SSgA     $  117,206    $0
         International Value Portfolio         LSV      $1,431,642    $0
       Large Cap Appreciation Portfolio      Cadence    $  510,700    $0




2006          FUND/MASTER PORTFOLIO          SUB-ADVISER     FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio    Cooke & Bieler   $2,884,914    $0
            Equity Value Portfolio          Systematic     $1,091,307    $0
         International Core Portfolio        New Star      $   18,069    $0
        International Growth Portfolio        Artisan      $1,994,269    $0
         International Index Portfolio         SSgA        $  126,638    $0
         International Value Portfolio          LSV        $  630,771    $0
       Large Cap Appreciation Portfolio       Cadence      $  454,578    $0




2005          FUND/MASTER PORTFOLIO         SUB-ADVISER    FEES PAID    FEES WAIVED/REIMBURSED
            Equity Value Portfolio           Systematic  $        0    $0
       International Growth Portfolio/1/      Artisan    $1,003,874    $0
        International Index Portfolio/2/      Barclays   $  238,800    $0
        International Index Portfolio/3/        SSgA     $   39,911    $0
         International Value Portfolio          LSV      $  483,065    $0
        Large Cap Appreciation Portfolio      Cadence    $  311,196    $0



     ------
/1/   For the period October 6, 2004 to September 30, 2005.
/2/   For the period October 6, 2004 to May 26, 2005.
/3/   For the period May 27, 2005 to September 30, 2005.

Portfolio Managers
------------------



     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.




FUND                     MASTER PORTFOLIO                    SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------ ----------------------------------  --------------------------  ---------------------------
C&B Large Cap Value      C&B Large Cap Value Portfolio       C&B                         Kermit S. Eck, CFA
                                                                                         Daren C. Heitman, CFA
                                                                                         Michael M. Meyer, CFA
                                                                                         James R. Norris
                                                                                         Edward W. O'Connor, CFA
                                                                                         R. James O'Neil, CFA
                                                                                         Mehul Trivedi, CFA
Diversified Equity       INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Diversified Small Cap    INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Emerging Growth          Emerging Growth Portfolio           Wells Capital Management    Brandon M. Nelson, CFA
                                                                                         Thomas C. Ognar, CFA
                                                                                         Bruce C. Olson, CFA
Equity Income            Equity Income Portfolio             Wells Capital Management    Gary J. Dunn, CFA
                                                                                         Robert M. Thornburg
Equity Value             Equity Value Portfolio              Systematic                  D. Kevin McCreesh, CFA
                                                                                         Ronald M. Mushock, CFA
Growth Equity            INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Index                    Index Portfolio                     Wells Capital Management    Gregory T. Genung, CFA
Large Cap Appreciation   Large Cap Appreciation Portfolio    Cadence                     William B. Bannick, CFA
                                                                                         Robert L. Fitzpatrick, CFA
                                                                                         Michael J. Skillman
Large Company Growth     Large Company Growth Portfolio      Peregrine                   John S. Dale, CFA
                                                                                         Gary E. Nussbaum, CFA
Small Company Growth     Small Company Growth Portfolio      Peregrine                   William A. Grierson
                                                                                         Daniel J. Hagen, CFA
                                                                                         Robert B. Mersky, CFA
                                                                                         James P. Ross, CFA
                                                                                         Paul E. von Kuster, CFA
Small Company Value      Small Company Value Portfolio       Peregrine                   Jason R. Ballsrud, CFA
                                                                                         Tasso H. Coin, Jr., CFA
                                                                                         Douglas G. Pugh, CFA

FUND                        MASTER PORTFOLIO             SUB-ADVISER                 PORTFOLIO MANAGERS
--------------------------- ---------------------------  --------------------------  ---------------------------
Strategic Small Cap Value   Strategic Small Cap Value    Wells Capital Management    Dale E. Benson, Ph.D.,
                            Portfolio                                                CFA
                                                                                     Mark D. Cooper, CFA
                                                                                     Robert J. Costomiris, CFA,
                                                                                     Craig R. Pieringer, CFA,
                                                                                     I. Charles Rinaldi
                                                         Funds Management            Thomas C. Biwer, CFA
                                                                                     Christian L. Chan, CFA
                                                                                     Andrew Owen, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."




                              REGISTERED INVESTMENT       OTHER POOLED
                                    COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER      TOTAL      NUMBER      TOTAL      NUMBER      TOTAL
                                  OF        ASSETS       OF        ASSETS       OF       ASSETS
PORTFOLIO MANAGER              ACCOUNTS    MANAGED    ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
C&B
 Kermit S. Eck, CFA               6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Daren C. Heitman, CFA            6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Michael M. Meyer, CFA            6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 James R. Norris                  6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Edward W. O'Connor, CFA          6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 R. James O'Neil, CFA             6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Mehul Trivedi, CFA               6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
CADENCE
 William B. Bannick, CFA          6       $   3.7B       1        $ 26.2M        135    $ 4.4 B
 Robert L. Fitzpatrick, CFA       6       $   3.7B       1        $ 26.2M        142    $ 4.4 B
 Michael J. Skillman              6       $   3.7B       1        $ 26.2M        133    $ 4.4 B
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             1       $  68.7M       0        $     0          4    $ 2.2 M
 Christian L. Chan, CFA           1       $  68.7M       0        $     0          1    $  200K
 Andrew Owen, CFA                 1       $  68.7M       0        $     0          2    $  130K
PEREGRINE
 Jason R. Ballsrud, CFA           0       $      0       0        $     0         29    $  945M
 Tasso H. Coin, Jr., CFA          0       $      0       0        $     0         38    $  949M
 John S. Dale, CFA                2       $ 821.8M       1        $  195M         32    $ 2.25B
 William A. Grierson              0       $      0       0        $     0         22    $  834M
 Daniel J. Hagen, CFA             0       $      0       0        $     0         23    $  835M
 Robert B. Mersky, CFA            0       $      0       0        $     0         22    $  852M
 Gary E. Nussbaum, CFA            2       $ 821.8M       1        $  195M         28    $ 2.25B
 Douglas G. Pugh, CFA             0       $      0       0        $     0         33    $  947M
 James P. Ross, CFA               0       $      0       0        $     0         18    $  834M
 Paul E. von Kuster, CFA          0       $      0       0        $     0         26    $  864M
SYSTEMATIC
 D. Kevin McCreesh, CFA           6       $   562M       7        $  726M        238    $ 5.42B
 Ronald M. Mushock, CFA           5       $   433M       7        $  726M      1,662    $ 1.67B
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA       1       $  35.5M       5        $  143M         90    $ 1.76B

                             REGISTERED INVESTMENT       OTHER POOLED
                                   COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                               NUMBER      TOTAL      NUMBER      TOTAL      NUMBER      TOTAL
                                 OF        ASSETS       OF        ASSETS       OF        ASSETS
PORTFOLIO MANAGER             ACCOUNTS    MANAGED    ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
 Mark D. Cooper, CFA             1       $ 35.5 M       5        $  143M       90     $   1.76B
 Robert J. Costomiris, CFA       5       $  2.32M       1        $   39M        1     $     64M
 Gary J. Dunn, CFA               0       $      0       1        $ 79.5M       24     $ 605.3 M
 Gregory T. Genung, CFA          0       $      0       4        $  1.1B        5     $ 435.4 M
 Brandon M. Nelson, CFA          2       $  2.0 B       3        $ 39.1M       18     $   1.1 B
 Thomas C. Ognar, CFA            2       $  2.0 B       3        $ 39.1M       15     $   1.1 B
 Bruce C. Olson, CFA             2       $  2.0 B       3        $ 39.1M       15     $   1.1 B
 Craig R. Pieringer, CFA         1       $ 35.5 M       5        $  143M       90     $   1.76B
 I. Charles Rinaldi**            4       $  4.42B       0        $     0       30     $ 741.2 M
 Robert M. Thornburg             0       $      0       1        $   79M       24     $    605M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

**   Information is as of December 31, 2007.



     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.




                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
C&B
 Kermit S. Eck, CFA               0          $0        0          $0        3        $ 536.5M
 Daren C. Heitman, CFA            0          $0        0          $0        3        $ 536.5M
 Michael M. Meyer, CFA            0          $0        0          $0        3        $ 536.5M
 James R. Norris                  0          $0        0          $0        3        $ 536.5M
 Edward W. O'Connor, CFA          0          $0        0          $0        3        $ 536.5M
 R. James O'Neil, CFA             0          $0        0          $0        3        $ 536.5M
 Mehul Trivedi, CFA               0          $0        0          $0        3        $ 536.5M
CADENCE
 William B. Bannick, CFA          0          $0        0          $0        1        $  21.4M
 Robert L. Fitzpatrick, CFA       0          $0        0          $0        1        $  21.4M
 Michael J. Skillman              0          $0        0          $0        1        $  21.4M
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             0          $0        0          $0        0        $      0
 Christian L. Chan, CFA           0          $0        0          $0        0        $      0
 Andrew Owen, CFA                 0          $0        0          $0        0        $      0
PEREGRINE
 Jason R. Ballsrud, CFA           0          $0        0          $0        1        $   220M
 Tasso H. Coin, Jr., CFA          0          $0        0          $0        1        $   220M
 John S. Dale, CFA                0          $0        0          $0        0        $      0
 William A. Grierson              0          $0        0          $0        1        $    50M
 Daniel J. Hagen, CFA             0          $0        0          $0        1        $    50M
 Robert B. Mersky, CFA            0          $0        0          $0        1        $    50M
 Gary E. Nussbaum, CFA            0          $0        0          $0        0        $      0
 Douglas G. Pugh, CFA             0          $0        0          $0        1        $   220M
 James P. Ross, CFA               0          $0        0          $0        1        $    50M
 Paul E. von Kuster, CFA          0          $0        0          $0        1        $    50M

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
SYSTEMATIC
 D. Kevin McCreesh, CFA           0         $  0       0          $0        1        $   366M
 Ronald M. Mushock, CFA           0         $  0       0          $0        0        $      0
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA       0         $  0       0          $0        0        $      0
 Mark D. Cooper, CFA              0         $  0       0          $0        0        $      0
 Robert J. Costomiris, CFA        0         $  0       0          $0        0        $      0
 Gary J. Dunn, CFA                0         $  0       0          $0        0        $      0
 Gregory T. Genung, CFA           0         $  0       0          $0        4        $ 171.2M
 Brandon M. Nelson, CFA           0         $  0       0          $0        1        $   400M
 Thomas C. Ognar, CFA             0         $  0       0          $0        1        $   400M
 Bruce C. Olson, CFA              0         $  0       0          $0        1        $   400M
 Craig R. Pieringer, CFA          0         $  0       0          $0        0        $      0
 I. Charles Rinaldi               1         $46M       0          $0        2        $ 170.3M
 Robert M. Thornburg              0         $  0       0          $0        0        $      0


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.



     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.



     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.


     CADENCE. Cadence's Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Fund. Some of these clients' portfolios are managed using the same investment strategy and objective which the Portfolio Managers use to manage the Fund, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a "Group") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Group may be selling a security, while another Group may be purchasing or holding the same security. As a result, transactions executed for the Group that is selling the security may adversely affect the value of any Group which is purchasing or holding the same security.


     Other conflicts of interest may arise from the management of multiple accounts and the Fund. For example, Cadence may receive more compensation with respect to a certain Group than that received with respect to another Group or the Fund or may receive compensation based in part on the performance of accounts in a certain Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Group, to the possible detriment of other Group for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Fund.


     Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.


     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.


     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.


     SYSTEMATIC. The Systematic is an affiliated firm of AMG. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in our view, present any potential conflict of interest with Systematic's clients.


          At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.


          During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.


          Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, our employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.


          In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.


          Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.


          Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.


     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:



     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.



     CADENCE COMPENSATION: Cadence's Portfolio Managers are compensated with fixed cash salaries, bonuses, deferred compensation, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.



     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.


     Peregrine Compensation: Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style is limited to 25 relationships, and Peregrine's small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.



     SYSTEMATIC COMPENSATION. Systematic's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. Compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index.


     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:



PORTFOLIO MANAGER            BENCHMARK                             LENGTH OF TIME
---------------------------- ------------------------------------  ------------------------------------
Dale E. Benson, Ph.D., CFA   Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index
Mark D. Cooper, CFA          Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index
Robert J. Costomiris, CFA    Lipper Large Cap Peer Group           One and three year calendar periods
                             Lipper Mid Cap Peer Group
                             Lipper Small Cap Peer Group
Gary J. Dunn, CFA            Russell 1000 Value Index              One calendar year period
                             Lipper Equity Income Funds Average
                             S&P 500 Index
Gregory T. Genung, CFA       S&P 500 Index                         One calendar year period
                             S&P 500/Citigroup Pure Value Index
                             S&P 600 Index

                          Russell 1000 Growth Index
                          Russell 2000 Growth Index
                          Russell 2500 Growth Index
                          Russell 3000 Growth Index
                          Russell Mid-Cap Growth Index
                          Lipper Large-Cap Growth
                          Lipper Multi-Cap Growth
Brandon M. Nelson, CFA    Lipper Small-Cap Growth               One and three year calendar periods
Thomas C. Ognar, CFA      Russell 1000 Growth Index             One and three year calendar periods
                          Russell 2000 Growth Index
                          Russell 2500 Growth Index
                          Russell 3000 Growth Index
                          Russell Mid-Cap Growth Index
                          Lipper Large-Cap Growth
                          Lipper Multi-Cap Growth
                          Lipper Small-Cap Growth
Bruce C. Olson, CFA       Russell 1000 Growth Index             One and three year calendar periods
                          Russell 2000 Growth Index
                          Russell 2500 Growth Index
                          Russell 3000 Growth Index
                          Russell Mid-Cap Growth Index
                          Lipper Large-Cap Growth
                          Lipper Multi-Cap Growth
                          Lipper Small-Cap Growth
Craig R. Pieringer, CFA   Wilshire Dow Jones Micro Cap Index    One calendar year period
                          Russell 2000 Value Index
                          Russell 2500 Value Index
I. Charles Rinaldi        Russell 2000 Value Index              One calendar year period
                          Russell 2500 Value Index
Robert M. Thornburg       S&P 500 Index                         One calendar year period
                          Lipper Equity Income Average
                          Russell 1000 Value Index

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.




PORTFOLIO MANAGER                  FUND                              BENEFICIAL OWNERSHIP
 C&B
 Kermit S. Eck, CFA                C&B Large Cap Value               $0
 Daren C. Heitman, CFA             C&B Large Cap Value               $10,001 - $50,000
 Michael M. Meyer, CFA             C&B Large Cap Value               $50,001 - $100,000
 James R. Norris                   C&B Large Cap Value               $10,001 - $50,000
 Edward W. O'Connor, CFA           C&B Large Cap Value               $100,001 - $500,000
 R. James O'Neil, CFA              C&B Large Cap Value               $0
 Mehul Trivedi, CFA                C&B Large Cap Value               $100,001 - $500,000
 CADENCE
 William B. Bannick, CFA           Large Cap Appreciation            $0
 Robert L. Fitzpatrick, CFA        Large Cap Appreciation            $0
 Michael J. Skillman               Large Cap Appreciation            $0
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              Diversified Equity                $0
                                   Diversified Small Cap             $0
                                   Growth Equity                     $0
                                   Strategic Small Cap Value*        $0
 Christian L. Chan, CFA            Diversified Equity                $0
                                   Diversified Small Cap             $0
                                   Growth Equity                     $0
                                   Strategic Small Cap Value*        $0
 Andrew Owen, CFA                  Diversified Equity                $10,001 - $50,000
                                   Diversified Small Cap             $10,001 - $50,000
                                   Growth Equity                     $0
                                   Strategic Small Cap Value*        $0
 PEREGRINE
 Jason R. Ballsrud, CFA            Small Company Value               $100,001 - $500,000
 Tasso H. Coin, Jr., CFA           Small Company Value               $100,001 - $500,000
 John S. Dale, CFA                 Large Company Growth              Over $1,000,000
 William A. Grierson               Small Company Growth              $100,001 - $500,000
 Daniel J. Hagen, CFA              Small Company Growth              $0
 Robert B. Mersky, CFA             Small Company Growth              Over $1,000,000
 Gary E. Nussbaum, CFA             Large Company Growth              $100,001 - $500,000
 Douglas G. Pugh, CFA              Small Company Value               $100,001 - $500,000
 James P. Ross, CFA                Small Company Growth              $100,001 - $500,000
 Paul E. von Kuster, CFA           Small Company Growth              Over $1,000,000

PORTFOLIO MANAGER                  FUND                             BENEFICIAL OWNERSHIP
 SYSTEMATIC
 D. Kevin McCreesh, CFA            Equity Value                     $0
 Ronald M. Mushock, CFA            Equity Value                     $0
 WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA        Strategic Small Cap Value        $0
 Mark D. Cooper, CFA               Strategic Small Cap Value        $0
 Robert J. Costomiris, CFA         Strategic Small Cap Value        $0
 Gary J. Dunn, CFA                 Equity Income                    $10,001 - $50,000
 Gregory T. Genung, CFA            Index                            $10,001 - $50,000
 Brandon M. Nelson, CFA            Emerging Growth*                 $100,001 - $500,000
 Thomas C. Ognar, CFA              Emerging Growth*                 $50,001 - $100,000
 Bruce C. Olson, CFA               Emerging Growth*                 $0
 Craig R. Pieringer, CFA           Strategic Small Cap Value        $0
 I. Charles Rinaldi                Strategic Small Cap Value        $0
 Robert M. Thornburg               Equity Income                    $1 - $10,000



------
*   Commenced operations on January 31, 2007.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:




                                                                  CLASS-LEVEL
                                FUND-LEVEL ADMIN. FEE              ADMIN. FEE               TOTAL ADMIN FEE
                                                   (% OF             (% OF                                  (% OF
                         AVERAGE DAILY NET     AVERAGE DAILY     AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                    ASSETS           NET ASSETS)       NET ASSETS)         NET ASSETS         NET ASSETS)
 Class A, Class B,       First $5 billion           0.05%           0.28   %      First $5 billion           0.33%
 Class C, Class D         Next $5 billion           0.04%                          Next $5 billion           0.32%
                         Over $10 billion           0.03%                         Over $10 billion           0.31%
 Administrator           First $5 billion           0.05%             0.10%/1/    First $5 billion           0.15%
 Class                    Next $5 billion           0.04%                          Next $5 billion           0.14%
                         Over $10 billion           0.03%                         Over $10 billion           0.13%
 Institutional           First $5 billion           0.05%             0.08%/2/    First $5 billion           0.13%
 Class                    Next $5 billion           0.04%                          Next $5 billion           0.12%
                         Over $10 billion           0.03%                         Over $10 billion           0.11%
 Investor Class and      First $5 billion           0.05%           0.40   %      First $5 billion           0.45%
 Class Z/3/               Next $5 billion           0.04%                          Next $5 billion           0.44%
                         Over $10 billion           0.03%                         Over $10 billion           0.43%


------

/1/   Prior to April 11, 2005, the class level fee was 0.20%
/2/   Prior to April 11, 2005 the class level fee was 0.10%
/3/   Effective February 1, 2008, the class-level administration fee for the
       Investor Class and Class Z was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for the Investor Class and Class Z was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.



     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds paid the following administrative fees. The Strategic Small Cap Value Fund and the Emerging Growth Fund commenced operations October 31, 2006, and January 31, 2007, respectively.





                                                               YEAR ENDED
                                                                 9/30/07
                                  ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                    INCURRED             FEES WAIVED              AFTER WAIVER
 C&B Large Cap Value Fund        $412,200                      $412,200                 $      0
 (Fund Level)
  Class A                        $195,782                      $ 64,775                 $131,007
  Class B                        $ 76,026                      $ 25,137                   50,889
  Class C                        $ 47,234                      $ 15,624                 $ 31,610

                                                          YEAR ENDED
                                                            9/30/07
                             ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                               INCURRED             FEES WAIVED              AFTER WAIVER
  Class D                   $552,325                      $182,818                 $369,507
 Administrator Class        $431,374                      $410,040                 $ 21,334
 Institutional Class        $ 62,259                      $ 62,259                 $      0




                            YEAR ENDED        11/1/04 -        7/26/04 -
FUND                          9/30/06          9/30/05         10/31/04
C&B Large Cap Value          $      0         $154,282         $ 7,767
Fund (Fund Level)
 Class A                     $104,255         $ 94,082         $ 3,738
 Class B                     $ 48,169         $ 44,997         $ 1,773
 Class C                     $ 27,713         $ 22,281         $   840
 Class D                     $309,658         $307,246         $24,505
Administrator Class          $ 32,332         $133,904         $ 4,042
Institutional Class          $      0         $ 32,065         $ 2,490



------
* For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.





                                                                  YEAR ENDED
                                                                    9/30/07
                                     ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                       INCURRED             FEES WAIVED              AFTER WAIVER
 Diversified Equity (Fund           $  654,099                    $      0                $  654,099
 Level)
  Class A                           $  355,628                    $      0                $  355,628
  Class B                           $  131,578                    $      0                $  131,578
  Class C                           $   18,486                    $      0                $   18,486
 Administrator Class                $1,127,592                    $      0                $1,127,592
 Diversified Small Cap (Fund        $  387,034                    $      0                $  387,034
 Level)
 Administrator Class                $  774,068                    $      0                $  774,068
 Emerging Growth (Fund              $      593                    $    593                $        0
 Level)
 Administrator Class                $       20                    $     20                $        0
 Investor Class                     $    4,425                    $  4,425                $        0
 Equity Income (Fund Level)         $  287,227                    $287,227                $        0
  Class A                           $  492,232                    $242,907                $  249,325
  Class B                           $   86,533                      34,767                $   51,766
  Class C                           $   13,384                    $  5,383                $    8,001
 Administrator Class                $  362,973                    $362,973                $        0
 Equity Value (Fund Level)          $   62,595                    $ 62,595                $        0
  Class A                           $   14,263                    $ 14,263                $        0
  Class B                           $    7,899                    $  7,899                $        0
  Class C                           $    1,700                    $  1,700                $        0
 Administrator Class                $   80,211                    $ 80,211                $        0
 Institutional Class                $   29,165                    $ 29,165                $        0
 Growth Equity (Fund Level)         $  281,108                    $      0                $  281,108
  Class A                           $   86,935                    $      0                $   86,935
  Class B                           $   21,859                    $      0                $   21,859

                                                                YEAR ENDED
                                                                  9/30/07
                                   ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                     INCURRED             FEES WAIVED              AFTER WAIVER
  Class C                         $    3,147                  $        0                 $  3,147
 Administrator Class              $  371,626                  $        0                 $371,626
 Institutional Class              $  120,488                  $        0                 $120,488
 Index (Fund Level)               $  979,272                  $  979,272                 $      0
 Administrator Class              $1,807,386                  $1,807,386                 $      0
 Investor Class                   $  620,213                  $   11,488                 $668,725
 Large Cap Appreciation           $   45,138                  $   45,138                 $      0
 (Fund Level)
  Class A                         $   99,921                  $   45,370                 $ 54,551
  Class B                         $   10,226                  $    4,503                 $  6,173
  Class C                         $    2,368                  $      938                 $  1,430
 Administrator Class              $   49,037                  $   49,037                 $      0
 Institutional Class              $      844                  $      844                 $      0
 Large Company Growth             $1,039,229                  $1,039,229                 $      0
 (Fund Level)
  Class A                         $1,302,366                  $  576,223                 $726,143
  Class B                         $  230,912                  $   87,209                 $143,703
  Class C                         $   37,049                  $   14,005                 $ 23,044
  Class Z                         $  454,900                  $  107,038                 $347,862
 Administrator Class              $1,286,329                  $1,286,329                 $      0
 Institutional Class              $  104,169                  $  104,169                 $      0
 Small Company Growth             $  262,883                  $  262,883                 $      0
 (Fund Level)
  Class A                         $    8,848                  $    2,703                 $  6,145
  Class B                         $    2,355                  $      719                 $  1,636
  Class C                         $      747                  $      228                 $    519
 Administrator Class              $  521,498                  $  445,914                 $ 75,584
 Small Company Value (Fund        $  207,990                  $  207,990                 $      0
 Level)
  Class A                         $  222,771                  $   85,475                 $137,296
  Class B                         $   36,049                  $   13,052                 $ 22,997
  Class C                         $   12,390                  $    4,487                 $  7,903
 Administrator Class              $  319,120                  $  319,120                 $      0
 Strategic Small Cap Value        $       66                  $       66                 $      0
 (Fund Level)
  Class A                         $      164                  $      164                 $      0
  Class C                         $      167                  $      167                 $      0
 Administrator                    $  107,960                  $  107,960                 $      0




                                           YEAR ENDED         YEAR ENDED
FUND                                         9/30/06           9/30/05
Diversified Equity (Fund Level)            $  674,973        $  700,004
 Class A                                   $  330,943        $  317,012
 Class B                                   $  161,112        $  207,796
 Class C                                   $   19,027        $   21,290
Administrator Class                        $1,167,417        $1,843,117
Diversified Small Cap (Fund Level)         $  314,325        $  252,822
Administrator Class                        $  628,651        $  791,017

                                             YEAR ENDED         YEAR ENDED
FUND                                          9/30/06            9/30/05
Equity Income (Fund Level)                  $        0         $  545,123
 Class A                                    $        0         $  533,416
 Class B                                    $        0         $  201,305
 Class C                                    $        0         $   22,926
Administrator Class                         $        0         $1,264,679
Equity Value (Fund Level)                   $        0         $    4,314
 Class A                                    $        0         $    8,405
 Class B                                    $        0         $    5,098
 Class C                                    $        0         $    1,149
Administrator Class                         $        0         $    4,193
Institutional Class*                        $        0              NA
Growth Equity (Fund Level)                  $  286,085         $  275,096
 Class A                                    $   68,048         $   60,455
 Class B                                    $   22,744         $   28,829
 Class C                                    $    2,824         $    2,567
Administrator Class                         $  400,877         $  754,393
Institutional Class                         $  110,286         $   26,438
Index (Fund Level)                          $        0         $  615,135
Administrator Class                         $        0         $1,762,926
Investor Class                              $  487,764         $  330,199
Large Cap Appreciation (Fund Level)         $        0         $   22,513
 Class A                                    $   46,497         $   71,525
 Class B                                    $    4,663         $    6,141
 Class C                                    $    1,144         $    1,979
Administrator Class                         $        0         $   24,980
Institutional Class*                        $        0              NA
Large Company Growth (Fund Level)           $        0         $1,392,667
 Class A                                    $1,381,819         $1,370,845
 Class B                                    $  391,935         $  579,573
 Class C                                    $   46,647         $   73,280
 Class Z                                    $  506,879
Administrator Class                         $1,447,757         $  275,238
Institutional Class                         $   75,180         $2,989,640
Small Company Growth (Fund Level)           $        0         $  256,484
 Class A                                    $    7,431         $    4,374
 Class B                                    $    1,498         $    1,102
 Class C                                    $      322         $      178
Administrator Class                         $   91,065         $  784,212
Small Company Value (Fund Level)            $        0         $   81,675
 Class A                                    $  222,113         $  137,503
 Class B                                    $   40,492         $   38,982
 Class C                                    $   13,451         $   10,033
Administrator Class                         $  198,992         $  139,206


------

*   Commenced operations on August 31, 2006.



Distributor
-----------



     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. After Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges), at the close of business on February 14, 2008, the Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES



     For fiscal year ended September 30, 2007, the Funds paid the Distributor the following fees for distribution-related services.





                                                PRINTING &   COMPENSATION        COMP.
             TOTAL DISTRIBUTION                   MAILING         TO              TO          OTHER*
FUND                FEES          ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DEALERS   (EXPLAIN)
 C&B LARGE CAP VALUE
  Class B         $203,642             $0           $0          $     0         $     0      $203,642
  Class C         $126,521             $0           $0          $79,725         $46,796      $      0
 DIVERSIFIED EQUITY
  Class B         $352,443             $0           $0          $     0         $     0      $352,443
  Class C         $ 49,518             $0           $0          $35,498         $14,020      $      0
 EQUITY INCOME
  Class B         $231,784             $0           $0          $     0         $     0      $231,784
  Class C         $ 35,850             $0           $0          $22,609         $11,241      $      0
 EQUITY VALUE
  Class B         $ 21,158             $0           $0          $     0         $     0      $ 21,158
  Class C         $  4,555             $0           $0          $ 3,582         $   973      $      0
 GROWTH EQUITY
  Class B         $ 58,550             $0           $0          $     0         $     0      $ 58,550
  Class C         $  8,431             $0           $0          $ 6,190         $ 2,241      $      0
 LARGE CAP APPRECIATION
  Class B         $ 27,392             $0           $0          $     0         $     0      $ 27,392
  Class C         $  6,342             $0           $0          $ 5,067         $ 1,275      $      0
 LARGE COMPANY GROWTH
  Class B         $618,513             $0           $0          $     0         $     0      $618,513
  Class C         $ 99,239             $0           $0          $39,499         $59,740      $      0
 SMALL COMPANY GROWTH
  Class B         $  6,309             $0           $0          $     0         $     0      $  6,309
  Class C         $  2,000             $0           $0          $ 1,380         $   620      $      0
 SMALL COMPANY VALUE
  Class B         $ 96,558             $0           $0          $     0         $     0      $ 96,558
  Class C         $ 33,186             $0           $0          $15,070         $18,116      $      0
 STRATEGIC SMALL CAP VALUE
  Class C         $    448             $0           $0          $   448         $     0      $      0


------

* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts to the third party lender, including 12b-1 fees, that it is entitled to receive pursuant to the Plan, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.



     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.


     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.


Shareholder Servicing Agent
---------------------------



     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Index Fund's Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.



     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.


     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.


Fund Accountant
---------------


     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:




AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.



Transfer and Distribution Disbursing Agent
------------------------------------------


     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.


Underwriting Commissions
------------------------



     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:





     YEAR ENDED 9/30/07              YEAR ENDED 9/30/06             4/11/05 - 9/30/05
     PAID          RETAINED          PAID         RETAINED          PAID         RETAINED
 $  320,043         $2,841        $575,363         $9,441        $409,777        $67,906



     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Large Cap Value Fund) and the amounts retained by Stephens was as follows:





     10/1/04 - 4/10/05
     PAID           RETAINED
 $  468,830         $80,488


     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Large Cap Value Fund and other C&B Funds was as follows:



        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  432,776           $62,198            $84,463           $43,443

     For the period April 11, 2005 through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the C&B Large Cap Value Fund was as follows:



     4/11/05 - 9/30/05
     PAID           RETAINED
 $  455,551         $62,974


Code of Ethics
--------------



     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE


     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.



     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.



     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.


     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.


     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.



     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:




                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------

/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders (except Class D shareholders) with
------------------------
an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.



     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.



     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.


     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     o Family members, as defined in the prospectus, of any of the above.



     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.


     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.


     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.



     Additional Investors Eligible to Purchase Class Z Shares of the Large
     ---------------------------------------------------------------------
Company Growth Fund ("Class Z shares"):
---------------------------------------



     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:


  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.


     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.



     Investors Eligible to Purchase Closed Funds. The Small Company Value Fund
     --------------------------------------------
(the "Closed Fund") (A, C, and Administrator Classes) are closed to new investors. You may continue to purchase shares of the Closed Fund if:


     o You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.


  o You are the beneficiary of shares of the Closed Fund (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.


  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

  o You sponsor a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.


  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of the Closed Fund.



     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.


     Investors Eligible to Acquire Class B Shares. Effective at the close of
     --------------------------------------------
business of February 14, 2008, Class B shares will be closed to new investors and additional investments form existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.



     New Investors Eligible to Purchase Shares of the Small Company Value Fund:
     --------------------------------------------------------------------------


          On November 1, 2005, the Wells Fargo Advantage Small Company Value Fund was closed to new investors. Retirement plans which include the Fund as an option, institutional wrap programs, and existing investors of the Fund will be permitted to continue to make additional investments in the Fund. However, Wells Fargo Funds Management, LLC, may also accept, as capacity allows, new investors who are investing through institutions that have agreed to establish a selling relationship with the Fund prior to November 1, 2005.



     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.


     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

     o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

     o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

  o All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Marketing and Shareholder Support Payments. Set forth below is a list of
     -------------------------------------------
the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates expect (as of December 31, 2007) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     o 401(k) Investment Services, Inc.

     o ADP Broker-Dealer, Inc.


     o A.G. Edwards & Sons, Inc.


     o American Skandia Marketing, Inc.


     o Ameriprise Financial Services, Inc.

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o GWFS Equities, Inc.


     o GunnAllen Financial, Inc.


     o Hewitt Financial Services, LLC

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o MSCS Financial Services, LLC

     o Multi-Financial Securities Corporation


     o Nationwide Investment Services Corp.


     o Pershing LLC

     o Prudential Investment Management Services, Inc.

     o Prudential Retirement Brokerage Services, Inc.


     o Ross, Sinclaire & Associates, LLC

     o Security Distributors, Inc.


     o Raymond James & Associates, Inc.

     o RBC Dain Rauscher, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC



     In addition to member firms of the FINRA, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.



                             PORTFOLIO TRANSACTIONS


     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.



     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the portfolio securities of the portfolio(s) of the Master Trust in which the Fund invests. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses indirectly borne by the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:



FUND                                    SEPTEMBER 30, 2007        SEPTEMBER 30, 2006
C&B Large Cap Value/1/                          24%                 29%
Diversified Equity/2/                           36%                 35%
Diversified Small Cap/2/                        35%                 63%
Emerging Growth/1, 3/                          125%                    N/A
Equity Income/1/                                16%/5/               7%
Equity Value/1/                                108%                107%
Growth Equity/2/                                42%                 39%
Index/1/                                         8%                  9%
Large Cap Appreciation/1/                      140%                155%
Large Company Growth/1/                         10%                  6%
Small Company Growth/1/                        138%                125%
Small Company Value/1/                          69%                114%/6/
Strategic Small Cap Value/1, 4/                 64%                    N/A



------
/1/   Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
2   Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/3/   Commenced operations January 31, 2007.
/4/   Commenced operations October 31, 2006.

/5/   Increase is due to significant outflows in the fiscal period indicated, due to Fund realignment and an increase in the actual number of names held in the Fund.
/6/   During the period indicated, substantial planned withdrawals from the
       Portfolio resulted in higher than normal turnover.

     Brokerage Commissions. The Funds did not pay any brokerage commissions for
     ---------------------
the past three fiscal years. Because the Funds invest a portion or substantially all of their respective assets in one or more master portfolios, they do not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.


     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:




FUND         BROKER/DEALER         AMOUNT
  None


                                 FUND EXPENSES



     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.


     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.


                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.



     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.


     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.


     Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.



     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:




                                   CAPITAL LOSS CARRY
FUND                                    FORWARDS           YEAR EXPIRES
  Index                               $  9,998,456            2009
                                      $  2,154,234            2010
                                      $    649,101            2011
                                      $  2,439,923            2012
  Large Company Growth                $     74,435            2008
                                      $ 10,803,602            2009
                                      $ 45,579,411            2010
                                      $162,908,821            2011
                                      $ 46,100,191            2012
                                      $ 10,507,524            2013




     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.


     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).


     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.


     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as discount obligations for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.


     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.


     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.


     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.


     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.


     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.


     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to entities subject to tax on unrelated business income (including a qualified pension plan, an IRA, a 401(k) Plan, a Keogh plan, or certain other tax-exempt entities), thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.


     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.



     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.



     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.


     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.


     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Federal Income Tax Rates. As of February 1, 2008, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify; payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.



     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.


     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.


     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.


     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.


     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related distributions or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.



     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.



     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Fund. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.


     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.



                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.


     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.


     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.



     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.



     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
     director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.


  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.


     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.



     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.


     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.


     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.



       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS



     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.


     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.


     B.   Top Ten Holdings. Top ten holdings information (excluding derivative
          ----------------
     positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.


     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.


     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.


     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.



     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.


     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the WELLS FARGO ADVANTAGE FUNDS for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.


     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.



     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.


     Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' Web site.


     No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.



                                 CAPITAL STOCK


     The Funds are thirteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.


     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.


     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.



     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.



     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.



     Set forth below as of January 4, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.


                        OWNERSHIP AS OF JANUARY 4, 2008





FUND            NAME AND ADDRESS                           PERCENTAGE
----------      ------------------------------------      -----------
C&B LARGE CAP VALUE
 C&B Large Cap VWELLS FARGO BANK NA FBO                       26.30%
Level)          OMNIBUS ACCOUNT - REINVEST/REINVEST
                PO BOX 1533
                MINNEAPOLIS MN 55480-1533
 Class A        WELLS FARGO BANK WEST NA                      14.44%
                VARIOUS FASCORP RECORDKEPT PLANS
                8515 E ORCHARD RD #2T2
                GREENWOOD VLG CO 80111-5002
                AMERICAN ENTERPRISE INVESTMENT                12.64%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class B        AMERICAN ENTERPRISE INVESTMENT                26.79%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
 Class C                    AMERICAN ENTERPRISE INVESTMENT                 23.75%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class D                    CHARLES SCHWAB & CO INC                        76.03%
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUND
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Administrator Class        WELLS FARGO BANK NA FBO                        44.23%
                            OMNIBUS ACCOUNT - REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        18.21%
                            OMNIBUS ACCOUNT - CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        15.81%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS MANAGEMENT LLC               12.60%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
 Institutional Class        PATRICIAN HOLDING LIMITED                      35.33%
                            C/O CALEDONIAN TRUST (CAYMAN) LTD
                            CALEDONIAN HOUSE
                            69 DR ROY'S DRIVE PO BOX 1043
                            GRAND CAYMAN KY1-1102 CAYMAN ISLANDS
                            WACHOVIA BANK                                  18.85%
                            1525 WEST WT HARRIS BLVD
                            NC1151
                            CHARLOTTE NC 28288-0001
                            CENTRAL NEW YORK COMMUNITY                     18.81%
                            FOUNDATION INC
                            500 S SALINA ST STE 428
                            SYRACUSE NY 13202-3314
                            NATEXIS BANQUES POPULAIRES                     11.43%
                            ATTN: SCT COMPTABILITE TITRES
                            10 RUE DES ROQUEMONTS
                            14099 CAEN CEDEX 9
                            FRANCE
                            SAXON & CO                                      7.64%
                            FBO
                            PO BOX 7780-1888
                            PHILADELPHIA PA 19182-0001
                            WELLS FARGO BANK NA FBO                         7.48%
                            PERFORMANCE FIBERS 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
DIVERSIFIED EQUITY
 Diversified Equity (Fund   WELLS FARGO BANK NA FBO                      45.90%
Level)                      REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK 401K                        33.40%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CITY OF HASTINGS NEBRASKA                    11.06%
                            RETIREMENT PLAN
                            C/O GREAT WEST RECORDKEEPER
                            8515 E ORCHARD RD #2T2
                            ENGLEWOOD CO 80111-5002
 Class B                    NONE                                        NONE
 Class C                    WELLS FARGO INVESTMENTS LLC                   9.42%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                      53.74%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      39.11%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
DIVERSIFIED SMALL CAP
 Diversified Small Cap (FundWELLS FARGO 401K                             63.50%
Level)                      PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      31.10%
                            DIVERSIFIED SMALL CAP FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                      63.50%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      31.03%
                            DIVERSIFIED SMALL CAP FUND I
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
EMERGING GROWTH
 Emerging Growth (Fund      CHARLES SCHWAB & CO INC                      30.60%
Level)                      SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
 Administrator Class        WELLS FARGO FUNDS SEEDING ACCOUNT             46.96%
                            525 MARKET ST
                            SAN FRANCISCO CA 94105
                            E*TRADE CLEARING LLC                          30.37%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
                            E*TRADE CLEARING LLC                           9.61%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
                            E*TRADE CLEARING LLC                           7.20%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
 Investor Class             CHARLES SCHWAB & CO INC                       30.75%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
EQUITY INCOME
 Class A                    PFPC BROKERAGE SERVICES                        5.77%
                            FBO WELLS FARGO
                            ATTN: MITCH BLOOMFIELD
                            420 MONTGOMERY ST 5TH FL
                            MAC A0101-057
                            SAN FRANCISCO CA 94104-1207
 Class B                    AMERICAN ENTERPRISE INVESTMENT                 5.83%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MLPF&S FOR THE SOLE BENEFIT                    7.86%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DRIVE EAST 3RD FLOOR
                            JACKSONVILLE FL 32246-6484
                            CHARLES SCHWAB & CO INC                        7.73%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Administrator Class        WELLS FARGO BANK NA FBO                       38.47%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       25.53%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA FBO                      14.03%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       7.62%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
EQUITY VALUE
 Equity Value (Fund Level)  WELLS FARGO FUNDS MANAGEMENT LLC             40.50%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Class A                    CHARLES SCHWAB & CO INC                      32.42%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT               10.78%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT               27.52%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               12.81%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            STATE STREET BANK & TRUST CO                  7.15%
                            CUST FOR THE ROLLOVER IRA OF
                            ELIZABETH L KAZARY
                            1009 OPIE RD
                            NESHANIC STN NJ 08853-4162
                            WELLS FARGO INVESTMENTS LLC                   6.23%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            JOHANNES W HUIJGENS &                         5.93%
                            ANDREA J HUIJGENS-PACK COMM PROP
                            21215 FLAMING ARROW TRL
                            CROSBY TX 77532-3200
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC             75.40%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            WELLS FARGO BANK NA FBO                      17.81%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA FBO                      5.31%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                     47.77%
                            EDVEST WELLS FARGO AGGRESSIVE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     22.54%
                            EDVEST WELLS FARGO MODERATE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     16.92%
                            ENTERPRISE RENT-A-CAR WF MANAGED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     11.99%
                            EDVEST WELLS FARGO BALANCED PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
GROWTH EQUITY
 Growth Equity (Fund Level) WELLS FARGO BANK NA FBO                     74.30%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                     18.46%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT              15.63%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    RBC DAIN RAUSCHER INC FBO                    8.82%
                            WASHOE BUILDING SUPPLY INC
                            RETIREMENT TRUST
                            1479 HYMER AVE
                            SPARKS NV 89431-5613
                            WELLS FARGO INVESTMENTS LLC                  7.05%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            ORCHARD TRUST CO LLC CUST FBO                6.62%
                            OPPRNHEIMER FUNDS RECORD KEEPER
                            C/O FASCORE LLC
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            WELLS FARGO INVESTMENTS LLC                  5.67%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Administrator Class        WELLS FARGO BANK NA FBO                      85.88%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            AST CAPITAL TRUST CO OF DE TTEE               5.56%
                            FBO FAEGRE & BENSON LLP
                            PO BOX 52129
                            PHOENIX AZ 85072-2129
                            WELLS FARGO BANK NA FBO                       5.33%
                            GROWTH EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                      99.80%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INDEX
 Index (Fund Level)         WELLS FARGO BANK NA FBO                      61.50%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                      66.65%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      18.46%
                            INDEX FUND REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      11.15%
                            INDEX FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             NONE                                        NONE
LARGE CAP APPRECIATION
 Large Cap Appreciation     WELLS FARGO FUNDS MANAGEMENT LLC             39.80%
(Fund Level)                EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Class A                    WELLS FARGO BANK WEST NA                     58.28%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            CHARLES SCHWAB & CO INC                      24.21%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Class B                    AMERICAN ENTERPRISE INVESTMENT               49.02%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               34.22%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                   6.05%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOILS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                   5.19%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOILS MN 55402-1927
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC             75.70%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            WELLS FARGO BANK NA FBO                      17.25%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                      99.87%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
LARGE COMPANY GROWTH
 Class A                    T ROWE PRICE RETIREMENT PLAN                 18.07%
                            SERVICES INC FBO RITE AID
                            4515 PAINTERS MILL RD
                            OWINGS MILLS MD 21117-4903
                            CHARLES SCHWAB & CO INC                       6.32%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK WEST NA                      5.62%
                            VAROUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT                9.81%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    NONE                                        NONE
 Administrator Class        WELLS FARGO BANK NA FBO                      33.89%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA FBO                      26.08%
                            LARGE COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      12.52%
                            LARGE COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       9.34%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS MANAGEMENT LLC              5.96%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Institutional Class        NFS LLC FEBO                                 43.53%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            STATE OF HAWAII                              28.71%
                            DEFERRED COMPENSATION PLAN
                            ISLAND SVGS PLAN
                            DEPT OF HUMAN RESOURCE DEVELOPMENT
                            235 S BERETANIA ST
                            HONOLULU HI 96813-2406
                            NFS LLC FEBO                                  9.28%
                            LASALLE BANK
                            FBO CREDIT SUISSE FAM WEALTH
                            135 S LASALLE ST
                            CHICAGO IL 60603-4177
                            STRAFE & CO.                                  8.59%
                            FAO FRYE LOUIS OMNIBUS ACCOUNTS
                            PO BOX 160
                            WESTERVILLE OH 43086-0160
                            WELLS FARGO BANK NA FBO                       5.02%
                            J.R. SIMPLOT SERP WF MANAGED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class Z                    NONE                                        NONE
SMALL COMPANY GROWTH
 Small Company Growth (Fund WELLS FARGO BANK NA FBO                      60.70%
Level)                      SMALL COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
 Class A                    CHARLES SCHWAB & CO INC                     43.86%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT              11.18%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT              34.98%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            PERSHING LLC                                 6.16%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            PERSHING LLC                                 5.73%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
 Class C                    AMERICAN ENTERPRISE INVESTMENT              22.61%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 14.96%
                            608 SECOND AVENUE SOUTH 8TH FLOOR
                            MINNEAPOLIS MN 55402-1927
                            PERSHING LLC                                12.08%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            E*TRADE CLEARING LLC                         5.94%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
 Administrator Class        WELLS FARGO BANK NA FBO                     61.33%
                            SMALL COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            VANGUARD FIDUCIARY TRUST COMPANY            17.30%
                            ATTN: OUTSIDE FUNDS
                            PO BOX 2600
                            VALLEY FORGE PA 19482-2600
                            NFS LLC FEBO                                 7.94%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987

FUND                        NAME AND ADDRESS                        PERCENTAGE
----------------------      ---------------------------------      -----------
SMALL COMPANY VALUE
 Small Company Value (Fund  NFS LLC FEBO                               38.20%
Level)                      FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
 Class A                    CHARLES SCHWAB & CO INC                    34.87%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK WEST NA                   12.08%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            NATIONWIDE TRUST COMPANY FSB                8.55%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            NFSC FEBO # F2J-000019                      7.54%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
 Class B                    AMERICAN ENTERPRISE INVESTMENT             20.39%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT              9.93%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            EMJAY CORPORATION                           6.22%
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Administrator Class        NFS LLC FEBO                               46.93%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WELLS FARGO BANK NA FBO                    24.02%
                            OMNIBUS ACCOUNT R/R
                            C/O MUTUAL FUND PROCESSING
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     9.11%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                             NAME AND ADDRESS                       PERCENTAGE
---------------------------      --------------------------------      -----------
                                 NFS LLC FEBO                              6.71%
                                 THE NORTHERN TRUST COMPANY
                                 PO BOX 92956
                                 CHICAGO IL 60675-0001
STRATEGIC SMALL CAP VALUE
 Class A                         WELLS FARGO BANK NA FBO                  34.84%
                                 625 MARQUETTE AVE S 13TH FLOOR
                                 MINNEAPOLIS MN 55402-2308
                                 WELLS FARGO BANK NA FBO                  14.19%
                                 625 MARQUETTE AVE S 13TH FLOOR
                                 MINNEAPOLIS MN 55402-2308
                                 AMERICAN ENTERPRISE INVESTMENT            7.36%
                                 SERIVCES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
                                 WELLS FARGO BANK NA FBO                   5.86%
                                 625 MARQUETTE AVE S 13TH FLOOR
                                 MINNEAPOLIS MN 55402-2308
                                 PERSHING LLC                              5.06%
                                 PO BOX 2052
                                 JERSEY CITY NJ 07303-2052
 Class C                         STATE STREET BANK & TRUST CO             14.70%
                                 CUST FOR THE IRA OF
                                 PAMELA R THOMPSON
                                 6 WATER ST
                                 LEBANON NJ 08833-4530
                                 PATRICIA MONTEFUSCO TTEE                 13.68%
                                 JAMES B COLLINS TRUST
                                 63 JOHNSON DR
                                 CHATHAM NJ 07928-1125
                                 JOHN ELKOWITZ                             7.34%
                                 41 SMITH RD
                                 DENVILLE NJ 07834-9407
                                 STATE STREET BANK & TRUST CO              6.23%
                                 CUST FOR THE ROLLOVER IRA OR
                                 ELIZABETH ROSE COFONE
                                 108 CANAL WALK BLVD
                                 SOMERSET NJ 08873-7277
                                 STATESTREET BANK & TRUST CO               6.12%
                                 CUST FOR THE ROLLOVER IRA OF
                                 LAWRENCE J MCCARTHY
                                 14 SARIAN DR
                                 NEPTUNE NJ 07753-3438
                                 GERARD SORELL                             5.86%
                                 SUSAN SORELL JTWROS
                                 49 BROOKSIDE TER
                                 N CALDWELL NJ 07006-4135
                                 STATE STREET BANK & TRUST CO              5.55%
                                 CUST FOR THE IRA OF
                                 JEANETTE C ARNONE
                                 2 BIRCH CT
                                 E STROUDSBURG PA 18301-1337

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO FUNDS SEEDING ACCOUNT             5.33%
                            MAC #A0103-091
                            525 MARKET STREET 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
 Administrator Class        WELLS FARGO FUNDS SEEDING ACCOUNT           100.00%
                            MAC #A0103-091
                            525 MARKET STREET 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779



     ------

(a) National Financial Services, LLC, a Delaware Limited Liability Company, is a subsidiary of Fidelity Global Brokerage Group, Inc., which, in turn, is a Delaware Corporation, and a subsidiary of FMR Group, Inc., a Delaware Corporation.



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.



                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.


                             FINANCIAL INFORMATION



     The audited financial statements for the Funds for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2008



                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222



                    WELLS FARGO ADVANTAGE ASIA PACIFIC FUND
               WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND
                   (FORMERLY THE EMERGING MARKETS FOCUS FUND)
                 WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

                WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND
                 WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND
                      WELLS FARGO ADVANTAGE OVERSEAS FUND


CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS



     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Effective at the close of business on February 14, 2008, Class B shares of the Asset Allocation, Growth Balanced and Moderate Balanced Funds will be closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. Prior to April 11, 2005, the Administrator Class of the Funds (except the Asia Pacific Fund and the Overseas Fund) was named the Institutional Class and the Institutional Class of the International Equity Fund and International Value Fund was named the Select Class.



FUND                        CLASS A, B**, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Asia Pacific                     o*                                                            o
 Emerging Markets Equity          o                    o
 International Core               o                    o
 International Equity             o                    o                     o
 International Value              o                    o                     o
 Overseas                                                                    o                  o



*   Offers Class A and Class C shares only.
**   Effective on the close of business February 14, 2008, Class B shares of each of the Funds were closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2007 are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.


     ISFS/FASAI01 (02/08)

                              TABLE OF CONTENTS



                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              18
 Trustees and Officers                                                  18
 Investment Adviser                                                     21
 Investment Sub-Advisers                                                23
 Investment Sub-Adviser - Master Portfolios                             23
 Portfolio Managers                                                     24
 Administrator                                                          30
 Distributor                                                            31
DISTRIBUTION FEES                                                       32
 Shareholder Servicing Agent                                            33
 Custodian                                                              33
 Fund Accountant                                                        34
 Transfer and Distribution Disbursing Agent                             34
 Underwriting Commissions                                               34
 Code of Ethics                                                         34
DETERMINATION OF NET ASSET VALUE                                        35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          35
PORTFOLIO TRANSACTIONS                                                  38
FUND EXPENSES                                                           41
FEDERAL INCOME TAXES                                                    41
PROXY VOTING POLICIES AND PROCEDURES                                    49
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       51
CAPITAL STOCK                                                           52
OTHER INFORMATION                                                       57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           58
FINANCIAL INFORMATION                                                   58

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.


     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.




     The International Equity Fund was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Emerging Markets Equity Fund was created as part of the reorganization between Montgomery and the Trust. The reorganization between Montgomery and the Trust followed the purchase by the Funds' adviser's parent company of certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the Wells Fargo Advantage Funds/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser"), into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.



     The chart below indicates the predecessor Stagecoach, Montgomery and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.




WELLS FARGO ADVANTAGE FUNDS                          PREDECESSOR FUNDS
---------------------------------------------------- ---------------------------------------
Wells Fargo Advantage Asia Pacific Fund              Strong Asia Pacific Fund
Wells Fargo Advantage Emerging Markets Equity Fund   Montgomery Emerging Markets Focus Fund
 (formerly the Emerging Markets Focus Fund)
Wells Fargo Advantage International Core Fund        Strong Advisor International Core Fund
Wells Fargo Advantage International Equity Fund      Stagecoach International Equity Fund
Wells Fargo Advantage Overseas Fund                  Strong Overseas Fund


     The ASIA PACIFIC FUND commenced operations on April 11, 2005, as successor to the Strong Asia Pacific Fund. The predecessor Strong Asia Pacific Fund commenced operations on December 31, 1993.



     The EMERGING MARKETS EQUITY FUND, formerly named the Emerging Markets Focus Fund, commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. predecessor Montgomery Emerging Markets Focus Fund is considered the surviving entity for accounting purposes. The Emerging Markets Equity Fund changed its name from the Montgomery Emerging Markets Focus Fund to the Emerging Markets Focus Fund effective April 11, 2005, and subsequently to the Emerging Markets Equity Fund effective February 1, 2008.



     The INTERNATIONAL CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor International Core Fund. The predecessor Strong Advisor International Core Fund commenced operations on September 28, 2001.


     The INTERNATIONAL EQUITY FUND commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.


     The INTERNATIONAL VALUE FUND commenced operations on October 31, 2003. The International Value Fund changed its name from the Overseas Fund to the International Value Fund effective April 11, 2005.


     The OVERSEAS FUND commenced operations on April 11, 2005, as successor to the Strong Overseas Fund. The predecessor Strong Overseas Fund commenced operations on June 30, 1998.

Fundamental Investment Policies
-------------------------------


     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.


     THE FUNDS MAY NOT:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;


     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;



     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


Non-Fundamental Investment Policies
-----------------------------------


     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.



     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.



     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.



     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.


     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:


     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


General
-------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS



     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The International Value Fund described in the SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust"). References to the activities of the gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.



DEBT SECURITIES
----------------


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


Commercial Paper
----------------



     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.



Convertible Securities
----------------------


     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.


Custodial Receipts for Treasury Securities
------------------------------------------


     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the

Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.


     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.


Loan Participations
-------------------


     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.


Money Market Instruments
------------------------



     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.



     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.


Synthetic Convertible Securities
--------------------------------


     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


U.S. Government Obligations
---------------------------



     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.


     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.



Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.


DERIVATIVES
-----------


Derivative Securities
---------------------



     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).


     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.


     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.


     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.


Futures and Options Contracts
-----------------------------



     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).


     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.



     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.


     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.


     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.


     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).


     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.


     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.



     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.



     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.



     Below is a description of some of the types of futures and options in which a Fund may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.


     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.



     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


Swap Agreements and Swaptions
-----------------------------


     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.


     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a

Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.


     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).


     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.


     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.


     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.


     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.


     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.


     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------



Emerging Market Securities
--------------------------



     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.



     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.



     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.



Foreign Obligations and Securities
----------------------------------



     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.



     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.


     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.



     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.



     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     Participation Notes. The Funds may purchase participation notes, also
     -------------------
known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.



     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.


EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.


Initial Public Offerings
------------------------


     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.



Smaller Company Securities
--------------------------


     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).



     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.



     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------


Borrowing
----------


     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Loans of Portfolio Securities
-----------------------------



     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.



     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------



     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such

Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


     The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.


Closed-End Investment Companies
-------------------------------


     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.


Privately Issued Securities
---------------------------



     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).



Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.



     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer.



     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."


Trustees and Officers
---------------------


     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.



     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.



     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.



                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Education Consultant to the Director of the Institute for              N/A
                           since 1987           Executive Education of the Babcock Graduate School of
                                                Management of Wake Forest University. Prior thereto, the
                                                Thomas Goho Chair of Finance of Wake Forest University,
                                                Calloway School of Business and Accountancy, from
                                                2006-2007 and Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 54        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
1   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.



     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.



     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.



     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2007, the Trustees received the following compensation:



                               COMPENSATION TABLE

                      FISCAL YEAR ENDED SEPTEMBER 30, 2007





                               INTERESTED
                               TRUSTEE                                      INDEPENDENT TRUSTEES
                               J. TUCKER        THOMAS S.        PETER G.        OLIVIA          TIMOTHY J.        DONALD C.
FUND                           MORSE            GOHO             GORDON          MITCHELL        PENNY             WILLEKE
Asia Pacific                    $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Emerging Markets Equity         $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
International Core              $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
International Equity            $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
International Value             $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Overseas                        $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
TOTAL COMPENSATION FROM
THE FUND COMPLEX/2/             $173,000         $188,000         $211,500        $173,000         $173,000         $173,000


------

/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Fund's fiscal year end (consisting of 149 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.



           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2007





                           INTERESTED
                           TRUSTEE           INDEPENDENT TRUSTEES
                           J. TUCKER         THOMAS S.
FUND                       MORSE             GOHO
Asia Pacific               $0                $0
Emerging Markets Equity    $0                $0
International Core         $0                $0
International Equity       $0                $0
International Value        $0                $0
Overseas                   $0                $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000     over $100,000



                           PETER G.          OLIVIA            TIMOTHY J.        DONALD C.
FUND                       GORDON            MITCHELL          PENNY             WILLEKE
                           $10,001 -
Asia Pacific               $ 50,000          $0                $0                $     0
                           $10,001 -
Emerging Markets Equity    $ 50,000          $0                $0                $     0
International Core         $1 - $10,000      $0                $0                $     0
                           $50,001 -                                             $10,001 -
International Equity       $100,000          $0                $0                $50,000
                           $10,001 -
International Value        $ 50,000          $0                $0                $     0
Overseas                   $      0          $0                $0                $     0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000     over $100,000     over $100,000     over $100,000


------

/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 149 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.



     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.



     The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii) a gateway feeder Fund that invests in a single corresponding portfolio of Master Trust and has "dormant" advisory arrangements at the gateway level.




                                                  FEE
FUND                                       EFFECTIVE 8/1/04
 Emerging Markets Equity Fund        First $500M            1.10%
                                      Next $500M            1.05%
                                       Next $2B             1.00%
                                       Next $2B            0.975%
                                       Over $5B             0.95%
 International Equity Fund           First $500M            0.95%
                                      Next $500M            0.90%
                                       Next $2B             0.85%
                                       Next $2B            0.825%
                                       Over $5B             0.80%




                                             FEE
FUND                                  EFFECTIVE 4/11/05
 Asia Pacific Fund              First $500M            1.10%
                                 Next $500M            1.05%
                                  Next $2B             1.00%
                                  Next $2B            0.975%
                                  Over $5B             0.95%
 International Core Fund        First $500M            0.95%
                                 Next $500M            0.90%
                                  Next $2B             0.85%
                                  Next $2B            0.825%
                                  Over $5B             0.80%
 Overseas Fund                  First $500M            0.95%
                                 Next $500M            0.90%
                                  Next $2B             0.85%
                                  Next $2B            0.825%
                                  Over $5B             0.80%


     As described in the second category above, the gateway feeder Fund invests 100% of its assets in a single respective master portfolio of Master Trust. Because the gateway feeder Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Fund to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If the gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.




                                                                     ANNUAL RATE/2/
                                ACTIVE         DORMANT ASSET    (AS A PERCENTAGE OF NET
                            ADVISORY FEES   ALLOCATION FEES/1/          ASSETS)
GATEWAY FEEDER FUND                                                 EFFECTIVE 8/1/04
International Value Fund   0.00%           0.25%                First $500M       0.95%
                                                                 Next $500M       0.90%
                                                                   Next $2B       0.85%
                                                                   Next $2B      0.825%
                                                                   Over $5B       0.80%


------

/1/   Represents the proposed advisory fee payable to Funds Management as
       Adviser if the Fund converts into a gateway blended Fund.
/2/   Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.



     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     -------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:




                                       YEAR ENDED
                                         9/30/07
                                                       MANAGEMENT
                          MANAGEMENT        FEES       FEES PAID
FUND                    FEES INCURRED      WAIVED     AFTER WAIVER
Asia Pacific              $5,254,019    $1,487,901    $3,766,118
Emerging Markets          $2,738,152    $  426,379    $2,311,773
Equity
International Core        $   85,152    $   85,152    $        0
International Equity      $7,578,696    $2,102,162    $5,476,534
International Value       $        0    $        0    $        0
Overseas                  $  715,961    $  336,755    $  379,206




                                         YEAR ENDED                           YEAR ENDED
                                          9/30/06                              9/30/05
                                                      FEES                                 FEES
FUND                            FEES PAID            WAIVED           FEES PAID           WAIVED
Asia Pacific                   $2,377,500         $  932,775         $  869,174         $267,702
Emerging Markets               $2,486,837         $  397,214         $2,406,317         $218,616
Equity
International Core             $        0         $  125,439         $   16,722         $ 16,722
International Equity           $5,081,300         $1,710,214         $5,049,947         $856,457
International Value/1/         $        0         $        0         $        0         $      0
Overseas                       $  341,137         $  305,589         $  374,999         $363,804



     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                            AVERAGE DAILY
FUND                          NET ASSET         ANNUAL RATE
 Asia Pacific                First $4B              0.75%
 International Core           Next $2B              0.73%
 Overseas                     Over $6B              0.70%


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Advisers
-----------------------


     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star") and Wells Capital Management, an affiliate of Funds Management (each a "Sub-Adviser" and collectively the "Sub-Advisers"), to serve as investment sub-advisers to the stand-alone Funds (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.


     For providing investment sub-advisory services to the stand-alone Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.




                                                                    FEE                                   FEE
FUND                              SUB-ADVISER                 PRIOR TO 1/1/06                       EFFECTIVE 1/1/06
 International Equity//             Artisan          All asset levels            0.70%       First $250M             0.70%
                                                                                              Over $250M             0.50%
                                      LSV               First $150M              0.35%       First $150M             0.35%
                                                        Next $350M               0.40%        Next $350M             0.40%
                                                        Next $250M               0.35%        Next $250M             0.35%
                                                        Next $250M              0.325%        Next $250M            0.325%
                                                         Over $1B                0.30%         Over $1B              0.30%
                                    New Star            First $50M               0.35%        First $50M             0.35%
                                                        Next $500M               0.29%        Next $500M             0.29%
                                                        Over $550M               0.20%        Over $550M             0.20%
 International Core                 New Star            First $50M               0.35%       $0-50M                  0.35%
                                                        Next $500M               0.29%        Next $500M             0.29%
                                                        Over $550M               0.20%        Over $550M             0.20%
 Overseas                           New Star            First $50M               0.35%        First $50M             0.35%
                                                        Next $500M               0.29%        Next $500M             0.29%
                                                        Over $550M               0.20%        Over $550M             0.20%
 Asia Pacific                    Wells Capital          First $200M              0.45%       First $100M             0.65%
                                   Management           Over $200M               0.35%        Next $100M             0.55%
                                                                                              Over $200M             0.45%
 Emerging Markets Equity         Wells Capital          First $200M              0.35%       First $100M             0.65%
                                   Management           Over $200M               0.25%        Next $100M             0.55%
                                                                                              Over $200M             0.45%



     Investment Sub-Adviser - Master Portfolios
     ------------------------------------------



     Funds Management has engaged LSV to serve as investment sub-adviser to the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the chart below. Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the gateway Fund's assets. The Sub-Advisers furnish to

Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.


     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.



MASTER PORTFOLIO                       SUB-ADVISER             ASSET LEVEL / FEE
 International Value Portfolio             LSV           First $150M            0.35%
                                                          Next $350M            0.40%
                                                          Next $250M            0.35%
                                                          Next $250M           0.325%
                                                            Over $1B            0.30%

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Funds to the following unaffiliated sub-advisers for the fiscal years indicated below.




                                                             YEAR ENDED
                                                              9/30/07
                                                                   FEES WAIVED/
      FUND/MASTER PORTFOLIO          SUB-ADVISER      FEES PAID     REIMBURSED
 International Core Fund              New Star      $   33,427          $0
 International Equity Fund        Artisan Partners  $2,011,202          $0
                                         LSV        $1,100,821          $0
                                      New Star      $  901,816          $0
 International Value Portfolio           LSV        $1,431,642          $0
 Overseas                             New Star        269,007           $0



                                          YEAR ENDED                  YEAR ENDED
                                           9/30/06                      9/30/05
                                                FEES WAIVED/                 FEES WAIVED/
      FUND/MASTER PORTFOLIO        FEES PAID     REIMBURSED     FEES PAID     REIMBURSED
 International Core Fund         $   18,070         $   0     $  5,740/1/   $0/1/
 International Equity Fund       $1,819,923         $   0      //$889,823   $   0
                                 $  893,934         $   0     $   526,568   $   0
                                 $  788,657         $   0     $   411,658   $   0
 International Value Portfolio   $  630,771         $   0     $   483,065   $   0
 Overseas                        $  246,359         $0/1/     $241,313/1/   $   0


------

/1/   For the nine-month fiscal period ended September 30, 2005.



Portfolio Managers
------------------



     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.





FUND                           SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------------ --------------------------  -------------------
Asia Pacific Fund              Wells Capital Management    Anthony L.T. Cragg
Emerging Markets Equity Fund   Wells Capital Management    Anthony L.T. Cragg
                                                           Alison Shimada
International Core Fund        New Star                    Mark Beale
Overseas Fund                                              Brian Coffey
                                                           Richard Lewis

International Equity Fund   Artisan     Mark L. Yockey, CFA
                            LSV         Josef Lakonishok
                                        Puneet Mansharamani, CFA
                                        Menno Vermeulen, CFA
                            New Star    Mark Beale
                                        Brian Coffey
                                        Richard Lewis
International Value Fund    LSV         Josef Lakonishok
                                        Puneet Mansharamani, CFA
                                        Menno Vermeulen, CFA


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."




                                REGISTERED INVESTMENT            OTHER POOLED
                                      COMPANIES              INVESTMENT VEHICLES            OTHER ACCOUNTS
                              NUMBER          TOTAL         NUMBER        TOTAL        NUMBER         TOTAL
                                OF           ASSETS           OF          ASSETS         OF           ASSETS
PORTFOLIO MANAGER*           ACCOUNTS        MANAGED       ACCOUNTS      MANAGED      ACCOUNTS       MANAGED
ARTISAN
 Mark L. Yockey, CFA            5       $20,472,179,783       1       $346,474,729      30       $9,818,502,994
LSV
 Josef Lakonishok              27       $        9,467M      31       $    11,320M      509      $      54,750M
 Puneet Mansharamani, CFA      27       $        9,467M      31       $    11,320M      509      $      54,750M
 Menno Vermeulen, CFA          27       $        9,467M      31       $    11,320M      509      $      54,750M
NEW STAR
 Mark Beale                     3       $   321,777,468       3       $266,234,208       8       $2,061,118,749
 Brian Coffey                   1       $    85,521,598       2       $ 45,273,313      10       $  533,634,168
 Richard Lewis                  1       $   734,815,583       3       $ 90,806,190      14       $3,864,076,610
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg             0       $             0       0       $          0       2       $         347M
 Alison Shimada                 0       $             0       0       $          0       1       $         370M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.




                                    REGISTERED INVESTMENT                OTHER POOLED
                                          COMPANIES                  INVESTMENT VEHICLES             OTHER ACCOUNTS
                                  NUMBER            TOTAL            NUMBER         TOTAL         NUMBER          TOTAL
                                    OF              ASSETS             OF           ASSETS          OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS          MANAGED          ACCOUNTS       MANAGED       ACCOUNTS        MANAGED
ARTISAN
 Mark L. Yockey, CFA                1           $651,227,282           0              $0            0          $   0
LSV
 Josef Lakonishok                   0           $          0           0              $0           25          $ 4.4B
 Puneet Mansharamani, CFA           0           $          0           0              $0           25          $ 4.4B
 Menno Vermeulen, CFA               0           $          0           0              $0           25          $ 4.4B
NEW STAR
 Mark Beale                         0           $          0           0              $0            0          $   0
 Brian Coffey                       0           $          0           0              $0            0          $   0

                                REGISTERED INVESTMENT             OTHER POOLED
                                      COMPANIES               INVESTMENT VEHICLES                 OTHER ACCOUNTS
                                 NUMBER         TOTAL         NUMBER         TOTAL         NUMBER             TOTAL
                                   OF           ASSETS          OF           ASSETS          OF               ASSETS
PORTFOLIO MANAGER*              ACCOUNTS       MANAGED       ACCOUNTS       MANAGED       ACCOUNTS           MANAGED
 Richard Lewis                     0              $0            0              $0            3           $1,687,216,162
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg                0              $0            0              $0            0           $            0
 Alison Shimada                    0              $0            0              $0            1           $         370M



------

* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.



     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.



     ARTISAN. Artisan's international growth Portfolio Manager manages various types of portfolios for multiple clients within two investment strategies-international growth and international small-cap growth. All investment accounts within a single investment strategy are managed to a single model with few exceptions resulting from client-directed restrictions or cash flow limitations of the account. Because of these considerations and the differences between the two strategies, Artisan's Portfolio Managers may from time to time purchase securities, including initial public offerings, for one client account but not for another client account for which that team is responsible. This may result in varying performances among client accounts in the same investment strategy. In addition, some of the portfolios Artisan manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan.



     Artisan's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan portion of the Fund), the allocation of IPOs and compliance with the firm's Code of Ethics.


     LSV. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar 40 objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-l of the 1940 Act and Rule 204A-l under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.


     The Portfolio Managers of LSV may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, they do have procedures in place designed to ensure that all clients are treated fairly and equitably over time.


     NEW STAR. The Portfolio Managers may face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage mounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios.


     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings, subject to their individual guidelines and restrictions. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the investment Advisers Act of 1 940 (the "Advisers Act') to address potential conflicts associated with managing the Portfolios and any personal mounts the Portfolio Manager may maintain.


     The Portfolio Managers of New Star may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, the investment process does not allow individual members of the team to authorized trades and further procedures are in place which are designed to ensure that all clients are treated fairly and equitably over time.



     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.



     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:



     ARTISAN COMPENSATION. Artisan's Portfolio Managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. Portfolio Managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns Portfolio Managers' interests more closely with the long-term interests of clients and Fund shareholders. The Portfolio Managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan's salaried employees. All of Artisan's senior professionals, including Portfolio Managers, have limited partnership interests in the firm.


     LSV COMPENSATION. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.


     NEW STAR COMPENSATION. In addition to receiving a standard salary package which is broadly aligned to market rates, all investment professionals hold a significant number of shares or share options in New Star. The success of New Star is dependent on the ability of the investment professionals to deliver performance to investors and intermediaries. No individuals are rewarded solely based on their performance or by any reference to differing fund fee structures such as performance fees or differing tiered rates. Share or option participation rather than performance fees ensures that unnecessary risks on individual portfolios are not taken and that the key driver of the business, long term fund performance, is uppermost in their minds. They will ultimately only be rewarded if the business is successful and performance is good. Shares held by employees are subject to a lock-in arrangement, and may then be sold, progressively over the period to November 2009. Group life assurance and medical insurance is available to permanent employees.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:



PORTFOLIO MANAGERS   BENCHMARK                      LENGTH OF TIME
-------------------- -----------------------------  -------------------------
Anthony L.T. Cragg   MSCI AC Asia Pacific Index     One calendar year period
                     MSCI Emerging Markets Index    One calendar year period
Alison Shimada       MSCI Emerging Markets Index    One calendar year period

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS




PORTFOLIO MANAGER                FUND                        BENEFICIAL OWNERSHIP
 ARTISAN
 Mark L. Yockey, CFA             International Equity        $               0
 LSV
 Josef Lakonishok                International Equity        $               0
                                 International Value         $               0
 Puneet Mansharamani, CFA        International Equity        $               0
                                 International Value         $               0
 Menno Vermeulen, CFA            International Equity        $               0
                                 International Value         $               0
 NEW STAR
 Mark Beale                      International Core          $               0
                                 International Equity        $               0
                                 Overseas                    $               0
 Brian Coffey                    International Core          $               0
                                 International Equity        $               0
                                 Overseas                    $               0
 Richard Lewis                   International Core          $               0
                                 International Equity        $               0
                                 Overseas                    $               0
 WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg              Asia Pacific                $100,001-$500,000

PORTFOLIO MANAGER        FUND                           BENEFICIAL OWNERSHIP
                         Emerging Markets Equity        $0
 Alison Shimada          Emerging Markets Equity        $0


Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:




                                      FUND-LEVEL                  CLASS-LEVEL
                                      ADMIN. FEE                   ADMIN. FEE              TOTAL ADMIN. FEE
                                                  (% OF              (% OF                                 (% OF
                           AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                  NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B,            First $5B            0.05%              0.28%            First $5B            0.33%
 Class C/1/                    Next $5B            0.04%                                Next $5B            0.32%
                              Over $10B            0.03%                               Over $10B            0.31%
 Administrator Class          First $5B            0.05%              0.10%            First $5B            0.15%
                               Next $5B            0.04%                                Next $5B            0.14%
                              Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class          First $5B            0.05%              0.08%            First $5B            0.13%
                               Next $5B            0.04%                                Next $5B            0.12%
                              Over $10B            0.03%                               Over $10B            0.11%
 Investor Class/2/            First $5B            0.05%              0.40%            First $5B            0.45%
                               Next $5B            0.04%                                Next $5B            0.44%
                              Over $10B            0.03%                               Over $10B            0.43%


------

/1/   From April 11, 2005 through January 31, 2008, the class-level administration fee was reduced by 0.05% for Class A, Class B and Class C of the International Core Fund. Effective February 1, 2008, these fee reductions were removed and the administration fees for these classes of the International Core Fund are as shown in the table.
/2/   Effective February 1, 2008, the class-level administration fee for the
       Investor Class was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for the Investor Class was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion. From April 11, 2005 through January 31, 2007, the class-level administration fee was reduced by 0.20% for the Investor Class of the Asia Pacific Fund and by 0.05% for the Investor Class of the Overseas Fund. Effective February 1, 2008, these fee reductions were removed and the administration fees for the Investor Class of the Asia Pacific Fund and Overseas Fund are as shown in the table.


     Administrative Fees Paid. For the fiscal year ends shown in the table
     -------------------------
below, the Funds listed paid the administrative fees indicated.





                                     YEAR ENDED   YEAR ENDED   YEARENDED
FUND                                   9/30/07      9/30/06     9/30/05
INTERNATIONAL EQUITY (FUND LEVEL)     $407,188     $363,456   $266,655
 Class A                              $161,031     $149,921   $158,201
 Class B                              $ 36,130     $ 41,949   $ 42,347
 Class C                              $  5,224     $  4,344   $  4,366
Administrator Class                   $695,999     $656,834   $694,525
Institutional Class                   $ 36,876     $   0/2/         N/A

                                        YEAR ENDED  YEAR ENDED   YEARENDED
FUND                                     9/30/07      9/30/06     9/30/05
INTERNATIONAL VALUE (FUND LEVEL)        $      0     $      0    $    121
 Class A                                $      0     $      0    $    293
 Class B                                $      0     $      0    $    108
 Class C                                $      0     $      0    $     35
Administrator Class                     $      0     $      0    $     86
Institutional Class/1/                  $      0     $      0         N/A
EMERGING MARKETS EQUITY (FUND LEVEL)    $124,461     $131,093    $109,378
 Class A                                $502,340     $473,402    $412,968
 Class B                                $ 19,546     $ 16,007    $  9,796
 Class C                                $  9,013     $  7,998    $  7,116
 Administrator Class                    $ 59,316     $ 84,541    $ 98,025


------
/1/   The Institutional Class incepted on August 31, 2006. Administrative feed paid reflect the period from August 31, 2006 through September 30, 2006.
/2/   The amount indicates fees paid from August 31, 2006, the commencement date of the class, through September 30, 2006.


     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of Funds Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor Asia Pacific and Overseas Funds at the annual rate of 0.30% of each predecessor's average daily net assets attributable to each Fund's predecessor Investor Class shares, from the predecessor Overseas Fund at the annual rate of 0.02% of the predecessor's average daily net assets attributable to its predecessor Institutional Class shares, and from the predecessor International Core Fund at the annual rate of 0.30%o of the predecessor's average daily net assets attributable to its predecessor Class A, Class B, and Class C shares. The table below shows the administration fees paid by these Funds or their predecessor portfolios for the indicated fiscal periods to the respective administrator shown below:




                           YEAR ENDED   YEAR ENDED        PERIODENDED               YEAR ENDED
                             9/30/07      9/30/06           9/30/05                  12/31/04
                              FEES         FEES         FEES
                             PAID TO      PAID TO     PAID TO       FEES         FEES         FEES
                              FUNDS        FUNDS       FUNDS       PAID TO      PAID TO      WAIVED
FUND                          MGMT         MGMT         MGMT         SIS          SIS        BY SIS
ASIA PACIFIC FUND (FUND    $  239,089    $150,467    $144,919     $ 83,413       N/A         N/A
LEVEL)
 Class A/1/                $       55      N/A         N/A          N/A          N/A         N/A
 Class C/1/                $        7      N/A         N/A          N/A          N/A         N/A
 Investor Class            $1,195,392    $752,335    $162,350     $ 93,446     $329,696    $      0
INTERNATIONAL CORE FUND    $        0    $      0    $    406     $    234       N/A         N/A
(FUND LEVEL)
 Class A                   $        0    $      0    $  1,284     $    739     $      0    $  1,867
 Class B                   $        0    $      0    $  2,190     $  1,260     $      0    $  2,723
 Class C                   $        0    $      0    $    367     $    211     $      0    $    683
 Administrator Class       $        0    $      0    $      4     $      2
OVERSEAS FUND              $   37,682    $ 34,038    $ 16,644     $  9,580       N/A         N/A
(FUND LEVEL)
 Investor Class            $  272,524    $248,432    $    908     $170,470     $      0    $369,899
 Institutional Class//     $    5,787    $  4,775    $296,171     $    523     $     28    $      6


------

/1/   Class A and Class C shares of the Asia Pacific Fund commenced operations on July 31, 2007.



Distributor
-----------



     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").



     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. After Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges), at the close of business on February 14, 2008, the Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



                               DISTRIBUTION FEES



     For the fiscal year ended September 30, 2007, the Funds paid the Distributor the following fees for distribution-related services:





                                                PRINTING,      COMPENSATION       COMPENSATION
                                                MAILING &           TO                 TO               OTHER
                  TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DEALERS       (EXPLAIN)
 ASIA PACIFIC
  Class C       $    20            $0              $0             $    20            $     0          $       0
 EMERGING MARKETS EQUITY
  Class B       $52,354            $0              $0             $     0            $     0          $  52,354*
  Class C       $24,141            $0              $0             $12,871            $11,270          $       0
 INTERNATIONAL CORE
  Class B       $23,192            $0              $0             $     0            $     0          $  23,192*
  Class C       $ 6,659            $0              $0             $ 5,215            $ 1,444          $       0
 INTERNATIONAL EQUITY
  Class B       $96,777            $0              $0             $     0            $     0          $  96,777*
  Class C       $13,992            $0              $0             $ 9,858            $ 4,134          $       0
 INTERNATIONAL VALUE
  Class B       $14,669            $0              $0             $     0            $     0          $  14,669*
  Class C       $ 5,788            $0              $0             $ 4,943            $   845          $       0


------
* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.




     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.


     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.


     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.


Shareholder Servicing Agent
---------------------------



     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.



     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.


     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian
---------



     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific and Emerging Markets Equity Funds, and 0.10% of the average daily net assets of the International Core, International Equity, International Value and Overseas Funds.

Fund Accountant
---------------



     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:




AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE MASTER TRUST         ANNUAL ASSET-
PORTFOLIO ASSETS)                                     BASED FEES
       First $85B                                        0.0051%
       Over $85B                                         0.0025%



     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.



Transfer and Distribution Disbursing Agent
------------------------------------------


     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.


Underwriting Commissions
------------------------


     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.



     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:





                                                               PERIOD FROM 4/11/05 TO
    YEAR ENDED 9/30/07             YEAR ENDED 9/30/06                 9/30/05
    PAID          RETAINED         PAID         RETAINED         PAID         RETAINED
 $  27,675         $2,072        $27,927         $1,835        $35,194        $5,198



     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Emerging Markets Equity, International Equity, and International Value Funds on a continuous basis.
For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:





  PERIOD FROM 10/1/04 TO
          4/10/05
    PAID           RETAINED
 $  40,903         $6,087



     Prior to April 11, 2005, SIS served as the principal underwriter for the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SIS was as follows:




    1/1/05 - 4/10/05
   PAID         RETAINED
 $  487           $487

Code of Ethics
--------------


     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS

FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.


                        DETERMINATION OF NET ASSET VALUE


     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.



     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.



     The Funds and the International Value Portfolio use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.


     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.



     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:




                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------

/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.



     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.



     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.


     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and


     o Family members, as defined in the prospectus, of any of the above.



     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.


     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.


     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.



     Investors Eligible to Acquire Class B Shares. Effective at the close of
     --------------------------------------------
business of February 14, 2008, Class B shares will be closed to new investors and additional investments form existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.


     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

     o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

     o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

  o All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Marketing and Shareholder Support Payments. Set forth below is a list of
     -------------------------------------------
the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates expect (as of December 31, 2007) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     o 401(k) Investment Services, Inc.

     o ADP Broker-Dealer, Inc.


     o A.G. Edwards & Sons, Inc.

     o American Skandia Marketing, Inc.


     o Ameriprise Financial Services, Inc.

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o GWFS Equities, Inc.


     o GunnAllen Financial, Inc.


     o Hewitt Financial Services, LLC

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o MSCS Financial Services, LLC

     o Multi-Financial Securities Corporation


     o Nationwide Investment Services Corp.


     o Pershing LLC

     o Prudential Investment Management Services, Inc.

     o Prudential Retirement Brokerage Services, Inc.


     o Ross, Sinclaire & Associates, LLC

     o Security Distributors, Inc.


     o Raymond James & Associates, Inc.

     o RBC Dain Rauscher, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC



     In addition to member firms of the FINRA, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.



                             PORTFOLIO TRANSACTIONS


     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.



     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the portfolio securities of the portfolio(s) of the Master Trust in which the Fund invests. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses indirectly borne by the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:





                                SEPTEMBER 30,        SEPTEMBER 30,
FUND                                 2007                2006
Asia Pacific                         184%                 167%
Emerging Markets Equity              149%                 103%
International Core                    61%                  36%
International Equity                  49%                  44%
International Value/1/                19%                  31%
Overseas                              66%                  40%



------
/1/   The portfolio turnover rate for the International Value Fund reflects the portfolio turnover rate for the master portfolio in which the Fund invests substantially all of its assets.


     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                 TOTAL COMMISSIONS




                                       YEAR ENDED                        YEAR ENDED                        YEAR ENDED
FUND                                    9/30/07                           9/30/06                           9/30/05
 Emerging Markets Equity          $    2,153,541                    $    1,396,330                    $    2,381,782
 International Equity             $      606,008 (Artisan)          $      510,737 (Artisan)          $      468,125 (Artisan)
                                  $      496,447 (New Star)         $      339,396 (New Star)         $      346,423 (New Star)
                                  $       54,835 (LSV)              $       59,060 (LSV)              $       50,462 (LSV)


------
* The International Value Fund did not pay any brokerage commissions for the past three fiscal years. Because the Fund invests substantially all of its assets in a master portfolio, it does not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.


     Former Strong Funds. For the fiscal periods listed below, the Funds or the
     --------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS




                                                                     NINE-MONTH
                            YEAR ENDED          YEAR ENDED          PERIOD ENDED         YEAR ENDED
FUND                          9/30/07             9/30/06              9/30/05            12/31/04
 Asia Pacific               $5,044,504         $  3,452,311*         $1,425,181         $1,330,349
 International Core         $   16,678         $      7,799          $    7,435         $    3,367
 Overseas                   $  138,104         $    101,509          $  322,918         $  261,979


------
* The significant increase in total commissions paid was due to the growth of the Fund. The Fund increased from approximately $182 million in September 2005 to approximately $370 million in September 2006.



     Directed Brokerage Commissions. For the fiscal year ended September 30,
     ------------------------------
2007, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.





SUB-ADVISER                   COMMISSIONS PAID   TRANSACTIONS VALUE
  Artisan                         $  8,768          $  4,241,489
  Wells Capital Management        $387,709          $142,050,965


     None of the other Sub-Advisers participate in such directed brokerage practices.



     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:





FUND                           BROKER-DEALER                        AMOUNT
ASIA PACIFIC                   N/A                              N/A
 Emerging Markets Equity       Barclays Capital Inc              $  160,428
                               Bear Stearns                      $  338,681
                               Citigroup                         $  304,335
                               Credit Suisse First Boston        $  569,268
                               JPMorgan Chase                    $1,033,869
                               Morgan Stanley                    $  590,252
 International Core            Barclays Capital Inc              $   96,009
                               Credit Suisse First Boston        $   99,592
                               Deutsche Bank                     $  141,764
 International Equity          Barclays                          $7,101,748
                               Credit Suisse First Boston        $7,057,754
                               Deutsche Bank                     $6,856,245

Overseas       Barclays                         $791,953
               Credit Suisse First Boston       $723,702



                                 FUND EXPENSES



     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.


     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.


                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.



     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.


     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.


     Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the

Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:





                                            CAPITAL LOSS CARRY
FUND                         YEAR EXPIRES        FORWARDS
  Emerging Markets Equity       2008           $   557,294
                                2009           $ 5,097,659
                                2010           $14,971,904
  International Equity          2009           $ 2,139,280
                                2010           $12,723,404
                                2011           $ 1,709,784
  Overseas                      2009           $ 3,885,024
                                2010           $ 1,942,513




     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.


     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).


     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.


     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as discount obligations for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.


     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.


     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.


     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.



     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.


     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.


     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.


     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to entities subject to tax on unrelated business income (including a qualified pension plan, an IRA, a 401(k) Plan, a Keogh plan, or certain other tax-exempt entities), thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.


     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.



     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.



     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.


     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. The Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. Each Fund will notify each shareholder within 60 days after the close of such Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.


     Even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.


     If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.



     In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.



     Federal Income Tax Rates. As of February 1, 2008, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify; payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.



     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.


     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.


     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.


     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.


     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related distributions or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.



     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.



     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Fund. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.


     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.



                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.


     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.


     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.



     The Procedures set forth Funds Management's general position on various proposals, such as:


  o Routine Items - Funds Management will generally vote for uncontested
    -------------
     director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.


  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.


     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.



     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.


     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.


     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS



     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.


     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.


     B.   Top Ten Holdings. Top ten holdings information (excluding derivative
          ----------------
     positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.


     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.


     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.


     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.



     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.


     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the WELLS FARGO ADVANTAGE FUNDS for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.


     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.



     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.


     Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' Web site.


     No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.



                                 CAPITAL STOCK


     The Funds are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.


     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.


     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.



     Gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.



     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.



     Set forth below as of January 4, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.


                        OWNERSHIP AS OF JANUARY 4, 2008





FUND            NAME AND ADDRESS                          PERCENTAGE
----------      -----------------------------------      -----------
ASIA PACIFIC
 Asia Pacific (FCHARLES SCHWAB & CO INC                      28.30%
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class A        NORTHERN TRUST COMPANY                       84.58%
                FBO GRAND TRUNK A/C
                PO BOX 92956
                CHICAGO IL 60675-0001

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
                       CHARLES SCHWAB & CO INC                      9.21%
                       SPECIAL CUSTODY ACCOUNT
                       FBO CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
 Class C               AMERICAN ENTERPRISE INVESTMENT              36.71%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
                       WELLS FARGO INVESTMENTS LLC                  9.92%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       RAYMOND JAMES & ASSOC INC                    7.69%
                       FBO LINDA K COWING
                       4335 N YARROW CIR
                       MESA AZ 85207-7166
                       MS&CO FBO                                    6.54%
                       THERESE LANGER
                       20 DAIRY LN
                       EASTON CT 06612-1357
                       WELLS FARGO INVESTMENTS LLC                  5.38%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
 Investor Class        CHARLES SCHWAB & CO INC                     29.97%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
                       AMERITRADE INC FOR THE                       5.37%
                       EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                       PO BOX 2226
                       OMAHA NE 68103-2226
                       WELLS FARGO FUNDS MANAGEMENT LLC             5.14%
                       EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                       WELLS FARGO ADVISOR PROGRAM
                       100 HERITAGE RESERVE
                       MENOMONEE FLS WI 53051-4400
EMERGING MARKETS EQUITY
 Class A               CHARLES SCHWAB & CO INC                     25.25%
                       SPECIAL CUSTODY ACCOUNT
                       EXCLUSIVLEY FBO THE CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
 Class B               AMERICAN ENTERPRISE INVESTMENT              13.46%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
 Class C                    CHARLES SCHWAB & CO INC                     7.37%
                            SPECIAL CUSTODY ACCOUNT
                            FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT              6.55%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 6.42%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        CHARLES SCHWAB & CO INC                    24.72%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVLEY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA FBO                    14.12%
                            FBO OMNIBUS ACCOUNT (CASH/CASH)
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                    13.77%
                            FBO OMNIBUS ACCOUNT (REINV/REINV)
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INTERNATIONAL CORE
 Class A                    AMERICAN ENTERPRISE INVESTMENT             12.50%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT             44.95%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT             12.60%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 7.12%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            FIRST CLEARING LLC                          5.01%
                            THEODORE H SCABAROZI R/O IRA
                            FCC AS CUSTODIAN
                            9 LAVENHAM CT
                            MANTUA NJ 08051-1705
 Administrator Class        WELLS FARGO BANK NA FBO                    94.37%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
INTERNATIONAL EQUITY
 International Equity (Fund WELLS FARGO BANK NA FBO                      56.20%
Level)                      WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                      10.22%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               14.10%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               18.34%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MLPF&S FOR THE SOLE BENEFIT                   7.92%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA FBO                      69.33%
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      27.85%
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                      60.00%
                            EDVEST WELLS FARGO AGGRESSIVE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      26.63%
                            EDVEST WELLS FARGO MODERATE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      13.35%
                            EDVEST WELLS FARGO BALANCED PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INTERNATIONAL VALUE
 Class A                    CHARLES SCHWAB & CO INC                      52.99%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SA FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Class B                    AMERICAN ENTERPRISE INVESTMENT               36.45%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               24.57%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            PERSHING LLC                                  6.47%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
 Administrator Class        NONE                                        NONE
 InstitutionalClass         WELLS FARGO BANK NA FBO                      98.38%
                            GOOSE CREEK ISD MPP-EQUITY
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
OVERSEAS
 Institutional Class        WELLS FARGO BANK NA FBO                      34.91%
                            LIFE STAGES AGGRESSIVE PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      30.05%
                            LIFE STAGES MODERATE PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       5.86%
                            LIFE STAGES CONSERVATIVE PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                       6.88%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151


     ------

(1) Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of The Charles Schwab Corporation.
(2) Class A and Class C shares of the Asia Pacific Fund incepted on July 31, 2007 and thereforeownership at the Fund level includes only Investor Class shares.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.



                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.


                             FINANCIAL INFORMATION



     The audited financial statements for the Funds for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253


                                     PART C
                               OTHER INFORMATION


Item 23. Exhibits.
         --------



      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.


 (b)                -   Not Applicable.


 (c)                -   Not Applicable.


 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.


           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                        29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.


           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.


           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        111, filed June 29, 2007.


           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.


           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.



                     Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
        (10)     -   88, filed December 1, 2005.


        (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.


        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.


        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.


        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.


        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.


        (17)     -   Form of Investment Sub-Advisory Agreement with Wells Capital Management
                     Incorporated, incorporated by reference to Post-Effective Amendment No.116, filed
                     December 11, 2007.


        (18)     -   Form of Investment Sub-Advisory Agreement with Phocas Financial Corporation, to be filed by amendment.


(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, filed herewith.


(f)              -   Not Applicable.


(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, filed herewith.


         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A, filed herewith.


         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, filed herewith. Schedule 2 incorporated by reference to Post-Effective Amendment No. 113, filed October 1, 2007.


(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, filed herewith.


         (3)     -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                     29, 2007.



                    Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
        (4)     -   16, filed October 30, 2000; Appendix A, filed herewith.


        (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


(i)     (1)     -   Legal Opinion, filed herewith.


        (2)     -   Not Applicable.


(j)     (A)         Consent of Independent Auditors, filed herewith.


(j)     (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


        (2)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


        (3)     -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


        (4)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


        (5)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


        (6)     -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


        (7)     -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.


        (8)     -   Power of Attorney, Stephen Leonhardt, incorporated by reference to Post-Effective
                    Amendment No. 112, filed July 31, 2007.


(k)             -   Not Applicable.


(l)             -   Not Applicable.


(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Appendix A, filed herewith.


(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007.


(o)             -   Not Applicable.


(p)     (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


        (2)     -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                    Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007.


        (3)     -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 111, filed June 29,
                    2007.


        (4)     -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 87, filed November 1, 2005.


        (5)     -   Peregrine Capital Management, Inc. Code of Ethics, filed herewith.


        (6)     -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.


        (7)     -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 111, filed June 29, 2007.



            Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
(8)     -   Post-Effective Amendment No. 111, filed June 29, 2007.


 (9)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 113, filed October 1, 2007.


(10)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


(11)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.


(12)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.


(13)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 113, filed October 1, 2007.


(14)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.


(15)    -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.


(16)        Phocas Financial Corporation Code of Ethics, to be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------


     Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------


     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------


     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.


     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.


     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (o) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------


     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.


     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.



(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


A. Erdem Cimen                       Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051


Samuel H. Hom                        Interim Chief Compliance Officer    None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Steven R. Schneider                  Compliance Officer and              Anti-Money Laundering
Wells Fargo Funds Distributor, LLC   Anti-Money Laundering Officer       Compliance Officer
100 Heritage Reserve
Menomonee Falls, WI 53051


Randy Henze                          Director                            None


Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.


Item 28. Location of Accounts and Records.
         --------------------------------


     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.


     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.


     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.


     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.


     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.


     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.


     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.


     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.


     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.


     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.


     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.


     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.


     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.


     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.


     (s) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 95401.


Item 29. Management Services.
         -------------------


     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of February, 2008.


                                WELLS FARGO FUNDS TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ --------
                  *                 Trustee
---------------------------------
Thomas S. Goho


                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
J. Tucker Morse


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                      2/01/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt


* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        February 1, 2008

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253


                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------------- -----------------------------------------------------------------------------
EX-99.(e)      Schedule I to Distribution Agreement with Wells Fargo Funds Distributor, LLC
EX-99.(g)(1)   Appendix A to Custody Agreement with Wells Fargo Bank, N.A.
EX-99.(g)(2)   Exhibit A to Delegation Agreement with Wells Fargo Bank, N.A.
EX-99.(g)(3)   Schedule 1 to Securities Lending Agency Agreement
EX-99.(h)(2)   Exhibit A to Accounting Services Agreement with PFPC, Inc.
EX-99.(h)(4)   Appendix A to Shareholder Servicing Plan
EX-99.(i)(1)   Legal Opinion
EX-99.(j)(A)   Consent of Independent Auditors
EX-99.(m)      Appendix A to Rule 12b-1 Plan
EX-99.(p)(5)   Peregrine Capital Management, Inc. Code of Ethics